Securities Act Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

Registration Statement

under

the Securities Act Of 1933
Pre-Effective Amendment	☐

Post-Effective Amendment	☐

PennantPark Investment Corporation

(Exact name of Registrant as specified in its charter)

1691 Michigan Avenue

Miami Beach, Florida 33139

(Address of Principal Executive Offices)

(786) 297-9500

(Registrant’s Telephone Number, Including Area Code)

Arthur H. Penn

c/o PennantPark Investment Corporation

1691 Michigan Avenue

Miami Beach, FL 33139

(Name and Address of Agent for Service)

Copies to:

Thomas Friedmann

Stephen Pratt

Ross MacConnell

Dechert LLP

One International Place

40th Floor

100 Oliver Street

Boston, MA 02110

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As may be practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☐

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.

☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:    .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:    .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:    .

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer and sale is not permitted.

Subject to Completion, dated September 16, 2026

PRELIMINARY PROSPECTUS

  % Notes due

PennantPark Investment Corporation, a Maryland corporation (“we” or the “Company”), is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for U.S. federal income tax purposes, we have elected to be treated, and intend to qualify annually, as a regulated investment company under the Code (“RIC”) under the Code.

Our investment objectives are to generate both current income and capital appreciation while seeking to preserve capital through debt and equity investments primarily made to U.S. middle-market companies in the form of first lien secured debt, second lien secured debt, subordinated debt and equity investments. We can offer no assurances that we will achieve our investment objectives.

We utilize the investing experience and contacts of PennantPark Investment Advisers, LLC (the “Investment Adviser”) in developing what we believe is an attractive and carefully constructed portfolio. The senior investment professionals of the Investment Adviser have worked together for many years and average over 25 years of experience in the senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, our senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in middle-market companies across changing economic and market cycles. We believe this experience and history have resulted in a reputation as a respected partner to financial sponsors, management teams, investment bankers, attorneys and accountants, which provides us with access to substantial investment opportunities across the capital markets. Our Investment Adviser has a rigorous investment approach, which is based upon intensive financial analysis with a focus on capital preservation, diversification and active management. Since our Investment Adviser’s inception in 2007, it has invested through its managed funds $30.0 billion in 757 companies with more than 250 different financial sponsors through its managed funds, which includes investments by the Company totaling $9.9 billion in 416 companies.

We execute our investment strategy directly and through our wholly owned subsidiaries, our unconsolidated joint venture and unconsolidated limited partnership. The term “subsidiary” means entities that primarily engage in investment activities in securities or other assets and are wholly owned by us. We do not intend to create or acquire primary control of any entity which primarily engages in investment activities of securities or other assets other than entities wholly owned by us. We comply with the provisions of Section 18 of the 1940 Act governing capital structure and leverage on an aggregate basis with our subsidiaries. Our subsidiaries comply with the provisions of Section 17 of the 1940 Act related to affiliated transactions and custody. To the extent that we form a subsidiary advised by an investment adviser other than the Investment Adviser, the investment adviser to such subsidiaries will comply with the provisions of the 1940 Act relating to investment advisory contracts, including but not limited to, Section 15, as if it were an investment adviser to us under Section 2(a)(20) of the 1940 Act.

Our investment activity depends on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. We have used, and expect to continue to use, our debt capital, proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives.

We are offering $   in aggregate principal amount of   % notes due     , which we refer to as the Notes. The Notes will mature on    ,    , unless earlier redeemed or repurchased. We will pay interest on the Notes quarterly on    ,    ,    and     of each year beginning    , 202 . The Notes will be issued in minimum denominations of $25 and any integral multiples thereof.

The Notes are redeemable, in whole or in part, at any time, and from time to time, at our option, on or after    ,     at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date. Holders of the Notes will not have the option to have the Notes repaid prior to    ,    .

Upon issuance, the Notes will be our general unsecured obligations that rank pari passu, or equally, with all outstanding and future unsecured unsubordinated indebtedness issued by us. Because the Notes will not be secured by any of our assets, they will be effectively subordinated, or junior, to all of our existing and future secured indebtedness (or any indebtedness that is initially unsecured as to which we subsequently grant a security interest) to the extent of the value of the assets securing such indebtedness. The Notes will be structurally subordinated to all existing and future indebtedness and other obligations incurred by our subsidiaries, financing vehicles or similar facilities, because the Notes will be the obligations exclusive of PennantPark Investment Corporation and not any of our subsidiaries. No sinking fund is provided for the Notes. See “Description of the Notes” in this prospectus.

We intend to list the Notes on    , and we expect trading to commence thereon within 30 days of the issue date under the trading symbol “ ”. The Notes are expected to trade “flat.” This means that purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not included in the trading price. Currently, there is no public market for the Notes and there can be no assurance that one will develop.

This prospectus and the documents incorporated by reference in this prospectus contain important information you should know before investing in the Notes. Please read this prospectus, and the documents incorporated by reference, before you invest in our securities and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may also obtain such information free of charge or make stockholder inquiries by contacting us in writing at 1691 Michigan Avenue, Miami Beach, Florida 33139, by calling us at (786) 297-9500 or by visiting our website at www.pennantpark.com. The information on our website is not incorporated by reference into this prospectus. The SEC also maintains a website at www.sec.gov that contains such information free of charge.

Investing in the Notes involves a high degree of risk, including the risk of the use of leverage. Additionally, the Notes are a new issue of debt securities for which there currently is no trading market. If no active trading market develops, the liquidity and trading price for the Notes may be harmed and you may not be able to resell your Notes at their fair market value or at all. Before buying any of the Notes, you should read the discussion of the material risks of investing in us in “Risk Factors” beginning on page 23 of this prospectus.

	Per Note	Total
Public offering price	$	$
Sales load (underwriting discounts and commissions) paid by us	$	$
Proceeds to us, before estimated expenses(1)	$	$

(1)	We estimate that we will incur offering expenses of approximately $ . For more information, see “Underwriting” in this prospectus.

The underwriters may also purchase up to an additional $  aggregate principal amount of Notes offered by this prospectus, solely to cover over-allotments, if any, within 30 days from the date of this prospectus. If the underwriters exercise this option in full, the total aggregate proceeds will be $  , the total sales load (underwriting discounts and commissions) paid by us will be $  , and total net proceeds, before offering expenses, will be $  .

Delivery of the Notes in book-entry form through The Depository Trust Company will be made on or about    , 2026.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should rely only on the information contained in this prospectus and the documents incorporated by reference in this prospectus when considering whether to purchase any securities offered by this prospectus. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell and seeking offers to buy, securities only in jurisdictions where offers are permitted. The information contained in or incorporated by reference in this prospectus is accurate only as of the date of this prospectus. We will update these documents to reflect material changes only as required by law. Our business, financial condition, results of operations and prospects may have changed since then.

Joint Book-Running Managers

The date of this prospectus is    , 2026.

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ABOUT THIS PROSPECTUS

Please carefully read the information in this prospectus, which we refer to as the “prospectus.” This prospectus may contain estimates and information concerning the industry, including market size and growth rates of the markets in which we participate, that are based on industry publications and other third-party reports. These estimates and information involve many assumptions and limitations, and you are cautioned not to give undue weight to them. Neither we nor the underwriters have independently verified the accuracy or completeness of the data contained in these industry publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those described or referenced in the section titled “Risk Factors” in this prospectus that could cause results to differ materially from those expressed in these publications and reports.

From time to time, we may disclose information about us on our website at www.pennantpark.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

This prospectus includes summaries of certain provisions contained in some of the underlying documents described in this prospectus, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed or incorporated by reference, or will be filed or incorporated by reference, as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described in the section titled “Available Information” on page 182 of this prospectus.

Unless otherwise noted, numerical information relating to us is as of June 30, 2026.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. References to our portfolio, our investments and our business include investments we make through our consolidated subsidiaries. Some of the statements in this prospectus constitute forward-looking statements, which apply to both us and our consolidated subsidiaries, as applicable, and relate to future events, future performance or financial condition. The forward- looking statements involve risks and uncertainties on a consolidated basis and actual results could differ materially from those projected in the forward-looking statements for many reasons, including those factors discussed in “Risk Factors” and elsewhere in this prospectus. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. In this prospectus, except where the context suggests otherwise: the terms “Company,” “we,” “our” or “us” refers to PennantPark Investment Corporation and our consolidated subsidiaries; “2024 Notes” refers to our 5.50% Notes due 2024; “2026 Notes” refers to our 4.50% Notes due May 2026; “2026 Notes-2” refers to our 4.00% Notes due November 2026; “2029 Notes” refers to our 7.00% Notes due February 2029; “2029 Notes-2” refers to our 7.25% Notes due September 2029; “2031 Notes” refers to our 8.00% Notes due September 2031; “BDC” refers to a business development company under the Investment Company Act of 1940, as amended, or the “1940 Act”; “BNP Credit Facility” refers to our revolving credit facility with BNP Paribas prior to deconsolidation of Funding I (as defined below); “Code” refers to the Internal Revenue Code of 1986, as amended; “Funding I” refers to PennantPark Investment Funding I, LLC, a wholly owned subsidiary prior to deconsolidation on July 31, 2020; “PennantPark Investment” refers to only PennantPark Investment Corporation; “PennantPark Investment Administration” or “Administrator” refers to PennantPark Investment Administration, LLC; “PennantPark Investment Advisers” or “Investment Adviser” refers to PennantPark Investment Advisers, LLC; “PSLF” refers to PennantPark Senior Loan Fund, LLC, an unconsolidated joint venture; “PTSF II” refers to PennantPark-TSO Senior Loan Fund II, LP, an unconsolidated limited partnership; “RIC” refers to a regulated investment company under the Code; “SOFR” refers to the Secured Overnight Financing Rate; “Taxable Subsidiary” refers collectively to our consolidated subsidiaries, PNNT Investment Holdings II, LLC and PNNT Investment Holdings, LLC; and “Truist Credit Facility” refers to our multi-currency, amended and restated senior secured revolving credit facility with Truist Bank; Some of the statements in this prospectus constitute forward-looking statements, which apply to us and relate to future events, future performance or future financial condition. The forward-looking statements involve risks and uncertainties for us and actual results could differ materially from those projected in the forward-looking statements for any reason, including those factors discussed in “Risk Factors” and elsewhere in this prospectus.

General Business of PennantPark Investment Corporation

PennantPark Investment Corporation is a BDC whose investment objectives are to generate both current income and capital appreciation while seeking to preserve capital through debt and equity investments primarily made to U.S. middle-market companies in the form of first lien secured debt, second lien secured debt, subordinated debt and equity investments.

Our investment activity depends on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. We have used, and expect to continue to use, our debt capital, proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives.

Organization and Structure of PennantPark Investment Corporation

PennantPark Investment Corporation, a Maryland corporation organized in January 2007, is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940

Act. In addition, for U.S. federal income tax purposes we have elected to be treated, and intend to qualify annually, as a RIC under the Code.

We execute our investment strategy directly and through our wholly owned subsidiaries, our unconsolidated joint venture and unconsolidated limited partnership. The term “subsidiary” means entities that primarily engage in investment activities in securities or other assets and are wholly owned by us. We do not intend to create or acquire primary control of any entity which primarily engages in investment activities of securities or other assets other than entities wholly owned by us. We comply with the provisions of Section 18 of the 1940 Act governing capital structure and leverage on an aggregate basis with our subsidiaries. Our subsidiaries comply with the provisions of Section 17 of the 1940 Act related to affiliated transactions and custody. To the extent that we form a subsidiary advised by an investment adviser other than the Investment Adviser, the investment adviser to such subsidiaries will comply with the provisions of the 1940 Act relating to investment advisory contracts, including but not limited to, Section 15, as if it were an investment adviser to us under Section 2(a)(20) of the 1940 Act.

Our Investment Adviser and Administrator

We utilize the investing experience and contacts of PennantPark Investment Advisers in developing what we believe is an attractive and diversified portfolio. The senior investment professionals of the Investment Adviser have worked together for many years and average over 25 years of experience in the senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, our senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in middle-market companies across changing economic and market cycles. We believe this experience and history have resulted in a reputation as a respected partner to financial sponsors, management teams, investment bankers, attorneys and accountants, which provides us with access to substantial investment opportunities across the capital markets. Our Investment Adviser has a rigorous investment approach, which is based upon intensive financial analysis with a focus on capital preservation, diversification and active management. Since our Investment Adviser’s inception in 2007, it has invested through its managed funds $30.0 billion in 757 companies with more than 250 different financial sponsors through its managed funds, which includes investments by the Company totaling $9.9 billion in 416 companies.

Our Administrator has experienced professionals with substantial backgrounds in finance and administration of registered investment companies. In addition to furnishing us with clerical, bookkeeping and record keeping services, the Administrator also oversees our financial records as well as the preparation of our reports to stockholders and reports filed with the Securities and Exchange Commission, or the SEC. The Administrator assists in the determination and publication of our net asset value, or NAV, oversees the preparation and filing of our tax returns, and monitors the payment of our expenses as well as the performance of administrative and professional services rendered to us by others. Furthermore, our Administrator offers, on our behalf, significant managerial assistance to those portfolio companies to which we are required to offer such assistance. See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest which could impact our investment returns”.

Market Opportunity

We believe that the limited amount of capital available to middle-market companies, coupled with the desire of these companies for flexible sources of capital, creates an attractive investment environment for us.

Competitive Advantages

We believe that we have the following competitive advantages over other capital providers to middle-market companies:

a) Experienced Management Team

The senior investment professionals of our Investment Adviser have worked together for many years and average over 25 years of experience in senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses. These senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in middle-market companies across changing economic and market cycles. We believe this extensive experience and history have resulted in a strong reputation across the capital markets.

b) Disciplined Investment Approach with Strong Value Orientation

We employ a disciplined approach in selecting investments that meet the long-standing, consistent value- oriented investment selection criteria employed by our Investment Adviser. Our value-oriented investment philosophy focuses on preserving capital and ensuring that our investments have an appropriate return profile in relation to risk. When market conditions make it difficult for us to invest according to our criteria, we are highly selective in deploying our capital. We believe this approach continues to enable us to build an attractive investment portfolio that meets our return and value criteria over the long-term.

c) Ability to Source and Evaluate Transactions through our Investment Adviser’s Proactive, Research Capability and Established Network

The management team of our Investment Adviser has long-term relationships with financial sponsors, management consultants and management teams that we believe enable us to evaluate investment opportunities effectively in numerous industries, as well as provide us access to substantial information concerning those industries. We identify potential investments both through active origination and through dialogue with numerous financial sponsors, management teams, members of the financial community and corporate partners with whom the professionals of our Investment Adviser have long-term relationships.

d) Flexible Transaction Structuring

We are flexible in structuring investments and tailor investments to meet the needs of a portfolio company while also generating attractive risk-adjusted returns. We can invest in all parts of a capital structure and our Investment Adviser has extensive experience in a wide variety of securities for leveraged companies throughout economic and market cycles.

Competition

Our primary competitors provide financing to middle-market companies and include other BDCs, commercial and investment banks, commercial finance companies, collateralized loan obligation (“CLO”) funds, private direct lending funds, and, to the extent they provide an alternative form of financing, private equity funds. Additionally, alternative investment vehicles, such as hedge funds, frequently invest in middle-market companies. As a result, competition for investment opportunities in middle-market companies can be intense. However, we believe that from time to time there has been a reduction in the amount of debt capital available to middle-market companies, which we believe has resulted in a less competitive environment for making new investments.

Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. See “Risk Factors—Risks Relating to our Business and Structure—We operate in a highly competitive market for investment opportunities” for more information.

Leverage

As of June 30, 2026, we had the multi-currency Truist Credit Facility for up to $535 million (increased from $500 million in December 2025), which may be further increased up to $750.0 million in borrowings with certain lenders and Truist Bank, acting as administrative agent, Regions Bank, acting as additional multicurrency lenders, and JPMorgan Chase Bank, N.A., acting as syndication agent for the lenders. As of June 30, 2026 and September 30, 2025, we had $311.5 million (including a $10.0 million temporary draw) and $426.5 million, respectively, in outstanding borrowings under the Truist Credit Facility. The Truist Credit Facility had a weighted average interest rate of 5.9% and 6.5%, respectively, exclusive of the fee on undrawn commitment, as of June 30, 2026 and September 30, 2025. As of June 30, 2026, the Truist Credit Facility has a stated maturity date of December 11, 2030 and borrowings under the facility accrue interest at a rate of SOFR plus 210 basis points (or an alternative risk-free floating interest rate index). As of June 30, 2026 and September 30, 2025, we had $223.5 million and $73.5 million of unused borrowing capacity under the Truist Credit Facility, respectively, subject to leverage and borrowing base restrictions. The Truist Credit Facility is secured by substantially all of our assets. As of June 30, 2026, we were in compliance with the terms of the Truist Credit Facility.

In October 2021, we issued $165.0 million in aggregate principal amount of our 2026 Notes-2 at a public offering price per note of 99.4%. Interest on the 2026 Notes-2 is paid semi-annually on May 1 and November 1 of each year, at a rate of 4.00% per year, commencing May 1, 2022. The effective interest rate is 4.12%. The 2026 Notes-2 mature on November 1, 2026 and may be redeemed in whole or in part at our option prior to maturity at a redemption price equal to 100% of the principal amount of the 2026 Notes-2 to be redeemed, plus accrued and unpaid interest, if any, to, but not including the date of redemption. The 2026 Notes-2 are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness.

In January 2026, we issued $75.0 million in aggregate principal amount of our 2029 Notes at a private placement price per note of 99.3%. Interest on the 2029 Notes is paid semi-annually on February 1 and August 1 of each year, at a rate of 7.00% per year, commencing August 1, 2026. The effective interest rate is 7.25%. The 2029 Notes mature on February 1, 2029 and may be redeemed in whole or in part at our option subject to a make-whole premium if redeemed more than three months prior to maturity. The 2029 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness.

In September 2026, we issued $62.0 million in aggregate principal amount of our 2031 Notes and $2.0 million in aggregate principal amount of our 2029 Notes-2 at a private placement price per note of 98.0% and 100.0%, respectively. Interest on the 2029 Notes-2 is paid semi-annually on March 30 and September 30 of each year, at a rate of 7.25% per year, commencing March 30, 2027. Interest on the 2031 Notes is paid semi-annually on March 1 and September 1 of each year, at a rate of 8.00% per year, commencing March 1, 2027. The effective interest rate of the 2031 Notes is 8.50%. The effective interest rate of the 2029 Notes-2 is 7.25%. The 2029 Notes-2 mature on September 30, 2029 and may be redeemed in whole or in part at any time at 100.0% of the principal amount redeemed plus a customary make-whole premium, plus accrued and unpaid interest to the redemption date. The 2031 Notes mature on September 1, 2031 and may be redeemed in whole or in part at our option (i) at 100.0% of the principal amount redeemed plus a customary make-whole premium, plus accrued and unpaid interest to the redemption date, if redeemed prior to September 1, 2028 and (ii) on or after September 1, 2028, at a fixed redemption price of 101.00% of the principal amount redeemed, plus accrued and unpaid interest to the redemption date. The 2029 Notes-2 and the 2031 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness.

On February 5, 2019, our stockholders approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the Consolidated Appropriations Act of 2018 (which includes the SBCAA) as approved by our board of directors on November 13, 2018. As a result, on February 6, 2019, the asset coverage requirement applicable to us for senior securities was reduced from 200% (i.e., $1 of debt outstanding for each $1 of equity) to 150% (i.e., $2 of debt outstanding for each $1 of equity), subject to compliance with certain disclosure requirements. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K and in this prospectus.

Investment Policy Overview

We seek to create a carefully constructed portfolio that includes first lien secured debt, second lien secured debt, subordinated debt and, to a lesser extent, equity by targeting an investment size of $10 million to $50 million in securities, on average, of middle-market companies, on a per portfolio company basis. We expect this investment size to vary proportionately with the size of our capital base. The companies in which we invest are typically highly leveraged, and, in most cases, are not rated by national rating agencies. If such unrated companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national rating agencies. Securities rated below investment grade are often referred to as “leveraged loans,” “high yield” securities or “junk bonds” and are often higher risk compared to debt instruments that are rated above investment grade and have speculative characteristics. In addition, we expect our debt investments to range in maturity from three to ten years.

Over time, we expect that our portfolio will continue to consist primarily of first lien secured debt, second lien secured debt, subordinated debt and, to a lesser extent, equity investments in qualifying assets such as private, or thinly traded or small market-capitalization, U.S. middle-market public companies. In addition, we may invest up to 30% of our portfolio in non-qualifying assets. These non-qualifying assets may include investments in public companies whose securities are not thinly traded or have a market capitalization of greater than $250 million, securities of middle-market companies located outside of the United States and investment companies as defined in the 1940 Act. We may acquire investments in the secondary markets. See “Regulation—Qualifying Assets” and “Investment Selection Criteria” for more information.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). Because we are a BDC, we may, from time to time, change our investment objectives without a shareholder vote. However, absent stockholder approval, under the 1940 Act we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our common stock. Nevertheless, the effects of changes to our operating policies and strategies may adversely affect our business, our ability to make distributions and the value of our common stock.

First Lien Secured Debt

Structurally, first lien secured debt ranks senior in priority of payment to second lien secured debt, subordinated debt and equity, and benefits from a senior security interest in the assets of the borrower. As such, other creditors rank junior to our investments in these securities in the event of insolvency. Due to its lower risk profile and often more restrictive covenants as compared to second lien secured debt and subordinated debt, first lien secured debt generally earns a lower return than second lien secured debt and subordinated debt. In some cases first lien secured debt lenders receive opportunities to invest directly in the equity securities of borrowers and from time to time may also receive warrants to purchase equity securities. We evaluate these investment opportunities on a case-by-case basis.

Second Lien Secured Debt

Second lien secured debt usually ranks junior in priority of payment to first lien secured debt. Second lien secured debt holds a second priority with regard to right of payment in the event of insolvency. Second lien secured debt ranks senior to subordinated debt and common and preferred equity in borrowers’ capital structures. Due to its higher risk profile and often less restrictive covenants as compared to first lien secured debt, second lien secured debt generally earns a higher return than first lien secured debt. In many cases, second lien secured debt investors receive opportunities to invest directly in the equity securities of borrowers and from time to time may also receive warrants to purchase equity securities. We evaluate these investment opportunities on a case-by-case basis.

Subordinated Debt

Structurally, subordinated debt usually ranks junior in priority of payment to first lien secured debt and second lien secured debt, and is often unsecured. As such, other creditors may rank senior to us in the event of insolvency. Subordinated debt ranks senior to common and preferred equity in borrowers’ capital structures. Due to its higher risk profile and often less restrictive covenants as compared to first lien secured debt and second lien secured debt, subordinated debt generally earns a higher return than first lien secured debt and second lien secured debt. In many cases, subordinated debt investors receive opportunities to invest directly in the equity securities of borrowers, and from time to time, may also receive warrants to purchase equity securities. We evaluate these investment opportunities on a case-by-case basis.

Investment Selection Criteria

We are committed to a value-oriented philosophy used by the senior investment professionals of our Investment Adviser who manage our portfolio and seek to minimize the risk of capital loss without foregoing potential for capital appreciation.

We have identified several criteria, discussed below, that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions. However, we caution that not all of these criteria will be met by each prospective portfolio company in which we choose to invest. Generally, we seek to use our experience and access to market information to identify investment opportunities and to structure investments efficiently and effectively.

a) Leading and defensible competitive market positions

The Investment Adviser invests in portfolio companies that it believes have developed strong positions within their markets. The Investment Adviser also seeks to invest in portfolio companies that it believes possess competitive advantages, for example, in scale, scope, customer loyalty, product pricing or product quality as compared to their competitors to protect their market position.

b) Investing in stable borrowers with positive cash flow

Our investment philosophy places a premium on fundamental analysis and has a distinct value-orientation. The Investment Adviser invests in portfolio companies it believes to be stable and well-established, with strong cash flows and profitability. The Investment Adviser believes these attributes indicate portfolio companies that may be well-positioned to maintain consistent cash flow to service and repay their liabilities and maintain growth in their businesses or their relative market share. The Investment Adviser currently does not expect to invest significantly in start-up companies, companies in turnaround situations or companies with speculative business plans, although we are permitted to do so.

c) Management teams

The Investment Adviser focuses on investments in which the portfolio company has an experienced management team with an established track record of success. The Investment Adviser typically requires that portfolio companies have in place proper incentives to align management’s goals with our goals, including having equity interests.

d) Financial sponsorship

The Investment Adviser may seek to cause us to participate in transactions sponsored by what it believes to be trusted financial sponsors. The Investment Adviser believes that a financial sponsor’s willingness to invest significant equity capital in a portfolio company is an implicit endorsement of the quality of that portfolio company. Further, financial sponsors of portfolio companies with significant investments at risk may have the ability, and a strong incentive, to contribute additional capital in difficult economic times should financial or operational issues arise so as to maintain their ownership position.

e) Investments in different borrowers, industries and geographies

The Investment Adviser seeks to invest our assets broadly among portfolio companies, across industries and geographical regions. The Investment Adviser believes that this approach may reduce the risk that a downturn in any one portfolio company, industry or geographical region will have a disproportionate impact on the value of our portfolio, although we are permitted to be non-diversified under the 1940 Act.

f) Viable exit strategy

The Investment Adviser seeks to invest in portfolio companies that it believes will provide a steady stream of cash flow to repay our loans while also reinvesting in their respective businesses. The Investment Adviser expects that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments in portfolio companies to be a key means by which we will exit from our investments over time. In addition, the Investment Adviser also seeks to invest in portfolio companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock, refinancing or other capital markets transaction.

Due Diligence

We believe it is critical to conduct extensive due diligence in evaluating new investment targets. Our Investment Adviser conducts a rigorous due diligence process that is applied to prospective portfolio companies and draws from our Investment Adviser’s experience, industry expertise and network of contacts. In conducting due diligence, our Investment Adviser uses information provided by companies, financial sponsors and publicly available information as well as information from relationships with former and current management teams, consultants, competitors and investment bankers.

Our due diligence may include:

•	review of historical and prospective financial information;

•	research relating to the portfolio company’s management, industry, markets, products and services and competitors;

•	interviews with management, employees, customers and vendors of the potential portfolio company;

•	on-site visits;

•	review of loan documents; and

•	background checks.

Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

Upon the completion of due diligence on a portfolio company, the team leading the investment presents the investment opportunity to our Investment Adviser’s investment committee. This committee determines whether to pursue the potential investment. All new investments are required to be reviewed by the investment committee of our Investment Adviser. The members of the investment committee receive no compensation from us. Rather, they are employees of and receive compensation from our Investment Adviser.

Investment Structure

Once we determine that a prospective portfolio company is suitable for investment, we work with the management of that portfolio company and its other capital providers, including senior, junior and equity capital providers, to structure an investment. We negotiate with these parties to agree on how our investment is structured relative to the other capital in the portfolio company’s capital structure.

We expect our first lien secured debt to have terms of three to ten years. We generally obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of these loans. This collateral may take the form of first priority liens on the assets of a portfolio company.

Typically, our second lien secured debt and subordinated debt investments have maturities of three to ten years. Second lien secured debt and subordinated debt may take the form of a second priority lien on the assets of a portfolio company and have interest-only payments in the early years with cash or payment-in-kind, or PIK, payments with amortization of principal deferred to the later years. In some cases, we may invest in debt securities that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after our investment. Also, in some cases, our second lien secured debt and subordinated debt may be collateralized by a subordinated lien on some or all of the assets of the borrower.

We seek to tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest in the form of a floor and potential equity appreciation) that compensates us for credit risk;

•	incorporating “put” rights and call protection into the investment structure; and

•

negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with our focus of preserving capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Our investments may include equity features, such as direct investments in the equity securities of borrowers or warrants or options to buy a minority interest in a portfolio company. Any warrants we may receive with our debt securities generally require only a nominal cost to exercise, so as a portfolio company appreciates in value, we may achieve additional investment return from these equity investments. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In many cases, we may also obtain registration rights in connection with these equity investments, which may include demand and “piggyback” registration rights.

We expect to hold most of our investments to maturity or repayment, but we may exit certain investments earlier when a liquidity event, such as the sale or refinancing of a portfolio company, takes place. We also may turn over investments to better position the portfolio in light of market conditions.

Ongoing Relationships with Portfolio Companies

Monitoring

The Investment Adviser monitors our portfolio companies on an ongoing basis. The Investment Adviser also monitors the financial trends of each portfolio company to determine if it is meeting its respective business plans and to assess the appropriate course of action for each portfolio company.

The Investment Adviser has several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	assessment of success in adhering to a portfolio company’s business plan and compliance with covenants;

•	periodic or regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	comparisons to other portfolio companies in the industry, if any;

•	attendance at and participation in board meetings or presentations by portfolio companies; and

•	review of periodic financial statements and financial projections for portfolio companies.

The Investment Adviser monitors credit risk of each portfolio company regularly with a goal toward identifying early, and when able and appropriate, exiting investments with potential credit problems. This monitoring process may include reviewing: (1) a portfolio company’s financial resources and operating history; (2) comparing a portfolio company’s current operating results with the Investment Adviser’s initial thesis for the investment and its expectations for the performance of the investment; (3) a portfolio company’s sensitivity to economic conditions; (4) the performance of a portfolio company’s management; (5) a portfolio company’s debt maturities and capital requirements; (6) a portfolio company’s interest and asset coverage; and (7) the relative value of an investment based on a portfolio company’s anticipated cash flow.

Managerial Assistance

We offer significant managerial assistance to our portfolio companies. As a BDC, we are required to make available such significant managerial assistance within the meaning of Section 2(a)(47) of the 1940 Act. See “Regulation” for more information.

Staffing

We do not currently have any employees. Our Investment Adviser and Administrator have hired and expect to continue to hire professionals with skills applicable to our business plan, including experience in middle- market investing, senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses.

Our Portfolio

Our principal investment focus is to provide first lien secured debt, second lien secured debt and subordinated debt to U.S. middle-market companies in a variety of industries. We generally seek to target companies that generate positive cash flows from the broad variety of industries in which our Investment Adviser has direct expertise.

Our executive officers and directors, as well as the senior investment professionals of the Investment Adviser and Administrator, may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do. Currently, the executive officers and directors, as well as certain of the current senior investment professionals of the Investment Adviser and Administrator, serve as officers and directors of other funds managed by the Investment Adviser.

Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations might not be in the best interest of us or our stockholders. In addition, we note that any affiliated investment vehicle currently existing, or formed in the future, and managed by the Investment Adviser and/or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, the Investment Adviser may face conflicts in allocating investment opportunities among us and such other entities. The Investment Adviser will allocate investment opportunities in a fair and equitable manner consistent with our allocation policy, and we have received exemptive relief with respect to certain co-investment transactions. Where co-investment is unavailable or inappropriate, the Investment Adviser will choose which investment fund should receive the allocation. See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest which could impact our investment returns” for more information.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies and companies that would be investment companies but are excluded from the definition of an investment company provided in Section 3(c) of the 1940 Act. We may also co-invest in the future on a concurrent basis with our affiliates, subject to compliance with applicable regulations, our trade allocation procedures and, if applicable, the terms of our exemptive relief.

Investment Management Agreement

We have entered into an agreement with the Investment Adviser, or the “Investment Management Agreement”, under which the Investment Adviser, subject to the overall supervision of our board of directors, manages the day-to-day operations of, and provides investment advisory services to, us. Mr. Penn, our Chairman and Chief Executive Officer, is the managing member and a senior investment professional of, and has a financial and controlling interest in, the Investment Adviser. Such investment management agreement does not affect the management or incentive fees that we pay to the Investment Adviser on a consolidated basis. Under the terms of our Investment Management Agreement, the Investment Adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make; and

•	provides us with such other investment advisory, research and related services, as we may need from time to time.

The Investment Adviser’s services under our Investment Management Agreement are not exclusive, and it is free to furnish similar services, without the prior approval of our stockholders or our board of directors, to other entities so long as its services to us are not impaired. Our board of directors monitors for any potential conflicts that may arise upon such a development. For providing these services, the Investment Adviser receives a fee from us, consisting of two components—a base management fee and an incentive fee or, collectively, “Management Fees”.

Organization of the Investment Adviser

The Investment Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. The principal executive office of the Investment Adviser is located at 1691 Michigan Ave, Miami Beach, Florida 33139.

Duration and Termination of Investment Management Agreement

The Investment Management Agreement was reapproved by our board of directors, including a majority of our directors who are not interested persons of us or the Investment Adviser in May 2026. Unless terminated earlier as described below, the Investment Management Agreement will continue in effect for a period of one year through May 2027. It will remain in effect if approved annually by our board of directors, or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons of us or the Investment Adviser. In determining to reapprove the Investment Management Agreement, our board of directors requested information from the Investment Adviser that enabled it to evaluate a number of factors relevant to its determination. These factors included the nature, quality and extent of services performed by the Investment Adviser, the Investment Adviser’s ability to manage conflicts of interest effectively, our short and long-term performance, our costs, including as compared to comparable externally and internally managed publicly traded BDCs that engage in similar investing activities, the Investment Adviser’s profitability, any economies of scale, and any other benefits of the relationship for the Investment Adviser. Based on the information reviewed and the considerations detailed above, our board of directors, including all of our directors who are not interested persons of us or the Investment Adviser, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and reapproved the Investment Management Agreement as being in the best interests of our stockholders.

The Investment Management Agreement will automatically terminate in the event of its assignment. The Investment Management Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. See “Risk Factors—Risks Relating to our Business and Structure—We are dependent upon our Investment Adviser’s key personnel for our future success, and if our Investment Adviser is unable to hire and retain qualified personnel or if our Investment Adviser loses any member of its management team, our ability to achieve our investment objectives could be significantly harmed” for more information.

Administration Agreement

We have entered into an agreement, or the “Administration Agreement”, with the Administrator, under which the Administrator furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services. Under our Administration Agreement, the Administrator performs, or oversees the performance of, our required administrative services, which include, among other activities, being responsible for the financial records we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, the Administrator assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, technology systems, insurance and our allocable portion of the cost of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer, Corporate Counsel and their respective staffs. The Administrator also offers on our behalf, significant managerial assistance to portfolio companies to which we are required to offer such assistance. To the extent that our Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to the Administrator. Reimbursement for certain of these costs is included in administrative services expenses in the Consolidated Statements of Operations. For the nine months ended June 30, 2026 and 2025, we recorded $1.1 million and $1.1 million, respectively, for the services described above. For the years ended September 30, 2025, 2024, and 2023, we recorded $1.4 million, $1.2 million and $1.3 million, respectively, including expenses the Investment Adviser incurred on behalf of the Administrator for services described above.

Duration and Termination of Administration Agreement

The Administration Agreement was reapproved by our board of directors, including a majority of our directors who are not interested persons of us, in May 2026. Unless terminated earlier as described below, our Administration Agreement will continue in effect for a period of one year through May 2027. It will remain in effect if approved annually by our board of directors, or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons of us. The Administration Agreement may not be assigned by either party without the consent of the other party. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other.

Indemnification

Our Investment Management Agreement and Administration Agreement provide that, absent willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their duties and obligations, the Investment Adviser and PennantPark Investment Administration and their officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser’s and PennantPark Investment Administration’s services under our Investment Management Agreement or Administration Agreement or otherwise as Investment Adviser or Administrator for us.

License Agreement

We have entered into a license agreement, or the “License Agreement”, with the Investment Adviser pursuant to which the Investment Adviser has granted us a royalty-free, non-exclusive license to use the name “PennantPark.” Under this agreement, we have a right to use the PennantPark name, for so long as the Investment Adviser or one of its affiliates remains our Investment Adviser. Other than with respect to this limited license, we have no legal right to the “PennantPark” name.

Our Corporate Information

Our administrative and principal executive offices are located at 1691 Michigan Avenue, Miami Beach, Florida. Our common stock is quoted on The New York Stock Exchange under the symbol “PNNT”. Our phone number is (786) 297-9500, and our Internet website address is www.pennantpark.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus. We file periodic reports, proxy statements and other information with the SEC and make such reports available on our website free of charge as soon as reasonably practicable. In addition, the SEC maintains an Internet website at www.sec.gov that contains material that we file with the SEC on the Electronic Data Gathering, Analysis and Retrieval, or EDGAR, Database.

Specific Terms of the Notes and the Offering

This section outlines the specific legal and financial terms of the Notes. You should read this section together with the more general description of the Notes under the heading “Description of the Notes” in this prospectus before investing in the Notes. Capitalized terms used in this prospectus and not otherwise defined shall have the meanings ascribed to them in the Indenture (as defined below) governing the Notes.

Issuer:	PennantPark Investment Corporation

Title of the Securities:	% Notes due

Initial Aggregate Principal Amount Being Offered:	$

Over-allotment Option:	The underwriters may also purchase from us up to an additional $ aggregate principal amount of Notes to cover over- allotments, if any, within 30 days of the date of this prospectus.

Initial Public Offering Price:	100% of the aggregate principal amount of Notes.

Principal Payable at Maturity:	100% of the aggregate principal amount outstanding; the principal amount of each Note will be payable on its stated maturity date at the corporate trust office of the Trustee, paying agent, and security registrar for the Notes or at such other office in New York City as we may designate.

Listing:	We intend to list the Notes on , and we expect trading to commence thereon within 30 days of the issue date of the Notes under the trading symbol “ ”. The Notes are expected to trade “flat.” This means that purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not included in the trading price. Currently, there is no public market for the Notes and there can be no assurance that one will develop.

Type of Note	Fixed rate note

Interest Rate:	%

Issue Date:	, 2026

Day count basis:	360-day year of twelve 30-day months

Maturity Date:	,

Date interest starts accruing:	, 2026

Interest Payment Dates:	Every , , and , commencing on , 202 . If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day, and no additional interest will accrue as a result of such delayed payment.

Interest Periods:	The initial interest period will be the period from and including , 2026 to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

Regular Record Dates for Interest:	Every , , and , commencing ; if a record date for interest is a non-business day, then that record date will be the next business day.

Specified currency:	U.S. Dollars.

Place of Payment:	The City of New York.

Ranking of Notes:	The Notes will be our general unsecured obligations that rank:

•	senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the Notes;

•

pari passu, or equally, in right of payment with all of our outstanding and future unsecured unsubordinated senior indebtedness, including our outstanding 2026 Notes-2, 2029 Notes, 2029 Notes-2, and 2031 Notes;

•	pari passu, or equally, with our general liabilities (i.e. liabilities, excluding indebtedness);

•

effectively subordinated, or junior, to all of our existing and future secured indebtedness (or any indebtedness that is initially unsecured as to which we subsequently grant a security interest) to the extent of the value of the assets securing such indebtedness, including our Truist Credit Facility; and

•

structurally subordinated, or junior, to all existing and future indebtedness and other obligations incurred by our subsidiaries, financing vehicles or similar facilities, because the Notes will be the obligations exclusive of PennantPark Investment Corporation and not any of our subsidiaries.

As of June 30, 2026, we had outstanding borrowings of $311.5 million under our Truist Credit Facility, all of which is secured, $165.0 million of 2026 Notes-2 and $75.0 million of 2029 Notes, none of which is secured indebtedness. As of June 30, 2026, our consolidated debt outstanding was $551.5 million and had a weighted average annual interest rate at the time of 5.5%, exclusive of the fee on undrawn commitment on our Truist Credit Facility.

None of our current indebtedness will be subordinated to the Notes. See “Capitalization.”

Denominations:	We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.

Optional Redemption	The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after , upon not less than 30 days nor more than 60 days’ written notice prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to, but excluding, the date fixed for redemption. Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act.

If we redeem only some of the Notes, the Trustee or The Depository Trust Company (“DTC”), as applicable, will determine the method for selection of the particular Notes to be redeemed, in accordance with the Indenture and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed, if any. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Sinking Fund:	The Notes will not be subject to any sinking fund. A sinking fund is a reserve fund accumulated over a period of time for the retirement of debt.

Repayment at Option of Holders of the Notes:	Holders will not have the option to have the Notes repaid prior to the stated maturity date.

Defeasance:	The Notes are subject to legal and covenant defeasance by us. See “Description of the Notes—Defeasance.”

Form of Notes:

The Notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

Trustee, Paying Agent and Registrar:	Equiniti Trust Company, LLC

Other Covenants:	In addition to any covenants described elsewhere in this prospectus, the following covenants apply to the Notes:

•

We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject thereto, Section 18(a)(1)(A) as modified by Section 61(a)(2) of the 1940 Act or any successor provisions thereto, but giving effect, in either case, to any exemptive relief granted to us by the SEC.

•

We agree that for the period of time during which Notes are outstanding, we will not declare any dividend (except a dividend payable in our stock), or declare any other distribution, upon a class of our capital stock, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, we have an asset coverage, as defined in the 1940 Act, of at least the threshold specified under Section 18(a)(1)(B) as modified by Section 61(a)(2) of the 1940 Act or any successor provisions thereto of the 1940 Act, after deducting the amount of such dividend, distribution or purchase price, as the case may be, and in each case giving effect to any no-action relief granted by the SEC to another BDC and upon which we may reasonably rely (or to us if we determine to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(2) of the 1940 Act, in order to maintain such BDC’s status as a RIC under Subchapter M of the Code.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles (“GAAP”).

Events of Default:

If an event of default (as described under “Description of the Notes”) on the Notes occurs, the principal amount of the Notes, plus accrued and unpaid interest, may be declared immediately due and payable, subject to conditions set forth in the Indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events involving us.

See “Description of the Notes—Events of Default” for additional information.

Further Issuances of Notes:	We will have the ability to issue additional debt securities under the Indenture with terms different from the Notes and, without the consent of the holders of the Notes, to reopen the Notes and issue additional Notes under the Indenture. If we issue additional debt securities, these additional debt securities could have a lien or other security interest greater than that accorded to the holders of the Notes, which are unsecured.

Global Clearance and Settlement Procedures:	Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of us, the Trustee or the paying agent will have any responsibility or liability for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

Use of Proceeds:	We estimate that the net proceeds we will receive from this offering will be approximately $ million (or approximately $ million if the underwriters exercise their over-allotment option in full) after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $ million (or approximately $ million if the underwriters exercise their over-allotment option in full) payable by us. Such estimate is subject to change and no assurances can be given that actual expenses will not exceed such amount.

We expect to use the net proceeds from this offering to repay a portion of our outstanding obligations under the Truist Credit Facility, repay our 2026 Notes-2 and for general corporate or strategic purposes.

See “Use of Proceeds” in this prospectus.

Certain U.S. Federal Income Tax Considerations:	For the U.S. federal income tax consequences of the holding and disposition of the Notes, see “Certain U.S. Federal Income Tax Considerations.”

Governing Law:	The Notes will be and the Indenture is governed by and construed in accordance with the laws of the State of New York.

SUMMARY RISK FACTORS

Investing in the Notes involves a high degree of risk. Some, but not all, of the principal risks and uncertainties that we face are related to:

•	the Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future;

•	the Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries;

•	a downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or our securities, if any, could cause the liquidity or market value of the Notes to decline significantly;

•	the Indenture governing the Notes will contain limited protection for holders of the Notes;

•	the optional redemption provision may materially adversely affect your return on the Notes;

•	we may not be able to make payments on the Notes if we default on our obligations to pay our other indebtedness;

•	an active trading market for the Notes may not develop, which could limit the market price of the Notes in the secondary market and a holder’s ability to sell them;

•	our ability to remain in compliance with the financial and operational covenants of our Truist Credit Facility;

•	our ability to operate in a highly competitive market for investment opportunities;

•

the prospects of our portfolio companies and the ability of our portfolio companies to achieve their objectives, the decline or failure of which may result in our borrowers defaulting on their payments to us;

•	the ability of our Investment Adviser to hire and retain qualified personnel, to monitor and administer our investments and to manage our future growth effectively;

•	the impact of alternative reference rates on our business and certain of our investments;

•	our reliance on information systems, the failure of which could result in delays or other problems with our business activities, and the susceptibility of such systems to cybersecurity threats;

•	our ability to replicate historical performance of other investment companies and funds with which our professionals have been affiliated;

•

our ability to raise additional capital while remaining in compliance with certain annual distribution, asset coverage, asset composition and other regulatory requirements needed to maintain our status as a BDC and a RIC;

•

the use of leverage to fund our investments, including the indebtedness resulting from the Notes, our Truist Credit Facility, 2026 Notes-2, 2029 Notes, 2029 Notes-2, and 2031 Notes, and the risk that we may fail to comply with the terms governing such indebtedness or maintain certain asset coverage ratio requirements;

•	our issuance of debt securities and/or preferred stock and the impact of such issuances on the value of our common stock or NAV;

•	market conditions that may make it difficult for us to refinance or extend the maturity of our existing indebtedness;

•	potential conflicts of interest of our Investment Adviser and Administrator;

•	the potential dilution caused by any future issuances of subscription rights or warrants;

•	the impact of recent financial reform legislation, and uncertainty about any future laws and regulations on our business and our portfolio companies;

•	the investment objectives and decisions advanced by the board of directors or the Investment Adviser which are not subject to stockholder approval and potential activism by our shareholders;

•	the illiquid nature of the assets in which we invest and our valuation procedures with respect to such assets;

•

making investments in first lien secured debt, second lien secured debt, subordinated debt and the equity of certain portfolio companies, and the risks of making such investments in privately held middle-market companies;

•

the Investment Adviser’s incentive to make speculative investments to earn a greater incentive fee and, in some instances, our obligation to pay incentive compensation to our Investment Adviser even after we incur a loss;

•	our investment in derivatives and the use of leverage;

•	the potential dilution of our common stock which may result from issuances of our common stock below the then current NAV per share;

•

our allocation of net proceeds from offering in ways which you may not agree and our inability to invest proceeds from offerings in new investment opportunities, which could negatively affect our financial performance;

•	tax liabilities resulting from reinvestments in our common stock or from receiving our stock as a distribution;

•	the measures we have taken to deter takeover attempts, which may adversely impact the price of our common stock;

•

changes to political, economic or industry conditions or conditions affecting the financial and capital markets that could cause volatility or prolonged disruption of the capital markets and impact the value of our assets;

•	our cash balances at financial institutions that exceeds federally insured limits and the impact of adverse developments affecting the financial services industry;

•	the impact of economic sanction laws in the United States and other jurisdictions which may prohibit us and our affiliates from transacting with certain countries, individuals and companies;

•	potential litigation, whether initiated by shareholders or other parties;

•	the impact of global climate change on the operations of our portfolio companies; and

•

we have identified material weaknesses in our internal controls over financial reporting, and we may identify additional material weaknesses in the future or otherwise fail to maintain effective internal controls over financial reporting, which may result in future financial statements containing errors that will be undetected and could impact the operations of our business including our ability to obtain financing, the cost of any financing we obtain or require additional expenditures of resources to comply with applicable requirements.

Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial may also have a material adverse effect on our business, financial condition and/or operating results. For a more detailed discussion of the risks that you should consider prior to investing in the Notes, see “Risk Factors” below.

FINANCIAL HIGHLIGHTS

The financial data set forth in the following table as of and for the years ended September 30, 2025, 2024, 2023, 2022, 2021, 2020, 2019, 2018, 2017 and 2016 are derived from our consolidated financial statements, which have been audited by RSM US LLP, an independent registered public accounting firm, for those periods (in thousands, except per share data). The financial data set forth in the following table as of and for the nine months ended June 30, 2026 is derived from our unaudited consolidated financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim period. Interim results as of and for the nine months ended June 30, 2026 are not necessarily indicative of the results that may be expected for the year ending September 30, 2026. The financial data should be read in conjunction with our Consolidated Financial Statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our most recent Annual Report on Form 10-K and in this prospectus.

	Nine months ended June 30, 2026 (Unaudited)	2025	2024	2023	2022	2021	2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of period	$7.11	$7.56	$7.70	$8.98	$9.85	$7.84	$8.68	$9.11	$9.10	$9.05	$9.82
Net investment income(1)	0.39	0.71	0.92	1.00	0.66	0.54	0.58	0.66	0.75	0.79	0.99
Net realized and unrealized (loss) gain(1)	(0.22)	(0.21)	(0.17)	(1.52)	(1.03)	1.94	(0.82)	(0.42)	(0.07)	0.08	(0.73)
Net (decrease) increase in net assets resulting from operations(1)	0.17	0.50	0.75	(0.52)	(0.37)	2.48	(0.24)	0.24	0.68	0.87	0.26
Distributions to stockholders(1),(2)
Distribution of net investment income	(0.72)	(0.96)	(0.88)	(0.76)	(0.56)	(0.48)	(0.60)	(0.72)	(0.72)	(0.82)	(0.81)
Distribution of realized gains	—	—	—	—	—	—	—	—	—	—	(0.30)
Total distributions to stockholders	(0.72)	(0.96)	(0.88)	(0.76)	(0.56)	(0.48)	(0.60)	(0.72)	(0.72)	(0.82)	(1.11)
(Dilutive) effect of common stock issuance	—	—	(0.01)	—	—	—	—	—	—	—	—
Repurchase of common stock(1)	—	—	—	—	0.06	—	—	0.05	0.05	—	0.08
Net asset value, end of period(6)	$6.56	$7.11	$7.56	$7.70	$8.98	$9.85	$7.84	$8.68	$9.11	$9.10	$9.05
Per share market value, end of period	$3.47	$6.71	$6.99	$6.58	$5.46	$6.49	$3.19	$6.27	$7.46	$7.51	$7.52
Total return*(3)	(40.17)%	10.21%	20.54%	13.64%	(8.42)%	120.98%	(39.62)%	(6.28)%	9.70%	10.80%	36.64%
Shares outstanding at end of period	65,296,094	65,296,094	65,296,094	65,224,500	65,224,500	67,045,105	67,045,105	67,045,105	69,053,958	71,060,836	71,060,836

	Nine months ended June 30, 2026 (Unaudited)	2025	2024	2023	2022	2021		2020		2019		2018	2017	2016
Ratios** / Supplemental Data:
Ratio of operating expenses to average net assets(4),(11)	6.05%	7.13%	7.73%	7.75%	4.17%	3.74%		4.91%		4.83%		4.99%	5.78%	6.65%
Ratio of interest and expenses on debt to average net assets(5)	8.98%	8.56%	9.06%	7.55%	5.19%	3.73%		6.22%		6.29%		3.54%	4.69%	4.18%
Ratio of total expenses to average net assets(5),(6),(11)	15.03%	15.69%	16.78%	15.30%	9.36%	7.47%		11.13%		11.12%		8.53%	10.47%	10.83%
Ratio of net investment income to average net assets(5)	7.74%	9.47%	12.04%	12.56%	6.74%	6.04%		7.01%		7.35%		8.28%	8.67%	10.70%
Net assets at end of period	$428,032	$463,950	$493,908	$502,187	$585,565	$660,144		$525,708		$581,905		$628,901	$646,808	$643,366
Weighted average debt outstanding(7)	$634,628	$686,808	$693,573	$656,776	$695,267	$649,666		$794,641		$638,424		$504,963	$605,661	$634,769
Weighted average debt per share (1), (7)	$9.72	$10.52	$10.63	$10.07	$10.49	$9.69		$11.85		$9.43		$7.14	$8.52	$8.86
Asset coverage per unit(8)	$1,779	$1,627	$1,637	$1,952	$1,855	$2,208		$2,078		$2,066		$2,919	$2,998	$2,794
Average market value per unit	$—	$—	$—	$—	$—	$25.13	(10)	$23.47	(10)	$24.87	(10)	$—	$—	$24.68 (9)
Portfolio turnover ratio*(12)	29.11%	65.30%	43.99%	32.58%	70.41%	37.74%		12.74%		35.44%		56.51%	43.60%	26.50%

The expense and investment income ratios do not reflect the Company’s proportionate share of income and expenses of PSLF and PTSF II.

(1)	Based on the weighted average shares outstanding for the respective periods.
(2)	The tax status of distributions is calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP, and reported on Form 1099-DIV each calendar year.
(3)	Based on the change in market price per share during the period and assumes distributions, if any, are reinvested.
(4)	Excludes debt related costs.
(5)	Includes interest and expenses on debt (annualized) as well as Truist Credit Facility amendment and debt issuance costs, and excludes debt extinguishments cost, if any (not annualized).
(6)	Does not foot due to rounding, as applicable.
(7)	Includes SBA debentures outstanding.
(8)

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by the senior securities representing indebtedness at par (changed from fair value). This asset coverage ratio is multiplied by $1,000 to determine the asset coverage per unit. These amounts exclude SBA debentures from our asset coverage per unit computation pursuant to exemptive relief received from the SEC in June 2011.

(9)

The average market value per unit is derived based on the monthly average closing price of the 2025 Notes trading on NYSE under the symbol “PNTA,” which were issued in increments of $25 per unit. On June 29, 2017, the 2025 Notes were redeemed in full.

(10)

The average market value per unit is derived based on the daily closing price of the 2024 Notes trading on The Nasdaq Global Select Market under the symbol “PNNTG,” which were issued in increments of $25 per unit and commenced trading on September 30, 2019. The 2024 Notes were redeemed in full on November 13, 2021.

(11)

For the years ended September 30, 2020, 2018, 2017 and 2016, the ratio of operating expenses to average net assets before the waiver of certain Management Fees to average net assets was 5.26%, 5.21%, 6.65% and 7.64%, respectively, and the ratio of total expenses to average net assets before the waiver of certain Management Fees to average net assets was 11.48%, 8.75%, 11.33% and 11.82%, respectively.

(12)	Excludes short-term U.S. government securities.
*	Not annualized for periods less than one year.
**

Re-occurring investment income and expenses included in these ratios are annualized for periods less than one year. The expense and investment income ratios do not reflect the Company’s proportionate share of income and expenses of PSLF and PTSF II.

RISK FACTORS

Before you invest in the Notes, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in the Notes. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may have a material adverse effect on our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV and/or the market value of the Notes may decline and you may lose all or part of your investment.

RISKS RELATED TO THE NOTES

The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness currently outstanding or that may be incurred in the future and rank pari passu with, or equal to, all outstanding and future unsecured unsubordinated indebtedness issued by us and our general liabilities.

The Notes will not be secured by any of our assets or any of the assets of any of our subsidiaries. As a result, the Notes will be effectively subordinated, or junior, to any secured indebtedness outstanding as of the date of this prospectus or that we or our subsidiaries may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant a security interest) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of June 30, 2026, we had approximately $551.5 million of debt outstanding of which $240.0 million was unsecured debt of the Company that will rank pari passu with the Notes and $311.5 million of which was secured indebtedness under our Truist Credit Facility, and which will therefore be effectively senior in right of payment to the Notes. In addition, the Company issued $2.0 million of 2029 Notes-2 on September 1, 2026 and $62.0 million of 2031 Notes on September 1, 2026, and each of the 2029 Notes-2 and 2031 Notes will rank pari passu with the Notes.

The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Notes will be obligations exclusively of PennantPark Investment Corporation, and not of any of our subsidiaries. None of our subsidiaries will be a guarantor of the Notes, and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. Any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the Notes. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including trade creditors) and holders of preferred stock, if any, of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. As of June 30, 2026, on a consolidated basis, none of our subsidiaries had indebtedness outstanding.

Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.

As of June 30, 2026, on a consolidated basis, we had approximately $551.5 million of total indebtedness outstanding.

The use of debt could have significant consequences on our future operations, including:

•	making it more difficult for us to meet our payment and other obligations under the Notes and our other outstanding indebtedness;

•

resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in our debt agreements, which event of default could result in substantially all of our debt becoming immediately due and payable;

•	reducing the availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

•	subjecting us to the risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates; and

•	limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.

Any of the above-listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.

Our ability to meet our payment and other obligations under our debt instruments depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control.

We cannot assure you that our business will generate sufficient cash flow from operations or that future borrowings will be available to us under our financing arrangements or otherwise in an amount sufficient to enable us to pay our indebtedness, including the Notes, or to fund our other liquidity needs. We may need to refinance all or a portion of our indebtedness, including the Notes, on or before the scheduled maturity. The conditions of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future. We cannot assure you that we will be able to refinance any of our indebtedness on commercially reasonable terms or at all. If we cannot service our indebtedness, we may have to take actions such as selling assets or seeking additional equity. We cannot assure you that any such actions, if necessary, could be effected on commercially reasonable terms or at all, or on terms that would not be disadvantageous to our shareholders or on terms that would not require us to breach the terms and conditions of our existing or future debt agreements, including our payment obligations under the Notes.

The Notes will not be rated.

We do not intend to have the Notes rated by any rating agency. Unrated securities usually trade at a discount to similar, rated securities. As a result, there is a risk that the Notes may trade at a price that is lower than they might otherwise trade if rated by a rating agency. It is possible, however, that one or more rating agencies might independently determine to assign a rating to the Notes. In addition, we currently have, and may elect to issue, other securities for which we may seek to obtain a rating. If any ratings are assigned to the Notes in the future or if we have outstanding other securities with a rating, such ratings, if they are lower than market expectations or are subsequently lowered or withdrawn, could adversely affect the market for or the market value of the Notes.

The Indenture offers limited protection to holders of the Notes.

The Indenture offers limited protection to holders of the Notes. The terms of the Indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the Indenture and the Notes will not place any restrictions on our or our subsidiaries’ ability to:

•

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be pari passu, or equal, in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the value of the assets securing such indebtedness,

(3) indebtedness or other obligations of ours that are guaranteed by one or more of our subsidiaries and which therefore are structurally senior to the Notes and (4) securities, indebtedness or other obligations incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of those subsidiaries, in each case other than an incurrence of indebtedness or other obligations that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a) of the 1940 Act or any successor provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 150% after such borrowings;

•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	enter into transactions with affiliates;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the Indenture will not require us to offer to purchase the Notes in connection with a change of control or any other event. Furthermore, the terms of the Indenture and the Notes will not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes to the extent such a trading market continues for the Notes.

Certain of our current debt instruments include more protections for their holders than the Indenture and the Notes. In addition, other debt we issue or incur in the future could contain more protections for its holders than the Indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes to the extent such a market continues for the Notes.

The optional redemption provision may materially adversely affect your return on the Notes.

The Notes will be redeemable in whole or in part upon certain conditions at any time or from time to time at our option on or after    ,    . We may choose to redeem the Notes at times when prevailing interest rates are lower than the interest rate paid on the Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the Notes being redeemed.

Our redemption right also may adversely impact your ability to sell the Notes as the optional redemption date or period approaches.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

Any default under the agreements governing our indebtedness or under other indebtedness to which we may be a party that is not waived by the required lenders or holders and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes.

If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under our current indebtedness or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation.

If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders or holders under the agreements governing our indebtedness, or other indebtedness that we may incur in the future, to avoid being in default. If we breach our covenants under the agreements governing our indebtedness and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default and our lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation.

If we are unable to repay debt, lenders having secured obligations, including Truist Bank under the Truist Credit Facility, could proceed against the collateral securing the debt. Because the Indenture governing the Notes and the Base Indenture and each supplemental indenture governing our 2026 Notes-2, 2029 Notes, 2029 Notes-2 and 2031 Notes have cross-acceleration provisions, and any future debt will likely have customary cross-acceleration provisions, if the indebtedness thereunder, hereunder or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due. See “Description of the Notes.”

There is no active trading market for the Notes and, even if the    approves the listing of the Notes, an active trading market for the Notes may not develop, which could limit your ability to sell the Notes and/or the market price of the Notes.

The Notes will be a new issue of debt securities for which there initially will not be a trading market. We intend to list the Notes on the    within 30 days of the issue date of the Notes under the trading symbol “  ”. However, there is no assurance that the Notes will be approved for listing on    .

Moreover, even if the listing of the Notes is approved, we cannot provide any assurances that an active trading market will develop or be maintained for the Notes or that you will be able to sell your Notes. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, if any, general economic conditions, our financial condition, performance and prospects and other factors. The underwriters have advised us that they intend to make a market in the Notes, but they are not obligated to do so. Any market-making activity will be subject to limits imposed by law or other relevant factors. Certain of the underwriters may discontinue any market-making in the Notes at any time at their sole discretion.

Accordingly, we cannot assure you that the Notes will be approved for listing on    , that a liquid trading market will develop or be maintained for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

We are subject to various covenants under our Truist Credit Facility which, if not complied with, could result in reduced availability and/or mandatory prepayments under our Truist Credit Facility.

In addition to the asset coverage ratio requirements, our Truist Credit Facility contains various covenants which, if not complied with, could accelerate repayment under the Truist Credit Facility. This could have a material adverse effect on our business, financial condition and results of operations. Our borrowings under our Truist Credit Facility are collateralized by the assets in our investment portfolio. The agreements governing the Truist Credit Facility require us to comply with certain financial and operational covenants. These covenants include:

•	A requirement to retain our status as a RIC;

•	A requirement to maintain a minimum amount of stockholders’ equity; and

•	A requirement that our outstanding borrowings under the Truist Credit Facility not exceed a certain percentage of the value of our portfolio.

Our continued compliance with these covenants depends on many factors, some of which are beyond our control. A material decrease in our NAV in connection with additional borrowings could result in an inability to comply with our obligation to restrict the level of indebtedness that we are able to incur in relation to the value of our assets or to maintain a minimum level of stockholders’ equity. This could have a material adverse effect on our operations, as it would reduce availability under the Truist Credit Facility and could trigger mandatory prepayment obligations under the terms of the Truist Credit Facility.

We operate in a highly competitive market for investment opportunities.

A number of entities compete with us to make the types of investments that we make in middle-market companies. We compete with public and private funds, including other BDCs, commercial and investment banks, commercial financing companies, CLO funds and, to the extent they provide an alternative form of financing, private equity funds. Additionally, alternative investment vehicles, such as hedge funds, also invest in middle- market companies. As a result, competition for investment opportunities at middle-market companies can be intense. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objectives.

Participants in our industry compete on several factors, including price, flexibility in transaction structuring, customer service, reputation, market knowledge and speed in decision-making. We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that are lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

Our borrowers may default on their payments, which may have a materially negative effect on our financial performance.

Our primary business exposes us to credit risk, and the quality of our portfolio has a significant impact on our earnings. Credit risk is a component of our fair valuation of our portfolio companies. Negative credit events will lead to a decrease in the fair value of our portfolio companies.

In addition, market conditions have affected consumer confidence levels, which may harm the business of our portfolio companies and result in adverse changes in payment patterns. Increased delinquencies and default rates would negatively impact our results of operations. Deterioration in the credit quality of our portfolio could have a material adverse effect on our business, financial condition and results of operations. If interest rates rise, some of our portfolio companies may not be able to pay the escalating interest on our loans and may default.

We make long-term loans and debt investments, which may involve a high degree of repayment risk. Our investments with a deferred interest feature, such as original issue discount (“OID”) income and PIK interest, could represent a higher credit risk than investments that must pay interest in full in cash on a regular basis. We invest in companies that may have limited financial resources, typically are highly leveraged and may be unable to obtain financing from traditional sources. Accordingly, a general economic downturn or severe tightening in the credit markets could materially impact the ability of our borrowers to repay their loans, which could significantly damage our business. Numerous other factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan or a downturn in its industry. A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans or foreclosure on the secured assets. This could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the loans or debt securities that we hold. In addition, our portfolio companies may have, or may be permitted to incur, other debt that ranks senior to or equally with our securities. This means that payments on such senior-ranking securities may have to be made before we receive any payments on our subordinated loans or debt securities. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any related collateral and may adversely affect our financial condition and results of operations.

Any unrealized losses we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at fair value, which is derived from a market value or, if no market value is ascertainable or if market value does not reflect the fair value of such investment in the bona fide determination of our board of directors, then we would carry our investments at fair value, as determined in good faith by or under the direction of our board of directors. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation or loss. Unrealized losses of any given portfolio company could be an indication of such company’s inability in the future to meet its repayment obligations to us.

If the fair value of our portfolio companies reflects unrealized losses that are subsequently realized, we could experience reductions of our income available for distribution in future periods including to meet payment obligations under the Notes that could materially harm our results of operations and cause a material decline in the value of our publicly traded common stock as well as the Notes.

We are dependent upon our Investment Adviser’s key personnel for our future success, and if our Investment Adviser is unable to hire and retain qualified personnel or if our Investment Adviser loses any member of its management team, our ability to achieve our investment objectives could be significantly harmed.

We depend on the diligence, skill and network of business contacts of the senior investment professionals of our Investment Adviser for our future success. We also depend, to a significant extent, on the PennantPark Investment Advisers’ access to the investment information and deal flow generated by these senior investment professionals and any others that may be hired by PennantPark Investment Advisers. Subject to the overall supervision of our board of directors, the managers of our Investment Adviser evaluate, negotiate, structure, close and monitor our investments. Our future success depends on the continued service of management personnel of our Investment Adviser. The departure of managers of the PennantPark Investment Advisers could have a material adverse effect on our ability to achieve our investment objectives. In addition, we can offer no assurance that the PennantPark Investment Advisers will remain our Investment Adviser. The Investment Adviser has the right, under the Investment Management Agreement, to resign at any time upon 60 days’ written notice, whether we have found a replacement or not.

If our Investment Management Agreement is terminated, our costs under new agreements that we enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Management Agreement. Any new investment management agreement would also be subject to approval by our stockholders.

We are exposed to risks associated with changes in interest rates that may affect our cost of capital and net investment income.

Since we borrow money to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds will increase and the interest rate on investments with an interest rate floor will not increase until interest rates exceed the applicable floor, which will reduce our net investment income. We may use interest rate risk management techniques, such as total return swaps and interest rate swaps, in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act and applicable commodities laws. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions and we will initially have to purchase or develop such expertise, which may diminish the actual benefits of any hedging strategy we employ. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures about Market Risk” in our most recent Annual Report on Form 10-K and in this prospectus for more information.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments once the interest rate exceeds the applicable floor. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle and may result in a substantial increase of the amount of incentive fees payable to our Investment Adviser with respect to Pre-Incentive Fee Net Investment Income, which means interest income, dividend income and any other income, including any other fees (other than fees for providing managerial assistance), such as amendment, commitment, origination, prepayment penalties, structuring, diligence and consulting fees or other fees received from portfolio companies, accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement (as defined below), and any interest expense or amendment fees under any credit facilities and distribution paid on any issued and outstanding preferred stock, but excluding the incentive fee).

General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in interest rates may result in both lower interest rates on new investments and higher repayments on current investments with higher interest rates, which may have an adverse impact on our net investment income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates or are subject to interest rate floors and also could increase our interest expense on our Truist Credit Facility, thereby decreasing our net investment income.

Also, an increase in interest rates available to investors could make an investment in our common stock as well as the Notes, which are fixed rate, less attractive if we are not able to increase our dividend rate, which could reduce the market value of our common stock as well as the Notes.

If general interest rates rise, there is a risk that the portfolio companies in which we hold floating rate securities will be unable to pay escalating interest amounts, which could result in a default under their loan documents with us. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. In addition, rising interest rates may increase pressure on us to provide fixed rate loans to our portfolio companies, which could adversely affect our net investment income, as any increases in our cost of borrowed funds would not be accompanied by increased interest income from such fixed-rate investments.

Our financial condition and results of operation depend on our ability to manage future growth effectively.

Our ability to achieve our investment objectives depends on our ability to grow, which depends, in turn, on our Investment Adviser’s ability to identify, invest in and monitor companies that meet our investment selection criteria. Accomplishing this result on a cost-effective basis is largely a function of our Investment Adviser’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. The management team of PennantPark Investment Advisers has substantial responsibilities under our Investment Management Agreement. In order for us to grow, our Investment Adviser will need to hire, train, supervise and manage new employees. However, we can offer no assurance that any current or future employees will contribute effectively to the work of, or remain associated with, the Investment Adviser. We caution you that the principals of our Investment Adviser or Administrator may also be called upon to provide and currently do provide significant managerial assistance to portfolio companies and other investment vehicles, including other BDCs, which are managed by the Investment Adviser. Such demands on their time may distract them or slow our rate of investment. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We are highly dependent on information systems and systems failures could have a material adverse effect on our business, financial condition and results of operations.

Our business depends on the communications and information systems, including financial and accounting systems, of the Investment Adviser, the Administrator and our external service providers. Any failure or interruption of such systems could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our business, financial condition and results of operations.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act of 2002, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be significant deficiencies, material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. We have identified material weaknesses in our internal controls over financial reporting and may identify other material weaknesses or significant deficiencies in the future. Inferior internal controls could also cause investors and lenders to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock as well as the Notes.

We have identified material weaknesses in our internal control over financial reporting. If we fail to remediate these material weaknesses, our ability to report our financial condition and result of operations accurately and on a timely basis could be adversely affect.

We have identified material weaknesses in our internal controls over financial reporting, and management has determined that, as of September 30, 2025, we do not maintain effective internal control over financial reporting. These material weaknesses and our remediation efforts are described in Management’s Report on Internal Control Over Financial Reporting in our most recent Annual Report on Form 10-K and in Item 4. Controls and Procedures in our most recent Quarterly Report on Form 10-Q. We cannot assure you that we will adequately remediate the material weaknesses or that additional material weaknesses in our internal controls will not be identified in the future. Any failure to maintain or implement required new or improved controls, or any difficulties we encounter in their implementation, could result in additional material weaknesses, or could result in material misstatements in our financial statements. These misstatements could result in restatements of our financial statements, cause us to fail to meet our reporting obligations or cause investors to lose confidence in our reported financial information.

We are in the process of remediating the identified material weaknesses in our internal controls, but we are unable at this time to estimate when the remediation effort will be completed. If we fail to remediate these material weaknesses, there will continue to be an increased risk that our future financial statements could contain errors that will be undetected. Further and continued determinations that there are material weaknesses in the effectiveness of our internal controls could impact the operations of our business including our ability to obtain financing, the cost of any financing we obtain or require additional expenditures of resources to comply with applicable requirements.

We may not replicate the historical performance of other investment companies and funds with which our senior and other investment professionals have been or are affiliated.

The 1940 Act imposes numerous constraints on the investment activities of BDCs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of U.S. private companies or thinly traded public companies (i.e., public companies with a market capitalization of less than $250 million), cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. These constraints may hinder the Investment Adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objectives. In addition, the investment philosophy and techniques used by the Investment Adviser may differ from those used by other investment companies and funds advised by the Investment Adviser. Accordingly, we can offer no assurance that we will replicate the historical performance of other investment companies and funds with which our senior and other investment professionals have been affiliated, and we caution that our investment returns could be substantially lower than the returns achieved by such other companies.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility, which could have a material adverse effect on our business, financial condition and results of operations.

Loss of RIC tax status would substantially reduce our net assets and income available for debt service and distributions.

We have operated and continue to operate so as to maintain our election to be treated as a RIC under Subchapter M of the Code. If we meet the requirements to be treated as a RIC under Subchapter M of the Code, we generally will not be subject to corporate-level income taxation on income we timely distribute, or are deemed to distribute, as dividends for U.S. federal income tax purposes to our stockholders. We would cease to qualify for such tax treatment if we were unable to comply with these requirements. In addition, we may have difficulty satisfying the distribution requirements for a RIC because, in certain cases, we may recognize income before or without receiving cash representing such income. If we fail to qualify as a RIC, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for debt service as well as reduce and/or affect the character and amount of our distributions to our stockholders. Even if we qualify as a RIC, we generally will be subject to certain excise tax requirements. For more information about the requirements of a company to satisfy as a RIC, please see the section entitled “Regulation–Election to be Treated as a RIC” in this prospectus.

We may have difficulty paying our Annual Distribution Requirement if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as OID and PIK interest, which represents interest added to the loan balance and due at the end of the loan term. OID, which could be significant relative to our overall investment assets, and increases in loan balances as a result of PIK interest will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash, such as amounts attributable to foreign currency transactions. Our investments with a deferred interest feature, such as PIK interest, may represent a higher credit risk than loans for which interest must be paid in full in cash on a regular basis. For example, even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is scheduled to occur upon maturity of the obligation.

The part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide PIK or OID interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

If we are unable to satisfy the Annual Distribution Requirement (as defined below), we may have to sell some of our investments at times or prices we would not consider advantageous, or raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements, which could have a material adverse effect on our business, financial condition and results of operations. If we are not able to obtain cash from other sources, we may lose our ability to be subject to tax as a RIC and thus be subject to corporate- level income tax.

Legislation enacted in 2018 allows us to incur additional leverage.

A BDC has historically been able to issue “senior securities,” including borrowing money from banks or other financial institutions, only in amounts such that its asset coverage, as defined in Section 61(a)(2) of the 1940 Act, equals at least 200% after such incurrence or issuance. In March 2018, the Consolidated Appropriations Act of 2018 (which includes the SBCAA) was enacted which amended the 1940 Act to decrease this percentage from 200% (i.e., $1 of debt outstanding for each $1 of equity) to 150% (i.e., $2 of debt outstanding for each $1 of equity) for a BDC that has received either stockholder approval or approval of a “required majority” (as defined in Section 57(o) of the 1940 Act) of its board of directors of the application of such lower asset coverage ratio to the BDC. On February 5, 2019, our stockholders approved such reduction, as approved by our board of directors on November 13, 2018. As such, effective February 6, 2019, we are able to incur additional indebtedness so long as we comply with the applicable disclosure requirements, which may increase the risk of investing in us. Under the 200% minimum asset coverage ratio, we were permitted to borrow up to one dollar for investment purposes for every one dollar of investor equity and, under the 150% minimum asset coverage ratio, we are permitted to borrow up to two dollars for investment purposes for every one dollar of investor equity. In other words, Section 61(a)(2) of the 1940 Act permits BDCs to potentially increase their debt-to-equity ratio from a maximum of 1-to-1 to a maximum of 2-to-1. In addition, since our base management fee is determined and payable based upon our average adjusted gross assets, which includes any borrowings for investment purposes, our base management fee expense may increase if we incur additional leverage. Effective February 5, 2019, base management fees were reduced from 1.50% to 1.00% on gross assets that exceed 200% of our total net assets as of the immediately preceding quarter-end.

Because we intend to distribute substantially all of our income to our stockholders to maintain our ability to be subject to tax as a RIC, we may need to raise additional capital to finance our growth. If funds are not available to us, we may need to curtail new investments, and our common stock value could decline.

In connection with satisfying the requirements to be subject to tax as a RIC, we intend to distribute to our stockholders substantially all of our investment company taxable income and net capital gains each taxable year. However, we may retain all or a portion of our net capital gains and incur applicable income taxes with respect thereto and elect to treat such retained net capital gains as deemed dividend distributions to our stockholders.

As noted above, on November 13, 2018 and February 5, 2019, our board of directors, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act), and our stockholders, respectively, approved a reduction of our asset coverage ratio from 200% to 150%. The asset coverage requirement applicable to us for senior securities was reduced from 200% (i.e., $1 of debt outstanding for each $1 of equity) to 150% (i.e., $2 of debt outstanding for each $1 of equity). If we incur additional indebtedness under this provision, the risk of investing in us will increase. If the value of our assets declines, we may be unable to satisfy this asset coverage test. If that happens, we may be required to sell a portion of our investments or sell additional common stock and, depending on the nature of our leverage, to repay a portion of our indebtedness at a time when such sales and repayments may be disadvantageous. In addition, the issuance of additional securities could dilute the percentage ownership of our current stockholders in us.

Regulations governing our operation as a BDC will affect our ability to, and the way in which we raise additional capital.

Our business requires a substantial amount of capital. We may acquire additional capital from the issuance of additional senior securities or other indebtedness, the issuance of additional shares of our common stock, the issuance of warrants or subscription rights to purchase certain of our securities, or from securitization transactions or through SBA debentures. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities or preferred securities, which we refer to collectively as “senior securities,” and we may borrow money from banks, through the SBA debenture program or other financial institutions, up to the maximum amount permitted by the 1940 Act. Under the 1940 Act, the asset coverage ratio requirements permit us to issue senior securities or incur indebtedness subject to certain limitations, exclusive of the SBA debentures pursuant to our SEC exemptive relief. Our ability to pay distributions or issue additional senior securities would be restricted if our asset coverage ratio was not met. If the value of our assets declines, we may be unable to satisfy the asset coverage ratio. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous, which could materially harm our business, financial condition and results of operations.

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Senior Securities. As a result of issuing senior securities, we are exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities, they would rank “senior” to common stock in our capital structure. Preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of holders of our common stock. Furthermore, the issuance of preferred securities could have the adverse effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest. Our senior securities may include conversion features that cause them to bear risks more closely associated with an investment in our common stock.

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Additional Common Stock. Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, we are generally not able to issue our common stock at a price below NAV per share without first obtaining certain approvals from our stockholders and our board of directors. Also, subject to the requirements of the 1940 Act, we may issue rights to acquire our common stock at a price below the current NAV per share of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our common stockholders. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities. However, when required to be undertaken, the procedures used by the board of directors to determine the NAV per share of our common stock within 48 hours of each offering of our common stock may differ materially from and will necessarily be more abbreviated than the procedures used by the board of directors to determine the NAV per share of our common stock at the end of each quarter because there is a an extensive process each quarter to determine the NAV per share of our common stock which cannot be completed in 48 hours. The quarterly process includes preliminary valuation conclusions, engagement of independent valuation firms and review by those firms of preliminary valuation conclusions. By contrast, the procedures in connection with an offering may yield a NAV that is less precise than the NAV determined at the end of each quarter. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current NAV per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with such rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, for us to file a post-effective amendment to a registration statement on Form N-2, we must then be qualified to register our securities under the requirements of Form S-3. We may actually issue shares above or below a future NAV. If we raise additional funds by issuing more common stock or warrants or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders would experience voting dilution.

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Securitization. In addition to issuing securities to raise capital as described above, we anticipate that in the future, as market conditions and the rules and regulations of the SEC permit, we may securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who we would expect to be willing to accept a substantially lower interest rate than the loans earn. Even though we expect the pool of loans that we contribute to any such securitization vehicle to be rated below investment grade, because the securitization vehicle’s portfolio of loans would secure all of the debt issued by such vehicle, a portion of such debt may be rated investment grade, subject in each case to market conditions that may require such portion of the debt to be over collateralized and various other restrictions. If applicable accounting pronouncements or SEC staff guidance require us to consolidate the securitization vehicle’s financial statements with our financial statements, any debt issued by it would be generally treated as if it were issued by us for purposes of the asset coverage ratio applicable to us. In such case, we would expect to retain all or a portion of the equity and/or subordinated notes in the securitization vehicle. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. Accordingly, if the pool of loans experienced a low level of losses due to defaults, we would earn an incremental amount of income on our retained equity but we would be exposed, up to the amount of equity we retained, to that proportion of any losses we would have experienced if we had continued to hold the loans in our portfolio. We may hold subordinated debentures in any such securitization vehicle and, if so, we would not consider such securities to be senior securities. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy and adversely affect our earnings, if any. Moreover, the successful securitization of a portion of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and less liquid.

We currently use borrowed funds to make investments and are exposed to the typical risks associated with leverage.

Because we borrow funds to make investments, we are exposed to increased risk of loss due to our use of debt to make investments. A decrease in the value of our investments will have a greater negative impact on the NAV attributable to our common stock than it would if we did not use debt. Our ability to pay distributions may be restricted when our asset coverage ratio is not met and any cash that we use to service our indebtedness is not available for distribution to our common stockholders.

Our current debt is governed by the terms of our Truist Credit Facility, 2026 Notes-2, 2029 Notes, 2029 Notes-2, and 2031 Notes and future debt may be governed by an indenture or other instrument containing covenants restricting our operating flexibility. We, and indirectly our stockholders, bear the cost of issuing and servicing debt. Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock and may also carry leverage related risks. Leverage magnifies the potential risks for loss and the risks of investing in us, both as detailed below.

If we incur additional debt, including the Notes, it could increase the risk of investing in our shares.

We have indebtedness outstanding pursuant to our Truist Credit Facility, 2026 Notes-2, 2029 Notes, 2029 Notes-2, and 2031 Notes and expect in the future to borrow additional amounts under our Truist Credit Facility or otherwise, subject to market availability, and, may increase the size of our Truist Credit Facility. We cannot assure you that our leverage will remain at current levels. The amount of leverage that we employ will depend upon our assessment of the market and other factors at the time of any proposed borrowing. Lenders have fixed dollar claims on our assets that are superior to the claims of our common stockholders or preferred stockholders, if any, and we have granted a security interest in our assets in connection with borrowings under our Truist Credit Facility. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. Any future debt issuance, including the Notes, will increase our leverage and may be subordinate to our Truist Credit Facility. In addition, borrowings or debt issuances and SBA debentures, also known as leverage, magnify the potential for loss or gain on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets decreases, then the use of leverage would cause the NAV attributable to our common stock to decline more than it otherwise would have had we not utilized leverage. Similarly, any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common or preferred stock. Our ability to service any debt that we incur depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures.

As noted above, on November 13, 2018 and February 5, 2019, our board of directors, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act), and our stockholders, respectively, approved a reduction of our asset coverage ratio. As a result, since February 5, 2019, the asset coverage requirement applicable to us for senior securities was reduced from 200% to 150%, so long as we comply with the applicable disclosure requirements, which may increase the risk of investing in us.

As of June 30, 2026 and September 30, 2025, our asset coverage ratio, as computed in accordance with the 1940 Act, was 178% and 163%, respectively.

As of June 30, 2026, we had outstanding borrowings of $311.5 million under our Truist Credit Facility, $165.0 million of 2026 Notes-2 and $75.0 million of 2029 Notes. As of June 30, 2026, our consolidated debt outstanding was $551.5 million and had a weighted average annual interest rate at the time of 5.5%, exclusive of the fee on undrawn commitment on our Truist Credit Facility. This example is for illustrative purposes only, and actual interest rates on our Truist Credit Facility or any future borrowings are likely to fluctuate. The costs associated with our borrowings, including any increase in the management fee or incentive fee payable to our Investment Adviser, are and will be borne by our common stockholders. The following table is designed to illustrate the effect on the return to a holder of our common stock of the leverage created by our use of borrowing as of June 30, 2026 of 43% of total assets (including such borrowed funds), at the current interest rate at the time of 5.5%, and assumes hypothetical annual returns on our portfolio of minus 10 to plus 10 percent. The table also assumes that we will maintain a constant level of leverage and weighted average interest rate. The amount of leverage and cost of borrowing that we use will vary from time to time. As can be seen, leverage generally increases the return to stockholders when the portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

Assumed return on portfolio (net of expenses)(1)	(10.0)%	(5.0)%	—%	10.0%	5.0%
Corresponding return to common stockholders(2)	(36.5)%	(21.8)%	(7.0)%	22.5%	7.7%

(1)	The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.
(2)

In order to compute the “corresponding return to common stockholders,” the “assumed return on portfolio” is multiplied by the total value of our assets at the beginning of the period to obtain an assumed return to us. From this amount, all interest expense expected to be accrued during the period is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of the beginning of the period to determine the “corresponding return to common stockholders.”

We may in the future determine to fund a portion of our investments with preferred stock, which is another form of leverage and would magnify the potential for loss and the risks of investing in us.

Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the distributions on any preferred stock we issue must be cumulative. If we issue preferred securities they would rank “senior” to common stock in our capital structure. Payment of distributions on, and repayment of the liquidation preference of, such preferred stock would typically take preference over any distributions or other payments to our common stockholders. Also, preferred stockholders are not typically subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference. Furthermore, preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of our common stockholders. Also, the issuance of preferred securities could have the adverse effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in the best interest of stockholders.

We, in addition to this offering, may in the future fund a portion of our investments with debt securities, which magnifies the potential for loss and the risks of investing in us.

As a result of the borrowings under our Truist Credit Facility, and issuance of our 2026 Notes-2, 2029 Notes, 2029 Notes-2 and 2031 Notes, we are exposed to typical risks associated with leverage, including an increased risk of loss and an increase in expenses, which are ultimately borne by our common stockholders. Payment of interest on such debt securities must take preference over any other distributions or other payments to our common stockholders. If we issue additional debt securities in the future, it is likely that such securities will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. In addition, such securities may be rated by rating agencies, and in obtaining a rating for such securities, we may be required to abide by operating and investment guidelines that could further restrict our operating flexibility. Furthermore, any cash that we use to service our indebtedness would not be available for the payment of distributions to our common stockholders.

Our credit ratings may not reflect all risks of an investment in our debt securities.

Our credit ratings, if any, are an assessment of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of any publicly issued debt securities. Our credit ratings may not reflect the potential impact of risks related to market conditions or other factors discussed above on the market value of, or trading market for, any publicly issued debt securities. Rating agencies have reviewed, and may continue to review, our credit ratings and those of other business development companies in light of the SBCAA as well as any corresponding changes to asset coverage ratios and, in certain cases, downgrade such ratings. Such a downgrade in our credit ratings may adversely affect our securities.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us, our 2026 Notes-2, our 2029 Notes, our 2029 Notes-2 or our 2031 Notes, if any, or change in the debt markets could cause the liquidity or market value of our 2026 Notes-2, our 2029 Notes, our 2029 Notes-2 or our 2031 Notes to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our 2026 Notes-2, our 2029 Notes, our 2029 Notes-2 or our 2031 Notes. Our credit ratings may not reflect the potential impact of risks relating to the structure or marketing of our 2026 Notes-2, our 2029 Notes, our 2029 Notes-2 or our 2031 Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any underwriter undertakes any obligation to maintain our credit ratings or to advise holders of our 2026 Notes-2, our 2029 Notes, our 2029 Notes-2 or our 2031 Notes of any changes in our credit ratings. There can be no assurance that our credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by any of the rating agencies if in their respective judgments future circumstances relating to the basis of the credit rating, such as adverse changes in our Company, so warrant. The conditions of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future.

Market conditions may make it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business.

Our Truist Credit Facility matures in December 2030, our 2026 Notes-2 mature in November 2026, our 2029 Notes mature in February 2029, our 2029 Notes-2 mature in September 2029 and our 2031 Notes mature in September 2031. We utilize proceeds from the Truist Credit Facility, our 2026 Notes-2, our 2029 Notes, our 2029 Notes-2 and our 2031 Notes to make investments in our portfolio companies. The duration of many of our investments exceeds or will exceed the duration of our indebtedness under our Truist Credit Facility, our 2026 Notes-2, our 2029 Notes, our 2029 Notes-2 and our 2031 Notes. This means that we will have to extend the maturity of our Truist Credit Facility or refinance our indebtedness in order to avoid selling investments at maturity of any of our debt investments, at which time such sales may be at prices that are disadvantageous to us, which could materially damage our business. In addition, future market conditions may affect our ability to renew or refinance our Truist Credit Facility, our 2026 Notes-2, our 2029 Notes, our 2029 Notes-2 and our 2031 Notes on terms as favorable as those in our existing indebtedness. If we fail to extend or refinance the indebtedness by the time it becomes due and payable, holders of the debt and/or the administrative agent may elect to exercise various remedies, including the sale of all or a portion of the collateral securing such indebtedness, subject to certain restrictions, any of which could have a material adverse effect on our business, financial condition and results of operations. The illiquidity of our investments may make it difficult for us to sell such investments. If we are required to sell our investments on short-term notice, we may not receive the value that we have recorded for such investments, and this could materially affect our results of operations.

There are significant potential conflicts of interest which could impact our investment returns.

The professionals of the Investment Adviser and Administrator may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by affiliates of us that currently exist or may be formed in the future. The Investment Adviser and Administrator may be engaged by such funds at any time and without the prior approval of our stockholders or our board of directors. Our board of directors monitors any potential conflict that may arise upon such a development. Accordingly, if this occurs, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. Currently, the executive officers and directors, as well as the current senior investment professionals of the Investment Adviser, may serve as officers and directors of our controlled affiliates and affiliated funds. In addition, we note that any affiliated investment vehicles currently formed or formed in the future and managed by the Investment Adviser or its affiliates may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, the Investment Adviser may face conflicts in allocating investment opportunities between us and such other entities. Although the Investment Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by the Investment Adviser or an investment manager affiliated with the Investment Adviser. In any such case, when the Investment Adviser identifies an investment, it is forced to choose which investment fund should make the investment. We may co-invest on a concurrent basis with any other affiliates that the Investment Adviser currently has or forms in the future, subject to compliance with applicable regulations and regulatory guidance, our exemptive relief and our allocation procedures.

In the ordinary course of our investing activities, we pay investment advisory and incentive fees to the Investment Adviser, and reimburse the Investment Adviser for certain expenses it incurs. As a result, investors in our common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of the Investment Adviser has interests that differ from those of our stockholders, giving rise to a conflict. For example, the Investment Adviser may seek to invest in more speculative investments in order to increase its incentive fee, which practice could result in higher investment losses, particularly during economic downturns.

We have entered into the License Agreement with PennantPark Investment Advisers, pursuant to which the Investment Adviser has agreed to grant us a royalty-free non-exclusive license to use the name “PennantPark.” The License Agreement will expire (i) upon expiration or termination of the Investment Management Agreement, (ii) if the Investment Adviser ceases to serve as our investment adviser, (iii) by either party upon 60 days’ written notice or (iv) by the Investment Adviser at any time in the event we assign or attempt to assign or sublicense the License Agreement or any of our rights or duties thereunder without the prior written consent of the Investment Adviser. Other than with respect to this limited license, we have no legal right to the “PennantPark” name.

In addition, we pay PennantPark Investment Administration, an affiliate of the Investment Adviser, our allocable portion of overhead and other expenses incurred by PennantPark Investment Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. These arrangements may create conflicts of interest that our board of directors must monitor.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in, and the timing of the recognition of, realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. However, as a result of our irrevocable election to apply the fair value option to our Truist Credit Facility, future decreases of fair value of our debt is expected to have a corresponding increase to our NAV. Similarly, future increases in the fair value of our debt may have a corresponding decrease to our NAV. Any future indebtedness that we elect the fair value option for may have similar effects on our NAV as our Truist Credit Facility. This is expected to mitigate volatility in our earnings and NAV. As a result, results for any period should not be relied upon as being indicative of future performance.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including conversion to open-end status and, accordingly, preferred stockholders could veto any such changes in addition to any ability of common and preferred stockholders, voting together as a single class, to veto such matters. Restrictions imposed on the declarations and payment of distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes, which could have a material adverse effect on our business, financial condition and results of operations.

If we issue preferred stock, debt securities or convertible debt securities, the NAV and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities and/or convertible debt would likely cause the NAV and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced or entirely eliminated. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the NAV of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in NAV to the holders of our common stock than if we were not leveraged through the issuance of preferred stock, debt securities or convertible debt. This decline in NAV would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios or other covenants which may be required by the preferred stock, debt securities and/or convertible debt or risk a downgrade in the ratings of the preferred stock, debt securities and/or convertible debt or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities, convertible debt or any combination of these securities may have different interests than holders of common stock and may at times have disproportionate influence over our business.

The trading market or market value of any publicly issued debt or convertible debt securities may be volatile.

If we publicly issue debt or convertible debt securities, they initially will not have an established trading market. We cannot assure investors that a trading market for our publicly issued debt or convertible debt securities would develop or be maintained if developed. In addition to our creditworthiness, many factors may have a material adverse effect on the trading market for, and market value of, our publicly issued debt or convertible debt securities.

These factors include the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical or similar to these debt securities;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption, repayment or convertible features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates; and

•	market rates of interest higher or lower than rates borne by the debt securities.

There also may be a limited number of buyers for our debt securities. This too may have a material adverse effect on the market value of the debt securities or the trading market for the debt securities. Our debt securities may include convertible features that cause them to more closely bear risks associated with an investment in our common stock.

Terms relating to debt redemption may have a material adverse effect on the return on any debt securities.

If we issue debt securities that are redeemable at our option, we may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if the debt securities are subject to mandatory redemption, we may be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, a holder of our debt securities may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

If we issue subscription rights or warrants for our common stock, your interest in us may be diluted as a result of such rights or warrants offering.

Stockholders who do not fully exercise rights or warrants issued to them in an offering of subscription rights or warrants to purchase our common stock should expect that they will, at the completion of an offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights or warrants. We cannot state precisely the amount of any such dilution in share ownership because we do not know what proportion of the common stock would be purchased as a result of any such offering.

In addition, if the subscription price or warrant exercise price is less than our NAV per share of common stock at the time of an offering, then our stockholders would experience an immediate dilution of the aggregate NAV of their shares as a result of the offering. The amount of any such decrease in NAV is not predictable because it is not known at this time what the subscription price, warrant exercise price or NAV per share will be on the expiration date of such rights offering or what proportion of our common stock will be purchased as a result of any such offering.

Changes in laws or regulations governing our operations or those of our portfolio companies may adversely affect our business.

We and our portfolio companies are subject to laws and regulations at the U.S. federal, state and local levels and in some cases, foreign levels. These laws and regulations, as well as their interpretation, may change from time to time, and new laws, regulations and interpretations may come into effect. Accordingly, any change in law and regulations, changes in administration or control U.S. Congress, changes in interpretations, or newly enacted laws or regulations could have a material adverse effect on our business or the business of our portfolio companies. See “Business—Regulation” for more information.

Over the past several years, there also has been increasing regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector may be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank lending could be materially adverse to our business, financial conditions and result of operations. We may experience fluctuations in our quarterly results.

The United States may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the United States. We cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the United States. Such actions could have a material adverse effect on our business, financial condition and results of operations.

Our board of directors may change our investment objectives, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, under the 1940 Act, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our common stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

Our business and operations could be negatively affected if we become subject to stockholder activism, which could cause us to incur significant expense, hinder the execution of our investment strategy or impact our stock price.

Stockholder activism, which could take many forms, including making public demands that we consider certain strategic alternatives, engaging in public campaigns to attempt to influence our corporate governance and/ or our management, and commencing proxy contests to attempt to elect the activists’ representatives or others to our board of directors, or arise in a variety of situations, has impacted the BDC space. While we are currently not subject to any stockholder activism, due to the potential volatility of our stock price and for a variety of other reasons, we may in the future become the target of stockholder activism. Stockholder activism could result in substantial costs and divert management’s and our board of directors’ attention and resources from our business. Additionally, such stockholder activism could give rise to perceived uncertainties as to our future and adversely affect our relationships with service providers and our portfolio companies. Also, we may be required to incur significant legal and other expenses related to any activist stockholder matters. Further, our stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any stockholder activism.

We may allocate the net proceeds from any offering of our securities in ways with which you may not agree.

We have significant flexibility in investing the net proceeds of any offering of our securities and may use the net proceeds from an offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

We may be unable to invest the net proceeds raised from offerings on acceptable terms, which would harm our financial condition and operating results.

Until we identify new investment opportunities, we intend to either invest the net proceeds of future offerings in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less or use the net proceeds from such offerings to reduce then-outstanding obligations under our Truist Credit Facility or any future credit facility. We cannot assure you that we will be able to find enough appropriate investments that meet our investment selection criteria or that any investment we complete using the proceeds from an offering will produce a sufficient return.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. We are subject to the Maryland Business Combination Act, or the Business Combination Act, the application of which is subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

In addition, our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from such act, it may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer. Our bylaws require us to consult with the SEC staff before we repeal such exemption. Also, our charter provides for classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorize our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue.

These anti-takeover provisions may inhibit a change of control in circumstances that could give our stockholders the opportunity to realize a premium over the market price for our common stock.

RISKS RELATING TO THE ILLIQUID NATURE OF OUR PORTFOLIO ASSETS

We invest in illiquid assets, and our valuation procedures with respect to such assets may result in recording values that are materially different than the values we ultimately receive upon disposition of such assets.

All of our investments are recorded using broker or dealer quotes, if available, or at fair value as determined in good faith by our board of directors. We expect that most, if not all, of our investments (other than cash and cash equivalents) and the fair value of the Truist Credit Facility will be classified as Level 3 under the Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 820, Fair Value Measurements and Disclosures, or ASC 820. This means that the portfolio valuations will be based on unobservable inputs and our own assumptions about how market participants would price the asset or liability. We expect that inputs into the determination of fair values of our portfolio investments and borrowings under our Truist Credit Facility will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by such a disclaimer materially reduces the reliability of such information. As a result, there will be uncertainty as to the value of our portfolio investments.

Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. In determining fair value in good faith, we generally obtain financial and other information from portfolio companies, which may represent unaudited, projected or pro forma financial information. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses; we are instead required by the 1940 Act to specifically fair value each individual investment on a quarterly basis. We record unrealized appreciation if we believe that our investment has appreciated in value. Likewise, we record unrealized depreciation if we believe that our investment has depreciated in value. We adjust quarterly the valuation of our portfolio to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded on our Consolidated Statements of Operations as net change in unrealized appreciation or depreciation.

All of our investments are recorded at fair value as determined in good faith by our board of directors. Our board of directors uses the services of nationally recognized independent valuation firms to aid it in determining the fair value of our investments. The factors that may be considered in fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and cash flows, the markets in which the portfolio company does business, comparison to publicly traded companies and other relevant factors. Because valuations may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the value received in an actual transaction. Additionally, valuations of private securities and private companies are inherently uncertain. Our NAV could be adversely affected if our determinations regarding the fair value of our investments were materially lower than the values that we ultimately realize upon the disposal of such investments.

The lack of liquidity in our investments may adversely affect our business.

We may acquire our investments directly from the issuer in privately negotiated transactions. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. We typically exit our investments when the portfolio company has a liquidity event such as a sale, refinancing, or initial public offering of the company, but we are generally not required to do so.

The illiquidity of our investments may make it difficult or impossible for us to sell such investments if the need arises, particularly at times when the market for illiquid securities is substantially diminished. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments, which could have a material adverse effect on our business, financial condition and results of operations. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

Investments purchased by us that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the investments, market events, economic conditions or investor perceptions. Domestic and foreign markets are complex and interrelated, so that events in one sector of the world markets or economy, or in one geographical region, can reverberate and have materially negative consequences for other market, economic or regional sectors in a manner that may not be foreseen and which may materially harm our business.

A general disruption in the credit markets could materially damage our business.

We are susceptible to the risk of significant loss if we are forced to discount the value of our investments in order to provide liquidity to meet our debt maturities. Our borrowings under our Truist Credit Facility are collateralized by the assets in our investment portfolio. A general disruption in the credit markets could result in diminished demand for our securities. In addition, with respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratio stipulated by the 1940 Act, which could, in turn, cause us to lose our status as a BDC and materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to draw down our Truist Credit Facility. These situations may arise due to circumstances that we may be unable to control, such as a general disruption in the credit markets, a severe decline in the value of the U.S. dollar, an economic downturn or recession or an operational problem that affects our counterparties or us, and could materially damage our business.

We may invest in over-the-counter securities, which have and may continue to face liquidity constraints, to provide us with liquidity.

The market for over-the-counter traded securities has and may continue to experience limited liquidity and other weakness as the viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

RISKS RELATING TO OUR INVESTMENTS

Our investments in prospective portfolio companies may be risky, and you could lose all or part of your investment.

We intend to invest primarily in first lien secured debt, second lien secured debt, subordinated debt and selected equity investments issued by U.S. and foreign middle-market companies.

1.

First Lien Secured Debt: When we extend first lien secured debt, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries, although this may not always be the case. We expect this security interest, if any, to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a first lien secured debt investment is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

2.

Second Lien Secured Debt: Our second lien secured debt usually ranks junior in priority of payment to first lien secured debt. Second lien secured debt holds a second priority with regard to right of payment in the event of insolvency. Second lien secured debt ranks senior to subordinated debt and common and preferred equity in borrowers’ capital structures. This may result in an above average amount of risk and volatility or a loss of principal. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income. Since we may not receive cash interest or principal prior to the maturity of some of our second lien secured debt investments, such investments may be of greater risk than cash paying loans.

3.

Subordinated Debt: Our subordinated debt usually ranks junior in priority of payment to first lien secured debt and second lien secured debt, and are often unsecured. As such, other creditors may rank senior to us in the event of insolvency. Subordinated debt ranks senior to common and preferred equity in borrowers’ capital structures. This may result in an above average amount of risk and volatility or a loss of principal. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income. Since we may not receive cash interest or principal prior to the maturity of some of our subordinated debt investments, such investments may be of greater risk than cash paying loans.

4.

Equity Investments: We have made and expect to continue to make select equity investments, all of which are subordinated to debt investments. In addition, when we invest in first lien secured debt, second lien secured debt or subordinated debt, we may acquire warrants to purchase equity investments from time to time. Our goal is ultimately to dispose of these equity investments and realize gains upon our disposition of such interests. However, the equity investments we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity investments, and any gains that we do realize on the disposition of any equity investments may not be sufficient to offset any other losses we experience. In addition, many of the equity securities in which we invest may not pay dividends on a regular basis, if at all. Furthermore, we may hold equity investments in partnerships through a taxable subsidiary for U.S. federal income tax purposes. Upon sale or exit of such investment, we may pay taxes at regular corporate tax rates, which will reduce the amount of gains or dividends available for distributions to our stockholders.

In addition, investing in middle-market companies involves a number of significant risks, including:

•

companies may be highly leveraged, have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•

they typically have shorter operating histories, more limited publicly available information, narrower product lines, more concentration of revenues from customers and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•

they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•

they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our Investment Adviser may be named as defendants in litigation arising from our investments in the portfolio companies; and

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to refinance their outstanding indebtedness upon maturity.

Under the 1940 Act, we may invest up to 30% of our assets in investments that are not qualifying assets for BDCs. If we do not invest a sufficient portion of our assets in qualifying assets, we could be precluded from investing in assets that we deem to be attractive.

As a BDC, we may not acquire any asset other than qualifying assets, as defined under the 1940 Act, unless at the time the acquisition is made such qualifying assets represent at least 70% of the value of our total assets. Qualifying assets include investments in U.S. operating companies whose securities are not listed on a national securities exchange and companies listed on a national securities exchange subject to a maximum market capitalization of $250 million. Qualifying assets also include cash, cash equivalents, government securities and high quality debt securities maturing in one year or less from the time of investment.

We believe that most of our debt and equity investments do and will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we have not invested a sufficient portion of our assets in qualifying assets at the time of a proposed investment, we will be prohibited from making any additional investment that is not a qualifying asset and could be forced to forgo attractive investment opportunities. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

Our investment in PSLF, our unconsolidated joint venture with Pantheon Ventures (UK) LLP (“Pantheon”), is not a qualifying asset under Section 55(a) of the 1940 Act. From time to time prior to making additional investments into PSLF, PTSF II or any future joint venture, we may increase our holdings of U.S. treasury securities, cash or cash equivalents (through borrowing or otherwise) so that such investments do not result in less than 70% of our assets being invested in qualifying assets.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we generally are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer, excluding limitations on investments in other investment companies and compliance with the RIC tax regulations. To the extent that we assume large positions in the securities of a small number of issuers, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond the Diversification Requirements, we do not have fixed guidelines for portfolio diversification, and our investments could be concentrated in relatively few portfolio companies or industries. Although we are classified as a non-diversified investment company within the meaning of the 1940 Act, we maintain the flexibility to operate as a diversified investment company and have done so for an extended period of time. To the extent that we operate as a non-diversified investment company in the future, we may be subject to greater risk.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic or industry centric slowdowns or recessions and may be unable to repay debt from us during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our debt investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a material decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and materially harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and potential termination of its debt and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company, and any restructuring could further cause adverse effects on our business. Depending on the facts and circumstances of our investments and the extent of our involvement in the management of a portfolio company, upon the bankruptcy of a portfolio company, a bankruptcy court may recharacterize our debt investments as equity investments and subordinate all or a portion of our claim to that of other creditors. This could occur regardless of how we may have structured our investment. In addition, we cannot assure you that a bankruptcy court would not take actions contrary to our interests.

If we fail to make follow-on investments in our portfolio companies, this could materially impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to:

•	increase or maintain in whole or in part our equity ownership percentage;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	attempt to preserve or enhance the value of our investment.

We have the discretion to make any follow-on investments, subject to the availability of capital resources and regulatory considerations. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. Any failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful transaction or business. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, either because we prefer other opportunities, or because we are inhibited by compliance with BDC requirements or the desire to maintain our RIC tax status.

Because we generally do not hold controlling equity interests in our portfolio companies, we are not in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Because we generally do not hold controlling equity positions in our portfolio companies, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the market value of our investments.

An investment strategy focused primarily on privately held companies, including controlling equity interests, presents certain challenges, including the lack of available or comparable information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We have invested and intend to continue to invest primarily in privately held companies. Generally, little public information exists about these companies, and we rely on the ability of our Investment Adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If they are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose value on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could have a material adverse impact on our investment returns as compared to companies investing primarily in the securities of public companies.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies and our portfolio companies may be highly leveraged.

We invest primarily in first lien secured debt, second lien secured debt, subordinated debt and equity investments issued by our portfolio companies. The portfolio companies usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, our investments, and they may be highly leveraged. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to our debt investments. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Our incentive fee may induce the Investment Adviser to make speculative investments.

The incentive fee payable by us to PennantPark Investment Advisers may create an incentive for PennantPark Investment Advisers to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to our Investment Adviser is calculated based on a percentage of our NAV. This may encourage our Investment Adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock. In addition, our Investment Adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle applicable to the portion of the incentive fee based on net capital gains. As a result, the Investment Adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The part of our incentive fee payable by us to PennantPark Investment Advisers that relates to net investment income is computed and paid on income that has been accrued but that has not been received in cash. PennantPark Investment Advisers is not obligated to reimburse us for any such incentive fees even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued. As a result, there is a risk that we will pay incentive fees with respect to income that we never receive in cash.

Any investments in distressed debt may not produce income and may require us to bear large expenses in order to protect and recover our investment.

Distressed debt investments may not produce income and may require us to bear certain additional expenses in order to protect and recover our investment. Therefore, to the extent we invest in distressed debt, our ability to achieve current income for our stockholders may be diminished. We also will be subject to significant uncertainty as to when, in what manner and for what value the distressed debt in which we invest will eventually be satisfied (e.g., through liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed debt securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed debt we hold, there can be no assurance that the securities or other assets received by us in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by us upon completion of an exchange offer or plan of reorganization may be restricted as to resale. If we participate in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt, we may be restricted from disposing of such securities.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates potential investments in securities of companies located outside of the United States. Investments in securities of companies located outside of the United States would not be qualifying assets under Section 55(a) of the 1940 Act. Investing in companies located outside of the United States may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political, economic and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and economic and political developments. We may employ hedging techniques such as using our Truist Credit Facility’s multicurrency capability to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective.

We may make investments that cause our stockholders to bear investment advisory fees and other expenses on such investments in addition to our management fees and expenses.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies and companies that would be investment companies but are excluded from the definition of an investment company provided in Section 3(c) of the 1940 Act. To the extent we so invest, we will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay investment advisory fees, consisting of a base management fee and an incentive fee, to PennantPark Investment Advisers with respect to investments in the securities and instruments of other investment companies under our Investment Management Agreement. With respect to any such investments, each of our stockholders will bear his or her share of the investment advisory fees of PennantPark Investment Advisers as well as indirectly bearing the investment advisory fees and other expenses of any investment companies in which we invest.

We may be obligated to pay our Investment Adviser incentive compensation even if we incur a loss.

Our Investment Adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. Our Pre-Incentive Fee Net Investment Income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our Consolidated Statements of Operations for that quarter. Thus, we may be required to pay the Investment Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio, NAV or we incur a net loss for that quarter. In addition, increases in interest rates may increase the amount of incentive fees we pay to the Investment Adviser even though our performance relative to the market has not increased.

We may invest in derivatives or other assets that expose us to certain risks, including market risk, liquidity risk, counterparty risk, operational and legal risk and other risks similar to those associated with the use of leverage.

We may invest in derivatives and other assets that are subject to many of the same types of risks related to the use of leverage. Derivative transactions, if any, will generally create leverage for us and involve significant risks. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on our performance, effecting a form of investment leverage on our portfolio. In certain types of derivative transactions, we could lose the entire amount of its investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Under SEC Rule 18f-4 under the 1940 Act (“Rule 18f-4”), related to use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies, we are permitted to enter into derivatives and other transactions that create future payment or delivery obligations, including short sales, notwithstanding the senior security provision of the 1940 Act if its complies with certain value-at-risk leverage limits and derivatives risk management program and board oversight and reporting requirements or comply with a “limited derivatives users” exception. Rule 18f-4 also permits us to enter into reverse repurchase agreements or similar financing transactions notwithstanding the senior security provision of the 1940 Act if we aggregate the amount of indebtedness associated with our reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratios as discussed herein. In addition, we are permitted to invest in a security on a when- issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) we intend to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). We may otherwise engage in such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, we are permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if we reasonably believe, at the time we enter into such agreement, that we will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. We cannot predict the effects of these requirements.

We have adopted updated policies and procedures in compliance with Rule 18f-4. We expect to qualify as a “limited derivatives user.” Future legislation or rules may modify how we treat derivatives and other financial arrangements for purposes of our compliance with the leverage limitations of the 1940 Act. Future legislation or rules, may modify how leverage is calculated under the 1940 Act and, therefore, may increase or decrease the amount of leverage currently available to us under the 1940 Act, which may be materially adverse to us and our Investors.

We may be subject to risks related to investments in companies in the software industry.

The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

GENERAL RISK FACTORS

We and our portfolio companies may maintain cash balances at financial institutions and exceed federally insured limits and may otherwise be materially affected by adverse developments affecting the financial services industry, such as actual events or concerns involving liquidity, defaults or non-performance by financial institutions or transactional counterparties.

Our cash is held in accounts at U.S. banking institutions that we believe are of high quality. Cash held by us and by our portfolio companies in non-interest-bearing and interest-bearing operating accounts may exceed the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. If such banking institutions were to fail, we or our portfolio companies could lose all or a portion of those amounts held in excess of such insurance limitations. In addition, actual events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions, transactional counterparties or other companies in the financial services industry or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems, which could adversely affect our and our portfolio companies’ business, financial condition, results of operations, or prospects.

Although we assess our portfolio companies’ banking relationships as we believe necessary or appropriate, our and our portfolio companies’ access to funding sources and other credit arrangements in amounts adequate to finance or capitalize our respective current and projected future business operations could be significantly impaired by factors that affect us or our portfolio companies, the financial institutions with which we or our portfolio companies have arrangements directly, or the financial services industry or economy in general. These factors could include, among others, events such as liquidity constraints or failures, the ability to perform obligations under various types of financial, credit or liquidity agreements or arrangements, disruptions or instability in the financial services industry or financial markets, or concerns or negative expectations about the prospects for companies in the financial services industry. These factors could involve financial institutions or financial services industry companies with which we or our portfolio companies have financial or business relationships, but could also include factors involving financial markets or the financial services industry generally.

In addition, investor concerns regarding the U.S. or international financial systems could result in less favorable commercial financing terms, including higher interest rates or costs and tighter financial and operating covenants, or systemic limitations on access to credit and liquidity sources, thereby making it more difficult for us or our portfolio companies to acquire financing on acceptable terms or at all.

Inflation may adversely affect the business, results of operations and financial condition of our portfolio companies.

Certain of our portfolio companies are in industries that may be impacted by inflation. If such portfolio companies are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on our loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized or unrealized losses and therefore reduce our net assets resulting from operations.

Global capital markets could enter a period of severe disruption and instability due to future recessions, disease pandemics and other serious health events, political instability, geopolitical turmoil and foreign hostilities. These market conditions have historically had and could again have a materially adverse effect on debt and equity capital markets in the United States, which could have a materially negative impact on our business, financial condition and results of operations.

The U.S. and global capital markets have, from time to time, experienced periods of disruption characterized by the freezing of available credit, a lack of liquidity in the debt capital markets, significant losses in the principal value of investments, the re-pricing of credit risk in the broadly syndicated credit market, the failure of major financial institutions and general volatility in the financial markets. During these periods of disruption, general economic conditions deteriorated with material and adverse consequences for the broader financial and credit markets, and the availability of debt and equity capital for the market as a whole, and financial services firms in particular, was reduced significantly. These conditions may reoccur for a prolonged period of time or materially worsen in the future. In addition, uncertainty between the United States and other countries with respect to trade policies, treaties and tariffs, among other factors, have caused disruptions in the global markets, including markets in which we participate, and we cannot assure you that these market conditions will not continue or worsen in the future. We may in the future have difficulty accessing debt and equity capital markets, and a severe disruption in the global financial markets, deterioration in credit and financing conditions or uncertainty regarding U.S. government spending and deficit levels or other global economic and political conditions, including future recessions, political instability, geopolitical turmoil and foreign hostilities, and disease, pandemics and other serious health events, could have a material adverse effect on our business, financial condition and results of operations.

Volatility or a prolonged disruption in the credit markets could materially damage our business.

We are required to record our assets at fair value, as determined in good faith by our board of directors, in accordance with our valuation policy. As a result, volatility in the capital markets may have a material adverse effect on our valuations and our NAV, even if we hold investments to maturity. Volatility or dislocation in the capital markets may depress our stock price below our NAV per share and create a challenging environment in which to raise equity and debt capital. As a BDC, we are generally not able to issue additional shares of our common stock at a price less than our NAV without first obtaining approval for such issuance from our stockholders and our independent directors. Additionally, our ability to incur indebtedness is limited by the asset coverage ratio requirements for a BDC, as defined under the 1940 Act. Declining portfolio values negatively impact our ability to borrow additional funds under our Truist Credit Facility because our NAV is reduced for purposes of the asset coverage ratio. If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratio stipulated by the 1940 Act, which could, in turn, cause us to lose our status as a BDC and materially impair our business operations. A lengthy disruption in the credit markets could also materially decrease demand for our investments and could materially damage our business, financial condition and results of operations.

The significant disruptions in the capital markets experienced in the past has had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. The debt capital that may be available to us in the future may be at a higher cost and have less favorable terms and conditions than those currently in effect. If our financing costs increase and we have no increase in interest income, then our net investment income will decrease. A prolonged inability to raise capital may require us to reduce the volume of investments we originate and could have a material adverse impact on our business, financial condition and results of operations. This may also increase the probability that other structural risks negatively impact us. These situations may arise due to circumstances that we may be unable to control, such as a lengthy disruption in the credit markets, a severe decline in the value of the U.S. dollar, a sharp economic downturn or recession or an operational problem that affects third parties or us, and could materially damage our business, financial condition and results of operations.

Any public health emergency, any outbreak of existing or new diseases, and the resulting financial and economic market uncertainty could have a significant adverse impact on us.

The extent of the impact of any public health emergency, on our and our portfolio companies’ operational and financial performance will depend on many factors, including the duration and scope of such public health emergency, the actions taken by governmental authorities to contain its financial and economic impact, the extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, investor liquidity and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. In addition, our and our portfolio companies’ operations may be significantly impacted, or halted, as a result of government quarantine measures, restrictions on travel and other factors related to a public health emergency, including its potential adverse impact on the health of any of our or our portfolio companies’ personnel. This could create widespread business continuity issues for us and our portfolio companies. These factors may also cause the valuation of our investments to differ materially from the values that we may ultimately realize. Any public health emergency any outbreak of existing or new epidemic diseases, or the threat thereof, and the resulting financial and economic market uncertainty could have a significant adverse impact on us and the fair value of our investments and our portfolio companies.

Economic sanction laws in the United States and other jurisdictions may prohibit us and our affiliates from transacting with certain countries, individuals and companies.

Economic sanction laws in the United States and other jurisdictions may prohibit us or our affiliates from transacting with certain countries, individuals and companies. In the United States, the U.S. Department of the Treasury’s Office of Foreign Assets Control administers and enforces laws, executive orders and regulations establishing U.S. economic and trade sanctions, which prohibit, among other things, transactions with, and the provision of services to, certain non-U.S. countries, territories, entities and individuals. These types of sanctions may significantly restrict or completely prohibit investment activities in certain jurisdictions, and if we, our portfolio companies or other issuers in which we invest were to violate any such laws or regulations, we may face significant legal and monetary penalties.

The Foreign Corrupt Practices Act, or FCPA, and other anti-corruption laws and regulations, as well as anti- boycott regulations, may also apply to and restrict our activities, our portfolio companies and other issuers of our investments. If an issuer or we were to violate any such laws or regulations, such issuer or we may face significant legal and monetary penalties. The U.S. government has indicated that it is particularly focused on FCPA enforcement, which may increase the risk that an issuer or us becomes the subject of such actual or threatened enforcement. In addition, certain commentators have suggested that private investment firms and the funds that they manage may face increased scrutiny and/or liability with respect to the activities of their underlying portfolio companies. As such, a violation of the FCPA or other applicable regulations by us or an issuer of our portfolio investments could have a material adverse effect on us. We are committed to complying with the FCPA and other anti-corruption laws and regulations, as well as anti-boycott regulations, to which it is subject. As a result, we may be adversely affected because of our unwillingness to enter into transactions that violate any such laws or regulations.

Failure or alleged failure to comply with applicable data protection and privacy laws and regulations could subject us to ongoing costs and, in some cases, fines and reputational harm.

We and the Investment Adviser and its affiliates are subject to numerous laws and regulations in various jurisdictions relating to privacy and the storage, sharing, use, processing, disclosure and protection of information that we and our affiliates hold. The SEC has adopted changes to Regulation S-P, which requires, among other things, that registered investment advisers notify affected individuals of a breach involving their personal information when there has been an incident that rises to the level of being a reportable breach. In general, these laws and regulations introduce many new obligations on us, the Investment Adviser and its affiliates and service providers and create new rights for parties who have given any of us their personal information, such as investors and others. The scope of data protection and privacy laws and regulations is rapidly evolving, and such laws and regulations are subject to differing interpretations. Any inability or perceived inability to adequately address privacy concerns, or comply with applicable laws and regulations, even if unfounded, could result in regulatory and third-party liability, increased costs, disruption to our operations, and reputational damage. Obligations to which we, the Investment Adviser or its affiliates are subject impose compliance costs and risks of penalties, which could increase significantly as such laws and regulations evolve globally. Moreover, as data protection and privacy laws and regulations continue to develop, it could be more difficult and/or more costly for us, the Investment Adviser or its affiliates to collect, store, use, transmit and process personal information.

While we, the Investment Adviser and its affiliates take reasonable efforts to comply with data protection and privacy laws and regulations, it is possible that we and the Investment Adviser will not be able to accurately anticipate the ways in which regulators and courts will apply or interpret these laws, and there can be no assurance that we or the Investment Adviser or its affiliates will not be subject to regulatory or individual legal action, including fines, in the event of a security incident, alleged non-compliance with applicable data protection and privacy laws or regulations, or other claim that an individual’s privacy rights have been violated. Many regulators have indicated an intention to take more aggressive enforcement actions regarding data privacy matters, and private litigation resulting from such matters is increasing and resulting in large judgments and settlements.

We may be the target of litigation.

We may be the target of securities litigation in the future, particularly if the trading price of our common stock, our 2026 Notes-2, our 2029 Notes, our 2029 Notes-2 or our 2031 Notes fluctuates significantly. We could also generally be subject to litigation, including derivative actions by our stockholders. Any litigation could result in substantial costs and divert management’s attention and resources from our business and cause a material adverse effect on our business, financial condition and results of operations.

The effect of global climate change may impact the operations of our portfolio companies.

There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition through, for example, decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions.

Legislative or regulatory tax changes could adversely affect investors.

At any time, the U.S. federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. Recently enacted tax legislation, commonly known as the “One Big Beautiful Bill Act,” extended many of the tax law provisions that were set to expire in 2025 and included certain new provisions (and other amendments) to the Code. Any new laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of us or our shareholders. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in our shares or the value or the resale potential of our investments.

Changes to U.S. tariff and import/export regulations may have a negative effect on our portfolio companies.

There have been significant changes to U.S. trade policies, treaties and tariffs, and in the future there may be additional significant changes. Existing or new tariffs imposed on foreign goods imported by the U.S. or on U.S.

goods imported by foreign countries could subject us or our portfolio companies to additional risks. Among other effects, tariffs may increase the cost of production for certain of our portfolio companies or reduce demand for their products, which could adversely affect their results of operations. We cannot predict whether, or to what extent, any tariff or other trade protections may affect our portfolio companies or our business, financial condition or results of operations.

We are subject to risks associated with cybersecurity and cyber incidents.

Our internal computer systems and infrastructure and those of our Investment Adviser, strategic collaborators, vendors, contractors, consultants or regulators with whom we share confidential, protected or sensitive data or information, or upon which our business relies, are vulnerable to damage from computer viruses, unauthorized access, misuse, natural disasters, terrorism, cybersecurity threats, war and telecommunication and electrical failures, as well as security compromises or breaches, which may compromise our systems, infrastructure, data or that of those with whom we share such data or information or upon which our business relies, or lead to data compromise, misuse, misappropriation or leakage. We may experience, and from time to time have experienced, cyber attacks on our information technology systems and infrastructure by threat actors of all types (including nation states, criminal enterprises, individual actors or advanced persistent threat groups, among others). In addition to extracting sensitive information, such attacks could include the deployment of harmful malware, ransomware, digital extortion, business email compromises and denial-of-service attacks, social engineering (including phishing attacks) and other means to affect server reliability and threaten the confidentiality, integrity and availability of information, systems or infrastructure.

As our reliance on technology has increased, so have the risks posed to our information systems, both internal and those provided by our Investment Adviser and other third-parties. We, along with our Investment Adviser, have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber-attacks, but these measures, as well as our increased awareness of the nature and extent of the risk of a cyber attack, may be ineffective and do not guarantee that a cyber attack will not occur or that our financial results, operations or confidential information will not be negatively impacted by such an attack. Further, our contracts may not contain limitations of liability, and even where they do, there can be no assurance that limitations of liability in our contracts are sufficient to protect us from liabilities, damages or claims related to our privacy and data security obligations. Further, although we maintain cyber liability insurance, this insurance may not provide adequate coverage against potential liabilities related to any experienced cybersecurity attack or breach.

Furthermore, cybersecurity continues to be a priority for regulators around the world, and some jurisdictions have enacted laws requiring companies to notify individuals and/or regulators of data security breaches involving certain types of personal information. If we fail to comply with the relevant laws and regulations, we could suffer financial losses, a disruption of our businesses, liability to investors, regulatory intervention or reputational damage.

We are subject to risks related to artificial intelligence.

Artificial intelligence, including machine learning and similar tools and technologies that collect, aggregate, analyze or generate data or other materials (collectively, “AI”), and its current and potential future applications including in the private investment and financial industries, as well as the legal and regulatory frameworks within which AI operates, continue to rapidly evolve. While we and our Investment Adviser do not use AI at this time to make investment recommendations, the use of AI could exacerbate or create new and unpredictable risks to our business, including by potentially significantly disrupting the markets in which we operate or subjecting us and our Investment Adviser to increased competition and regulation, which could materially and adversely affect business, financial condition or results of operations of our Investment Adviser and us. In addition, the use of AI by bad actors could heighten the sophistication and effectiveness of cyber and security attacks experienced by the Investment Adviser and us.

Middle East Conflict

The ongoing conflicts in the Middle East, including the involvement of the United States and other countries, as well as political and civil unrest related to the foregoing, could have severe adverse effects on regional and global economic markets. It is difficult to predict the conflicts’ impact on global economic and market conditions and, as a result, there is material uncertainty and risk with respect to us and our portfolio companies, and our ability and the ability of the portfolio companies to achieve their investment objectives.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, including the documents we incorporate by reference herein, contains statements that constitute forward-looking statements, which relate to us and our consolidated subsidiaries regarding future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our Company, our industry, our beliefs and our assumptions. The forward-looking statements contained or incorporated by reference in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•

changes in political, economic or industry conditions, including the wars in the Middle East and in the Ukraine, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of our assets;

•	the impact of fluctuations in interest rates and foreign exchange rates on our business and our portfolio companies;

•	the level of inflation, and its impact on us and our portfolio companies;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

•	the ability of our prospective portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our prospective portfolio companies;

•	the impact of price and volume fluctuations in the stock market;

•	the ability of our Investment Adviser to locate suitable investments for us and to monitor and administer our investments;

•	the impact of future legislation and regulations on our business and our portfolio companies; and

•	the inability to develop and maintain effective internal control over financial reporting.

We use words such as “anticipates,” “believes,” “expects,” “intends,” “seeks,” “plans,” “estimates” and similar expressions to identify forward-looking statements. You should not place undue influence on the forward-looking statements as our actual results could differ materially from those projected in the forward- looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement contained or incorporated by reference in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved.

We base the forward-looking statements included in this prospectus and documents incorporated by reference on information available to us on the date of the relevant document, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements in such documents, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

You should understand that, under Section 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in connection with any offering of securities pursuant to this prospectus or in periodic reports we file under the Exchange Act.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from this offering will be approximately $   million (or approximately $   million if the underwriters exercise their over-allotment option in full) after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $   million (or approximately $   million if the underwriters exercise their over-allotment option in full) payable by us. Such estimate is subject to change and no assurances can be given that actual expenses will not exceed such amount.

We expect to use the net proceeds from this offering to repay a portion of our outstanding obligations under the Truist Credit Facility, repay our 2026 Notes-2, and for general corporate or strategic purposes.

In October 2021, we issued $165.0 million in aggregate principal amount of our 2026 Notes-2 at a public offering price per note of 99.4%. Interest on the 2026 Notes-2 is paid semi-annually on May 1 and November 1 of each year, at a rate of 4.00% per year. The effective interest rate is 4.12%. The 2026 Notes-2 mature on November 1, 2026 and may be redeemed in whole or in part at our option prior to maturity at a redemption price equal to 100% of the principal amount of the 2026 Notes-2 to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the date of redemption.

As of June 30, 2026, the Truist Credit Facility had $311.5 million of outstanding advances, an interest rate equal to SOFR plus 210 basis points (or an alternative risk-free floating rate index) and a maturity date of December 11, 2030 and is secured by substantially all our assets. The Truist Credit Facility had a weighted average interest rate of 5.9%, exclusive of the fee on undrawn commitment, as of June 30, 2026. Borrowings under the Truist Credit Facility are subject to satisfaction of certain conditions and the regulatory restrictions that the 1940 Act imposes on us as a BDC.

We expect that substantially all of the net proceeds from this offering will be used as described above within six to twelve months. However, we can offer no assurance that we will be able to achieve this goal. Pending such investments, we intend to invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality temporary investments that mature in one year or less from the date of investment.

CAPITALIZATION

The following table sets forth our actual consolidated capitalization as of June 30, 2026 and our consolidated capitalization as of June 30, 2026, as adjusted to reflect the assumed sale of $   of aggregate principal amount of Notes in this offering after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $   payable by us and application of the net proceeds as discussed in more detail under “Use of Proceeds” in this prospectus (assuming no exercise of the underwriters’ over-allotment option).

You should read this table together with “Use of Proceeds” and our most recent balance sheet included in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2026, which is incorporated by reference in this prospectus.

Assets	June 30, 2026 (Unaudited)
Investments at fair value	Actual	As Adjusted
	(Dollars in Thousands except per Share data)
Non-controlled, non-affiliated investments (amortized cost—$850,440)	$834,543	$
Non-controlled, affiliated investments (amortized cost—$36,561)	—
Controlled, affiliated investments (amortized cost—$341,190)	358,629

Total investments (amortized cost—$1,228,191)	1,193,172
Cash equivalents (cost—$11,542)	11,542
Cash (cost—$27,710)	27,710
Interest receivable	5,549
Receivable for investments sold	19,594
Distribution receivable	4,415
Due from affiliates	98
Prepaid expenses and other assets	892

Total assets	1,262,972

Liabilities(1)
Truist Credit Facility payable, at fair value (cost—$311,456)	309,755
Notes offered hereby	—
2026 Notes-2 payable (par—$165,000, unamortized deferred financing cost of $427)	164,573
2029 Notes payable (par—$75,000, unamortized deferred financing cost of $1,393)	73,607
Payable for investment purchased	269,308
Interest payable on debt	4,046
Distributions payable	5,224
Accounts payable and accrued expenses	3,046
Base management fee payable	3,500
Incentive fee payable	1,881

Total liabilities	834,940

Commitments and contingencies (See Note 11 in our most recent Quarterly Report on Form 10-Q)
Net assets
Common stock, 65,296,094 shares issued and outstanding Par value $0.001 per share and 200,000,000 shares authorized	65
Paid-in capital in excess of par value	740,506
Accumulated deficit	(312,539)

Total net assets	$428,032	$

Total liabilities and net assets	$1,262,972	$

Net asset value per share	$6.56	$

(1)	Excludes $2.0 million in aggregate principal amount of our 2029 Notes-2 issued on September 1, 2026 and $62.0 million in aggregate principal amount of our 2031 Notes issued on September 1, 2026.

THE COMPANY

General Business of PennantPark Investment Corporation

PennantPark Investment Corporation is a BDC whose investment objectives are to generate both current income and capital appreciation while seeking to preserve capital through debt and equity investments primarily made to U.S. middle-market companies in the form of first lien secured debt, second lien secured debt, subordinated debt and equity investments. Because we are a BDC, we may, from time to time, change our investment objectives without a shareholder vote.

We believe U.S. middle-market companies offer attractive risk-reward to investors due to a limited amount of capital available for such companies. We seek to create a carefully constructed portfolio that includes first lien secured debt, second lien secured debt, subordinated debt and equity investments by investing approximately $10 million to $50 million of capital, on average, in the securities of middle-market companies, on a per portfolio company basis. We expect this investment size to vary proportionately with the size of our capital base. We use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. The companies in which we invest are typically highly leveraged, and, in most cases, are not rated by national rating agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national rating agencies. Securities rated below investment grade are often referred to as “leveraged loans,” “high yield” securities or “junk bonds” and are often higher risk compared to debt instruments that are rated above investment grade and have speculative characteristics. Our debt investments may generally range in maturity from three to ten years and are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions.

Our investment activity depends on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. We have used, and expect to continue to use, our debt capital, proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives.

Organization and Structure of PennantPark Investment Corporation

PennantPark Investment Corporation, a Maryland corporation organized in January 2007, is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act. In addition, for U.S. federal income tax purposes we have elected to be treated, and intend to qualify annually, as a RIC under the Code.

We execute our investment strategy directly and through our wholly owned subsidiaries, our unconsolidated joint venture and unconsolidated limited partnership. The term “subsidiary” means entities that primarily engage in investment activities in securities or other assets and are wholly owned by us. We do not intend to create or acquire primary control of any entity which primarily engages in investment activities of securities or other assets other than entities wholly owned by us. We comply with the provisions of Section 18 of the 1940 Act governing capital structure and leverage on an aggregate basis with our subsidiaries. Our subsidiaries comply with the provisions of Section 17 of the 1940 Act related to affiliated transactions and custody. To the extent that we form a subsidiary advised by an investment adviser other than the Investment Adviser, the investment adviser to such subsidiaries will comply with the provisions of the 1940 Act relating to investment advisory contracts, including but not limited to, Section 15, as if it were an investment adviser to us under Section 2(a)(20) of the 1940 Act.

Funding I, a wholly owned subsidiary and a special purpose entity of us prior to July 31, 2020, was organized in Delaware as a limited liability company in February 2019. We formed Funding I in order to establish the BNP Credit Facility. The Investment Adviser serves as the servicer to Funding I and has irrevocably directed that the management fee owed to it with respect to such services be paid to us so long as the Investment Adviser remains the servicer. This arrangement did not increase our consolidated management fee. The BNP Credit Facility allowed Funding I to borrow up to $250 million at LIBOR (or an alternative risk-free floating interest rate index) plus 260 basis points during the reinvestment period. The BNP Credit Facility was secured by all of the assets held by Funding I. Funding I is no longer a subsidiary of PennantPark Investment as a result of the joint venture described below.

On July 31, 2020, we and certain entities and managed accounts of the private credit investment manager of Pantheon entered into a limited liability company agreement to co-manage PSLF, a newly formed unconsolidated joint venture. In connection with this transaction, we contributed in-kind our formerly wholly owned subsidiary, Funding I. As a result of this transaction, Funding I became a wholly owned subsidiary of PSLF and has been deconsolidated from our financial statements. PSLF invests primarily in middle-market and other corporate debt securities consistent with our strategy. PSLF was formed as a Delaware limited liability company.

On November 22, 2021, we formed PNNT Investment Holdings II, LLC, a Delaware limited liability company (“Holdings II”), as a wholly owned subsidiary. On December 31, 2022, we contributed 100% of our interests in PNNT Investment Holdings, LLC (“Holdings”) to Holdings II . Effective as of January 1, 2024, Holdings II made an election to be treated as a corporation for U.S. federal income tax purposes. On January 3, 2024, we purchased an equity interest in Holdings from Holdings II and Holdings became a partnership for U.S. federal income tax purposes. The Company and Holdings II entered into a limited liability company agreement with respect to Holdings that provides for certain payments and the sharing of income, gain, loss and deductions attributable to Holdings’ investments.

In January 2022, we funded PennantPark-TSO Senior Loan Fund II LP (“PTSF II”), an unconsolidated limited partnership, organized as a Delaware limited liability partnership. We sold $82.3 million in investments to a wholly owned subsidiary of PTSF II in exchange for cash in the amount of $75.7 million and an $6.6 million equity interest in PTSF II representing 23.1% of the total outstanding Class A Units of PTSF II. We recognized $0.2 million of realized gain upon the formation of PTSF II. As of June 30, 2026, our capital commitment of $15.0 million was 100% funded and we held 23.1% of the total outstanding Class A Units of PTSF II and a 4.99% voting interest in the general partner which manages PTSF II. We are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the Investment Adviser intends to continue to affirm the exclusion on an annual basis, and therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Expenses

Our primary operating expenses include interest expense on the outstanding debt and unused commitment fees on undrawn amounts, under our various debt facilities, the payment of a management fee and the payment of an incentive fee to our Investment Adviser, if any, our allocable portion of overhead under our Administration Agreement and other operating costs as detailed below. Our management fee compensates our Investment Adviser for its work in identifying, evaluating, negotiating, consummating and monitoring our investments. We bear all other direct or indirect costs and expenses of our operations and transactions, including, but not limited to the cost of calculating our net asset value, including the cost of any third-party valuation services, the cost of effecting sales and repurchases of shares of our common stock and other securities, and fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence and reviews of prospective investments or complementary businesses. For more information about our expenses, please refer to the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q, incorporated herein by reference.

Our Administrator

Our Administrator has experienced professionals with substantial backgrounds in finance and administration of registered investment companies. In addition to furnishing us with clerical, bookkeeping and record keeping services, the Administrator also oversees our financial records as well as the preparation of our reports to stockholders and reports filed with the Securities and Exchange Commission, or the SEC. The Administrator assists in the determination and publication of our NAV, oversees the preparation and filing of our tax returns, and monitors the payment of our expenses as well as the performance of administrative and professional services rendered to us by others. Furthermore, our Administrator offers, on our behalf, significant managerial assistance to those portfolio companies to which we are required to offer such assistance. See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest which could impact our investment returns”.

Market Opportunity

We believe that the limited amount of capital available to middle-market companies, coupled with the desire of these companies for flexible sources of capital, creates an attractive investment environment for us.

•

We believe middle-market companies have faced difficulty raising debt in private markets. From time to time, banks, finance companies, hedge funds and CLO funds have withdrawn, and may again withdraw, capital from the middle-market, resulting in opportunities for alternative funding sources.

•

We believe middle-market companies have faced difficulty in raising debt through the capital markets. Many middle-market companies look to raise funds by issuing high-yield bonds and broadly syndicated loans. We believe this approach to financing becomes difficult at times when institutional investors seek to invest in larger, more liquid offerings. We believe this has made it harder for middle- market companies to raise funds by issuing high-yield securities from time to time.

•

We believe that credit market dislocation for middle-market companies improves the risk- reward on our investments. From time to time, market participants have reduced lending to middle- market and non-investment grade borrowers. As a result, we believe there is less competition in our market, more conservative capital structures, higher yields and stronger covenants.

•

We believe there is a large pool of uninvested private equity capital likely to seek to combine their capital with sources of debt capital to complete private investments. We expect that private equity firms will continue to be active investors in middle-market companies. These private equity funds generally seek to leverage their investments by combining their capital with loans provided by other sources, and we believe that we are well-positioned to partner with such equity investors.

•

We believe there is substantial supply of opportunities resulting from maturing loans that seek refinancing. We believe that demand for debt financing from middle-market companies will remain strong because these companies will continue to require credit to refinance existing debt, to support growth initiatives and to finance acquisitions. We believe the combination of strong demand by middle-market companies and, from time to time, the reduced supply of credit described above should increase lending opportunities for us. We believe this supply of opportunities coupled with a lack of demand offers attractive risk-reward to investors.

Competitive Advantages

We believe that we have the following competitive advantages over other capital providers to middle- market companies:

a) Experienced Management Team

The senior investment professionals of our Investment Adviser have worked together for many years and average over 25 years of experience in senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses. These senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in middle-market companies across changing economic and market cycles. We believe this extensive experience and history have resulted in a strong reputation across the capital markets.

Lending to middle-market companies requires in-depth diligence, credit expertise, restructuring experience and active portfolio management. For example, lending to middle-market companies in the United States is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of the information available with respect to such companies. We are able to provide value- added customized financial solutions to middle-market companies as a result of specialized due diligence, underwriting capabilities and more extensive ongoing monitoring required as lenders.

b) Disciplined Investment Approach with Strong Value Orientation

We employ a disciplined approach in selecting investments that meet the long-standing, consistent value- oriented investment selection criteria employed by our Investment Adviser. Our value-oriented investment philosophy focuses on preserving capital and ensuring that our investments have an appropriate return profile in relation to risk. When market conditions make it difficult for us to invest according to our criteria, we are highly selective in deploying our capital. We believe this approach continues to enable us to build an attractive investment portfolio that meets our return and value criteria over the long-term.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments we, through our Investment Adviser, conduct a rigorous due diligence process that draws from our Investment Adviser’s experience, industry expertise and network of contacts. Among other things, our due diligence is designed to ensure that each prospective portfolio company will be able to meet its debt service obligations. See “Investment Selection Criteria” for more information.

In addition to engaging in extensive due diligence, our Investment Adviser seeks to reduce risk by focusing on businesses with:

•	strong competitive positions;

•	positive cash flow that is steady and stable;

•	experienced management teams with strong track records;

•	potential for growth and viable exit strategies; and

•	capital structures offering appropriate risk-adjusted terms and covenants.

c) Ability to Source and Evaluate Transactions through our Investment Adviser’s Proactive, Research Capability and Established Network

The management team of our Investment Adviser has long-term relationships with financial sponsors, management consultants and management teams that we believe enable us to evaluate investment opportunities effectively in numerous industries, as well as provide us access to substantial information concerning those industries. We identify potential investments both through active origination and through dialogue with numerous financial sponsors, management teams, members of the financial community and corporate partners with whom the professionals of our Investment Adviser have long-term relationships.

d) Flexible Transaction Structuring

We are flexible in structuring investments and tailor investments to meet the needs of a portfolio company while also generating attractive risk-adjusted returns. We can invest in all parts of a capital structure and our Investment Adviser has extensive experience in a wide variety of securities for leveraged companies throughout economic and market cycles.

Our Investment Adviser seeks to minimize the risk of capital loss without foregoing potential for capital appreciation. In making investment decisions, we seek to invest in companies that we believe can generate consistent positive risk-adjusted returns.

We believe that the in-depth experience of our Investment Adviser will enable us to invest throughout various stages of the economic and market cycles and to provide us with ongoing market insights in addition to a significant investment opportunity.

Competition

Our primary competitors provide financing to middle-market companies and include other BDCs, commercial and investment banks, commercial finance companies, CLO funds, private direct lending funds, and, to the extent they provide an alternative form of financing, private equity funds. Additionally, alternative investment vehicles, such as hedge funds, frequently invest in middle-market companies. As a result, competition for investment opportunities in middle-market companies can be intense. However, we believe that from time to time there has been a reduction in the amount of debt capital available to middle-market companies, which we believe has resulted in a less competitive environment for making new investments.

Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. See “Risk Factors—Risks Relating to our Business and Structure—We operate in a highly competitive market for investment opportunities” for more information.

Leverage

As of June 30, 2026, we had the multi-currency Truist Credit Facility for up to $535 million (increased from $500 million in December 2025), which may be further increased up to $750.0 million in borrowings with certain lenders and Truist Bank, acting as administrative agent, Regions Bank, acting as an additional multicurrency lender, and JPMorgan Chase Bank, N.A., acting as syndication agent for the lenders. As of June 30, 2026 and September 30, 2025, we had $311.5 million (including a $10.0 million temporary draw) and $426.5 million, respectively, in outstanding borrowings under the Truist Credit Facility. The Truist Credit Facility had a weighted average interest rate of 5.9% and 6.5%, respectively, exclusive of the fee on undrawn commitment, as of June 30, 2026 and September 30, 2025. As of June 30, 2026, the Truist Credit Facility has a stated maturity date of December 11, 2030 and borrowings under the facility accrue interest at a rate of SOFR plus 210 basis points (or an alternative risk-floating interest rate index). As of June 30, 2026 and September 30, 2025, we had $223.5 million and $73.5 million of unused borrowing capacity under the Truist Credit Facility, respectively, subject to leverage and borrowing base restrictions. The Truist Credit Facility is secured by substantially all of our assets. As of June 30, 2026, we were in compliance with the terms of the Truist Credit Facility.

In April 2021, we issued $150.0 million in aggregate principal amount of our 2026 Notes at a public offering price per note of 99.4%. The 2026 Notes were repaid in full on their maturity date on May 1, 2026. Prior to such repayment, interest on the 2026 Notes was paid semi-annually on May 1 and November 1 of each year, at a rate of 4.50% per year, commencing November 1, 2021. The effective interest rate was 4.62%.

In October 2021, we issued $165.0 million in aggregate principal amount of our 2026 Notes-2 at a public offering price per note of 99.4%. Interest on the 2026 Notes-2 is paid semi-annually on May 1 and November 1 of each year, at a rate of 4.00% per year, commencing May 1, 2022. The effective interest rate is 4.12%. The 2026 Notes-2 mature on November 1, 2026 and may be redeemed in whole or in part at our option subject to a make- whole premium if redeemed more than three months prior to maturity. The 2026 Notes-2 are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness.

In January 2026, we issued $75.0 million in aggregate principal amount of our 2029 Notes at a private placement price per note of 99.3%. Interest on the 2029 Notes is paid semiannually on February 1 and August 1 of each year, at a rate of 7.00% per year, commencing August 1, 2026. The effective interest rate is 7.25%. The 2029 Notes mature on February 1, 2029 and may be redeemed in whole or in part at our option subject to a make-whole premium if redeemed more than three months prior to maturity. The 2029 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness.

In September 2026, we issued $62.0 million in aggregate principal amount of our 2031 Notes and $2.0 million in aggregate principal amount of our 2029 Notes-2 at a private placement price per note of 98.0% and 100.0%, respectively. Interest on the 2029 Notes-2 is paid semi-annually on March 30 and September 30 of each year, at a rate of 7.25% per year, commencing March 30, 2027. Interest on the 2031 Notes is paid semi-annually on March 1 and September 1 of each year, at a rate of 8.00% per year, commencing March 1, 2027. The effective interest rate of the 2031 Notes is 8.50%. The effective interest rate of the 2029 Notes-2 is 7.25%. The 2029 Notes-2 mature on September 30, 2029 and may be redeemed in whole or in part at any time at 100.0% of the principal amount redeemed plus a customary make-whole premium, plus accrued and unpaid interest to the redemption date. The 2031 Notes mature on September 1, 2031 and may be redeemed in whole or in part at our option (i) at 100.0% of the principal amount redeemed plus a customary make-whole premium, plus accrued and unpaid interest to the redemption date, if redeemed prior to September 1, 2028 and (ii) on or after September 1, 2028, at a fixed redemption price of 101.00% of the principal amount redeemed, plus accrued and unpaid interest to the redemption date. The 2029 Notes-2 and the 2031 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness.

On February 5, 2019, our stockholders approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the Consolidated Appropriations Act of 2018 (which includes the SBCAA) as approved by our board of directors on November 13, 2018. As a result, the asset coverage requirement applicable to us for senior securities was reduced from 200% (i.e., $1 of debt outstanding for each $1 of equity) to 150% (i.e., $2 of debt outstanding for each $1 of equity), subject to compliance with certain disclosure requirements. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q for more information.

Investment Policy Overview

We seek to create a carefully constructed portfolio that includes first lien secured debt, second lien secured debt, subordinated debt and, to a lesser extent, equity by targeting an investment size of $10 million to $50 million in securities, on average, of middle-market companies, on a per portfolio company basis. We expect this investment size to vary proportionately with the size of our capital base. The companies in which we invest are typically highly leveraged, and, in most cases, are not rated by national rating agencies. If such unrated companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national rating agencies. Securities rated below investment grade are often referred to as “leveraged loans,” “high yield” securities or “junk bonds” and are often higher risk compared to debt instruments that are rated above investment grade and have speculative characteristics. In addition, we expect our debt investments to range in maturity from three to ten years.

Over time, we expect that our portfolio will continue to consist primarily of first lien secured debt, second lien secured debt, subordinated debt and, to a lesser extent, equity investments in qualifying assets such as private, or thinly traded or small market-capitalization, U.S. middle-market public companies. In addition, we may invest up to 30% of our portfolio in non-qualifying assets. These non-qualifying assets may include investments in public companies whose securities are not thinly traded or have a market capitalization of greater than $250 million, securities of middle-market companies located outside of the United States and investment companies as defined in the 1940 Act. We may acquire investments in the secondary markets. See “Regulation—Qualifying Assets” and “Investment Selection Criteria” for more information.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, under the 1940 Act we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our common stock. Nevertheless, the effects of changes to our operating policies and strategies may adversely affect our business, our ability to make distributions and the value of our common stock.

First Lien Secured Debt

Structurally, first lien secured debt ranks senior in priority of payment to second lien secured debt, subordinated debt and equity, and benefits from a senior security interest in the assets of the borrower. As such, other creditors rank junior to our investments in these securities in the event of insolvency. Due to its lower risk profile and often more restrictive covenants as compared to second lien secured debt and subordinated debt, first lien secured debt generally earns a lower return than second lien secured debt and subordinated debt. In some cases first lien secured debt lenders receive opportunities to invest directly in the equity securities of borrowers and from time to time may also receive warrants to purchase equity securities. We evaluate these investment opportunities on a case-by-case basis.

Second Lien Secured Debt

Second lien secured debt usually ranks junior in priority of payment to first lien secured debt. Second lien secured debt holds a second priority with regard to right of payment in the event of insolvency. Second lien secured debt ranks senior to subordinated debt and common and preferred equity in borrowers’ capital structures. Due to its higher risk profile and often less restrictive covenants as compared to first lien secured debt, second lien secured debt generally earns a higher return than first lien secured debt. In many cases, second lien secured debt investors receive opportunities to invest directly in the equity securities of borrowers and from time to time may also receive warrants to purchase equity securities. We evaluate these investment opportunities on a case-by-case basis.

Subordinated Debt

Structurally, subordinated debt usually ranks junior in priority of payment to first lien secured debt and second lien secured debt, and is often unsecured. As such, other creditors may rank senior to us in the event of insolvency. Subordinated debt ranks senior to common and preferred equity in borrowers’ capital structures. Due to its higher risk profile and often less restrictive covenants as compared to first lien secured debt and second lien secured debt, subordinated debt generally earns a higher return than first lien secured debt and second lien secured debt. In many cases, subordinated debt investors receive opportunities to invest directly in the equity securities of borrowers, and from time to time, may also receive warrants to purchase equity securities. We evaluate these investment opportunities on a case-by-case basis.

Investment Selection Criteria

We are committed to a value-oriented philosophy used by the senior investment professionals of our Investment Adviser who manage our portfolio and seek to minimize the risk of capital loss without foregoing potential for capital appreciation. We have identified several criteria, discussed below, that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions. However, we caution that not all of these criteria will be met by each prospective portfolio company in which we choose to invest. Generally, we seek to use our experience and access to market information to identify investment opportunities and to structure investments efficiently and effectively.

a) Leading and defensible competitive market positions

The Investment Adviser invests in portfolio companies that it believes have developed strong positions within their markets. The Investment Adviser also seeks to invest in portfolio companies that it believes possess competitive advantages, for example, in scale, scope, customer loyalty, product pricing or product quality as compared to their competitors to protect their market position.

b) Investing in stable borrowers with positive cash flow

Our investment philosophy places a premium on fundamental analysis and has a distinct value-orientation. The Investment Adviser invests in portfolio companies it believes to be stable and well-established, with strong cash flows and profitability. The Investment Adviser believes these attributes indicate portfolio companies that may be well-positioned to maintain consistent cash flow to service and repay their liabilities and maintain growth in their businesses or their relative market share. The Investment Adviser currently does not expect to invest significantly in start-up companies, companies in turnaround situations or companies with speculative business plans, although we are permitted to do so.

c) Management teams

The Investment Adviser focuses on investments in which the portfolio company has an experienced management team with an established track record of success. The Investment Adviser typically requires that portfolio companies have in place proper incentives to align management’s goals with our goals, including having equity interests.

d) Financial sponsorship

The Investment Adviser may seek to cause us to participate in transactions sponsored by what it believes to be trusted financial sponsors. The Investment Adviser believes that a financial sponsor’s willingness to invest significant equity capital in a portfolio company is an implicit endorsement of the quality of that portfolio company. Further, financial sponsors of portfolio companies with significant investments at risk may have the ability, and a strong incentive, to contribute additional capital in difficult economic times should financial or operational issues arise so as to maintain their ownership position.

e) Investments in different borrowers, industries and geographies

The Investment Adviser seeks to invest our assets broadly among portfolio companies, across industries and geographical regions. The Investment Adviser believes that this approach may reduce the risk that a downturn in any one portfolio company, industry or geographical region will have a disproportionate impact on the value of our portfolio, although we are permitted to be non-diversified under the 1940 Act.

f) Viable exit strategy

The Investment Adviser seeks to invest in portfolio companies that it believes will provide a steady stream of cash flow to repay our loans while also reinvesting in their respective businesses. The Investment Adviser expects that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments in portfolio companies to be a key means by which we will exit from our investments over time. In addition, the Investment Adviser also seeks to invest in portfolio companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock, refinancing or other capital markets transaction.

Due Diligence

We believe it is critical to conduct extensive due diligence in evaluating new investment targets. Our Investment Adviser conducts a rigorous due diligence process that is applied to prospective portfolio companies and draws from our Investment Adviser’s experience, industry expertise and network of contacts. In conducting due diligence, our Investment Adviser uses information provided by companies, financial sponsors and publicly available information as well as information from relationships with former and current management teams, consultants, competitors and investment bankers. Our due diligence may include: review of historical and prospective financial information; research relating to the portfolio company’s management, industry, markets, products and services and competitors; interviews with management, employees, customers and vendors of the potential portfolio company; on-site visits; review of loan documents; and background checks.

Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

Upon the completion of due diligence on a portfolio company, the team leading the investment presents the investment opportunity to our Investment Adviser’s investment committee. This committee determines whether to pursue the potential investment. All new investments are required to be reviewed by the investment committee of our Investment Adviser. The members of the investment committee receive no compensation from us. Rather, they are employees of and receive compensation from our Investment Adviser.

Investment Structure

Once we determine that a prospective portfolio company is suitable for investment, we work with the management of that portfolio company and its other capital providers, including senior, junior and equity capital providers, to structure an investment. We negotiate with these parties to agree on how our investment is structured relative to the other capital in the portfolio company’s capital structure.

We expect our first lien secured debt to have terms of three to ten years. We generally obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of these loans. This collateral may take the form of first priority liens on the assets of a portfolio company.

Typically, our second lien secured debt and subordinated debt investments have maturities of three to ten years. Second lien secured debt and subordinated debt may take the form of a second priority lien on the assets of a portfolio company and have interest-only payments in the early years with cash or payment-in-kind, or PIK, payments with amortization of principal deferred to the later years. In some cases, we may invest in debt securities that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after our investment. Also, in some cases, our second lien secured debt and subordinated debt may be collateralized by a subordinated lien on some or all of the assets of the borrower.

We seek to tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest in the form of a floor and potential equity appreciation) that compensates us for credit risk;

•	incorporating “put” rights and call protection into the investment structure; and

•

negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with our focus of preserving capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Our investments may include equity features, such as direct investments in the equity securities of borrowers or warrants or options to buy a minority interest in a portfolio company. Any warrants we may receive with our debt securities generally require only a nominal cost to exercise, so as a portfolio company appreciates in value, we may achieve additional investment return from these equity investments. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In many cases, we may also obtain registration rights in connection with these equity investments, which may include demand and “piggyback” registration rights.

We expect to hold most of our investments to maturity or repayment, but we may exit certain investments earlier when a liquidity event, such as the sale or refinancing of a portfolio company, takes place. We also may turn over investments to better position the portfolio in light of market conditions.

Ongoing Relationships with Portfolio Companies

Monitoring

The Investment Adviser monitors our portfolio companies on an ongoing basis. The Investment Adviser also monitors the financial trends of each portfolio company to determine if it is meeting its respective business plans and to assess the appropriate course of action for each portfolio company.

The Investment Adviser has several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	assessment of success in adhering to a portfolio company’s business plan and compliance with covenants;

•	periodic or regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	comparisons to other portfolio companies in the industry, if any;

•	attendance at and participation in board meetings or presentations by portfolio companies; and

•	review of periodic financial statements and financial projections for portfolio companies.

The Investment Adviser monitors credit risk of each portfolio company regularly with a goal toward identifying early, and when able and appropriate, exiting investments with potential credit problems. This monitoring process may include reviewing: (1) a portfolio company’s financial resources and operating history; (2) comparing a portfolio company’s current operating results with the Investment Adviser’s initial thesis for the investment and its expectations for the performance of the investment; (3) a portfolio company’s sensitivity to economic conditions; (4) the performance of a portfolio company’s management; (5) a portfolio company’s debt maturities and capital requirements; (6) a portfolio company’s interest and asset coverage; and (7) the relative value of an investment based on a portfolio company’s anticipated cash flow.

Managerial Assistance

We offer significant managerial assistance to our portfolio companies. As a BDC, we are required to make available such significant managerial assistance within the meaning of Section 2(a)(47) of the 1940 Act. See “Regulation” for more information.

Staffing

We do not currently have any employees. Our Investment Adviser and Administrator have hired and expect to continue to hire professionals with skills applicable to our business plan, including experience in middle- market investing, senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses.

Our Portfolio

Our principal investment focus is to provide first lien secured debt, second lien secured debt and subordinated debt to U.S. middle-market companies in a variety of industries. We generally seek to target companies that generate positive cash flows from the broad variety of industries in which our Investment Adviser has direct expertise. The following is an illustrative list of the industries in which the Investment Adviser has invested:

• Aerospace and Defense	• Financial Services
• Auto Sector	• Gaming
• Beverage, Food and Tobacco	• Grocery
• Broadcasting and Entertainment	• Healthcare, Education and Childcare
• Buildings and Real Estate	• High Tech Industries
• Building Materials	• Home & Office Furnishings, Housewares & Durable Consumer Products
• Business Services	• Hotels, Motels, Inns and Gaming
• Cable Television	• Insurance
• Capital Equipment	• Leisure, Amusement, Motion Picture, Entertainment
• Cargo Transportation	• Logistics
• Chemicals, Plastics and Rubber	• Manufacturing/Basic Industries
• Communications	• Machinery
• Consumer Products	• Media
• Consumer Services	• Mining, Steel, Iron and Non-Precious Metals
• Containers Packaging & Glass	• Oil and Gas
• Distribution	• Other Media
• Diversified/Conglomerate Manufacturing	• Personal, Food and Miscellaneous Services
• Diversified/Conglomerate Services	• Printing and Publishing
• Diversified Natural Resources, Precious Metals and Minerals	• Retail
• Education	• Short-term U.S. Government Securities
• Electronics	• Telecommunications
• Energy and Utilities	• Transportation
• Environmental Services	• Wholesale

Listed below are our top ten portfolio companies and industries represented as a percentage of our consolidated portfolio assets as of June 30, 2026 and September 30, 2025, respectively:

Portfolio Company	June 30, 2026(1)	Portfolio Company	September 30, 2025(1)
AKW Holdings Limited	15%	AKW Holdings Limited	9%
Flock Financial, LLC	7%	JF Acquisition	7%
Cartessa Aesthetics, LLC	4%	Flock Financial, LLC	5%
Puget Collision, LLC	3%	Cartessa Aesthetics, LLC	3%
United Land Services Holdings LLC	3%	North American Rail Solutions LLC	3%
Exigo Intermediate II, LLC	3%	Exigo Intermediate II, LLC	3%
Route 66 Development	3%	United Land Services Holdings LLC	2%
Shiftkey, LLC	2%	Shiftkey LLC	2%
North American Rail Solutions, LLC	2%	Route 66 Development	2%
Northwind Topco, Inc	2%	Halo Buyer, Inc	2%

Industry	June 30, 2026(1)	Industry	September 30, 2025(1)
Healthcare, Education and Childcare	22%	Business Services	19%
Business Services	17%	Healthcare, Education and Childcare	18%
Financial Services	10%	Distribution	14%
Distribution	7%	Financial Services	7%
Auto Sector	7%	Consumer Products	5%
Consumer Products	4%	Aerospace and Defense	5%
Aerospace and Defense	4%	Manufacturing/Basic Industry	5%
Environmental Services	3%	Environmental Services	3%
Gaming	3%	Auto Sector	3%
Consumer Services	3%	Gaming	2%

(1)	Excludes investments in PSLF, U.S. government securities, and cash and cash equivalents.

Our executive officers and directors, as well as the senior investment professionals of the Investment Adviser and Administrator, may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do. Currently, the executive officers and directors, as well as certain of the current senior investment professionals of the Investment Adviser and Administrator, serve as officers and directors of other funds managed by the Investment Adviser.

Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations might not be in the best interest of us or our stockholders. In addition, we note that any affiliated investment vehicle currently existing, or formed in the future, and managed by the Investment Adviser and/or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, the Investment Adviser may face conflicts in allocating investment opportunities among us and such other entities. The Investment Adviser will allocate investment opportunities in a fair and equitable manner consistent with our allocation policy, and we have received exemptive relief with respect to certain co-investment transactions. Where co-investment is unavailable or inappropriate, the Investment Adviser will choose which investment fund should receive the allocation. See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest which could impact our investment returns” for more information.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies and companies that would be investment companies but are excluded from the definition of an investment company provided in Section 3(c) of the 1940 Act. We may also co-invest in the future on a concurrent basis with our affiliates, subject to compliance with applicable regulations, our trade allocation procedures and, if applicable, the terms of our exemptive relief.

Investment Management Agreement

We have entered into the Investment Management Agreement under which the Investment Adviser, subject to the overall supervision of our board of directors, manages the day-to-day operations of, and provides investment advisory services to, us. Mr. Penn, our Chairman and Chief Executive Officer, is the managing member and a senior investment professional of, and has a financial and controlling interest in, the Investment Adviser. Such investment management agreement does not affect the management or incentive fees that we pay to the Investment Adviser on a consolidated basis. Under the terms of our Investment Management Agreement, the Investment Adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make; and

•	provides us with such other investment advisory, research and related services, as we may need from time to time.

The Investment Adviser’s services under our Investment Management Agreement are not exclusive, and it is free to furnish similar services, without the prior approval of our stockholders or our board of directors, to other entities so long as its services to us are not impaired. Our board of directors monitors for any potential conflicts that may arise upon such a development. For providing these services, the Investment Adviser receives a fee from us, consisting of two components—a base management fee and an incentive fee or, collectively, Management Fees.

Management Fees

Effective January 1, 2018, the base management fee is calculated at an annual rate of 1.50% of our “average adjusted gross assets,” which equals our gross assets (exclusive of U.S. Treasury Bills, temporary draws under any credit facility, cash and cash equivalents, repurchase agreements or other balance sheet transactions undertaken at the end of a fiscal quarter for purposes of preserving investment flexibility for the next quarter and unfunded commitments, if any) and is payable quarterly in arrears. In addition, on November 13, 2018, in connection with our board of directors’ approval of the application of the modified asset coverage requirement under the 1940 Act to us, our board of directors also approved an amendment to the Investment Advisory Agreement reducing the Investment Adviser’s annual base management fee from 1.50% to 1.00% on gross assets that exceed 200% of our total net assets as of the immediately preceding quarter-end. This amendment became effective on February 5, 2019 with the amendment and restatement of the Investment Management Agreement on April 12, 2019. The base management fee is calculated based on the average adjusted gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. For example, if we sold shares on the 45th day of a quarter and did not use the proceeds from the sale to repay outstanding indebtedness, our gross assets for such quarter would give effect to the net proceeds of the issuance for only 45 days of the quarter during which the additional shares were outstanding. For periods prior to January 1, 2018, the base management fee was calculated at an annual rate of 2.00% of our “average adjusted gross assets”. For the nine months ended June 30, 2026 and 2025, we recorded base management fees of $11.0 million and $12.2 million, respectively. For the years ended September 30, 2025, 2024, and 2023, we recorded base management fees of $16.2 million, $16.7 million and $16.5 million, respectively, payable to the Investment Adviser.

The following is a hypothetical example of the calculation of average adjusted gross assets: Gross assets as of December 31, 20XX = $160 million

U.S. Treasury bills and temporary draws on credit facilities as of December 31, 20XX = $10 million

Adjusted gross assets as of December 31, 20XX = $150 million

Gross assets as of March 31, 20XX = $200 million

U.S. Treasury bills and temporary draws on credit facilities as of March 31, 20XX = $20 million

Adjusted gross assets as of March 31, 20XX = $180 million

Average value of adjusted gross assets as of March 31, 20XX and December 31, 20XX, which are the two immediately preceding calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter equals ($150 million + $180 million) / 2 = $165 million.

The incentive fee has two parts, as follows:

One part is calculated and payable quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income, including any other fees (other than fees for providing managerial assistance), such as amendment, commitment, origination, prepayment penalties, structuring, diligence and consulting fees or other fees received from portfolio companies, accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement (as defined below), and any interest expense or amendment fees under any credit facilities and distribution paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, or OID, debt instruments with PIK interest and zero coupon securities), accrued income not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a percentage of the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7.00% annualized). Effective January 1, 2018, we pay the Investment Adviser an incentive fee with respect to our Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.75%, (2) 100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.1212% in any calendar quarter (8.4848% annualized), and (3) 17.5% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1212% in any calendar quarter. These calculations are pro-rated for any share issuances or repurchases during the relevant quarter, if applicable. For periods prior to January 1, 2018, we paid the Investment Adviser an incentive fee with respect to our Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income did not exceed the hurdle rate of 1.75%, (2) 100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeded the hurdle rate but was less than 2.1875% in any calendar quarter (8.75% annualized), and (3) 20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeded 2.1875% in any calendar quarter. For the nine months ended June 30, 2026 and 2025, we recorded an incentive fee of $3.9 million and $7.7 million, respectively, related to incentive fees on net investment income. For the years ended September 30, 2025, 2024 and 2023, we recorded $9.8 million, $12.7 million, and $13.9 million, respectively, in incentive fees on net investment income payable to the Investment Adviser.

The following is a graphical representation of the calculation of quarterly incentive fee based on Pre-Incentive Fee Net Investment Income:

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets

Percentage of Pre-Incentive Fee Net

Investment Income allocated to income-related

portion of incentive fee

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and, effective January 1, 2018, equals 17.5% of our realized capital gains (20.0% for periods prior to January 1, 2018), if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For the years ended September 30, 2025, 2024 and 2023, we did not accrue an incentive fee on capital gains as calculated under the Investment Management Agreement (as described above).

Under GAAP, we are required to accrue a capital gains incentive fee based upon net realized capital gains and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the capital gains incentive fee accrual, we considered the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then we record a capital gains incentive fee equal to 17.5% of such amount (20.0% for periods prior to January 1, 2018), less the aggregate amount of actual capital gains related to incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. There can be no assurance that such unrealized capital appreciation will be realized in the future. For each of the nine months ended June 30, 2026 and 2025, we did not accrue an incentive fee on capital gains as calculated under GAAP. For the years ended September 30, 2025, 2024 and 2023, we did not accrue an incentive fee on capital gains as calculated under GAAP.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*): Alternative 1:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25% Hurdle(1) = 1.75%

Base management fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-Incentive Fee Net Investment Income (investment income—(base management fee + other expenses)) = 0.675%

Pre-Incentive Fee Net Investment Income does not exceed the hurdle; therefore, there is no incentive fee.

Alternative 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70% Hurdle(1) = 1.75%

Base management fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-Incentive Fee Net Investment Income (investment income—(base management fee + other expenses)) = 2.125%

Incentive fee	= 17.5% x Pre-Incentive Fee Net Investment Income, subject to “catch-up”
= 2.125% – 1.75%
= 0.375%
= 100% x 0.375%
= 0.375%

Alternative 3:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00% Hurdle(1) = 1.75%

Base management fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20% Pre-Incentive Fee Net Investment Income (investment income—(base management fee + other expenses)) = 2.425%

Incentive fee = 17.5% x

Pre-Incentive Fee Net Investment Income, subject to “catch-up”(3) Incentive fee = 100% x “catch-up” + (17.5% x (Pre-Incentive Fee Net Investment Income – 2.1212%))

Catch-up	= 2.1212% – 1.75%
= 0.3712%
= (100% x 0.3712%) + (17.5% x (2.425% – 2.1212%))
= 0.3712% + (17.5% x 0.3038%)
= 0.3712% + 0.053165%
= 0.424365%

*	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of total net assets.
(1)	Represents 7.0% annualized hurdle.
(2)	Represents 1.5% annualized base management fee.
(3)

The “catch-up” provision is intended to provide the Investment Adviser with an incentive fee of 17.5% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our net investment income exceeds 2.1212% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee:

Assumptions

Year 1 = no net realized capital gains or losses

Year 2 = 6% realized capital gains and 1% realized capital losses and unrealized capital depreciation, capital gain incentive fee = 17.5% x (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Year 1 incentive fee	= 17.5% x (0)
= 0
= no incentive fee

Year 2 incentive fee	= 17.5% x (6% – 1%)
= 17.5% x 5%
= 0.875%

Organization of the Investment Adviser

The Investment Adviser is a registered investment adviser under the Advisers Act. The principal executive office of the Investment Adviser is located at 1691 Michigan Ave, Miami Beach, Florida 33139.

Duration and Termination of Investment Management Agreement

The Investment Management Agreement was reapproved by our board of directors, including a majority of our directors who are not interested persons of us or the Investment Adviser in May 2026. Unless terminated earlier as described below, the Investment Management Agreement will continue in effect for a period of one year through May 2027. It will remain in effect if approved annually by our board of directors, or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons of us or the Investment Adviser. In determining to reapprove the Investment Management Agreement, our board of directors requested information from the Investment Adviser that enabled it to evaluate a number of factors relevant to its determination. These factors included the nature, quality and extent of services performed by the Investment Adviser, the Investment Adviser’s ability to manage conflicts of interest effectively, our short and long-term performance, our costs, including as compared to comparable externally and internally managed publicly traded BDCs that engage in similar investing activities, the Investment Adviser’s profitability, any economies of scale, and any other benefits of the relationship for the Investment Adviser. Based on the information reviewed and the considerations detailed above, our board of directors, including all of our directors who are not interested persons of us or the Investment Adviser, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and reapproved the Investment Management Agreement as being in the best interests of our stockholders.

The Investment Management Agreement will automatically terminate in the event of its assignment. The Investment Management Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. See “Risk Factors—Risks Relating to our Business and Structure—We are dependent upon our Investment Adviser’s key personnel for our future success, and if our Investment Adviser is unable to hire and retain qualified personnel or if our Investment Adviser loses any member of its management team, our ability to achieve our investment objectives could be significantly harmed” for more information.

Administration Agreement

We have entered into the Administration Agreement under which the Administrator furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services. Under our Administration Agreement, the Administrator performs, or oversees the performance of, our required administrative services, which include, among other activities, being responsible for the financial records we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, the Administrator assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, technology systems, insurance and our allocable portion of the cost of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer, Corporate Counsel and their respective staffs. The Administrator also offers on our behalf, significant managerial assistance to portfolio companies to which we are required to offer such assistance. To the extent that our Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to the Administrator. Reimbursement for certain of these costs is included in administrative services expenses in the Consolidated Statements of Operations. For the nine months ended June 30, 2026 and 2025, we recorded $1.1 million and $1.1 million, respectively, for the services described above. For the years ended September 30, 2025, 2024, and 2023, we recorded $1.4 million, $1.2 million and $1.3 million, respectively, including expenses the Investment Adviser incurred on behalf of the Administrator for services described above.

Duration and Termination of Administration Agreement

The Administration Agreement was reapproved by our board of directors, including a majority of our directors who are not interested persons of us, in May 2026. Unless terminated earlier as described below, our Administration Agreement will continue in effect for a period of one year through May 2027. It will remain in effect if approved annually by our board of directors, or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons of us. The Administration Agreement may not be assigned by either party without the consent of the other party. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other.

Indemnification

Our Investment Management Agreement and Administration Agreement provide that, absent willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their duties and obligations, the Investment Adviser and PennantPark Investment Administration and their officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser’s and PennantPark Investment Administration’s services under our Investment Management Agreement or Administration Agreement or otherwise as Investment Adviser or Administrator for us.

License Agreement

We have entered into the License Agreement pursuant to which the Investment Adviser has granted us a royalty-free, non-exclusive license to use the name “PennantPark.” Under this agreement, we have a right to use the PennantPark name, for so long as the Investment Adviser or one of its affiliates remains our Investment Adviser. Other than with respect to this limited license, we have no legal right to the “PennantPark” name.

PennantPark Senior Loan Fund, LLC

In July 2020, we and Pantheon formed PSLF, an unconsolidated joint venture. PSLF invests primarily in middle-market and other corporate debt securities consistent with our strategy. PSLF was formed as a Delaware limited liability company. As of June 30, 2026 and September 30, 2025, PSLF had total assets of $1,336.4 million and $1,315.4 million, respectively, consisting of investments in 113 and 109 portfolio companies, respectively. As of June 30, 2026, at fair value, the largest investment in a single portfolio company in PSLF was $26.3 million and the five largest investments totaled $124.6 million. As of September 30, 2025, at fair value, the largest investment in a single portfolio company in PSLF was $24.8 million and the five largest investments totaled $121.4 million. PSLF invests in portfolio companies in the same industries in which we may directly invest.

We provide capital to PSLF in the form of subordinated notes and equity interests. As of June 30, 2026 and September 30, 2025, we and Pantheon owned 55.8% and 44.2%, respectively, of each of the outstanding subordinated notes and equity interests of PSLF. As of June 30, 2026, our investment in PSLF consisted of subordinated notes of $140.3 million and had $8.2 million unfunded commitments, and equity interests of $82.4 million and had $5.0 million unfunded commitments. As of September 30, 2025, our investment in PSLF consisted of subordinated notes of $140.3 million and had $8.2 million unfunded commitments, and equity interests of $82.4 million and had $5.0 million unfunded commitments.

On August 28, 2024, PSLF and Pantheon entered into an amendment (the “Amendment”) to PSLF’s limited liability company agreement (the “LLC Agreement”). The Amendment amended the term of PSLF, which would have otherwise expired on January 31, 2025, to be indefinite, subject to the other terms of dissolution, wind down and termination in the LLC Agreement. The Amendment also modified the LLC Agreement to permit any member of PSLF (each, a “PSLF Member”) to request to redeem its interests in PSLF (in minimum tranches of 25% of the interests then-owned by such PSLF Member) at any time. Under the Amendment, PSLF is required to use commercially reasonable efforts to redeem any such PSLF Member’s interests within 18 months and, in any event, within three years from the date of such redemption request, subject to customary limitations with respect to the liquidity of PSLF and the requirement that our proportionate share or ownership of PSLF not exceed 87.5%. It is contemplated that any such redemption would be funded by either principal proceeds from repayments of investments in underlying portfolio companies of PSLF or the proceeds of any new PSLF Member’s investment into PSLF.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of June 30, 2026 (unaudited) and September 30, 2025, 2024, 2023, 2022, 2021, 2020, 2019, 2018, 2017, and 2016. The report of RSM US LLP, an independent registered public accounting firm, on the Senior Securities table as of September 30, 2025, is attached as exhibit (n)(4) to the registration statement of which this prospectus is a part. This information about our senior securities should be read in conjunction with our Consolidated Financial Statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our most recent Annual Report on Form 10-K for more information.

Class and Year	Total Amount Outstanding(1)	Asset Coverage Per Unit (2), (3)	Average Market Value Per Unit
Truist Credit Facility
Fiscal 2026 (as of June 30, 2026, unaudited)	$311,456	$1,779	$	N/A
2025	426,456	1,627		N/A
2024	461,456	1,637		N/A
2023	212,420	1,952		N/A
2022	385,920	1,855		N/A
2021	316,545	2,208		N/A
2020	388,252	2,078		N/A
2019	301,636	2,066		N/A
2018	80,520	2,919		N/A
2017	79,393	2,998		N/A
2016	50,340	2,794		N/A
BNP Credit Facility
Fiscal 2019	171,000	2,066		N/A
2019 Notes(6)
Fiscal 2018	250,000	2,919		N/A
Fiscal 2017	250,000	2,998		N/A
Fiscal 2016	250,000	2,794		N/A
2024 Notes
Fiscal 2021	86,250	2,208		25.14	(4)
Fiscal 2020	86,250	2,078		23.47	(4)
Fiscal 2019	75,000	2,066		24.87	(4)
2025 Notes(7)
Fiscal 2016	71,250	2,794		24.68	(5)
2026 Notes(8)
Fiscal 2025	150,000	1,627		N/A
Fiscal 2024	150,000	1,637		N/A
Fiscal 2023	150,000	1,952		N/A
Fiscal 2022	150,000	1,855		N/A
Fiscal 2021	150,000	2,208		N/A
2026 Notes-2
Fiscal 2026 (as of June 30, 2026, unaudited)	165,000	1,779		N/A
Fiscal 2025	165,000	1,627		N/A
Fiscal 2024	165,000	1,637		N/A
Fiscal 2023	165,000	1,952		N/A
Fiscal 2022	165,000	1,855		N/A
2029 Notes
Fiscal 2026 (as of June 30, 2026, unaudited)	75,000	1,779		N/A

(1)	Total cost of each class of senior securities outstanding at the end of the period presented in thousands (000s).

(2)

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness at par. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)	These amounts exclude SBA debentures from our total amount outstanding and asset coverage per unit computation pursuant to an exemptive relief letter provided by the SEC in June 2011.
(4)

The average market value per unit is derived based on the daily closing price of the 2024 Notes which were traded on The Nasdaq Global Select Market under the symbol “PNNTG” prior to their redemption. The 2024 Notes were issued in increments of $25 per unit and commenced trading on September 30, 2019. On November 13, 2021, the 2024 Notes were redeemed in full.

(5)

The average market value per unit is derived based on the monthly average closing price of the 2025 Notes, which were traded on The New York Stock Exchange, or NYSE, under the symbol “PNTA” since issuance. The 2025 Notes were issued in increments of $25 per unit. On June 29, 2017, the 2025 Notes were redeemed in full.

(6)	“2019 Notes” refers to our 4.50% notes due 2019 which were redeemed in March 2019
(7)	“2025 Notes” refers to our 6.25% notes due 2025 which were redeemed in June 2017.
(8)	“2026 Notes” refer to our 4.50% notes due 2026 which were redeemed in May 2026.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the information set forth in “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Annual Report on Form 10-K which is incorporated by reference herein, and should be read in conjunction with, and is qualified by reference to, our financial statements and notes thereto included in such Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

Management’s discussion and analysis of financial condition and results of operations for the nine months ended June 30, 2026 is set forth below.

Overview

PennantPark Investment Corporation is a BDC whose principal objectives are to generate both current income and capital appreciation while seeking to preserve capital through debt and equity investments primarily made to U.S. middle-market companies in the form of first lien secured debt, second lien secured debt, subordinated debt and equity investments.

We believe middle-market companies offer attractive risk-reward to investors due to a limited amount of capital available for such companies. We hold a carefully constructed portfolio that includes first lien secured debt, second lien secured debt, subordinated debt and equity investments ranging from approximately $10 million to $50 million of capital, on average, in the securities of middle-market companies. We expect this investment size to vary proportionately with the size of our capital base. We use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. The companies in which we invest are typically highly leveraged, and, in most cases, are not rated by national rating agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national rating agencies. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities or “junk bonds” and are often higher risk and have speculative characteristic compared to debt instruments that are rated above investment grade. Our debt investments may generally range in maturity from three to ten years and are made in U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions.

Our investment activity depends on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. We have used, and expect to continue to use, our debt capital, proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives.

Organization and Structure of PennantPark Investment Corporation

PennantPark Investment Corporation, a Maryland corporation organized in January 2007, is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act. In addition, for federal income tax purposes we have elected to be treated, and intend to qualify annually, as a RIC under the Code.

Our investment activities are managed by the Investment Adviser. Under our Investment Management Agreement, we have agreed to pay our Investment Adviser an annual base management fee based on our average adjusted gross assets as well as an incentive fee based on our investment performance. We have also entered into an Administration Agreement with the Administrator. Under our Administration Agreement, we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under our Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Financial Officer, Chief Compliance Officer, and their respective staffs. Our board of directors, a majority of whom are independent of us, provides overall supervision of our activities, and the Investment Adviser manages our day-to-day activities.

Revenues

We generate revenue in the form of interest income on the debt securities we hold and capital gains and dividends, if any, on investment securities that we may acquire in portfolio companies. Our debt investments, whether in the form of first lien secured debt, second lien secured debt or subordinated debt, typically bear interest at a fixed or a floating rate. Interest on debt securities is generally payable quarterly or semiannually. In some cases, our investments provide for deferred interest payments and PIK interest. The principal amount of the debt securities and any accrued but unpaid interest generally becomes due at the maturity date. In addition, we generate revenue in the form of amendment, commitment, origination, structuring or diligence fees, fees for providing significant managerial assistance and possibly consulting fees. Loan origination fees, OID and market discount or premium and deferred financing costs on liabilities, which we do not fair value, are capitalized and accreted or amortized using the effective interest method as interest income or, in the case of deferred financing costs, as interest expense. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts. From time to time, the Company receives certain fees from portfolio companies, which may or may not be non-recurring in nature. Such fees include loan prepayment penalties, structuring fees, amendment fees, and agency fees and are recorded as other investment income when earned.

Expenses

Our primary operating expenses include interest expense on the outstanding debt and unused commitment fees on undrawn amounts, under our various debt facilities, the payment of a management fee and the payment of an incentive fee to our Investment Adviser, if any, our allocable portion of overhead under our Administration Agreement and other operating costs as detailed below. Our management fee compensates our Investment Adviser for its work in identifying, evaluating, negotiating, consummating and monitoring our investments. We bear all other direct or indirect costs and expenses of our operations and transactions, including:

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•

fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence and reviews of prospective investments or complementary businesses;

•

expenses incurred by the Investment Adviser payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs for the Company and in monitoring the Company’s investments; and performing due diligence (including related legal expenses) on its prospective portfolio companies and expenses related to unsuccessful portfolio acquisition efforts;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees and any exchange listing fees;

•	federal, state, local and foreign taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers, errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act, and applicable federal and state securities laws; and

•

all other expenses incurred by either the Administrator or us in connection with administering our business, including payments under our Administration Agreement that will be based upon our allocable portion of overhead, and other expenses incurred by the Administrator in performing its obligations under our Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Financial Officer, Chief Compliance Officer, and their respective staffs.

Generally, during periods of asset growth, we expect our general and administrative expenses to be relatively stable or to decline as a percentage of total assets and increase during periods of asset declines. Incentive fees, interest expense and costs relating to future offerings of securities would be additive to the expenses described above.

PORTFOLIO AND INVESTMENT ACTIVITY

As of June 30, 2026, our portfolio totaled $1,193.2 million and consisted of $424.5 million or 35% of first lien secured debt, $269.3 million or 23% of U.S. Government Securities, $14.8 million or 1% of second lien secured debt, $209.2 million or 18% of subordinated debt (including $140.3 million or 12% in PSLF) and $275.4 million or 23% of preferred and common equity (including $51.6 million or 4% in PSLF). Our interest bearing debt portfolio consisted of 87% variable-rate investments and 13% fixed-rate investments. As of June 30, 2026, we had four portfolio companies on non-accrual, representing 2.5% and 0.8% percent of our overall portfolio on a cost and fair value basis, respectively. Overall, the portfolio had net unrealized appreciation (depreciation) of $(35.0) million as of June 30, 2026. Our overall portfolio consisted of 159 companies with an average investment size of $5.8 million (excluding U.S. Government Securities) and had a weighted average yield on interest bearing debt investments of 11.0%.

As of September 30, 2025, our portfolio totaled $1,287.3 million and consisted of $582.4 million or 45% of first lien secured debt, $124.8 million or 10% of U.S. Government Securities, $18.2 million or 1% of second lien secured debt, $201.2 million or 16% of subordinated debt (including $140.3 million or 11% in PSLF) and $360.7 million or 28% of preferred and common equity (including $67.5 million or 5% in PSLF). Our interest bearing debt portfolio consisted of 91% variable-rate investments and 9% fixed-rate investments. As of September 30, 2025, we had four portfolio companies on non-accrual, representing 1.3% and 0.1% of our overall portfolio on a cost and fair value basis, respectively. Overall, the portfolio had net unrealized appreciation of $50.4 million as of September 30, 2025. Our overall portfolio consisted of 166 companies with an average investment size of $7.0 million (excluding U.S. Government Securities) and had a weighted average yield on interest bearing debt investments of 11.0%.

For the three months ended June 30, 2026, we invested $77.0 million in five new and 49 existing portfolio companies with a weighted average yield on debt investment of 8.9%. For the three months ended June 30, 2026, sales and repayments of investments totaled $145.5 million including $65.3 million sold to PSLF. For the nine months ended June 30, 2026, we invested $300.4 million in 14 new and 84 existing portfolio companies with a weighted average yield on debt investments of 9.3%. For the nine months ended June 30, 2026, sales and repayments of investments totaled $532.1 million including $203.4 million sold to PSLF. The investments, sales and repayments noted above exclude all purchases and sales of U.S. Government Securities.

For the three months ended June 30, 2025, we invested $87.7 million in four new and 28 existing portfolio companies with a weighted average yield on debt investments of 10.0%. For the three months ended June 30, 2025, sales and repayments of investments totaled $132.2 million including $21.8 million sold to PSLF. For the nine months ended June 30, 2025, we invested $560.2 million in 19 new and 112 existing portfolio companies with a weighted average yield on debt investments of 10.5%. For the nine months ended June 30, 2025, sales and repayments of investments totaled $749.0 million including $462.8 million was sold to PSLF. The investments, sales and repayments noted above exclude all purchases and sales of U.S. Government Securities.

PennantPark Senior Loan Fund, LLC

As of June 30, 2026, PSLF’s portfolio totaled $1,278.4 million, consisted of 113 companies with an average investment size of $11.3 million and had a weighted average yield on interest bearing debt investments of 9.5%.

As of September 30, 2025, PSLF’s portfolio totaled $1,265.9 million, consisted of 109 companies with an average investment size of $11.6 million and had a weighted average yield on interest bearing debt investments of 10.1%.

For the three months ended June 30, 2026, PSLF invested $65.3 million in five new and 13 existing portfolio companies at weighted average yield on interest bearing debt investments of 9.0%, including $65.3 million purchased from the Company. PSLF’s sales and repayments of investments for the same period totaled $99.2 million. For the nine months ended June 30, 2026, PSLF invested $205.3 million, including $203.4 million purchased from the Company, in 16 new and 24 existing portfolio companies at weighted average yield on interest bearing debt investments of 9.1%. PSLF’s sales and repayments of investments for the same period totaled $169.9 million.

For the three months ended June 30, 2025, PSLF invested $22.0 million, including $21.8 million purchased from the Company, in three new and one existing portfolio companies at weighted average yield on interest bearing debt investments of 9.8%. PSLF’s sales and repayments of investments for the same period totaled $71.4 million. For the nine months ended June 30, 2025, PSLF invested $545.7 million, including $462.8 million purchased from the Company, in 26 new and 57 existing portfolio companies at weighted average yield on interest bearing debt investments 10.3%. PSLF’s sales and repayments of investments for the same period totaled $228.8 million.

At-the-Market Offering

On June 4, 2024, we entered into the Equity Distribution Agreements with Truist Securities, Inc. and Keefe, Bruyette & Woods, Inc. as the Sales Agents in connection with the sale of shares of our common stock, with an aggregate offering price of up to $100 million under an ATM Program. We may offer and sell shares of our common stock from time to time through a Sales Agent in amounts and at times to be determined by us. Actual sales will depend on a variety of factors to be determined by us from time to time, including, market conditions and the trading price of our common stock. The Investment Adviser may, from time to time, in its sole discretion, pay some or all of the commissions payable under the equity distribution agreements or make additional supplemental payments to ensure that the sales price per share of our common stock in connection with ATM Program offerings will not be made at price less than our current NAV per share. Any such payments made by the Investment Adviser will not be subject to reimbursement by us. On April 28, 2025, our registration statement pursuant to which shares were issued under the ATM Program expired.

During the three and nine months ended June 30, 2026 and 2025, we did not issue any shares under the ATM program.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

The preparation of our Consolidated Financial Statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of our assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of income and expenses during the reported periods In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair presentation of financial statements have been included. Actual results could differ from these estimates due to changes in the economic and regulatory environment, financial markets and any other parameters used in determining such estimates and assumptions, including the credit worthiness of our portfolio companies. We may reclassify certain prior period amounts to conform to the current period presentation. We have eliminated all intercompany balances and transactions. References to ASC serve as a single source of accounting literature. Subsequent events are evaluated and disclosed as appropriate for events occurring through the date the Consolidated Financial Statements are issued. In addition to the discussion below, we describe our critical accounting policies in the notes to our Consolidated Financial Statements in our most recent Quarterly Report on Form 10-Q. We discuss our critical accounting estimates in Management’s Discussion and Analysis of Financial Condition and Results of Operations in our 2025 Annual Report on Form 10-K. There have been no significant changes in our critical accounting estimates from those disclosed in our 2025 Annual Report on Form 10-K during the three months ended June 30, 2026.

Revenue Recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt investments with contractual PIK interest, which represents interest accrued and added to the loan balance that generally becomes due at maturity, we will generally not accrue PIK interest when the portfolio company valuation indicates that such PIK interest is not collectable. We do not accrue as a receivable interest on loans and debt investments if we have reason to doubt our ability to collect such interest. Loan origination fees, OID, market discount or premium and deferred financing costs on liabilities, which we do not fair value, are capitalized and then accreted or amortized using the effective interest method as interest income or, in the case of deferred financing costs, as interest expense. We record prepayment penalties on loans and debt investments as income. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts. From time to time, the Company receives certain fees from portfolio companies, which may or may not be non-recurring in nature. Such fees include loan prepayment penalties, structuring fees, amendment fees, and agency fees and are recorded as other investment income when earned.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects changes in the fair values of our portfolio investments and our Truist Credit Facility, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Foreign Currency Translation

Our books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the applicable period; and

2.	Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, we do not isolate that portion of the results of operations due to changes in foreign exchange rates on investments, other assets and debt from the fluctuations arising from changes in fair values of investments and liabilities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and liabilities.

Payment-in-Kind, or PIK Interest

We have investments in our portfolio which contain a PIK interest provision. PIK interest is added to the principal balance of the investment and is recorded as income. In order for us to maintain our ability to be subject to tax as a RIC, substantially all of this income must be paid out to stockholders in the form of dividends for U.S. federal income tax purposes, even though we may not have collected any cash with respect to interest on PIK securities.

Federal Income Taxes

We have elected to be treated, and intend to qualify annually to maintain our election to be treated, as a RIC under Subchapter M of the Code. To maintain our RIC tax election, we must, among other requirements, meet certain annual source-of-income and quarterly asset diversification requirements. We also must annually distribute dividends for U.S. federal income tax purposes to our stockholders out of the assets legally available for distribution of an amount generally at least equal to 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, or investment company taxable income, determined without regard to any deduction for dividends paid.

Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible U.S. federal excise tax imposed on RICs, we must distribute dividends for federal income tax purposes to our stockholders in respect of each calendar year of an amount at least equal to the sum of (1) 98% of our net ordinary income (subject to certain deferrals and elections) for the calendar year, (2) 98.2% of the excess, if any, of our capital gains over our capital losses, or capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year plus (3) the sum of any net ordinary income plus capital gain net income for preceding years that was realized but not distributed during such years and on which we did not incur any U.S. federal income tax, or the Excise Tax Avoidance Requirement. In addition, although we may distribute realized net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually, out of the assets legally available for such distributions in the manner described above, we have retained and may continue to retain such net capital gains or investment company taxable income, contingent on maintaining our ability to be subject to tax as a RIC, in order to provide us with additional liquidity.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and net realized gain recognized for financial reporting purposes. Differences between tax regulations and GAAP may be permanent or temporary. Permanent differences are reclassified among capital accounts in the Consolidated Financial Statements to reflect their appropriate tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

For the three and nine months ended June 30, 2026, we recorded a provision for taxes on net investment income of $0.2 million and $1.3 million, respectively, pertaining to federal excise tax. For the three and nine months ended June 30, 2025, we recorded a provision for taxes on net investment income of $0.7 million and $1.9 million, respectively, all of which pertains to U.S. federal excise tax.

On November 22, 2021, we formed Holdings II, as a wholly owned subsidiary. On December 31, 2022, we contributed 100% of our interests in Holdings to Holdings II. Effective as of January 1, 2024, Holdings II made an election to be treated as a corporation for U.S. federal income tax purposes. On January 3, 2024, we purchased an equity interest in Holdings from Holdings II and Holdings became a partnership for U.S. federal income tax purposes. The Company and Holdings II entered into a limited liability company agreement with respect to Holdings that provides for certain payments and the sharing of income, gain, loss and deductions attributable to Holdings’ investments.

For the three and nine months ended June 30, 2026, the Company recognized a provision for taxes of less than $(0.1) and less than $(0.1) million on net realized gain (loss) on investments by the Taxable Subsidiary, respectively. For the three and nine months ended June 30, 2025, the Company recognized a provision for taxes of less than $(0.1) million and less than $(0.1) million on net realized gain (loss) on investments by the Taxable Subsidiary, respectively. For the three and nine months ended June 30, 2026, the Company recognized a provision for taxes of zero and zero on net unrealized gain (loss) on investments by the Taxable Subsidiary, respectively. For the three and nine months ended June 30, 2025, the Company recognized a provision for taxes of zero and zero on net unrealized gain (loss) on investments by the Taxable Subsidiary, respectively. The provision for taxes on net realized and unrealized gains on investments is the result of netting (i) the expected tax liability on the gains from the sales of investments which is likely to be realized and unrealized during fiscal year ending and (ii) the expected tax benefit resulting from the use of loss carryforwards to offset such gains.

During the three and nine months ended June 30, 2026 and 2025, the Taxable Subsidiary did not make any federal tax payments. As of June 30, 2026, we did not have a state or local tax liability.

We operate in a manner to maintain our election to be subject to tax as a RIC and to eliminate corporate-level U.S. federal income tax (other than the 4% excise tax) by distributing sufficient investment company taxable income and capital gain net income (if any). As a result, we will have an effective tax rate equal to 0% before the excise tax and income taxes incurred by the Taxable Subsidiary. As such, a reconciliation of the differences between our reported income tax expense and its tax expense at the federal statutory rate of 21% is not meaningful.

The Taxable Subsidiary, which is subject to tax as a corporation, allows us to hold equity securities of certain portfolio companies treated as pass-through entities for U.S. federal income tax purposes while facilitating our ability to qualify as a RIC under the Code.

RESULTS OF OPERATIONS

Set forth below are the results of operations for the three and nine months ended June 30, 2026 and 2025.

Investment Income

For the three and nine months ended June 30, 2026, investment income was $24.8 million and $77.0 million, respectively, which was attributable to $12.8 million and $41.3 million from first lien secured debt, $0.5 million and $1.4 million from second lien secured debt, $6.6 million and $19.5 million from subordinated debt and $4.9 and $14.8 million from other investments, respectively. For the three and nine months ended June 30, 2025, investment income was $29.6 million and $94.4 million, respectively, which was attributable to $17.2 million and $56.1 million from first lien secured debt, $0.4 million and $3.4 million from second lien secured debt, $5.5 million and $16.0 million from subordinated debt and $6.5 million and $18.9 million from other investments, respectively. The decrease in investment income for three and nine months ended June 30, 2026 was primarily due to a decrease in our total portfolio size and a decrease in our weighted average yield on debt investments.

Expenses

For the three and nine months ended June 30, 2026, expenses totaled $15.9 million and $51.8 million, respectively, and were comprised of $8.8 million and $31.3 million of debt related interest and expenses,

$3.5 million and $11.0 million of base management fees, $1.9 million and $3.9 million of incentive fees, $1.5 million and $4.3 million of general and administrative expenses and $0.2 million and $1.3 million of provision for excise taxes, respectively. For the three and nine months ended June 30, 2025, expenses totaled $17.8 million and $58.2 million, respectively, and were comprised of $9.2 million and $31.6 million of debt-related interest and expenses, $3.9 million and $12.2 million of base management fees, $2.5 million and $7.7 million of incentive fees, $1.5 million and $4.8 million of general and administrative expenses and $0.7 million and $1.9 million of provision for excise taxes, respectively. The decrease in expenses for the three and nine months ended June 30, 2026 was primarily due to a decrease in borrowing under our debt financings resulting in decrease in debt related interest expense.

Net Investment Income

For the three and nine months ended June 30, 2026, net investment income totaled $8.9 million and $25.2 million, or $0.14 per share and $0.39 per share, respectively. For the three and nine months ended June 30, 2025, net investment income totaled $11.8 million and $36.2 million, or $0.18 per share and $0.55 per share, respectively. The decrease in net investment income was primarily due to a decrease in investment income and partially offset by a decrease in expenses.

Net Realized Gains or Losses

For the three and nine months ended June 30, 2026, net realized gains (losses) totaled $12.0 million and $70.6 million, respectively. For the three and nine months ended June 30, 2025, net realized gains (losses) totaled $(0.5) million and $(30.8) million, respectively. The change in realized gains (losses) was primarily due to changes in the market conditions of our investments and the values at which they were realized.

Unrealized Appreciation or Depreciation on Investments and Debt

For the three and nine months ended June 30, 2026, we reported net change in unrealized appreciation (depreciation) on investments $(16.2) million and $(85.4) million, respectively. For the three and nine months ended June 30, 2025, we reported net change in unrealized appreciation (depreciation) on investment $(0.2) million and $29.3 million, respectively. As of June 30, 2026 and September 30, 2025, our net unrealized appreciation (depreciation) on investments totaled $(35.0) million and $50.4 million, respectively. The net change in unrealized appreciation (depreciation) on our investments was primarily due to changes in the capital market conditions of our investments and the values at which they were realized.

For the three and nine months ended June 30, 2026, the Truist Credit Facility had a net change in unrealized appreciation (depreciation) of $(0.3) million and $0.7 million, respectively. For the three and nine months ended June 30, 2025, the Truist Credit Facility had a net change in unrealized appreciation (depreciation) of $(3.0) million and $(1.0) million, respectively. As of June 30, 2026 and September 30, 2025, the net unrealized appreciation (depreciation) on the Truist Credit Facility totaled $1.7 million and $1.0 million, respectively. The net change in unrealized appreciation (depreciation) compared to the same periods in the prior period was primarily due to changes in the capital markets.

Net Change in Net Assets Resulting from Operations

For the three and nine months ended June 30, 2026, net increase (decrease) in net assets resulting from operations totaled $4.5 million and $11.1 million or $0.07 per share and $0.17 per share, respectively. For the three and nine months ended June 30, 2025, net increase (decrease) in net assets resulting from operations totaled $8.2 million and $33.7 million or $0.12 per share and $0.52 per share, respectively. The decrease from net operations for the three and nine months ended June 30, 2026 was primarily due to the operating performance of our portfolio and changes in capital market conditions of our investments along with change in size and cost yield of our debt portfolio and costs of financing.

LIQUIDITY AND CAPITAL RESOURCES

Our liquidity and capital resources are derived primarily from cash flows from operations, including investment sales and repayments, income earned, proceeds of securities offerings and debt financings. Our primary use of funds from operations includes investments in portfolio companies and payments of interest expense, fees and other operating expenses we incur. We have used, and expect to continue to use, our debt capital, proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives and operations. As of June 30, 2026, in accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that we are in compliance with a 150% asset coverage ratio requirement after such borrowing. This “Liquidity and Capital Resources” section should be read in conjunction with the “Forward-Looking Statements” section above.

On February 5, 2019, our stockholders approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the Consolidated Appropriations Act of 2018 (which includes the SBCAA) as approved by our board of directors on November 13, 2018. As a result, the asset coverage requirement applicable to us for senior securities was reduced from 200% (i.e., $1 of debt outstanding for each $1 of equity) to 150% (i.e., $2 of debt outstanding for each $1 of equity), subject to compliance with certain disclosure requirements.

As of June 30, 2026 and September 30, 2025, our asset coverage ratio, as computed in accordance with the 1940 Act, was 178% and 163%, respectively.

For the nine months ended June 30, 2026 and 2025, the annualized weighted average cost of debt inclusive of the fee on the undrawn commitment and amendment costs on the Truist Credit Facility, and amortized upfront fees on, 2026 Notes, 2026 Notes-2 and 2029 Notes, was 6.4% and 6.1%, respectively.

As of June 30, 2026, we had the multi-currency Truist Credit Facility for up to $535 million (increased from $500 million in December 2025), which may be further increased up to $750.0 million in borrowings with certain lenders and Truist Bank, acting as administrative agent, Regions Bank, acting as an additional multicurrency lender, and JPMorgan Chase Bank, N.A., acting as syndication agent for the lenders. As of June 30, 2026 and September 30, 2025, we had $311.5 million (including a $10.0 million temporary draw) and $426.5 million, respectively, in outstanding borrowings under the Truist Credit Facility. The Truist Credit Facility had a weighted average interest rate of 5.9% and 6.5%, respectively, exclusive of the fee on undrawn commitment, as of June 30, 2026 and September 30, 2025. As of June 30, 2026, the Truist Credit Facility has a stated maturity date of December 11, 2030 and borrowings under the facility accrue interest at a rate of SOFR plus 210 basis points (or an alternative risk-free floating interest rate index). As of June 30, 2026 and September 30, 2025, we had $223.5 million and $73.5 million of unused borrowing capacity under the Truist Credit Facility, respectively, subject to leverage and borrowing base restrictions. The Truist Credit Facility is secured by substantially all of our assets. As of June 30, 2026, we were in compliance with the terms of the Truist Credit Facility.

As of June 30, 2026, we had $165.0 million in aggregate principal amount of 2026 Notes-2 outstanding. Interest on the 2026 Notes-2 is paid semiannually on May 1 and November 1, at a rate of 4.0% per year, commencing May 1, 2022. The effective interest rate is 4.12%. The 2026 Notes-2 mature on November 1, 2026, and may be redeemed in whole or in part at our option prior to maturity at a redemption price equal to 100% of the principal amount of the 2026 Notes-2 to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the date of redemption. The 2026 Notes-2 are direct unsecured obligations and rank pari passu in right of payment with future unsecured unsubordinated indebtedness. The 2026 Notes-2 are structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, financing vehicles, or similar facilities.

As of June 30, 2026, we had $75.0 million in aggregate principal amount of our 2029 Notes outstanding. Interest on the 2029 Notes is paid semiannually on February 1 and August 1 of each year, at a rate of 7.00% per year, commencing August 1, 2026. The effective interest rate is 7.25%. The 2029 Notes mature on February 1, 2029 and may be redeemed in whole or in part at our option subject to a make-whole premium if redeemed more than three months prior to maturity. The 2029 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2029 Notes are effectively subordinated to all of our existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, financing vehicles, or similar facilities.

During the three and nine months ended June 30, 2026 and 2025, we did not issue any shares under the ATM program.

We may raise additional equity or debt capital through both registered offerings and private offerings of securities, or by securitizing a portion of our investments, among other sources. Any future additional debt capital we incur, to the extent it is available, may be issued at a higher cost and on less favorable terms and conditions than the Truist Credit Facility, 2026 Notes-2 and 2029 Notes. Furthermore, the Truist Credit Facility availability depends on various covenants and restrictions. The primary use of existing funds and any funds raised in the future is expected to be for repayment of indebtedness, investments in portfolio companies, cash distributions to our stockholders or for other general corporate or strategic purposes such as a stock repurchase program.

We have entered into certain contracts under which we have material future commitments. Under our Investment Management Agreement, which was reapproved by our board of directors (including a majority of our directors who are not interested persons of us or the Investment Adviser) in May 2026, PennantPark Investment Advisers serves as our investment adviser. Payments under our Investment Management Agreement in each reporting period are equal to (1) a management fee equal to a percentage of the value of our average adjusted gross assets and (2) an incentive fee based on our performance.

Under our Administration Agreement, which was most recently reapproved by our board of directors, including a majority of our directors who are not interested persons of us, in May 2026, the Administrator furnishes us with office facilities and administrative services necessary to conduct our day-to-day operations. If requested to provide significant managerial assistance to our portfolio companies, we or the Administrator will be paid an additional amount based on the services provided. Payment under our Administration Agreement is based upon our allocable portion of the Administrator’s overhead in performing its obligations under our Administration Agreement, including rent and our allocable portion of the costs of our Chief Compliance Officer, Chief Financial Officer, and their respective staffs.

If any of our contractual obligations discussed above are terminated, our costs under new agreements that we enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Management Agreement and our Administration Agreement. Any new investment management agreement would also be subject to approval by our stockholders.

As of June 30, 2026 and September 30, 2025, we had cash and cash equivalents of $39.3 million and $51.8 million, respectively, available for investing and general corporate purposes. We believe our liquidity and capital resources are sufficient to allow us to effectively operate our business.

For the nine months ended June 30, 2026, our operating activities provided cash of $221.0 million and our financing activities used cash of $233.4 million. Our operating activities provided cash primarily due to our investment activities and our financing activities used cash primarily for repayments of our credit facility, repayment of the 2026 Notes and distributions paid to stockholders, partially offset by proceeds received from the 2029 Notes issuance.

For the nine months ended June 30, 2025, our operating activities provided cash of $212.6 million and our financing activities used cash of $192.0 million. Our operating activities provided cash primarily due to our investment activities and our financing activities used cash primarily for repayments of our credit facility and distributions paid to stockholders.

PennantPark Senior Loan Fund, LLC

In July 2020, we and Pantheon formed PSLF, an unconsolidated joint venture as a Delaware limited liability company. PSLF invests primarily in middle-market and other corporate debt securities consistent with its strategy. As of June 30, 2026 and September 30, 2025, PSLF had total assets of $1,336.4 million and $1,315.4 million, respectively and its investment portfolio consisted of investments in 113 and 109 portfolio companies, respectively. As of June 30, 2026, we and Pantheon had remaining commitments to fund subordinated notes of $8.2 million and $11.7 million, respectively, and equity interest of $5.0 million and $7.1 million, respectively, in PSLF. As of September 30, 2025, we and Pantheon had remaining commitments to fund subordinated notes of $8.2 million and $11.7 million, respectively, and equity interests of $5.0 million and $7.1 million, respectively, in PSLF. As of June 30, 2026, at fair value, the largest investment in a single portfolio company in PSLF was $26.3 million and the five largest investments totaled $124.6 million. As of September 30, 2025, at fair value, the largest investment in a single portfolio company in PSLF was $24.8 million and the five largest investments totaled $121.4 million. PSLF invests in portfolio companies in the same industries in which we may directly invest.

We provide capital to PSLF in the form of subordinated notes and equity interests. As of June 30, 2026, we and Pantheon owned 55.8% and 44.2%, respectively, of each of the outstanding subordinated notes and equity interests of PSLF. As of September 30, 2025, we and Pantheon owned 55.8% and 44.2%, respectively, of each of the outstanding subordinated notes and equity interest of PSLF. As of June 30, 2026, our investment in PSLF consisted of subordinated notes of $140.3 million and equity interests of $82.4 million, respectively. As of September 30, 2025, our investment in PSLF consisted of subordinated notes of $140.3 million and equity interests of $82.4 million respectively.

We and Pantheon each appointed two members to PSLF’s four-person Member Designees’ Committee, or the Member Designees’ Committee. All material decisions with respect to PSLF, including those involving its investment portfolio, require unanimous approval of a quorum of the Member Designees’ Committee. Quorum is defined as (i) the presence of two members of the Member Designees’ Committee; provided that at least one individual is present that was elected, designated or appointed by each of us and Pantheon; (ii) the presence of three members of the Member Designees’ Committee, provided that the individual that was elected, designated or appointed by each of us or Pantheon, as the case may be, with only one individual present being entitled to cast two votes on each matter; and (iii) the presence of four members of the Member Designees’ Committee constitute a quorum, provided that the two individuals are present that were elected, designated or appointed by each of us and Pantheon.

Additionally, PSLF, through its wholly-owned subsidiary, has entered into a $400.0 million (increased from $325.0 million in August 2024) senior secured revolving credit facility, with BNP Paribas, which bears interest at SOFR (or an alternative risk-free interest rate index) plus 210 basis points, reduced from plus 225 basis points in June 2026, during the investment period and is subject to leverage and borrowing base restrictions.

In March 2022, PSLF completed a $304.0 million debt securitization in the form of a collateralized loan obligation, or the “2034 Asset-Backed Debt”. The 2034 Asset-Backed Debt is secured by a carefully constructed portfolio of PennantPark CLO IV, LLC, a wholly-owned and consolidated subsidiary of PSLF, consisting primarily of middle market loans and participation interests in middle market loans. The 2034 Asset-Backed Debt is scheduled to mature in April 2034. On the closing date of the transaction, in consideration of PSLF’s transfer to PennantPark CLO IV, LLC of the initial closing date loan portfolio, which included loans distributed to PSLF by certain of its wholly owned subsidiaries and us, PennantPark CLO IV, LLC transferred to PSLF

100% of the Preferred Shares of PennantPark CLO IV, LLC and 100% of the subordinated notes issued by PennantPark CLO IV, LLC. As of June 30, 2026 and September 30, 2025 there were $246.0 million and $246.0 million, respectively, of external 2034 Asset-Backed Debt.

On July 26, 2023, PennantPark CLO VII , LLC (“CLO VII”) completed a $300 million debt securitization in the form of a collateralized loan obligation (the “2035 Debt Securitization” or “2035 Asset-Backed Debt”). The 2035 Asset-Backed Debt is secured by a carefully constructed portfolio consisting primarily of middle market loans. The 2035 Debt Securitization was executed through a private placement of: (i) $151.0 million Class A-1a Notes maturing 2035, which bear interest at the three-month SOFR plus 2.7%, (ii) $20.0 million Class A-1b Loans 2035, which bear interest at 6.5%, (iii) $12.0 million Class A-2 Senior Secured Floating Rate Notes due 2035, which bear interest at the three-month SOFR plus 3.2%, (iv) $21.0 million Class B Senior Secured Floating Rate Notes due 2035, which bear interest at the three-month SOFR plus 4.1%, (v) $24.0 million Class C Secured Deferrable Floating Rate Notes due 2035, which bear interest at the three-month SOFR plus 4.7%, and (vi) $18.0 million Class D Secured Deferrable Floating Rate Notes due 2035, which bear interest at the three-month SOFR plus 7.0%. On July 21, 2025, CLO VII closed a partial refinancing of the 2035 Debt Securitization where the $21.0 million Class B (B-R) Senior Secured Floating Rate Notes interest rate was decreased to SOFR plus 2.0%, the $24.0 million Class C (C-R) Secured Deferrable Floating Rate Notes interest rate was decreased to SOFR plus 2.3% and the $18.0 million Class D (D-R) Secured Deferrable Floating Rate Notes interest rate was decreased to SOFR plus 3.4%. As of June 30, 2026 and September 30, 2025, there were $246.0 million and $246.0 million, respectively, of external 2035 Asset-Backed Debt.

On December 23, 2024, PennantPark CLO X, LLC (“CLO X”) completed a $400.5 million debt securitization in the form of a collateralized loan obligation (the “2037 Debt Securitization” or “2037 Asset-Backed Debt”). The 2037 Asset-Backed Debt is secured by a carefully constructed portfolio consisting primarily of middle market loans. The 2037 Debt Securitization was executed through a private placement of: (i) $158.0 million Class A-1 Notes maturing 2037, which bear interest at the three-month SOFR plus 1.59%, (ii) $30.0 million Class A-1A Loans maturing 2037, which bear interest at the three-month SOFR plus 1.59%, (iii) $40.0 million Class A-1W Loans maturing 2037, which bear interest at the three-month SOFR plus 1.59%, (iv) $16.0 million Class A-2W Loans due 2037, which bear interest at the three-month SOFR plus 1.75%, (v) $28.0 million Class B Notes due 2037, which bear interest at the three-month SOFR plus 1.85%, (vi) $32.0 million Class C Notes due 2037, which bear interest at the three-month SOFR plus 2.40%., and (vii) $24.0 million Class D Notes due 2037, which bear interest at the three-month SOFR plus 3.85%. As of June 30, 2026 and September 30, 2025, there were $328.0 million and $328.0 million, respectively, of external 2037 Asset-Backed Debt.

On August 28, 2024, PSLF entered into the Amendment. The Amendment amended the term of PSLF, which would have otherwise expired on January 31, 2025, to be indefinite, subject to the other terms of dissolution, wind down and termination in the LLC Agreement. The Amendment also modified the LLC Agreement to permit any PSLF Member to request to redeem its interests in PSLF (in minimum tranches of 25% of the interests then-owned by such PSLF Member) at any time. Under the Amendment, if a PSLF Member makes a redemption request, PSLF will be required to use commercially reasonable efforts to redeem any such PSLF Member’s interests within 18 months and, in any event, within three years from the date of such redemption request, subject to customary limitations with respect to the liquidity of PSLF and the requirement that the Company’s proportionate share or ownership of PSLF not exceed 87.5%.

Below is a summary of PSLF’s portfolio at fair value:

($ in thousands)	June 30, 2026 (Unaudited)	September 30, 2025
Total investments	$1,278,367	$1,265,901
Weighted average cost yield on income producing investments	9.5%	10.1%
Number of portfolio companies in PSLF	113	109
Largest portfolio company investment at fair value	$26,323	$24,802
Total of five largest portfolio company investments at fair value	$124,598	$121,360

Below is a listing of PSLF’s individual investments as of June 30, 2026 (par and $ in thousands):

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index(1)	Par	Cost	Fair Value(2)
First Lien Secured Debt - 1,367.6% of Net Assets
ACP Avenu Buyer, LLC	04/23/24	10/02/29	Business Services	8.69%	SOFR +500	23,332	$23,103	$22,865
ACP Falcon Buyer, Inc.	10/06/23	08/01/29	Business Services	9.19%	SOFR +550	15,080	14,890	15,080
AFC-Dell Holding Corp.	02/23/24	04/09/27	Distribution	8.67%	SOFR +500	16,151	16,095	16,151
APT OPCO, LLC	12/24/25	09/30/31	Health Care Providers and Services	8.23%	SOFR +450	2,853	2,840	2,853
Ad.Net Acquisition, LLC	03/02/22	05/08/28	Media	9.99%	SOFR +626	5,397	5,392	5,370
Alpine Acquisition Corp II - Second out Term Loan(6)	10/12/22	01/14/31	Containers, Packaging and Glass	8.64%	SOFR +500	1,210	1,210	1,210
Alpine Acquisition Corp II - Third out Term Loan(6)	10/12/22	01/14/31	Containers, Packaging and Glass	8.89%	SOFR +525	1,614	1,614	1,614
Alpine Acquisition Corp II Unfunded Revolver(6),(7)	10/12/22	01/14/31	Containers, Packaging and Glass			484	—	—
Alpine Acquisition Corp II Unfunded First out DDTL(6),(7)	10/12/22	12/29/30	Containers, Packaging and Glass			121	—	—
Amsive Holdings Corporation	03/02/22	12/10/26	Media	10.13%	SOFR +640	13,695	13,664	13,695
Anteriad, LLC (f/k/a MeritDirect, LLC)	03/02/22	12/31/27	Media	9.63%	SOFR +590	13,179	13,172	13,047
Arcfield Acquisition Corp.	07/26/22	10/28/31	Aerospace and Defense	8.66%	SOFR +500	13,752	13,735	13,752
Archer Lewis, LLC	12/20/24	08/28/29	Healthcare, Education and Childcare	9.48%	SOFR +575	14,411	14,291	14,015
Argano, LLC	12/16/24	09/13/29	Business Services	9.15%	SOFR +550	20,188	20,023	19,986
BLC Holding Company, INC.	02/24/25	11/20/30	Environmental Services	8.23%	SOFR +450	12,685	12,625	12,685
Beacon Behavioral Support Services, LLC	09/16/24	06/21/29	Healthcare, Education and Childcare	9.23%	SOFR +550	24,421	24,176	24,421
Best Practice Associates, LLC	01/21/25	11/08/29	Aerospace and Defense	10.39%	SOFR +675	18,657	18,456	18,377
Beta Plus Technologies, Inc.	08/11/22	07/02/29	Business Services	9.48%	SOFR +575	19,425	19,195	19,230
Bioderm, Inc.	06/26/24	01/31/28	Healthcare, Education and Childcare	10.12%	SOFR +650	8,730	8,680	8,643
Blackhawk Industrial Distribution, Inc.	07/24/23	09/17/26	Distribution	9.58%	SOFR +585	25,146	25,099	24,769
Blue Cloud Pediatric Surgery Centers LLC	10/09/25	01/21/31	Health Care Providers and Services	8.64%	SOFR +500	2,475	2,452	2,456
Boss Industries, LLC	07/21/25	12/27/30	Conglomerate Manufacturing	8.73%	SOFR +475	5,910	5,877	5,910
Burgess Point Purchaser Corporation	10/03/22	07/25/29	Auto Sector	9.01%	SOFR +535	6,138	5,923	5,632
C5MI Acquisition, LLC	10/09/24	07/31/29	Business Services	9.73%	SOFR +600	12,737	12,606	12,737
CF512, Inc.	12/29/21	08/20/26	Media	9.85%	SOFR +619	8,972	8,977	8,972

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index(1)	Par	Cost	Fair Value(2)
Carisk Buyer, Inc.	02/09/24	12/03/29	Healthcare, Education and Childcare	8.48%	SOFR +500	11,283	11,206	11,340
Carnegie Dartlet, LLC	06/26/24	02/07/30	Education	9.14%	SOFR +550	24,791	24,521	24,605
Cartessa Aesthetics, LLC	09/09/22	06/14/28	Distribution	9.48%	SOFR +600	20,297	20,177	20,297
Case Works, LLC	11/26/24	10/01/29	Business Services	8.98%	SOFR +525	10,357	10,300	10,201
Commercial Fire Protection Holdings, LLC	12/16/24	09/23/30	Business Services	8.23%	SOFR +450	20,673	20,588	20,673
Confluent Health, LLC	12/23/24	11/30/28	Healthcare, Education and Childcare	11.14%	SOFR +750	1,935	1,935	1,935
Cornerstone Advisors of Arizona, LLC	10/09/25	05/13/32	Professional Services	8.48%	SOFR +475	5,925	5,899	5,896
CJX Borrower, LLC	08/12/22	07/13/27	Media	9.44%	SOFR +576	8,554	8,547	8,383
Crane 1 Services, Inc.	07/24/23	08/16/27	Personal, Food and Miscellaneous Services	9.51%	SOFR +586	5,230	5,213	5,178
DRI Holding Inc.	08/04/22	12/21/28	Media	9.06%	SOFR +535	5,725	5,464	5,312
DRS Holdings III, Inc.	03/02/22	11/01/28	Consumer Products	8.89%	SOFR +525	4,253	4,243	4,236
DX Electric Company, LLC	12/25/25	10/01/31	Electronic Equipment, Instruments and Components	8.73%	SOFR +500	7,011	6,969	7,011
Duggal Acquisition, LLC	12/23/24	09/30/30	Marketing Services	8.73%	SOFR +500	4,875	4,841	4,875
Dynata, LLC – First Out Term Loan	07/15/24	07/17/28	Business Services	8.90%	SOFR +526	1,560	1,496	1,470
Dynata, LLC – Last Out Term Loan	07/15/24	10/16/28	Business Services	9.40%	SOFR +576	9,597	9,597	3,711
EDS Buyer, LLC	07/24/23	01/10/29	Aerospace and Defense	8.48%	SOFR +475	22,992	22,799	22,992
ETE Intermediate II, LLC	07/24/23	05/29/29	Personal, Food and Miscellaneous Services	8.73%	SOFR +500	12,579	12,448	12,579
Emergency Care Partners, LLC	12/23/24	10/18/27	Healthcare, Education and Childcare	8.73%	SOFR +500	7,528	7,506	7,528
EvAL Home Care Solutions Intermediate, LLC	07/23/24	05/10/30	Healthcare, Education and Childcare	9.39%	SOFR +575	6,846	6,776	6,846
Exigo Intermediate II, LLC	07/24/23	03/15/27	Business Services	9.99%	SOFR +635	9,476	9,446	8,292
Five Star Buyer, Inc.(4)	07/24/23	02/23/28	Hotels, Motels, Inns and Gaming			4,137	4,098	3,796
Galt Newco, LLC	07/10/26	03/29/32	Aerospace and Defense	8.92%	SOFR +525	5,646	5,615	5,611
Global Holdings InterCo, LLC	03/02/22	09/16/27	Banking, Finance, Insurance & Real Estate	9.24%	SOFR +560	6,290	6,279	6,290
Graffiti Buyer, Inc.	03/02/22	08/10/27	Distribution	9.27%	SOFR +560	3,928	3,909	3,810
HEC Purchaser Corp.	09/16/24	06/17/29	Healthcare, Education and Childcare	8.74%	SOFR +500	11,582	11,534	11,582
HW Holdco, LLC	03/02/22	05/10/27	Media	9.48%	SOFR +585	22,863	22,810	22,863
Hancock Roofing And Construction, LLC	03/02/22	12/31/26	Insurance	9.33%	SOFR +560	6,029	6,029	6,029
Harris & Co, LLC	12/20/24	08/09/30	Financial Services	8.90%	SOFR +525	24,481	24,314	24,481
Harvest Group Topco Buyer, LLC	06/15/26	03/02/32	Media	8.39%	SOFR +475	14,963	14,899	14,888
Hills Distribution, Inc.	02/13/24	11/08/29	Distribution	9.23%	SOFR +550	14,402	14,287	14,402
IG Investments Holdings, LLC	03/02/22	09/22/28	Business Services	8.66%	SOFR +500	4,317	4,284	4,274
Imagine Acquisitionco, Inc.	07/24/23	11/15/27	Business Services	8.74%	SOFR +510	5,410	5,377	5,356
Impact Advisors, LLC	12/10/25	03/19/32	Health Care Technology	8.23%	SOFR +450	7,900	7,900	7,900
Infinity Home Services Holdco, Inc.	02/07/23	12/28/28	Personal, Food and Miscellaneous Services	9.73%	SOFR +600	13,643	13,541	13,643
Infolinks Media Buyco, LLC	07/24/23	11/02/26	Media	9.48%	SOFR +575	13,036	13,024	12,482
Inovex Information Systems Incorporated	03/04/25	12/17/30	Business Services	8.98%	SOFR +525	5,910	5,877	5,821
Kinetic Purchaser, LLC(4)	07/24/23	11/10/27	Consumer Products			14,176	13,615	4,146

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index(1)	Par	Cost	Fair Value(2)
LAV Gear Holdings, Inc. – Takeback TL	07/31/25	07/31/29	Leisure, Amusement, Motion Pictures, Entertainment	9.58%	SOFR +594	2,339	2,339	1,964
LAV Gear Holdings, Inc. – Priority TL	07/31/25	07/31/29	Leisure, Amusement, Motion Pictures, Entertainment	9.58%	SOFR +594	742	734	742
Lash OpCo, LLC	03/02/22	09/17/27	Consumer Products	10.76%	SOFR +710	21,927	21,907	21,598
LJ Avalon Holdings, LLC	07/24/23	02/01/30	Environmental Services	8.43%	SOFR +475	15,343	15,239	15,266
MAG DS Corp.	03/02/22	04/01/27	Aerospace and Defense	9.33%	SOFR +560	8,107	7,986	8,067
MBS Holdings, Inc.	03/02/22	04/16/27	Telecommunications	8.74%	SOFR +510	8,180	8,157	8,180
MDI Buyer, Inc.	12/20/24	07/25/28	Chemicals, Plastics and Rubber	8.42%	SOFR +475	19,575	19,457	19,575
Marketplace Events Acquisition, LLC	03/04/25	12/20/30	Media	8.99%	SOFR +525	19,471	19,330	19,471
Marwood Group Buyer, LLC		04/01/32	Healthcare and Pharmaceuticals	8.23%	SOFR +450	2,576	2,565	2,563
Meadowlark Acquirer, LLC	04/01/22	12/10/27	Business Services	9.38%	SOFR +565	2,870	2,851	2,856
Medina Health, LLC	01/18/24	10/20/28	Healthcare, Education and Childcare	9.98%	SOFR +625	19,913	19,827	19,913
Megawatt Acquisitionco, Inc.	07/17/24	03/01/30	Business Services	8.98%	SOFR +525	7,641	7,566	7,641
MOREgroup Holdings, Inc.	08/29/24	01/16/30	Business Services	8.95%	SOFR +525	19,550	19,360	19,550
Municipal Emergency Services, Inc.	03/02/22	10/01/27	Distribution	8.73%	SOFR +500	9,501	9,460	9,501
NBH Group, LLC	03/02/22	08/19/26	Healthcare, Education and Childcare	9.50%	SOFR +585	6,652	6,649	6,319
NORA Acquisition, LLC	11/21/23	08/31/29	Healthcare, Education and Childcare	10.08%	SOFR +635	19,936	19,747	19,538
North American Rail Solutions	12/25/25	08/29/31	Road and Rail	8.48%	SOFR +475	9,950	9,913	9,801
OSP Embedded Purchaser, LLC	01/17/25	12/17/29	Aerospace and Defense	9.48%	SOFR +575	18,783	18,673	18,783
Omnia Exterior Solutions, LLC	07/25/24	12/31/29	Diversified Conglomerate Service	8.98%	SOFR +525	17,837	17,656	17,569
One Stop Mailing, LLC(6)	06/07/23	05/07/27	Transportation	10.01%	SOFR + 636	7,568	7,528	7,568
PCS Midco, Inc.	08/29/24	03/01/30	Financial Services	9.48%	SOFR +575	5,155	5,104	5,155
PN Buyer, Inc.	10/09/25	07/31/31	Financial Services	8.14%	SOFR +450	3,538	3,522	3,502
Pacific Purchaser, LLC	03/21/24	10/02/28	Business Services	10.10%	SOFR +625	12,675	12,546	12,675
PAR Excellence Holdings, Inc.	11/26/24	09/03/30	Healthcare, Education and Childcare	8.66%	SOFR +500	9,850	9,781	9,653
PD Tri-State Holdco, LLC	12/25/25	10/14/30	Diversified Conglomerate Service	8.98%	SOFR +525	2,955	2,935	2,997
Paving Lessor Corp. First Lien -Term Loan	10/24/25	07/01/31	Commercial Services and Supplies	8.98%	SOFR +525	6,914	6,868	6,914
Project Granite Buyer, Inc.	07/21/25	12/31/30	Business Services	9.48%	SOFR +575	5,910	5,865	5,984
Puget Collision, LLC	12/24/25	10/03/30	Auto Sector	8.48%	SOFR +475	9,950	9,902	9,801
RRA Corporate, LLC	12/23/24	08/15/29	Business Services	8.98%	SOFR +525	3,930	3,905	3,773
RTIC Subsidiary Holdings, LLC	07/23/24	05/03/29	Consumer Products	9.48%	SOFR +575	24,512	24,243	24,390
Radius Aerospace, Inc.	11/06/19	03/29/27	Aerospace and Defense	9.63%	SOFR +575	11,615	11,578	11,557
Rancho Health MSO, Inc.	03/02/22	06/20/29	Healthcare, Education and Childcare	8.69%	SOFR +500	22,487	22,435	22,487
Real Life Intermediate Holdings, LLC		01/16/31		8.73%	SOFR +500	867	860	861
Riverpoint Medical, LLC	03/02/22	06/21/27	Healthcare, Education and Childcare	8.23%	SOFR +450	3,513	3,498	3,513
Ro Health, LLC	04/03/25	01/17/31	Health Care Providers and Services	8.23%	SOFR +450	9,233	9,183	9,233

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index(1)	Par	Cost	Fair Value(2)
Rosco Parent, LLC	12/24/25	09/12/31	Auto Sector	8.48%	SOFR +475	10,090	10,059	10,090
Rural Sourcing Holdings, Inc.	07/24/23	06/15/29	Professional Services	10.10%	SOFR +625	5,611	5,555	3,956
SCP Clinical Research Intermediate Holdings, LLC	04/03/26	01/02/32	Health Care Providers and Services	8.39%	SOFR +475	4,474	4,456	4,452
STG Distribution, LLC – First Out New Money Term Loans(4),(6)	10/03/24	10/03/29	Transportation			2,080	1,907	1,872
STG Distribution, LLC – Second Out Term Loans(4),(6)	10/03/24	10/03/29	Transportation			4,697	2,593	—
STG Distribution, LLC – Final Initial New Money TL(6)		07/14/26	Transportation	8.00%		1,368	1,355	1,368
SV-Aero Holdings, LLC	10/31/24	11/01/30	Aerospace and Defense	8.41%	SOFR +475	12,876	12,829	12,876
Sabel Systems Technology Solutions, LLC	01/07/25	10/31/30	Business Services	9.64%	SOFR +600	22,071	21,984	22,071
Sath Industries, LLC	12/10/25	12/17/29	Building Products	9.48%	SOFR +575	11,057	11,057	11,057
Seacoast Service Partners NA, LLC	07/21/25	12/20/29	Diversified Conglomerate Service	8.98%	SOFR +525	4,925	4,895	4,777
Seaway Buyer, LLC	09/14/22	06/13/29	Chemicals, Plastics and Rubber	10.85%	SOFR +715	14,831	14,702	14,831
Sigma Defense Systems, LLC	12/01/23	12/20/27	Telecommunications	10.13%	SOFR +640	26,589	26,469	26,323
SpendMend Holdings, LLC	07/24/23	03/01/28	Business Services	8.88%	SOFR +515	10,904	10,797	10,904
Systems Planning And Analysis, Inc.	03/02/22	08/16/27	Aerospace and Defense	8.48%	SOFR +475	16,796	16,735	16,754
TCG 3.0 Jogger Acquisitionco, Inc.	02/27/24	01/23/29	Media	10.23%	SOFR +650	9,775	9,683	9,311
TMII Enterprises, LLC	07/24/23	12/22/28	Personal, Food and Miscellaneous Services	8.14%	SOFR +450	14,885	14,789	14,885
TPC US Parent, LLC(6)	03/02/22	04/20/26	Food	9.58%	SOFR +590	2,102	2,102	2,102
The Vertex Companies, LLC	03/02/22	08/31/28	Business Services	8.74%	SOFR +510	14,369	14,317	14,225
Transgo, LLC	06/07/24	12/29/28	Auto Sector	8.89%	SOFR +525	23,558	23,401	23,377
Tyto Athene, LLC	03/02/22	04/03/28	Aerospace and Defense	8.58%	SOFR +490	11,334	11,284	11,023
Watchtower Buyer, LLC	09/19/24	12/03/29	Consumer Products	9.73%	SOFR +600	22,938	22,772	22,707
Wash & Wax Systems, LLC	04/30/25	04/30/28	Business Services	9.16%	SOFR +550	6,839	6,920	6,975
Watterson Renewalco Holdings, LLC	06/30/26	07/02/29	Consumer Products	6.00%		6,404	6,404	6,404
Watterson Renewalco Holdings, LLC – Unfunded Priority Revolving Credit(7)	06/30/26	07/02/29	Consumer Products			582	—	—

Total First Lien Secured Debt							1,287,692	1,265,504

Subordinated Debt – 5.23% of Net Assets
Wash & Wax Systems, LLC – Subordinate Debt	04/30/25	07/30/28	Business Services	12.00%		4,837	4,837	4,837

Total Subordinated Debt						4,837	4,837	4,837

Equity Securities – 8.67% of Net Assets
48Forty Intermediate Holdings, Inc. – Preferred Equity(6)	11/05/24	—	Containers, Packaging and Glass	—	—	807	4,801	3,584
Watterson Renewalco Holdings, LLC – Preferred Units(6)		—		—	—	4,075	2,170	2,170

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index(1)	Par	Cost	Fair Value(2)
New Insight Holdings, Inc. – Common Equity	07/15/24	—	Business Services	—	—	134,330	2,351	1,448
48Forty Intermediate Holdings, Inc. – Common Equity (6)	11/05/24	—	Containers, Packaging and Glass	—	—	807	—	—
Wash & Wax Group, LP – Common Equity	04/30/25	—	Business Services	—	—	2,803	5,002	824
White Tiger Newco, LLC – Common Equity	07/31/25	—	Leisure, Amusement, Motion Pictures, Entertainment	—	—	10,805	824	—
Watterson Renewalco Holdings, LLC – Common Equity(6)		—		—	—	4,075	—	—

Total Equity Securities							15,148	8,026

Total Investments – 1,381.5% of Net Assets(3),(5)							1,307,677	1,278,367

Cash Equivalents – 22.0% of Net Assets
JP Morgan U.S. Government Money – Class: Agency Shares – Market Fund				3.50%			14,665	14,665
Goldman Sachs Financial Square Government Fund – Class: Institutional Shares – Money Market Fund				3.59%			5,445	5,445
BlackRock Federal Fund – Class: Institutional Shares – Money Market Fund				3.52%			259	259

Total Cash Equivalents							20,369	20,369

Cash – 34.5% of Net Assets
Cash							31,874	31,874

Total Cash							31,874	31,874

Total Investments, Cash Equivalents and Cash – 1,438.0% of Net Assets							$1,359,920	$1,330,610

Liabilities in Excess of Other Assets – (1,338.0)% of Net Assets								(1,238,077)

Members’ Equity-100.0%								$92,533

(1)

Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable Secured Overnight Financing Rate (“S” or “SOFR”). The spread may change based on the type of rate used. The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting period. SOFR loans are typically indexed to a 30-day, 60-day, 90-day or 180-day SOFR rate (1MS, 2MS, 3MS, or 6MS, respectively), at the borrower’s option. All securities are subject to the SOFR floor where a spread is provided, unless noted. The spread provided includes PIK interest and other fee rates, if any.

(2)	Valued based on PSLF’s accounting policy.
(3)	As of June 30, 2026, all investments are in US Companies. Total cost, fair value, and percentage of Net Assets for U.S Companies were $1,307.7 million, $1,278.4 million and 1,381.5%.
(4)	Non-accrual security
(5)	All investments are not registered under the 1933 Act and have restrictions on resale.
(6)

The securities, or a portion thereof, are not 1) pledge as collateral under the Credit Facility and held through Funding I; or, 2) securing the 2034 Asset-Backed Debt and held through PennantPark CLO IV, LLC, or 3) securing the 2035 Asset-Backed Debt and held through CLO VII or 4) securing the 2037 Asset-Backed Debt and held through CLO X.

(7)

Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.

Below is a listing of PSLF’s individual investments as of September 30, 2025 (par and $ in thousands):

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index(1)	Par	Cost	Fair Value(2)
First Lien Secured Debt – 1,035.8% of Net Assets
ACP Avenu Buyer, LLC	04/23/24	10/02/29	Business Services	9.04%	SOFR+475	7,590	$7,474	$7,514
Acp Falcon Buyer, Inc.	10/06/23	08/01/29	Business Services	9.79%	SOFR+550	15,196	14,963	15,348
AFC-Dell Holding Corp.	02/23/24	04/09/27	Distribution	9.83%	SOFR+550	16,181	16,072	16,100
Ad.Net Acquisition, LLC	03/02/22	05/07/26	Media	10.26%	SOFR+626	4,788	4,788	4,788
Aechelon Technology, Inc.	12/23/24	08/16/29	Aerospace and Defense	9.91%	SOFR+575	4,800	4,718	4,800
Alpine Acquisition Corp II(4),(7)	10/12/22	11/30/26	Containers, Packaging and Glass			15,185	15,056	7,896
Amsive Holdings Corporation	03/02/22	12/10/26	Media	10.35%	SOFR+635	13,805	13,745	13,667
Anteriad, LLC (f/k/a MeritDirect, LLC)	03/02/22	06/30/26	Media	9.90%	SOFR+590	13,837	13,803	13,837
Arcfield Acquisition Corp.	07/26/22	10/28/31	Aerospace and Defense	9.31%	SOFR+500	14,888	14,867	14,813
Archer Lewis, LLC	12/20/24	08/28/29	Healthcare, Education and Childcare	9.75%	SOFR+575	15,581	15,426	15,581
Argano, LLC	12/16/24	09/13/29	Business Services	9.89%	SOFR+575	14,850	14,730	14,628
BLC Holding Company, INC.	02/24/25	11/20/30	Environmental Services	8.50%	SOFR+450	12,013	11,942	12,013
Beacon Behavioral Support Services, LLC	09/16/24	06/21/29	Healthcare, Education and Childcare	9.50%	SOFR+550	24,607	24,305	24,607
Best Practice Associates, LLC	01/21/25	11/08/29	Aerospace and Defense	10.91%	SOFR+675	19,850	19,606	19,701
Beta Plus Technologies, Inc.	08/11/22	07/02/29	Business Services	9.75%	SOFR+575	14,550	14,375	14,405
Big Top Holdings, LLC	06/26/24	02/28/30	Manufacturing / Basic Industries	9.25%	SOFR+525	6,626	6,531	6,626
Bioderm, Inc.	06/26/24	01/31/28	Healthcare, Education and Childcare	10.77%	SOFR+650	8,798	8,726	8,688
Blackhawk Industrial Distribution, Inc.	07/24/23	09/17/26	Distribution	9.40%	SOFR+540	25,244	25,052	24,802
Boss Industries, LLC	07/21/25	12/27/30	Conglomerate Manufacturing	9.00%	SOFR+500	5,955	5,916	5,955
Burgess Point Purchaser Corporation	10/03/22	07/25/29	Auto Sector	9.51%	SOFR+535	6,186	5,926	5,348
C5MI Acquisition, LLC	10/09/24	07/31/29	Business Services	10.00%	SOFR+600	7,425	7,334	7,425
CF512, Inc.	12/29/21	08/20/26	Media	10.36%	SOFR+619	9,042	8,983	8,952
Carisk Buyer, Inc.	02/09/24	12/01/29	Healthcare, Education and Childcare	9.00%	SOFR+500	11,370	11,276	11,370
Carnegie Dartlet, LLC	06/26/24	02/07/30	Education	9.66%	SOFR+550	22,655	22,360	22,428
Cartessa Aesthetics, LLC	09/09/22	06/14/28	Distribution	10.00%	SOFR+600	21,880	21,708	21,880
Case Works, LLC	11/26/24	10/01/29	Business Services	9.25%	SOFR+525	10,436	10,366	9,966
Commercial Fire Protection Holdings, LLC	12/16/24	09/23/30	Business Services	8.50%	SOFR+450	20,831	20,730	20,831
Compex Legal Services, Inc.	12/23/24	02/09/26	Business Services	9.55%	SOFR+555	931	931	931

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index(1)	Par	Cost	Fair Value(2)
Confluent Health, LLC	12/23/24	11/30/28	Healthcare, Education and Childcare	11.66%	SOFR+750	1,950	1,950	1,940
CJX Borrower, LLC	08/12/22	07/13/27	Media	10.08%	SOFR+576	8,624	8,614	8,624
Crane 1 Services, Inc.	07/24/23	08/16/27	Personal, Food and Miscellaneous Services	10.03%	SOFR+586	5,271	5,243	5,232
DRI Holding Inc.	08/04/22	12/21/28	Media	9.51%	SOFR+535	5,770	5,442	5,655
DRS Holdings III, Inc.	03/02/22	11/03/25	Consumer Products	9.41%	SOFR+525	4,478	4,478	4,523
Duggal Acquisition, LLC	12/23/24	09/30/30	Marketing Services	8.75%	SOFR+475	4,950	4,910	4,950
Dynata, LLC – First Out Term Loan	07/15/24	07/17/28	Business Services	9.46%	SOFR+526	1,572	1,486	1,565
Dynata, LLC – Last Out Term Loan	07/15/24	10/16/28	Business Services	9.96%	SOFR+576	9,670	9,670	7,873
EDS Buyer, LLC	07/24/23	01/10/29	Aerospace and Defense	8.75%	SOFR+475	23,169	22,915	23,227
ETE Intermediate II, LLC	07/24/23	05/29/29	Personal, Food and Miscellaneous Services	9.16%	SOFR+500	12,124	11,963	12,124
Emergency Care Partners, LLC	12/23/24	10/18/27	Healthcare, Education and Childcare	9.00%	SOFR+500	6,930	6,895	6,930
EvAL Home Care Solutions Intermediate, LLC	07/23/24	05/10/30	Healthcare, Education and Childcare	9.91%	SOFR+575	7,040	6,955	7,040
Exigo Intermediate II, LLC	07/24/23	03/15/27	Business Services	10.51%	SOFR+635	9,551	9,491	9,551
Five Star Buyer, Inc.	07/24/23	02/23/28	Hotels, Motels, Inns and Gaming	13.35%	SOFR+915	4,140	4,096	4,057
GGG Midco, LLC	12/16/24	09/27/30	Home and Office Furnishings, Housewares and Durable Consumer Products	9.00%	SOFR+500	12,485	12,377	12,485
Global Holdings InterCo, LLC	03/02/22	03/16/26	Banking, Finance, Insurance & Real Estate	9.74%	SOFR+560	6,593	6,589	6,593
Graffiti Buyer, Inc.	03/02/22	08/10/27	Distribution	9.80%	SOFR+560	3,959	3,928	3,880
HEC Purchaser Corp.	09/16/24	06/17/29	Healthcare, Education and Childcare	8.87%	SOFR+500	7,798	7,723	7,798
HV Watterson Holdings, LLC(4)	09/09/22	12/17/26	Business Services	8.00%		15,570	15,496	8,548
HW Holdco, LLC	03/02/22	05/10/26	Media	9.90%	SOFR+590	23,593	23,537	23,593
Hancock Roofing And Construction, LLC	03/02/22	12/31/26	Insurance	9.60%	SOFR+550	6,029	6,029	5,968
Harris & Co, LLC	12/20/24	08/09/30	Financial Services	9.16%	SOFR+500	19,182	18,995	19,015
Hills Distribution, Inc.	02/13/24	11/08/29	Distribution	10.32%	SOFR+600	14,148	13,992	14,148
IG Investments Holdings, LLC	03/02/22	09/22/28	Business Services	9.31%	SOFR+500	4,350	4,305	4,328
Imagine Acquisitionco, Inc.	07/24/23	11/15/27	Business Services	9.29%	SOFR+510	5,452	5,402	5,452
Infinity Home Services Holdco, Inc.	02/07/23	12/28/28	Personal, Food and Miscellaneous Services	10.16%	SOFR+600	13,749	13,622	13,749

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index(1)	Par	Cost	Fair Value(2)
Infolinks Media Buyco, LLC	07/24/23	11/01/26	Media	9.50%	SOFR+550	13,046	13,007	12,981
Inovex Information Systems Incorporated	03/04/25	12/17/30	Business Services	9.25%	SOFR+525	5,955	5,918	5,955
Inventus Power, Inc.	10/10/23	01/15/26	Consumer Products	11.78%	SOFR+761	12,968	12,934	12,968
Kinetic Purchaser, LLC	07/24/23	11/10/27	Consumer Products	10.15%	SOFR+615	13,701	13,590	11,646
LAV Gear Holdings, Inc. – Takeback TL	07/31/25	07/31/29	Leisure, Amusement, Motion Pictures, Entertainment	10.10%	SOFR+594	2,295	2,295	2,295
LAV Gear Holdings, Inc. – Priority TL	07/31/25	07/31/29	Leisure, Amusement, Motion Pictures, Entertainment	10.10%	SOFR+594	729	720	898
Lash OpCo, LLC	03/02/22	02/18/27	Consumer Products	12.16%	SOFR+785	21,525	21,466	20,987
Lightspeed Buyer, Inc.	03/02/22	02/03/27	Healthcare, Education and Childcare	8.75%	SOFR+475	20,115	20,017	20,115
LJ Avalon Holdings, LLC	07/24/23	02/01/30	Environmental Services	8.77%	SOFR+450	7,636	7,550	7,636
MAG DS Corp.	03/02/22	04/01/27	Aerospace and Defense	9.60%	SOFR+560	8,175	7,939	8,142
MDI Buyer, Inc.	12/20/24	07/25/28	Chemicals, Plastics and Rubber	8.95%	SOFR+475	19,728	19,568	19,728
Marketplace Events Acquisition, LLC	03/04/25	12/19/30	Media	9.12%	SOFR+525	19,900	19,727	19,900
MBS Holdings, Inc.	03/02/22	04/16/27	Telecommunications	9.30%	SOFR+510	8,244	8,197	8,244
Meadowlark Acquirer, LLC	04/01/22	12/10/27	Business Services	9.65%	SOFR+565	2,893	2,865	2,893
Medina Health, LLC	01/18/24	10/20/28	Healthcare, Education and Childcare	10.25%	SOFR+625	19,423	19,311	19,520
Megawatt Acquisitionco, Inc.	07/17/24	03/01/30	Business Services	9.25%	SOFR+525	7,880	7,788	7,502
MOREgroup Holdings, Inc.	08/29/24	01/16/30	Business Services	9.25%	SOFR+525	19,700	19,472	19,700
Municipal Emergency Services, Inc.	03/02/22	10/01/27	Distribution	9.15%	SOFR+515	9,575	9,512	9,575
NBH Group, LLC	03/02/22	08/19/26	Healthcare, Education and Childcare	10.12%	SOFR+585	7,180	7,159	7,180
NORA Acquisition, LLC	11/21/23	08/31/29	Healthcare, Education and Childcare	10.35%	SOFR+635	20,090	19,860	19,939
OSP Embedded Purchaser, LLC	01/17/25	12/17/29	Aerospace and Defense	9.76%	SOFR+575	18,926	18,793	18,661
Omnia Exterior Solutions, LLC	07/25/24	12/29/29	Diversified Conglomerate Service	9.26%	SOFR+525	17,982	17,766	17,622
One Stop Mailing, LLC	06/07/23	05/07/27	Transportation	10.53%	SOFR+636	8,274	8,199	8,274
PCS Midco, Inc.	08/29/24	03/01/30	Financial Services	9.75%	SOFR+575	5,753	5,688	5,753
Pink Lily Holdco, LLC(5)	04/01/22	11/09/27	Retail	4.27%		8,761	8,699	3,504
Pacific Purchaser, LLC	03/21/24	10/02/28	Business Services	10.42%	SOFR+625	12,773	12,602	12,721
PAR Excellence Holdings, Inc.	11/26/24	09/03/30	Healthcare, Education and Childcare	9.17%	SOFR+500	9,925	9,842	9,751
Project Granite Buyer, Inc.	07/21/25	12/31/30	Business Services	9.75%	SOFR+575	5,955	5,903	6,015
RRA Corporate, LLC	12/23/24	08/15/29	Business Services	9.25%	SOFR+525	3,960	3,930	3,936

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index(1)	Par	Cost	Fair Value(2)
RTIC Subsidiary Holdings, LLC	07/23/24	05/03/29	Consumer Products	9.75%	SOFR+575	24,700	24,365	24,453
Radius Aerospace, Inc.	11/06/19	03/29/27	Aerospace and Defense	10.45%	SOFR+615	11,780	11,714	11,515
Rancho Health MSO, Inc.	03/02/22	06/20/29	Healthcare, Education and Childcare	9.29%	SOFR+500	22,704	22,631	22,704
Recteq, LLC	06/26/24	01/29/26	Consumer Products	10.40%	SOFR+640	9,550	9,537	9,526
Riverpoint Medical, LLC	03/02/22	06/21/27	Healthcare, Education and Childcare	8.75%	SOFR+475	3,891	3,861	3,891
Ro Health, LLC	04/03/25	01/17/31	Healthcare Providers & Services	8.50%	SOFR+450	9,308	9,249	9,308
Rural Sourcing Holdings, Inc.	07/24/23	06/16/29	Professional Services	9.92%	SOFR+575	5,435	5,367	4,891
Sabel Systems Technology Solutions, LLC	01/07/25	10/31/30	Business Services	9.91%	SOFR+575	11,910	11,813	11,910
Sales Benchmark Index, LLC	03/02/22	07/07/26	Business Services	10.20%	SOFR+620	6,617	6,597	6,617
Seacoast Service Partners NA, LLC	07/21/25	12/20/29	Diversified Conglomerate Service	9.00%	SOFR+500	4,963	4,926	4,759
Seaway Buyer, LLC	09/14/22	06/13/29	Chemicals, Plastics and Rubber	10.15%	SOFR+615	14,550	14,394	13,568
Sigma Defense Systems, LLC	12/01/23	12/20/27	Telecommunications	10.31%	SOFR+615	23,904	23,741	23,904
SpendMend Holdings, LLC	07/24/23	03/01/28	Business Services	9.15%	SOFR+515	9,412	9,261	9,412
STG Distribution, LLC – First Out New Money Term Loans	10/03/24	10/03/29	Transportation	12.57%	SOFR+835	1,986	1,895	1,768
STG Distribution, LLC – Second Out Term Loans(5)	10/03/24	10/03/29	Transportation	5.32%		4,566	2,594	365
SV-Aero Holdings, LLC	10/31/24	11/01/30	Aerospace and Defense	9.00%	SOFR+500	14,719	14,656	14,719
Systems Planning And Analysis, Inc.	03/02/22	08/16/27	Aerospace and Defense	8.92%	SOFR+475	16,919	16,816	16,784
TCG 3.0 Jogger Acquisitionco, Inc.	02/27/24	01/23/29	Media	10.52%	SOFR+650	9,850	9,732	9,801
TMII Enterprises, LLC	07/24/23	12/22/28	Personal, Food and Miscellaneous Services	8.66%	SOFR+450	19,878	19,692	19,878
TPC US Parent, LLC	03/02/22	11/24/25	Food	10.19%	SOFR+590	11,275	11,269	11,185
Team Services Group, LLC	07/24/23	12/20/27	Healthcare, Education and Childcare	9.56%	SOFR+525	9,588	9,434	9,548
The Bluebird Group, LLC	03/02/22	07/28/26	Business Services	9.90%	SOFR+590	16,348	16,306	16,348
The Vertex Companies, LLC	03/02/22	08/31/28	Business Services	8.93%	SOFR+475	14,480	14,393	14,408
Transgo, LLC	06/07/24	12/29/28	Auto Sector	9.91%	SOFR+575	16,363	16,215	16,486
Tyto Athene, LLC	03/02/22	04/01/28	Aerospace and Defense	9.19%	SOFR+490	11,342	11,271	11,058
Urology Management Holdings, Inc.	07/24/23	06/15/27	Healthcare, Education and Childcare	9.66%	SOFR+550	12,380	12,333	12,380

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par	Cost	Fair Value (2)
US Fertility Enterprises, LLC	09/03/25	10/11/31	Healthcare, Education and Childcare	8.67%	SOFR+450	4,975	4,931	4,975
Watchtower Buyer, LLC	09/19/24	12/01/29	Consumer Products	10.00%	SOFR+600	23,114	22,912	22,885
Wash & Wax Systems, LLC	04/30/25	04/30/28	Business Services	9.81%	SOFR+550	6,577	6,686	6,708

Total First Lien Secured Debt							1,276,720	1,253,543

Subordinated Debt – 3.7% of Net Assets
Wash & Wax Systems, LLC – Subordinate Debt	04/30/25	07/30/28	Business Services	12.00%		4,422	4,422	4,422

Total Subordinated Debt						4,422	4,422	4,422

Equity Securities – 6.6% of Net Assets
New Insight Holdings, Inc. – Common Equity	07/15/24	—	Business Services	—	—	134,330	2,351	2,014
48Forty Intermediate Holdings, Inc. – Common Equity	11/05/24	—	Containers, Packaging and Glass	—	—	1,988	—	—
Wash & Wax Group, LP – Common Equity	04/30/25	—	Business Services	—	—	2,803	5,002	5,165
White Tiger Newco, LLC – Common Equity	07/31/25	—	Business Services	—	—	10,805	824	757

Total Equity Securities							8,177	7,936

Total Investments – 1,046.0% of Net Assets(3),(6)							1,289,319	1,265,901

Cash Equivalents – 13.9% of Net Assets
JPMorgan U.S. Government (Money Market Fund)				4.09%			7,972	7,972
Goldman Sachs Financial Square Government Fund (Money Market Fund)				4.18%			6,946	6,946
BlackRock Federal FD Institutional 81 (Money Market Fund)				4.19%			1,920	1,920

Total Cash Equivalents							16,838	16,838

Cash – 19.9% of Net Assets
Cash							24,147	24,147

Total Cash							24,147	24,147

Total Investments, Cash Equivalents and Cash – 1,079.8% of Net Assets							$1,330,304	$1,306,886

Liabilities in Excess of Other Assets – (979.8)% of Net Assets								(1,185,860)

Members’ Equity - 100.0%								$121,026

(1)

Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable Secured Overnight Financing Rate (“S” or “SOFR”). The spread may change based on the type of rate used. The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting period. SOFR loans are typically indexed to a 30-day, 60-day, 90-day or 180-day SOFR rate (1MS, 2MS, 3MS, or 6MS, respectively), at the borrower’s option. All securities are subject to the SOFR floor where a spread is provided, unless noted. The spread provided includes PIK interest and other fee rates, if any.

(2)	Valued based on PSLF’s accounting policy.

(3)	As of September 30, 2025, all investments are in US Companies. Total cost, fair value, and percentage of Net Assets for U.S Companies were $1,289.3 million, $1,265.9 million and 1,046.0%.
(4)	Non-accrual security
(5)	Partial non-accrual PIK security
(6)	All investments are not registered under the 1933 Act and have restrictions on resale.
(7)

The securities, or a portion thereof, are not 1) pledge as collateral under the Credit Facility and held through Funding I; or, 2) securing the 2034 Asset-Backed Debt and held through PennantPark CLO IV, LLC, or 3) securing the 2035 Asset-Backed Debt and held through CLO VII, or 4) securing the 2037 Asset-Backed Debt and held through CLO X.

Below are the consolidated statements of assets and liabilities for PSLF, ($ in thousands):

	June 30, 2026 (Unaudited)	September 30, 2025
Assets
Investments at fair value (amortized cost-$1,307,677 and $1,289,319, respectively)	$1,278,367	$1,265,901
Cash equivalents (cost-$20,369 and $16,838, respectively)	20,369	16,838
Cash (cost-$31,874 and $24,147 respectively)	31,874	24,147
Interest receivable	4,243	5,271
Prepaid expenses and other assets	1,458	2,148
Due from affiliate	63	87
Receivable for investments sold	—	1,055

Total assets	1,336,374	1,315,447

Liabilities
2037 Asset-backed debt, net (par-$328,000, unamortized deferred financing cost of $1,616 and $1,887, respectively)	326,384	326,113
2034 Asset-backed debt, net (par-$246,000, unamortized deferred financing cost of $649 and $940, respectively)	245,351	245,060
2035 Asset-backed debt, net (par-$246,000, unamortized deferred financing cost of $1,152 and $1,434, respectively)	244,848	244,566
Credit facility payable	144,900	99,600
Subordinated notes payable to members	250,808	250,808
Interest payable on credit facility and asset backed debt	12,669	13,730
Distribution payable to members	7,500	8,000
Interest payable on subordinated notes to members	5,038	5,305
Payable for investments purchased	4,975	—
Accounts payable and accrued expenses	1,304	1,189
Due to affiliate	64	50

Total liabilities	1,243,841	1,194,421

Members’ equity	92,533	121,026

Total liabilities and members’ equity	$1,336,374	$1,315,447

(1)	As of June 30, 2026 and September 30, 2025, PSLF had $1.2 million and zero unfunded commitments to fund investments, respectively.

Below are the consolidated statements of operations for PSLF, ($ in thousands):

	Three Months Ended June 30,		Nine Months Ended June 30,
	2026	2025	2026	2025
Investment income:
Interest	$31,093	$36,203	$95,867	$104,583
Other income	414	313	1,130	1,142

Total investment income	31,507	36,516	96,997	105,725

Expenses:
Interest expense on credit facility and asset-backed debt	15,650	17,881	47,820	50,818
Interest expense on subordinated notes to members	7,395	7,788	22,444	22,565
Administration services expense	864	1,068	2,605	2,745
General and administrative expenses	363	173	1,148	869

Expenses before debt issuance costs	24,272	26,910	74,017	76,997
Debt issuance costs	60	—	60	—

Total expenses	24,332	26,910	74,077	76,997

Net investment income	7,175	9,606	22,920	28,728

Realized and unrealized gain (loss) on investments and debt:
Net realized gain (loss) on investments	(6,876)	(3,416)	(22,521)	(5,542)
Net change in unrealized appreciation (depreciation) on investments	3,098	(3,439)	(5,892)	(11,743)

Net realized and unrealized gain (loss) on investments	(3,778)	(6,855)	(28,413)	(17,285)

Net increase (decrease) in members’ equity resulting from operations	$3,397	$2,751	$(5,493)	$11,443

(1)	No management or incentive fees are payable by PSLF. PSLF pays the Administrator an annual fee of 0.25% of average gross assets under management payable on a quarterly basis.

Distributions

In order to be treated as a RIC for federal income tax purposes and to not be subject to corporate-level tax on undistributed income or gains, we are required, under Subchapter M of the Code, to annually distribute dividends for U.S. federal income tax purposes to our stockholders out of the assets legally available for distribution of an amount generally at least equal to 90% of our investment company taxable income, determined without regard to any deduction for dividends paid.

Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we must distribute dividends for U.S. federal income tax purposes to our stockholders in respect of each calendar year of an amount at least equal to the Excise Tax Avoidance Requirement. In addition, although we may distribute realized net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually, out of the assets legally available for such distributions in the manner described above, we have retained and may continue to retain such net capital gains or investment company taxable income, contingent on our ability to be subject to tax as a RIC, in order to provide us with additional liquidity.

During the three months ended June 30, 2026, we declared base distributions of $0.12 per share, and supplemental distributions of $0.12 per share, for total distributions of $15.7 million. During the nine months ended June 30, 2026, we declared base distributions of $0.56 per share, and supplemental distributions of $0.16 per share, for total distributions of $47.0 million. During the three and nine months ended June 30, 2025, we declared base distributions of $0.24 and $0.72 per share, for total distribution of $15.7 million and $47.0 million. We monitor available net investment income to determine if a return of capital for tax purposes may occur for the fiscal year. To the extent our taxable earnings fall below the total amount of our distributions for any given fiscal year, stockholders will be notified of the portion of those distributions deemed to be a tax return of capital. Tax characteristics of all distributions will be reported to stockholders subject to information reporting on Form 1099-DIV after the end of each calendar year and in our periodic reports filed with the SEC.

We intend to continue to make monthly distributions to our stockholders. Our monthly distributions, if any, are determined by our board of directors.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage ratio for borrowings applicable to us as a BDC under the 1940 Act and/or due to provisions in future credit facilities. If we do not distribute at least a certain percentage of our income annually, we could suffer adverse tax consequences, including possible loss of our ability to be subject to tax as a RIC. We cannot assure stockholders that they will receive any distributions at a particular level.

Recent Accounting Pronouncements

In November 2023, FASB issued Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280), Improvements to Reportable Segment Disclosures to improve reportable segment disclosure requirements through enhanced disclosures about significant segment expenses. ASU 2023-07 expands public entities’ segment disclosure by requiring disclosure of significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”) and included within each reported measure of segment’s profit or loss, an amount and description of its composition for other segment items and interim disclosure of a reportable segment’s profit or loss and assets. All disclosure requirements of ASU 2023-07 are required for entities with a single reportable segment. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods for fiscal years beginning December 15, 2024, and should be applied on a retrospective basis to all periods presented, noting early adoption is permitted. The Company has adopted ASU 2023-07 effective September 30, 2025 and concluded that the application of this guidance did not have a material impact on its consolidated financial statements.

In December 2023, the FASB issued ASU 2023 – 09 “Improvements to Income Tax Disclosures” (“ASU 2023 - 09”). ASU 2023 – 09 intends to improve the transparency of income tax disclosures. ASU 2023 – 09 is effective for fiscal years beginning after December 15, 2024 and is to be adopted on a prospective basis with the option to apply retrospectively. We are currently assessing the impact of this guidance, however, we do not expect a material impact to our consolidated financial statements.

DISTRIBUTIONS

We intend to continue making distributions to our stockholders. The timing and amount of our distributions, if any, is determined by our board of directors. Any distributions to our stockholders are declared out of assets legally available for distribution. We monitor available net taxable investment income to determine if a tax return of capital may occur for the fiscal year. To the extent our taxable earnings fall below the total amount of our distributions for any given fiscal year, a portion of those distributions may be deemed to be a tax return of capital to our common stockholders.

In January 2026, a Form 1099-DIV will be sent to stockholders subject to information reporting that will state the amount and composition of distributions and provide information with respect to appropriate tax treatment of our distributions.

The tax characteristics of distributions declared, in accordance with Section 19(a) of the 1940 Act, during the years ended September 30, 2025 and 2024 from ordinary income (including short-term gains), if any, totaled $62.7 million and $57.4 million, or $0.96 and $0.88 per share, respectively, based on the weighted average shares outstanding for the respective years. Additionally, for both years ended September 30, 2025 and 2024, we did not pay any distribution from long-term capital gains.

During the nine months ended June 30, 2026, we declared base distributions of $0.56 per share and supplemental distributions of $0.16 per share, for total distributions of $47.0 million. During the nine months ended June 30, 2025, we declared base distributions of $0.72 per share, for total distributions of $47.0 million.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend or other distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage ratio for borrowings when applicable to us as a BDC under the 1940 Act and due to provisions in future credit facilities. If we do not distribute a certain minimum percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our ability to be subject to tax as a RIC. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

PORTFOLIO COMPANIES

The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which we had an investment as of June 30, 2026. Percentages shown for class of investment securities held by us represent percentage of voting ownership and not economic ownership. Percentages shown for equity securities, other than warrants or options held, if any, represent the actual percentage of the class of security held before dilution. For additional information see our “Consolidated Schedule of Investments” in our Consolidated Financial Statements included in our most recent Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2026.

The portfolio companies are presented in three categories: “Companies less than 5% owned” which represent portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and where we have no other affiliations with such portfolio company; “Companies 5% to 24% owned” which represent portfolio companies where we directly or indirectly own 5% or more but less than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed to be an affiliated person under the 1940 Act; and “Companies 25% or more owned” which represent portfolio companies where we directly or indirectly own 25% or more of the outstanding voting securities of such portfolio company and, therefore, are generally presumed to be controlled by us under the 1940 Act. We make available significant managerial assistance to our portfolio companies. Substantially all of our investments are pledged as collateral under the Truist Credit Facility. Unless otherwise noted, we held no voting board membership on any of our portfolio companies.

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)
Companies Less than 5% Owned

ACP Avenu Buyer, LLC 5860 Trinity Parkway Centreville, Virginia 20120	Business Services	First Lien Secured Debt(4), 3M SOFR+500, 04/21/2027	—	$442

ACP Falcon Buyer, Inc. 2141 Rosecrans Avenue El Segundo, CA 90245	Business Services	First Lien Secured Debt(4), —, 08/01/2029	—	$0

Ad.net Acquisition, LLC (Ad.net Holdings, Inc.) 1100 Glendon Avenue, Suite 1200 Los Angeles, CA 90024	Media	First Lien Secured Debt(4), 3M SOFR+626, 05/08/2028 Preferred Equity Common Equity	0.3%	$457

Adweek Purchaser, LLC 261 Madison Avenue, 8th Floor New York, New York 10016	Printing and Publishing	First Lien Secured Debt(4), 3M SOFR+700, 05/31/2027	—	$2,105

Aechelon Technology, Inc. (Aechelon InvestCo, LP) 611 Gateway Boulevard, Suite 300 South San Francisco, California 94080	Aerospace and Defense	Common Equity	—	$1,979

AFC-Dell Holding Corp. (AFC Acquisitions, Inc.(5)) 3795 Port Union Road Fairfield, OH 45014	Distribution	First Lien Secured Debt(4), 3M SOFR+500, 04/09/2027 Preferred Equity	—	$1,091

AG Investco LP (AG Investco(5)) 251 Little Falls Drive Herndon, VA 19808	Business Services	Common Equity	—	$(166)

Anteriad, LLC (Anteriad Holdings, LP(5)) 2 International Drive Rye Brook, New York 10573	Media	First Lien Secured Debt(4), 3M SOFR+475, 12/31/2027 Preferred Equity Common Equity	—	$1,412

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)

Aphix Buyer, Inc. (Gauge Aphix Blocker, LLC) 390 Paynes Depot Road Lexington, KY 40511	Business Services	First Lien Secured Debt(4), 3M SOFR+475, 07/17/2031 Common Equity	0.6%	$4,412

APT OPCO, LLC (APT Holdings, LP(5)) 802 Cromwell Park Drive No. T Glen Burnie, Maryland 21061	Healthcare, Education and Childcare	First Lien Secured Debt(4), —, 09/30/2027 Common Equity	—	$775

Arcfield Acquisition Corp. 14295 Park Meadow Drive Chantilly, VA 20151	Aerospace and Defense	First Lien Secured Debt(4), —, 10/28/2031	—	$0

Archer Lewis, LLC (StoicLane, Inc.) 801 Brickell Avenue, Ste 2020 Miami, Florida 331331	Business Services	First Lien Secured Debt(4), 3M SOFR+575, 08/28/2029 Convertible Notes, 12.00%, 08/16/2027	—	$3,829

Argano, LLC 2850 N Harwood St, Suite 1700 Dallas, Texas 75201	Business Services	First Lien Secured Debt(4), 3M SOFR+550, 09/13/2029	—	$7,319

Athletico Holdings, LLC (Athletico Holdings, LLC(5)) 2122 York Road, Ste. 300 Oak Brook, IL 60523	Healthcare, Education and Childcare	Common Equity	0.8%	$0

Azureon, LLC (Azureon, LLC (5)) 33206 Buckshot Lane Magnolia, TX 77354	Diversified Conglomerate Service	First Lien Secured Debt(4), 3M SOFR+575, 06/26/2029 Common Equity	1.0%	$6,855

Beacon Behavioral Support Services, LLC 10425 Plaza Americana Dr. Baton Rouge, Louisiana 70816	Healthcare, Education and Childcare	First Lien Secured Debt(4), 3M SOFR+550, 06/21/2027 Subordinate Debt, 15.00%, 06/21/2030	—	$7,264

Berlin Packaging, LLC (OHCP V BC COI, LP) 525 West Monroe Street Chicago, IL 60661	Distribution	Common Equity(4)	—	$422

Berwick Industrial Park 499 W. 3rd Street Berwick, Pennsylvania 18603	Buildings and Real Estate	First Lien Secured Debt(4), 13.00%, 11/02/2026	—	$3,992

Best Practice Associates, LLC (FedHC InvestCo LP(5)) 3100 Clarendon Boulevard Arlington, VA 22201	Aerospace and Defense	First Lien Secured Debt(4), —, 11/08/2029 Common Equity	2.0%	$3,642

Beta Plus Technologies, Inc. 7 World Trade Center, 47th Floor New York, NY 10007	Business Services	First Lien Secured Debt, 3M SOFR+575, 07/02/2029	—	$10,443

Big Top Holdings, LLC (ACP Big Top Holdings, LP) 3255 US Highway 19 N Perry, Florida 32347-0894	Manufacturing / Basic Industry	Common Equity	—	$1,675

BioDerm, Inc. (BioDerm Holdings, LP) 12320 73rd Court N. Largo, FL 33773	Healthcare, Education and Childcare	First Lien Secured Debt, 3M SOFR+650, 01/31/2028 Preferred Equity Common Equity	—	$2,249

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)

Blackhawk Industrial Distribution, Inc. (Cowboy Parent LLC) 1501 SW Expressway Drive Broken Arrow, OK 74012	Distribution	First Lien Secured Debt(4), 3M SOFR+540, 09/17/2026 Common Equity	1.3%	$7,221

BLC Holding Company, Inc. 1200 Perry Road Apex, North Carolina 27502	Business Services	First Lien Secured Debt(4), 3M SOFR+450, 11/20/2030	—	$2,669

Blue Cloud Pediatric Surgery Centers, LLC 9709 Lakeside Boulevard, Ste 350 The Woodlands, Texas 77381	Healthcare Providers & Services	First Lien Secured Debt(4), 3M SOFR+500, 01/21/2031	—	$1,365

Bluebird Parent, Inc. (TBG Acquisitions) 81 South Ninth Street, Suite 420 Minneapolis, MN 55402	Business Services	First Lien Secured Debt(4), 3M SOFR+525, 06/14/2032 Preferred Equity	—	$774

Boss Industries, LLC (GCP Boss Holdco, LLC) 1761 Genesis Drive La Porte, IN 46350	Conglomerate Manufacturing	First Lien Secured Debt(4), —, 12/27/2030 Common Equity	1.8%	$1,463

Burgess Point Purchaser Corporation (Burgess Point Holdings, LP) 29627 Renaissance Boulevard Daphne, Alabama 26526	Auto Sector	Second Lien Debt, 3M SOFR+910, 07/28/2030 Common Equity	—	$8,743

By Light Professional IT Services, LLC (By Light Investco, LP) 8484 Westpark Drive, Suite 600 McLean, VA 22102	Business Services	First Lien Secured Debt(4), 3M SOFR+550, 07/15/2031	—	$3,087

C5MI Acquisition, LLC (C5MI Holdco, LLC(5)) (Knexus Holdco, LLC(5)) 120 5th Sreet Jacksonville Beach, Florida 32250-5525	Business Services	First Lien Secured Debt(4), 3M SOFR+600, 07/31/2029 Preferred Equity Common Equity	—	$3,064

Capital Construction, LLC 501 West Travelers Trail Burnsville, Minnesota 55337	Consumer Services	First Lien Secured Debt, 3M SOFR+590, 10/22/2026	—	$5,404

Carisk Buyer, Inc. 10685 North Kendall Drive Miami, Florida 33176	Healthcare, Education and Childcare	First Lien Secured Debt(4), —, 12/03/2029 Common Equity	0.1%	$405

Carnegie Dartlet, LLC (Carnegie Holdco, LLC(5)) 210 Littleton Road, Suite 100 Westford, Massachusetts 01886	Education	First Lien Secured Debt(4), —, 02/07/2030 Common Equity	—	$1,353

Cartessa Aesthetics, LLC(5) 175 Broadhollow Road Melville, NY 11747	Distribution	First Lien Secured Debt(4), 3M SOFR+575, 06/14/2028 Preferred Equity	1.6%	$26,905

Case Works, LLC 211 Chandler Way Kingsland Austin, Texas, 78639	Business Services	First Lien Secured Debt(4), 3M SOFR+525, 10/01/2029	—	$2,229

CF512, Inc. (StellPen Holdings, LLC) 960B Harvest Drive Blue Bell, PA 19422	Media	First Lien Secured Debt(4), 3M SOFR+602, 09/01/2026 Common Equity	0.3%	$208

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)

Commercial Fire Protection Holdings, LLC (NFS – CFP Holdings LLC) 4340 Von Karman Avenue, Suite 300 Newport Beach, California 92660	Business Services	First Lien Secured Debt(4), 3M SOFR+450, 09/23/2030 Common Equity	0.6%	$2,775

CJX Borrower, LLC (Connatix Parent, LLC) 666 Broadway, Floor 10 New York, NY 10012	Media	First Lien Secured Debt(4), 3M SOFR+576, 07/13/2027 Preferred Equity Common Equity	0.1%	$1,862

Cornerstone Advisors of Arizona, LLC 7272 E. Indian School Road, Suite 400 Scottsdale, Arizona 85251	Consulting Services	First Lien Secured Debt(4), 3M SOFR+475, 05/13/2032	—	$26

Crane 1 Services, Inc. (Crane 1 Acquisition Parent Holdings, LP) 1027 Byers Road Miamisburg, OH 45342	Personal, Food and Miscellaneous Services	First Lien Secured Debt(4), 3M SOFR+586, 08/16/2027 Common Equity	0.5%	$260

Crash Champions, LLC (AMCSI Crash Co-Invest, LP) 14330 S. Cicero Avenue Crestwood, Illinois 60418	Auto Sector	Common Equity	0.3%	$3,897

CTC Purchaser, LLC (Advantage Distribution Holdings Investco, LLC) 121 N. Racepath Street Fayetteville, NC 28301	Distribution	First Lien Secured Debt(4), 3M SOFR+575, 05/16/2031 Common Equity	1.2%	$474

DRS Holdings III, Inc. 119 Cherry Hill Road Parsippany, New Jersey 07054	Consumer Products	First Lien Secured Debt(4), 3M SOFR+525, 11/01/2028	—	$1,397

Duggal Acquisition, LLC 63 Flushing Avenue, Building 25 Brooklyn, New York 11205	Marketing Services	First Lien Secured Debt(4), 3M SOFR+475, 09/30/2030 Common Equity	—	$1,274

DX Electric Company, LLC (SP DXE Holdings, LLC (5)) 920 Minters Chapel Road, Suite 400 Grapevine, TX 76051	Electronics	First Lien Secured Debt(4), —, 10/01/2031 Common Equity	—	$775

Dynata, LLC (New Insight Holdings, Inc.) 4 Research Dr. Shlton, CT 06484	Business Services	First Lien Secured Debt, 3M SOFR+576, 10/16/2028 Common Equity	—	$44

EDS Buyer, LLC (EDS Topco, LP) 3740 Industrial Avenue Rolling Meadows, Illinois 60008	Aerospace and Defense	First Lien Secured Debt(4), —, 01/10/2029 Common Equity	0.5%	$1,215

Elektrik App, Inc. (LEC Elektrik Holdings Topco, LP) 1396 W 200 S Lindon, UT 84042	Electronics	First Lien Secured Debt(4), 3M SOFR+550, 05/28/2032 Preferred Equity	—	$5,267

Emergency Care Partners, LLC 40 Palafox Place, 4th floor Pensacola, Florida 32502	Healthcare, Education and Childcare	First Lien Secured Debt(4), —, 10/19/2026	—	$0

ENC Parent Corporation 100-110 West Columbia Street Schuylkill Haven, PA 17972	Business Services	First Lien Secured Debt, 3M SOFR+451, 08/21/2028 Second Lien Debt, 3M SOFR+776, 8/19/2029	—	$9,705

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)

ETE Intermediate II, LLC (Gauge ETE Blocker, LLC) 1604 South West Avenue Waukesha, WI 53186	Personal, Food and Miscellaneous Services	First Lien Secured Debt(4), 3M SOFR+500, 05/29/2029 Common Equity	0.2%	$1,019

EvAL Home Care Solutions Intermediate, LLC (EvAL Home Health Solutions, LLC(5)) 1014 Gateway Boulevard, Suite 101 Boynton Beach, Florida 33426	Healthcare, Education and Childcare	First Lien Secured Debt(4), —, 05/10/2030 Preferred Equity	0.7%	$486

Exigo Intermediate II, LLC (Exigo, LLC) 1256 Main Street, Suite 256 Southlake, TX 76092	Business Services	First Lien Secured Debt(4), 3M SOFR+635, 03/15/2027 Common Equity	1.0%	$20,497

Express Wash Acquisition Company, LLC (Magnolia Topco, LP(5)) 5821 Fairview Road Charlotte, North Carolina 28209	Auto Sector	First Lien Secured Debt(4), 3M SOFR+625, 04/10/2031 Preferred Equity Common Equity	—	$10,105

First Medical MSO, LLC (First Medical Holdings, LLC(5)) 12800 Middlebrook Road, Suite 400 Germantown, Maryland 20874	Healthcare, Education and Childcare	First Lien Secured Debt(4), 3M SOFR+575, 06/13/2031 Common Equity	—	$5,008

Five Star Buyer, Inc. (Five Star Parent Holdings, LLC) 3525 W 76 Country Boulevard, Branson, Missouri 65616	Leisure, Amusement, Motion Pictures, Entertainment	First Lien Secured Debt(4), —, 02/23/2028 Preferred Equity Common Equity	—	$182

GALT NEWCO, LLC (GALT Intermediate, LLC) 9085 Aero Drive, Suite A San Diego, CA 92123	Aerospace and Defense	First Lien Secured Debt(4), —, 03/29/2032 Common Equity	—	$103

Graffiti Buyer, Inc. 25195 Brest Road Taylor, MI 48180	Distribution	First Lien Secured Debt(4), 3M SOFR+560, 08/10/2027	—	$290

GRVTY, Inc. 8270 Greensboro Drive Tysons, VA 22102	Aerospace and Defense	First Lien Secured Debt(4), 3M SOFR+475, 05/31/2033	—	$4,975

Halo Buyer, Inc. 1980 Industrial Drive Sterling, Illinois, 61081-9064	Consumer Products	First Lien Secured Debt(4), 3M SOFR+600, 08/07/2029	—	$10,524

Hancock Roofing And Construction, LLC (Hancock Claims Consultants Investors, LLC(5)) 6875 Shiloh Road East Alpharetta, GA 30005	Insurance	First Lien Secured Debt, 3M SOFR+560, 12/31/2026 Preferred Equity Common Equity	0.4%	$750

Harris & Co, LLC (Accounting Platform Blocker, Inc.) 1120 S Rackham Way, Suite 100 Meridian, Idaho, 83642	Financial Services	First Lien Secured Debt(4), 3M SOFR+525, 08/09/2030 Preferred Equity	0.4%	$11,643

Harvest Group Topco Buyer, LLC (Harvest Group Topco Intermediate, LLC) 5100 W JB Hunt Drive, Suite 720 Rogers, AR 72758	Media	First Lien Secured Debt(4), —, 03/02/2032 Preferred Equity Common Equity	—	$563

Highwire Public Relations, LLC 727 Sansome Street, 1st Floor San Francisco, CA 94111	Business Services	First Lien Secured Debt(4), —, 01/12/2028	—	$(9)

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)

Hills Distribution, Inc. (GMP Hills, LP) 2 Brainard Road Hartford, Connecticut 06114	Distribution	First Lien Secured Debt(4), 3M SOFR+550, 11/08/2029 Common Equity	—	$8,167

Holdco Sands Intermediate, LLC (OceanSound Discovery Equity, LP) 310 The Bridge Street, Suite 350 Huntsville, AL 35806	Aerospace and Defense	Common Equity	0.2%	$1,256

HW Holdco, LLC 4000 MacArthur, Suite 400 Newport Beach, CA 92660	Media	First Lien Secured Debt(4), —, 05/10/2027	—	$0

Icon Partners V C, LP 315 Capitol Street, Suite 100 Houston, TX 77002	Business Services	Common Equity	—	$1,061

IG Investments Holdings, LLC 1224 Hammond Drive, Suite 1500 Atlanta, GA 30346	Business Services	First Lien Secured Debt(4), 3M SOFR+500, 09/22/2028 Preferred Equity Common Equity	—	$95

Imagine Acquisitionco, LLC (Imagine Topco, LP) 8757 Red Oak Boulevard Charlotte, NC 28217	Business Services	First Lien Secured Debt(4), —, 11/16/2027	0.2%	$870

Impact Advisors, LLC 400 E. Diehl Road, Ste. 190 Naperville, Illinois 60563	Business Services	First Lien Secured Debt(4), 3M SOFR+450, 03/19/2032	—	$1,210

Infinity Home Services Holdco, Inc. (IHS Parent Holdings, LP) 16600 W Cleveland Avenue New Berlin, Wisconsin 53151	Personal, Food and Miscellaneous Services	First Lien Secured Debt(4), 3M SOFR+600, 12/28/2028 Common Equity	—	$12,228

Infogroup Parent Holdings, Inc. 1020 E 1st Street Papillion, Nebraska, 68046	Other Media	Common Equity	1.2%	$668

Infolinks Media Buyco, LLC (Tower Arch Infolinks Media, LP(5)) 45 North Broad Street Ridgewood, NJ 07450	Media	Common Equity	0.4%	$(39)

Inovex Information Systems Incorporated 6950 Columbia Gateway Drive, Ste 350 Columbia, Maryland 21046	Business Services	First Lien Secured Debt(4), —, 12/17/2026	—	$(64)

Integrity Health Purchaser, LLC (Integrity Health Intermediate, LLC(5)) 76 West Gilbert Street Red Bank, NJ 07701	Healthcare, Education and Childcare	First Lien Secured Debt(4), 3M SOFR+600, 02/02/2032 Common Equity	—	$1,210

ITC Infusion Co-Invest, LP(5) 3609 Park East Drive Beachwood, OH 44122	Healthcare, Education and Childcare	Common Equity	—	$3,157

Kentucky Racing Holdco, LLC(5) 5629 Nashville Road Franklin, KY 42134	Hotels, Motels, Inns and Gaming	Warrants	—	$1,799

Kinetic Purchaser, LLC 12552 S. 125 West Draper, UT 84020	Consumer Products	First Lien Secured Debt(4), —, 11/10/2027 Common Equity	0.9%	$657

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)

KL Stockton Co-Invest, LP(5) 1374 130 S Orem, UT 84058	Personal, Food and Miscellaneous Services	Preferred Equity Common Equity	0.2%	$366

LAV Gear Holdings, Inc. (White Tiger Newco, LLC) 3165 W Sunset Road, Las Vegas, NV 89118	Leisure, Amusement, Motion Pictures, Entertainment	First Lien Secured Debt(4), 3M SOFR+594, 07/31/2029 Common Equity	0.5%	$1,240

Ledge Lounger, Inc. (SP L2 Holdings, LLC) 616 Cane Island Pkwy Suite 200 Katy, TX 77494	Consumer Products	First Lien Secured Debt, 3M SOFR+765, 11/09/2026 Preferred Equity(4) Common Equity	3.7%	$9,368

Lash OpCo, LLC (Gauge Lash Coinvest, LLC) 2639A Manhattan Beach Boulevard. Redondo Beach, California 90278	Consumer Products	First Lien Secured Debt(4), 3M SOFR+710, 09/17/2027 Common Equity	0.7%	$5,418

LJ Avalon Holdings, LLC (LJ Avalon, LP) 4921 Memorial Hwy, Suite 300 Tampa, Florida 33634	Environmental Services	First Lien Secured Debt(4), 3M SOFR+450, 02/01/2029 Common Equity	—	$1,730

Loving Tan Intermediate II, Inc. (Gauge Loving Tan, LP) 1256 Main Street Southlake, Texas 76092	Consumer Products	First Lien Secured Debt(4), 3M SOFR+525, 05/31/2028 Common Equity	—	$1,152

Marketplace Events Holdings, LP 1300 Virginia Dr #103 Solon, Ohio 44139	Media	Common Equity	1.6%	$2,866

Marwood Group Buyer, LLC 733 Third Avenue, 11th Floor New York, NY 10017	Healthcare, Education and Childcare	First Lien Secured Debt(4), —, 04/01/2032 Common Equity	0.3%	$128

MBS Holdings, Inc. 880 Montclair Road Suite 400 Birmingham, AL 35213	Telecommunications	First Lien Secured Debt(4), 3M SOFR+510, 04/16/2027	—	$404

MDI Buyer, Inc. (MDI Aggregator, LP) 740 W Knox Road Tempe, AZ 85284	Chemicals, Plastics and Rubber	First Lien Secured Debt, 3M SOFR+350, 07/25/2028 Common Equity	1.6%	$5,757

Meadowlark Acquirer, LLC (Meadowlark Title, LLC(5)) 888 Boylston, Ste. 1600, Boston, MA 02199	Business Services	First Lien Secured Debt(4), 3M SOFR+565, 12/10/2027 Common Equity	1.8%	$1,960

Medina Health, LLC (New Medina Health, LLC(5)) One Parkview Plaza Oakbrook Terrace, Illinois 60181	Healthcare, Education and Childcare	First Lien Secured Debt(4), 3M SOFR+625, 10/20/2028 Common Equity	0.9%	$2,849

Megawatt Acquisitionco, Inc. (Megawatt Acquisition Partners, LLC) 6060 Phyllis Drive Cypress, California 90630	Electronics	First Lien Secured Debt(4), 3M SOFR+525, 03/01/2030 Preferred Equity Common Equity	0.4%	$981

MOREGroup Holdings, Inc. 801 Cherry Street Suite 500 Fort Worth, Texas 76102	Business Services	First Lien Secured Debt(4), —, 01/16/2030	—	$0

Municipal Emergency Services, Inc. (MES Intermediate, Inc.) 12 Turnberry Lane Sandy Hook, CT 06482	Distribution	First Lien Secured Debt(4), 3M SOFR+400, 10/01/2027 Common Equity	2.1%	$9,219

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)

NBH Group, LLC 3035 S Maryland Pkwy #110 Las Vegas, NV 89109	Healthcare, Education and Childcare	First Lien Secured Debt(4), —, 08/19/2026	—	$(58)

NORA Acquisition, LLC (NORA Parent Holdings, LLC(5)) 3805 E Main Street, Suite E Street Charles, Illinois 60174	Healthcare, Education and Childcare	First Lien Secured Debt(4), 3M SOFR+635, 08/31/2029 Preferred Equity Common Equity	0.8%	$1,512

North American Rail Solutions, LLC 3950 Fossil Creek Boulevard, Suite 106 Fort Worth, Texas 76137	Manufacturing/ Basic Industry	First Lien Secured Debt(4), 3M SOFR+475, 08/29/2031	—	$16,156

Northwinds Topco, Inc. 50 Holleder Parkway Rochester, New York 14615	Consumer Services	Subordinated Debt(4), 15.00% PIK, 10/30/2029 Common Equity	0.5%	$14,775

NP Riverhead Industrial, LLC 1743, Middle Road Calverton, New York 11933	Buildings and Real Estate	First Lien Secured Debt, 15.00%, 05/10/2025	—	$5,025

Omnia Exterior Solutions, LLC (OES Co-Invest, LP) 6650 Walnut Street New Albany, Ohio 43054	Diversified Conglomerate Service	First Lien Secured Debt, 3M SOFR+525, 12/31/2029 Common Equity	—	$4,731

ORL Acquisition, Inc. (ORL Holdco, Inc.) 5555 N Beach Street, #4100 Fort Worth, TX 76137	Business Services	First Lien Secured Debt(4), 3M SOFR+940, 09/03/2027 Convertible Note, 18.00%, PIK, 03/08/2028 Preferred Equity Common Equity	0.1%	$3,234

OSP Embedded Purchaser, LLC (OSP Embedded Aggregator, LP) 2680 Grand Island Boulevard, Suite 2 Grand Island, New York 14072	Aerospace and Defense	First Lien Secured Debt(4), 3M SOFR+575, 12/17/2029 Convertible Note, 12.00%, 05/08/2030 Common Equity	—	$7,847

Pacific Purchaser, LLC (Consello Pacific Aggregator, LLC(5)) 3250 Wilshire Boulevard Ste 301 Los Angeles, California 90010	Business Services	First Lien Secured Debt(4), —, 10/02/2028 Common Equity	1.0%	$752

PAR Excellence Holdings, Inc. (OSP PAR Holdings, LP) 11500 Northlake Dr # 135 Cincinnati, OH 45249	Healthcare, Education and Childcare	First Lien Secured Debt(4), 3M SOFR+500, 09/03/2030 Common Equity	0.7%	$12,652

Paving Lessor Corp. (Paving Parent, LLC(5)) 373 Resource Pkwy Winder, Georgia, 30680	Business Services	First Lien Secured Debt(4), —, 07/01/2027 Common Equity	—	$1,575

PCS Midco, Inc. (PCS Parent, LP) 1801 Market Street, Suite 1000 Philadelphia, Pennsylvania 19103	Financial Services	First Lien Secured Debt(4), 3M SOFR+575, 03/01/2030 Common Equity	—	$3,316

PD Tri-State Holdco, LLC 220 West Parkway, Suite 9 Pompton Plains, NJ 07444	Diversified Consumer Services	First Lien Secured Debt(4), —, 10/14/2027	—	$94

Peninsula Pacific Entertainment 800 East Canal Street Suite 1901 Richmond, VA 23219	Gaming	First Lien Secured Debt, 3M SOFR+475, 10/01/2032	—	$6,481

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)

PennantPark-TSO Senior Loan Fund II, LP(6) 1691 Michigan Avenue Miami, FL 33139 Bowling Green, KY 42101	Financial Services	Common Equity(3)	4.99%	$4,954

PLB Brands, LLC 323 Mitch McConnell Way Bowling Green, KY 42101	Textiles, Apparel & Luxury Goods	Common Equity	0.4%	$56

PN Buyer, Inc. (PN Buyer, Inc.) 805 15th Street NW, Suite 200 Washington, District of Columbia 20005	Business Services	First Lien Secured Debt(4), 3M SOFR+450, 08/02/2027 Common Equity	—	$987

Podean Buyer, LLC (Podean Intermediate II, LLC) 1216 Broadway, FL 2 New York, New York 1001	Marketing Services	First Lien Secured Debt(4), —, 08/04/2031 Preferred Equity Common Equity	—	$274

Project Granite Buyer, Inc. (Project Granite Holdings, LLC) 2200 Fletcher Avenue, 4th Floor Fort Lee, New Jersey 07024	Business Services	First Lien Secured Debt(4), —, 12/31/2026 Common Equity	—	$273

Puget Collision, LLC (Puget Collision Holdings, LLC(5)) 6811 S 204th Street, Suite 290 Kent, WA 98032	Auto Sector	First Lien Secured Debt(4), 3M SOFR+475, 10/03/2030 Subordinate Debt, 15.00%, 04/03/2031 Common Equity	0.3%	$24,132

Quad (U.S.) Co-Invest, LP 290 West Mount Pleasant Avenue, Ste 3200 Livingston, New Jersey 07039	Business Services	Common Equity	—	$4,242

QuantiTech, LLC (QuantiTech InvestCo, LP(5)) (QuantiTech InvestCo II, LP(5)) 360A-360D Quality Circle, Suite 100/430 Huntsville, AL 35806	Aerospace and Defense	Common Equity	—	$105

Radius Aerospace, Inc. 1923 Central Avenue Hot Springs, Arkansas 71901	Aerospace and Defense	First Lien Secured Debt(4), 3M SOFR+590, 03/29/2027	—	$325

Rancho Health MSO, Inc. (RFMG Parent, LP) 31720 Temecula Parkway, Suite 100 Temecula, CA 92592	Healthcare, Education and Childcare	First Lien Secured Debt(4), —, 09/30/2026 Common Equity	0.7%	$1,685

Real Life Intermediate Holdings, LLC (Real Life Intermeidate, LLC) 251 Little Falls Drive Wilmington, DE 19808	Buildings and Real Estate	First Lien Secured Debt(4), —, 01/16/2028 Common Equity	0.2%	$274

Recteq, LLC (NEPRT Parent Holdings, LLC(5)) 1061 Triad Court, Ste. 3 Marietta, GA 30062	Consumer Products	Common Equity	0.6%	$584

Riverpoint Medical, LLC 825 NE 25th Avenue Portland, OR 97232	Healthcare, Education and Childcare	First Lien Secured Debt(4), —, 06/21/2027	—	$0

Ro Health, LLC (Ro Health Holdings, Inc.) 1900 West Nickerson Street Suite 200 Seattle, WA 98119	Healthcare Providers & Services	First Lien Secured Debt(4), —, 01/17/2031 Common Equity	0.2%	$547

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)

Rosco Parent, LLC (Rosco Topco, LLC) 90-21 144th Place Jamaica, NY 11435	Business Services	First Lien Secured Debt(4), 3M SOFR+475, 09/12/2031 Common Equity	1.7%	$2,015

Route 66 Development 338445 E, Highway 66 Chandler, OK 74834	Gaming	First Lien Secured Debt, 3M SOFR+900, 01/24/2031	—	$18,360

RRA Corporate, LLC 429 W Boden Street Milwaukee, Wisconsin 53207	Business Services	First Lien Secured Debt(4), 3M SOFR+525, 08/15/2029	—	$8,964

RTIC Subsidiary Holdings, LLC (RTIC Parent Holdings, LLC(5)) 20702 Hempstead Road Houston, Texas 77065	Consumer Products	First Lien Secured Debt(4), —, 05/03/2029 Preferred Equity	—	$1,871

Rural Sourcing Holdings, Inc. (HPA SPQ Aggregator, LP) 817 West Peachtree Street Suite M100 Atlanta, Georgia 30308	Business Services	First Lien Secured Debt(4), 3M SOFR+575, 06/15/2029 Preferred Equity Common Equity	—	$234

Sabel Systems Technology Solutions, LLC (Sabel InvestCo, LP(5)) 14300 Grackle Court Gainesville, Virginia 20155	Government Services	First Lien Secured Debt(4), —, 10/31/2030 Common Equity	—	$1,231

Safe Haven Defense US, LLC (Safe Haven Defense MidCo, LLC(5)) 3120 Carefree Highway, Suite 1-543 Phoenix, Arizona 85086	Building Materials	First Lien Secured Debt(4), 3M SOFR+550, 05/23/2029 Common Equity	—	$3,989

Sath Industries, LLC (Events Buyer, LLC) 101 Pacifica, Suite 155 Irvine, California 92618	Event Services	First Lien Secured Debt(4), —, 12/17/2029 Common Equity	—	$620

Schlesinger Global, Inc. (Gauge Schlesinger Coinvest, LLC) 101 Wood Avenue South, Suite 501 Iselin, NJ, 08830	Business Services	First Lien Secured Debt(4), 3M SOFR+635, 03/31/2027 Subordinate Debt 3M SOFR+700, 09/30/2027 Preferred Equity Common Equity	0.01%	$2,510

SCP Clinical Research Intermediate Holdings, LLC 3200 West End Avenue, Suite 200 Nashville, TN 37203	Healthcare, Education and Childcare	First Lien Secured Debt(4), 3M SOFR+475, 01/02/2032	—	$561

Seacoast Service Partners NA, LLC 501 Brickell Key Drive, 104 Miami, Florida 33131	Diversified Conglomerate Service	First Lien Secured Debt(4), 3M SOFR+525, 12/20/2029 Common Equity	0.7%	$4,572

Seaway Buyer, LLC (Seaway Topco, LP) 6006 Siesta Lane Port Richey, FL 34668	Chemicals, Plastics and Rubber	First Lien Secured Debt(4), 3M SOFR+715, 06/13/2029 Common Equity	—	$7,743

Shiftkey, LLC (Lorient Peregrine Investments, LP) 2807 Allen Street, #802 Dallas, Texas 75204	Business Services	First Lien Secured Debt, 3M SOFR+601, 06/21/2027 Common Equity	0.0%	$16,380

Sigma Defense Systems, LLC (Delta InvestCo LP (5)) 1812 Macon Road Perry, GA, 31069	Telecommunications	First Lien Secured Debt(4), 3M SOFR+640, 12/20/2027 Common Equity	1.4%	$10,019

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)

Spendmend Holdings, LLC (North Haven Saints Equity Holdings, LP(5)) 2680 Horizon Drive SE Grand Rapids, MI 49546	Business Services	First Lien Secured Debt(4), 3M SOFR+515, 11/25/2026 Common Equity	0.1%	$580

STG Distribution, LLC 951 Thorndale Avenue Bensenville, Illinois 61106	Transportation	First Lien Secured Debt, 8.00% PIK, 07/14/2026	—	$7,063

SV-Aero Holdings, LLC(5) (Tinicum Space Coast Holdings, LLC(5)) 1775 West Hibiscus Boulevard, Suite 200 Melbourne, Florida 32901	Aerospace and Defense	First Lien Secured Debt(4), —, 11/02/2026 Common Equity	0.1%	$3,098

Systems Planning And Analysis, Inc. 1220 12th Street SE Washington DC 20003	Aerospace and Defense	First Lien Secured Debt(4), 3M SOFR+475, 08/16/2027	—	$3,688

TAC LifePort Purchaser, LLC(5) 1610 Heritage Street Woodland, WA 98674	Aerospace and Defense	Common Equity	0.4%	$455

TCG 3.0 Jogger Acquisitionco, Inc. (TCG 3.0 Jogger Co-Invest, LP) 3344 Walnut Street Denver, Colorado 80205	Media	First Lien Secured Debt, 3M SOFR+650, 01/23/2029 Common Equity	0.6%	$10,037

The Vertex Companies, LLC (TWD Parent Holdings, LLC) 398 Libbey Industrial Parkway Weymouth, MA 02189	Business Services	First Lien Secured Debt(4), 3M SOFR+510, 08/31/2028 Preferred Equity Common Equity	—	$1,609

TMII Enterprises, LLC (A1 Garage Equity, LLC(5)) 3254 E Broadway Road Phoenix, Arizona 85040	Personal, Food and Miscellaneous Services	First Lien Secured Debt(4), —, 12/22/2028 Common Equity	—	$5,477

TPC Holding Company, LP 151 Struthers Street Warren, PA 16365	Food	Preferred Equity Commont Equity	—	$254

TransGo, LLC (Aftermarket Drivetrain Products Holdings, LLC) 2621 Merced Avenue El Monte, California 91733-1997	Machinery	First Lien Secured Debt(4), —, 12/29/2028 Common Equity	2.9%	$3,792

Tyto Athene, LLC (NXOF Holdings, Inc) 510 Spring Street, Suite 200 Herndon, VA 20170	Aerospace and Defense	Preferred Equity Common Equity	0.2%	$251

United Land Services Intermediate Parent Holdings, LLC (United Land Services Holdings, LLC) 12276 San Jose Boulevard, Suite 747 Jacksonville, Florida 32223	Environmental Services	Subordinate Debt, 14.75% PIK, 12/23/2026 Common Equity	—	$23,502

UniVista Insurance (UniVista Insurance(5)) 528 NW 7th Avenue Miami, Florida 33136	Business Services	Common Equity	—	$72

U.S. Treasury Bill	Short-Term U.S. Government Securities	U.S. Treasury Bill 3.61% , 07/28/2026	—	$269,266

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)

Walker Edison Furniture Company, LLC 4350 West 2100 South, Suite A Salt Lake City, UT 84120	Home and Office Furnishings, Housewares and Durable Consumer Products	First Lien Secured Debt, 10.00%, 03/01/2029	—	$608

Watchtower Buyer, LLC (Watchtower Holdings, LLC(5)) 127 Weldon Parkway Maryland Heights, Missouri 63043	Electronics	First Lien Secured Debt(4), 3M SOFR+600, 12/03/2029 Common Equity	—	$3,936

WCP IvyRehab QP CF Feeder, LP(5) 1311 Mamaroneck Avenue, Suite 140 White Plains, NY 10605	Healthcare, Education and Childcare	Common Equity	—	$5,762

Wash & Wax Systems, LLC(5) 1809 East Parker Road Jonesboro, AR 72404	Auto Sector	First Lien Secured Debt(4), 3M SOFR+550, 04/28/2028 Subordinate Debt, 12.00% PIK, 7/30/2028 Common Equity	0.5%	$2,738

Watterson Renewalco Holdings, LLC 1821 Walden Office Square, Unit 111 Schaumburg, IL 60173	Business Services	First Lien Secured Debt(4), 6% PIK, 7/02/2029 Preferred Equity Common Equity	1.2%	$849
Companies 5% to 24% Owned

Cascade Environmental Holdings, LLC 17270 Woodinville Redmond Road NE, Building A Woodinville, WA 98072	Environmental Services	Preferred Equity(3) Common Equity(3)	6.0%	$0
Companies 25% or More Owned

AKW Holdings Limited(6) Unit L Snugborough Trading Estate Braddan, Isle of Man, IM4 4LH	Healthcare, Education and Childcare	First Lien Secured Debt, 3M SOFR+700, 03/15/2027 Common Equity(3)	82.5%	$111,975

Flock Financial, LLC(5), (6) 400 Galleria Parkway, Suite 1720 Atlanta, Georgia 30339	Financial Services	Subordinate Debt, 12.50% , 10/19/2027 Preferred Equity(3)	74.6%	$49,677

PennantPark Senior Loan Fund, LLC(6) 1691 Michigan Avenue Miami, FL 33139	Financial Services	Subordinate Debt, 3M SOFR+800, 07/31/2027 Common Equity(3)	50.0%	$191,906

Pragmatic Institute, LLC 8910 East Raintree Drive Scottsdale, AZ 85620	Business Services	First Lien Secured Debt, —, 03/28/2030 Common Equity(3)	48.0%	$5,071

Total Investments				$1,193,172

(1)

Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable Secured Overnight Financing Rate, or “SOFR”, or Prime rate, or “P”, or “Sterling Overnight Index Average, or “SONIA.” The spread may change based on the type of rate used. The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting period. SOFR loans are typically indexed to a 30-day, 90-day or 180-day SOFR rates (1M S, 3M S, or 6M S, respectively) at the borrower’s option. SONIA loans are typically indexed daily for GBP loans with a quarterly frequency payment. All securities are subject to a SOFR or Prime rate floor where a spread is provided, unless noted. The spread provided includes PIK interest and other fee rates, if any.

(2)	Voting ownership percentage refers only common equity, preferred equity and warrants held, if any, were we to have voting rights.
(3)	We hold one or more voting seats on the portfolio company’s board of directors/managers.
(4)

Includes the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment, that does not earn a basis point spread above an index while it is unfunded.

(5)	Investments is held through our Taxable Subsidiary.
(6)

The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. As of June 30, 2026, qualifying assets represent 72% of the Company’s total assets and non-qualifying assets represent 28% of the Company’s total assets.

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets as of June 30, 2026:

PennantPark Senior Loan Fund, LLC (Financial Services)

PSLF is an unconsolidated joint venture between the Company and certain entities and managed accounts of the private credit investment manager of Pantheon Ventures (UK) LLP, or Pantheon, which invests primarily in middle-market and other corporate debt consistent with the Company’s strategy.

AKW Holdings Limited (Healthcare, Education and Childcare)

AKW Holdings Limited is a manufacturer and distributor of adapted bathroom and kitchen products.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of six directors, four of whom are not “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our Independent Directors. Our board of directors elects our officers, who serve at the discretion of the board of directors.

Board of Directors

Under our charter, our directors are divided into three classes and are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring each year. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Information regarding the board of directors is as follows:

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During, at least, the Past 5 Years	Number of Companies in Fund Complex(5) Overseen by Director	Other Directorships Held by Director or Nominee for Director During the Past 5 Years(2)
Independent Directors

Adam K. Bernstein (63)	Director	Class II Director since February 2007; Term expires 2027	President of The Bernstein Companies, a Washington, D.C.-based real estate investment and development firm, since 1995 and President and Chief Executive Officer of Consortium Atlantic Realty Trust, Inc., a private real estate investment trust operating in the Mid-Atlantic region, from 2006. Also, Mr. Bernstein has served on the Board of Overseers of the School of Arts and Sciences at the University of Pennsylvania from 2012 to 2021 and the Board of Trustees of the School of Arts and Sciences at the University of Pennsylvania from 2018 to 2022.	Four	Director of PFLT since October 2010; Advisory Board Member of University Research Corporation since 2020; Trustee of PPIF since October 2025; Trustee of PNTIX since October

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During, at least, the Past 5 Years	Number of Companies in Fund Complex(5) Overseen by Director	Other Directorships Held by Director or Nominee for Director During the Past 5 Years(2)
Marshall Brozost (59)	Director	Class I Director since February 2007; Term expires 2029

Partner at Allen Matkins Leck Gamble Mallory & Natsis LLP, where he serves as co-chair of the New York real estate group, since September 2023. Prior to Allen Matkins Leck Gamble Mallory & Natsis LLP, Mr. Brozost practiced law at McDermott

Will & Emery LLP, From April 2022 to September 2023; Orrick, Herrington & Sutcliffe LLP, from July 2016 to April 2022; at Schulte Roth & Zabel LLP from May 2012 to July 2016; and at Dewey &

LeBoeuf LLP from 2005 to 2012.

				Four	Director of PFLT since October 2010; Trustee of PPIF since October 2025; Trustee of PNTIX since October 2025.

Jeffrey Flug (63)	Director	Class II Director since February 2007; Term expires 2027	Mr. Flug was President of Union Square Hospitality Group, an exclusive chain of restaurants, from 2009 to June 2015. Mr. Flug served as Chief Executive Officer and Executive Director of Millennium Promise Alliance, Inc., a non-profit organization whose mission is to eradicate extreme global poverty, from 2006 to 2008. From 2000 to 2006, Mr. Flug was a Managing Director and Head of North American Institutional Sales at JP Morgan’s Investment Bank.	Four	Director of PFLT since October 2010; Shake Shack Inc., since September 2014; Tender Greens, a private company, since 2015; Trustee of PPIF since October 2025; Trustee of PNTIX since October 2025.

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During, at least, the Past 5 Years	Number of Companies in Fund Complex(5) Overseen by Director	Other Directorships Held by Director or Nominee for Director During the Past 5 Years(2)
Samuel L. Katz (61)	Director	Class I Director since February 2007; Term expires 2029	Managing Partner of TZP Group LLC, a private equity fund, since 2007. Chief Executive Officer and director of TZP Strategies Acquisition Corp. (Nasdaq: TZPS), a special purpose acquisition company. Before joining TZP Group, Mr. Katz was Chief Executive Officer of MacAndrews & Forbes Acquisition Holdings, Inc. from 2006 to 2007. Prior to that position, Mr. Katz was Chairman and Chief Executive Officer of the Cendant Travel Distribution Services Division from 2001 to 2005.	Four

Director of PFLT since October 2010; Director of TZP Strategies Acquisition Corp.; BQ Resorts, LLC; Lift Brands, Inc.; HomeRiver Group; Pyramid Hotel Group; Triangle Home Fashions Holdings, LLC; Whitestone Home Furnishings, LLC (d/b/a The Saatva Company); Dwellworks; Rebath Member: Executive Committee of YRF Darca; Board of Advisors of Columbia University Irving Medical Center; Trustee of PPIF since October 2025; Trustee of PNTIX since October

2025.

Interested Director

Arthur H. Penn (63)(3)	Chief Executive Officer and Chairman of the Board of Directors	Class III Director since February 2007; Term expires 2028	Founder, Chairman and Chief Executive Officer from our inception in 2007. Mr. Penn also is the Founder and Managing Member of the Investment Adviser. Before founding us, Mr. Penn was the Co-Founder of Apollo Investment	Four	Director of PFLT since October 2010; Trustee of PPIF since October 2025; Trustee of PNTIX since October 2025.

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During, at least, the Past 5 Years	Number of Companies in Fund Complex(5) Overseen by Director	Other Directorships Held by Director or Nominee for Director During the Past 5 Years(2)
Management, where he was a Managing Partner from 2004 to 2006. He also served as Chief Operating Officer of Apollo Investment Corporation from inception in 2004 to 2006 and served as President and Chief Operating Officer in 2006. He formerly was a Managing Partner of Apollo Value Fund L.P. (formerly Apollo Distressed Investment Fund, L.P.) from 2003 to 2006.

José A. Briones, Jr. (55)(4)	Director	Class III Director since May 2022; Term expires, 2028	Mr. Briones joined the Investment Adviser in December 2009 and is a Senior Partner. Before joining the Investment Adviser, Mr. Briones was a Partner of Apollo Investment Management, L.P. and a member of its investment committee since 2006. Before that, he was a Managing Director with UBS Securities LLC in the Financial Sponsors and Leveraged Finance Group from 2001 to 2006. Before joining UBS, he was a Vice President with JP Morgan in the Global Leveraged Finance Group from 1999 to 2001. From 1992 to 1999, Mr. Briones was a Vice President at BT Securities and BT Alex Brown Inc. in the Corporate Finance Department.	Four	Director of PFLT since May 2022; Trustee of PPIF since October 2025; Trustee of PNTIX since October 2025.

(1)	The address for each officer and director is c/o PennantPark, 1691 Michigan Avenue, Miami Beach, Florida 33139.

(2)

No director otherwise serves as a director of a company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or an investment company subject to the 1940 Act.

(3)	Mr. Penn is an interested director due to his position as an officer of ours and of the Investment Adviser.
(4)	Mr. Briones is an interested director due to his position as an officer of the Investment Adviser.
(5)

The term “Fund Complex” is defined to include us, PennantPark Floating Rate Capital Ltd (“PFLT”), a business development company managed by the Investment Adviser, PennantPark Private Income Fund (“PPIF”), a business development company managed by PennantPark Private Income Fund Advisers, and PennantPark Enhanced Income Fund (“PNTIX”), a registered closed-end fund managed by the Investment Adviser.

Information about the Executive Officer Who is Not a Director

The following information pertains to our executive officer who is not a director of the Company.

Name, Address and Age(1)	Position(s) held with the Company	Principal Occupation(s) During, at least, the Past 5 Years
Richard T. Allorto, Jr. (54)	Chief Financial Officer and Treasurer	Chief Financial Officer and Treasurer of the Company and PFLT since June 2022, and Chief Financial Officer and Treasurer of PPIF and PNTIX since October 2025. Mr. Allorto was most recently the Chief Financial Officer of Medley Management Inc. and served as the Chief Financial Officer of Sierra Income Corporation and before that Medley Capital Corporation. Before that, he was a Managing Director at GSC Group from 2001 to 2010.

(1)	The business address of the executive officer is c/o PennantPark, 1691 Michigan Avenue, Miami Beach, Florida 33139.

Information about Chief Compliance Officer

The following information pertains to our CCO who is not a director of the Company.

Name, Address and Age(1)	Position(s) held with the Company	Principal Occupation(s) During, at least, the Past 5 Years
Gerald Cummins (70)	Chief Compliance Officer	Chief Compliance Officer of the Company, PFLT and their advisers since September 2025, and PPIF, PNTIX and their advisers since October 2025. Mr. Cummins joined the Company’s outsourced compliance service provider, ACA Group, in 2022. Prior to joining ACA, Mr. Cummins previously served as a director of ACA Groups predecessor firms from 2014 to 2022. Mr. Cummins graduated with a B.A. in Mathematics from Fordham University.

(1)	The business address of the CCO is c/o PennantPark, 1691 Michigan Avenue, Miami Beach, Florida 33139.

Board’s Composition and Leadership Structure

The 1940 Act requires that at least a majority of our directors not be “interested persons” (as defined in the 1940 Act). Currently, four of the six directors on the Board are Independent Directors. The Chairman of the Board is an interested person. The Independent Directors believe that the combined position of Chief Executive Officer and Chairman of the Board results in greater efficiencies in managing us, by eliminating the need to transfer substantial information quickly and repeatedly between the Chief Executive Officer and the Chairman, and the ability to capitalize on the specialized knowledge acquired from the duties of the roles. The Board has not identified a lead Independent Director; however, the Board has determined that its leadership structure, in which two-thirds of the directors are Independent Directors and, as such, are not affiliated with the Investment Adviser or the Administrator, is appropriate in light of the services that the Investment Adviser and the Administrator provide to us and the potential conflicts of interest that could arise from these relationships.

Board’s Oversight Role in Management

The Board performs its risk oversight function primarily through (1) its three standing committees, described more fully below, which report to the entire Board and are comprised solely of Independent Directors and (2) monitoring by the Company’s Chief Compliance Officer (the “CCO”) in accordance with the Company’s compliance policies and procedures. As described below in more detail under “Audit Committee,” “Nominating and Corporate Governance Committee,” and “Compensation Committee,” the Board’s Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, including the annual audit of the Company’s financial statements, the Company’s systems of internal controls regarding finance and accounting, pre-approving the engagement of an independent registered public accounting firm to render audit and/or permissible non-audit services and evaluating the qualifications, performance and independence of the independent registered public accounting firm. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by the Company’s Stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and the Company’s management. The Compensation Committee’s risk oversight responsibilities include determining, or recommending to the Board for determining, the compensation of the Company’s chief executive officer and all other executive officers, paid directly by the Company, if any, and assisting the Board with matters related to compensation, as directed by the Board. Each of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee consists solely of Independent Directors.

The Board also performs its risk oversight responsibilities with the assistance of a CCO. The Company’s CCO prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The CCO’s report, which is reviewed by the Board, addresses, at a minimum: (1) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of the CCO’s annual review; and (4) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the CCO meets separately in executive session with the Independent Directors at least once each year and presents quarterly reports to the Board.

The Company believes that the Board’s role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a business development company. Specifically, as a business development company, the Company must comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the ability of the Company to incur indebtedness is limited by the asset coverage ratio set forth in the 1940 Act (as modified by any exemptive relief granted by the SEC) and the Company generally must invest at least 70% of its total assets in “qualifying assets.” The Company also has elected to be treated as a RIC under Subchapter M of the Code. As a RIC, the Company must, among other things, meet certain income source and asset diversification requirements.

The Company believes that the extent of the Board’s and its committees’ roles in risk oversight complements the Board’s leadership structure. Because they are comprised solely of Independent Directors, the Audit Committee, the Nominating and Corporate Governance Committee and Compensation Committee are able to exercise their oversight responsibilities without any conflict of interest that might discourage critical questioning and review. Through regular executive session meetings with the Company’s independent registered public accounting firm, the CCO and the Chief Executive Officer, the Independent Directors have similarly established direct communication and oversight channels that the Board believes foster open communication and early detection of issues of concern.

The Company believes that the Board’s role in risk oversight must be evaluated on a case-by-case basis and that the current configuration and allocation of responsibilities among the Board and its committees with respect to the oversight of risk is appropriate. However, the Board and its committees continually re-examine the manner in which they administer their respective risk oversight functions, including through formal annual assessments of performance, to ensure that they meet the Company’s needs.

Information about Each Director’s Experience, Qualifications, Attributes or Skills

The Board believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of Board effectiveness. However, the Board believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them, and to interact effectively with management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background, business or professional training or practice (e.g., finance, accounting or law), public service or academic positions, experience from service as a board member (including the Board of the Company) or as an executive of investment companies, public companies or significant private or not-for-profit entities or other organizations and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Directors have their own independent legal counsel, who participates in Board meetings and interacts with Investment Adviser and the Company’s counsel. Both the Independent Directors’ and the Company’s counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Role of the Chairman and Chief Executive Officer

As Chairman of the Board and Chief Executive Officer of the Company, Mr. Penn assumes a leading role in strategic planning and supports major transaction initiatives of the Company. Mr. Penn also manages the day-to-day operations of the Company, with the support of the other investment professionals and officers. As Chief Executive Officer, Mr. Penn has general responsibility for the implementation of the policies of the Company, as determined by the Board, and for the management of the business and affairs of the Company.

Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such Members Should Serve as Directors of the Company

The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of the Stockholders. Below is additional information about each director (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each director possesses, and which the Board believes has prepared each director to be an effective director.

Arthur H. Penn

The Board benefits from Mr. Penn’s business leadership and experience and knowledge of senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses, as well as diverse management practices. Since October 2010, Mr. Penn has served as the Chair of the Board of Directors of PFLT. Since October 2025, Mr. Penn has also served as the Chair of the Board of Trustees of PPIF and PNTIX. Mr. Penn is the Founder, Chairman and Chief Executive Officer of the Company and Managing Member of the Investment Adviser and the Administrator. Mr. Penn co-founded Apollo Investment Management in 2004, where he was a Managing Partner from 2004 to 2006. He also served as Chief Operating Officer of Apollo Investment Corporation from its inception in 2004 to 2006, and served as President and Chief Operating Officer of that company in 2006. Mr. Penn was a Managing Partner of Apollo Value Fund L.P. (formerly Apollo Distressed Investment Fund, L.P.) from 2003 through 2006. From 2002 to 2003, prior to joining Apollo, Mr. Penn was a Managing Director of CDC-IXIS Capital Markets. Mr. Penn served as Global Head of Leveraged Finance at UBS Warburg LLC (now UBS Investment Bank) from 1999 through 2001. Prior to joining UBS Warburg,

Mr. Penn was Global Head of Fixed Income Capital Markets for BT Securities and BT Alex Brown Incorporated from 1994 to 1999. In these capacities, Mr. Penn oversaw groups responsible for more than 200 high-yield and leveraged bank financings aggregating over $34 billion in capital raised. From 1992 to 1994, Mr. Penn served as Head of High Yield Capital Markets at Lehman Brothers. Mr. Penn’s longstanding service as Chairman and Chief Executive Officer of the Company and Managing Member of the Investment Adviser and the Administrator provide him with a specific and valuable understanding of the Company, its operations and the business and regulatory issues facing it.

Adam K. Bernstein

Mr. Bernstein brings to the Board over 30 years of experience at a real estate development, investment and management business in the Mid-Atlantic region of the United States. Since October 2010, Mr. Bernstein has served on the Board of Directors of PFLT. Since October 2025, Mr. Bernstein has also served as a member of the Board of Trustees of PPIF and PNTIX. Mr. Bernstein affords the Board his vast experience in the area of strategic and financial planning and capital and risk management. Mr. Bernstein is currently President of The Bernstein Companies, a Washington, D.C.-based real estate investment and development firm which he joined in 1986.

Mr. Bernstein runs a diversified company that includes a Hotel division, a Private Real Estate Investment Trust, and a structured financed group that focuses on tax credit syndication and project lending for community development projects nationwide. From 2012 to 2021, Mr. Bernstein was appointed to the Board of Overseers of the School of Arts and Sciences at the University of Pennsylvania and has served on the Board of Trustees of the School of Arts and Sciences at the University of Pennsylvania from 2018 to 2022 and on the Advisory Board of University Research Corporation since 2020.

José A. Briones, Jr.

Mr. Briones brings to the Board 30 years of business leadership and experience and knowledge of senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses, as well as diverse management practices. Since May 2022, Mr. Briones has served on the Board of Directors of PFLT. Since October 2025, Mr. Briones has also served as a member of the Board of Trustees of PPIF and PNTIX. He is responsible for and oversees originating, underwriting, executing, and monitoring investments for Investment Adviser, as well as overseeing various strategic initiatives and serves as a Portfolio Manager. Before joining Investment Adviser, Mr. Briones was a Partner of Apollo Investment Management, L.P. and a member of its investment committee. Before that, Mr. Briones was a Managing Director with UBS Securities LLC in the Financial Sponsors and Leveraged Finance Group from 2001 to 2006. Before joining UBS, Mr. Briones was a Vice President with JP Morgan in the Global Leveraged Finance Group from 1999 to 2001. From 1992 to 1999, Mr. Briones was a Vice President at BT Securities and BT Alex Brown Inc. in the Corporate Finance Department.

Marshall Brozost

Mr. Brozost brings to the Board 25 years of experience in the areas of finance, private equity, mergers and acquisitions and restructurings. Since October 2010, Mr. Brozost has served on the Board of Directors of PFLT. Since October 2025, Mr. Brozost has also served as a member of the Board of Trustees of PPIF and PNTIX. Since September 2023, Mr. Brozost has been a Partner at Allen Matkins Leck Gamble Mallory & Natsis LLP, where he serves as co-chair of the New York real estate group. Prior to Allen Matkins Leck Gamble Mallory & Natsis LLP, Mr. Brozost practiced law at McDermott Will & Emery LLP from April 2022 to September 2023, at Orrick, Herrington & Sutcliffe LLP from July 2016 to April 2022, at Schulte Roth & Zabel, LLP from May 2012 to July 2016, at Dewey & LeBoeuf LLP from 2005 to 2012, at Solomon & Weinberg LLP from 2004 to 2005 and at O’Melveny & Myers LLP from 2001 to 2004. Mr. Brozost also served as a Vice President of Nomura Asset Capital Corporation from 1997 through 2000.

Jeffrey Flug

Mr. Flug brings to the Board expertise in fixed income, investment banking, accounting and business operations. Since October 2010, Mr. Flug has served on the Board of Directors of PFLT. Since October 2025, Mr. Flug has also served as a member of the Board of Trustees of PPIF and PNTIX. From 2009 to June 2015, Mr. Flug held a variety of senior positions, including, most recently, President, with Union Square Hospitality Group, an exclusive chain of restaurants. Since September 2014, Mr. Flug has served as a director of Shake Shack, Inc. Mr. Flug has also served as a director of Tender Greens, a private company, since 2015. From October 2012 to September 2015, Mr. Flug was a director of Sears Hometown and Outlet Stores, Inc. Mr. Flug was Chief Executive Officer and Executive Director of Millennium Promise Alliance, Inc. from 2006 to 2008. Millennium Promise is a non-profit organization whose mission is to eradicate extreme global poverty. Mr. Flug was Managing Director and Head of North American Institutional Sales at JP Morgan’s Investment Bank from 2000 to 2006. From 1988 to 2000, Mr. Flug was Managing Director for Goldman Sachs & Co. in its Fixed Income Division.

Samuel L Katz

Mr. Katz brings to the Board a diverse knowledge of business and finance as a result of his career over the past 30 years. Since October 2010, Mr. Katz has served on the Board of Directors of PFLT. Since October 2025, Mr. Katz has also served as a member of the Board of Trustees of PPIF and PNTIX. Mr. Katz currently serves as the Chief Executive Officer and director of TZP Strategies Acquisition Corp. (Nasdaq: TZPS), a special purpose acquisition company, and the Managing Partner of TZP Group LLC, a private equity fund he formed in 2007. Prior to joining TZP Group, Mr. Katz was Chief Executive Officer of MacAndrews & Forbes Acquisition Holdings, Inc. from 2006 through 2007. From 1996 through 2005, Mr. Katz held a variety of senior positions at Cendant Corporation, including, most recently, Chairman and Chief Executive Officer of the Cendant Travel Distribution Services Division from 2001 to 2005. From 1992 to 1995, Mr. Katz invested in private and public equity as Co-Chairman of Saber Capital, Inc. and Vice President of Dickstein Partners Inc. From 1988 to 1992, Mr. Katz was an Associate and Vice President at The Blackstone Group, where he worked on numerous private equity transactions, including the initial leveraged buyouts of several hotel franchise brands which created the predecessor to Cendant Corporation. From 1986 to 1988, Mr. Katz was a Financial Analyst at Drexel Burnham Lambert. Mr. Katz also currently serves as a director of the following companies: BQ Resorts, LLC; Lift Brands, Inc.; HomeRiver Group; Pyramid Hotel Group; Triangle Home Fashions Holdings, LLC; Whitestone Home Furnishings, LLC (d/b/a The Saatva Company); Dwellworks Investors; Rebath and YRF Darca; and he currently serves on the Board of Advisors of Columbia University Irving Medical Center.

Committees of the Board

The Board has established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. For the fiscal year ended September 30, 2025, the Board held four Board meetings, four Audit Committee meetings, one Nominating and Corporate Governance Committee meeting and one Compensation Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served. The Company requires each director to make a diligent effort to attend all Board and committee meetings, and encourages directors to attend the Company’s annual Stockholders’ meetings. Last year, all members of the Board attended by audio webcast the annual Stockholders’ meeting that was held virtually.

Audit Committee

The members of the Audit Committee of the Board are Messrs. Bernstein, Brozost, Flug and Katz, each of whom is independent for purposes of the 1940 Act and the NYSE corporate governance rules. Messrs. Flug and Katz serve as Co-Chairmen of the Audit Committee. The Audit Committee operates pursuant to an Audit Committee Charter approved by the Board. The charter sets forth the responsibilities of the Audit Committee, which include: selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit the accounts and records of the Company; reviewing and discussing with management and the auditors the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis of financial condition and results of operations, and recommending to the Board whether the audited financial statements should be included in the Company’s Annual Reports on Form 10-K; reviewing and discussing with management and the auditors the Company’s quarterly financial statements prior to the filings of its Quarterly Reports on Form 10-Q; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; reviewing and approving all related party transactions; and evaluating the qualifications, performance and independence of the auditors. The Audit Committee is also responsible for aiding the Board in fair valuing the Company’s portfolio securities that are not publicly traded or for which current market values are not readily available. Such investments are valued at fair value as determined in good faith by or under the direction of the Board using a documented valuation policy and a consistently applied valuation process. The Board and Audit Committee use the services of nationally recognized independent valuation firms to help them determine the fair value of certain securities held by the Company. The Board has determined that each of Messrs. Flug and Katz is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K under the Exchange Act. The Audit Committee Charter is available on the Company’s website (http://www.pennantpark.com).

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee of the Board are Messrs. Bernstein, Brozost, Flug and Katz, each of whom is independent for purposes of the 1940 Act and the NYSE corporate governance rules. Messrs. Bernstein and Brozost serve as Co-Chairmen of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by the Company’s Stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and the Company’s management. The Nominating and Corporate Governance Committee of the Company has adopted a written Nominating and Corporate Governance Committee Charter that is available on the Company’s website (http://www.pennantpark.com).

The Nominating and Corporate Governance Committee will consider Stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to Thomas J. Friedmann, Secretary, c/o PennantPark, 1691 Michigan Avenue Miami Beach, Florida 33139. When submitting a nomination to the Company for consideration, a Stockholder must provide all information that would be required under applicable SEC rules to be disclosed in connection with the election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of the Company’s Common Stock owned, if any; and a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Stockholders.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as a director of the Board include: compliance with the independence and other applicable requirements of the NYSE corporate governance rules and the 1940 Act, and all other applicable laws, rules, regulations and listing standards; the criteria, policies and principles set forth in the Company’s Nominating and Corporate Governance Committee Charter; and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the Board, but the Nominating and Corporate Governance Committee will consider such factors as they may deem are in the best interests of the Company and the Stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the Board’s annual self-assessment, the members of the Nominating and Corporate Governance Committee evaluate the membership of the Board and whether the Board maintains satisfactory policies regarding membership selection.

Compensation Committee

The Compensation Committee is responsible for determining, or recommending to the Board for determining, the compensation of the Company’s chief executive officer and all other executive officers, paid directly by the Company, if any. The Compensation Committee also assists the Board with all matters related to compensation, as directed by the Board. The current members of the Compensation Committee are Messrs. Bernstein, Brozost, Flug and Katz, each of whom is independent for purposes of the 1940 Act and the NYSE corporate governance rules. As discussed below, none of our executive officers are directly compensated by the Company and, as a result, the Compensation Committee does not produce and/or review and report on executive compensation practices. The Compensation Committee Charter is available on the Company’s website (http://www.pennantpark.com).

Compensation of Independent Directors

Each Independent Director receives an annual payment of $110,000 for services performed on behalf of the Company as a director. The Independent Directors also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting (unless combined with a Board meeting). In addition, each Co-Chairman of the Audit Committee receives an annual fee of $12,500 and each Co-Chairman of any other committee receives an annual fee of $2,500 for his additional services in these capacities. Also, the Company has purchased directors’ and officers’ liability insurance on behalf of its directors and officers and indemnifies such persons against certain losses. Independent Directors have the option to receive their directors’ fees paid in shares of the Company’s Common Stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is expected to be paid to directors who are “interested persons” (as defined in the 1940 Act).

Compensation of Directors and Executive Officer

The following table shows information regarding the compensation paid by (i) the Company and (ii) all of the companies in the Fund Complex, including the Company, in the aggregate, to our directors for the fiscal year ended September 30, 2025. No compensation is paid directly by the Company to any interested director or executive officer of the Company.

Name	Aggregate compensation from the Company	Pension or retirement benefits accrued as part of our expense(1)	Total paid to director/ officer from the Company	Total paid to director/ officer from the Fund Complex
Independent directors
Adam K. Bernstein	$122,500	None	$122,500	$250,000
Marshall Brozost	$122,500	None	$122,500	$250,000
Jeffrey Flug	$132,500	None	$132,500	$262,500
Samuel L. Katz	$132,500	None	$132,500	$262,500
Interested director
Arthur H. Penn	None	None	None	None
José A. Briones, Jr	None	None	None	None
Executive officer
Richard T. Allorto, Jr.(2)	None	None	None	None

(1)	We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits from us.
(2)	Mr. Allorto is an employee of the Administrator.

PORTFOLIO MANAGEMENT

Our Investment Adviser, which manages our day-to-day investment activities under the supervision of our board of directors, has seven experienced senior investment professionals. These senior investment professionals of the Investment Adviser have worked together for many years and average over 25 years of experience in the senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, our senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across changing economic and market cycles. We believe this experience and history has resulted in a strong reputation with financial sponsors, management teams, investment bankers, attorneys and accountants, which provides us with access to substantial investment opportunities across the capital markets. Below is a summary of their biographical information. Our senior investment professionals receive no compensation from us. The compensation of these individuals is paid by our Investment Adviser and compensation includes a base salary and a bonus contingent upon past and future performance.

Arthur H. Penn provides the Board with business leadership and experience and knowledge of senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses, as well as diverse management practices. Mr. Penn is the Chairperson and Chief Executive Officer to the funds in the Fund Complex and Managing Member of the Adviser and the Administrator. He has over 30 years of experience in the middle-market direct lending, mezzanine lending, leveraged finance, distressed debt, and private equity businesses. Art has been involved in originating, underwriting, executing, and monitoring investments in each of these businesses and oversees these activities at PennantPark.

During his career in the financial services industry prior to founding PennantPark, Art co-founded Apollo Investment Management in 2004, where he was a Managing Partner from 2004 to 2006. He also served as Chief Operating Officer of Apollo Investment Corporation from its inception in 2004 to 2006 and served as President and Chief Operating Officer of that company in 2006. Art was formerly a Managing Partner of Apollo Value Fund L.P. (formerly Apollo Distressed Investment Fund, L.P.) from 2003 to 2006. He also previously served as Global Head of Leveraged Finance at UBS Warburg LLC (now UBS Investment Bank) from 1999 through 2001. Prior to joining UBS Warburg, Art was Global Head of Fixed Income Capital Markets for BT Securities and BT Alex. Brown Incorporated from 1994 to 1999. From 1992 to 1994 Art served as Head of High-Yield Capital Markets at Lehman Brothers. Art holds a BS and an MBA from The Wharton School, University of Pennsylvania.

José A. Briones joined PennantPark in December 2009 and is a Senior Partner. He is responsible for and oversees originating, underwriting, executing, and monitoring investments for the Firm, and serves as a Portfolio Manager. He also oversees various strategic initiatives for the Firm. Most recently he was a Partner of Apollo Investment Management, L.P. and a member of its investment committee since 2006. Before that, he was a Managing Director with UBS Securities LLC in the Financial Sponsors and Leveraged Finance Group from 2001 to 2006. Before joining UBS, he was a Vice President with JP Morgan in the Global Leveraged Finance Group from 1999 to 2001. From 1992 to 1999, José was a Vice President at BT Securities and BT Alex Brown Inc. in the Corporate Finance Department. José holds an AB in Economics from Princeton University.

Salvatore Giannetti III joined PennantPark in 2007 and is a Senior Partner. He is responsible for and oversees originating, underwriting, executing, and monitoring investments for the Firm, and serves as a Portfolio Manager. He also oversees various strategic initiatives for the Firm.

Sal started his career in investment banking at Chase Securities Inc. and its predecessor firms, Chemical Securities and Manufacturers Hanover. He was also a Managing Director at Bankers Trust / Deutsche Bank and UBS Investment Bank. Throughout his career, he has worked in the Investment Banking, Syndicated Loan, and Workout & Private Equity groups. In addition, Sal previously served on the Boards of American Gilsonite, PAS Technologies, UniversalPegasus International, and EnviroSolutions, among other companies. Sal holds a BA from Hampden-Sydney College and is on the Board of Trustees. He also holds an MBA from The Mason School at The College of William & Mary.

Michael Appelbaum joined PennantPark in August 2011 and is a Partner. Since joining PennantPark, he has been involved in originating, underwriting, executing, and monitoring investments for the Firm. Before joining PennantPark, Michael was an Analyst in the Leveraged Finance Group at Bank of America Merrill Lynch from 2010 to 2011. Before that, he was an Analyst in Aerospace & Defense Finance at CIT Group from 2007 to 2010. Michael holds a BS in Finance with Distinction from The Pennsylvania State University.

Terence Clerkin joined PennantPark in September 2012 and is a Partner. Since joining PennantPark, he has been involved in originating, underwriting, executing, and monitoring investments for the Firm. Before joining PennantPark, Terence was an Associate in the Mezzanine Group at Crescent Capital from 2010 to 2012. Before that, he was an Analyst at Moelis & Company from 2008 to 2010 and an Analyst at Bear, Stearns & Co. from 2007 to 2008. Terence holds a BA in Economics from the University of Michigan.

Dan Horn joined PennantPark in June 2015 and is a Senior Advisor. He is responsible for originating, underwriting, executing, and monitoring investments for the Firm and on behalf of clients based in the greater Midwest. Dan has spent most of the past 25 years doing leveraged finance and M&A transactions, mostly in the industrials sector. Before joining PennantPark, he spent two and half years at Loop Capital Markets in the Corporate Investment Banking Division based in Chicago from 2013 to 2015, two years in a similar role at boutique firm TTK Partners from 2011 to 2013, and 12 years at Deutsche Bank Securities and its predecessor firm, Bankers Trust from 1991 to 2003. He also served as Chief Financial Officer of Unicous Marketing from 2005 to 2008, and served as Vice President of Finance at GDX Automotive in 2004. Dan holds a BA in Accounting from DePaul University and an MBA from the University of Chicago.

Ryan Raskopf joined PennantPark in August 2007 and is a Partner. Since joining PennantPark, he has been involved in originating, underwriting, executing, and monitoring investments for the Firm. Before joining PennantPark, Ryan was an Analyst in the Financial Institutions Group at Credit Suisse Securities (USA) LLC from 2005 to 2007. Ryan holds a BA in both Economics and Political Science from Amherst College.

James Stone joined PennantPark in July 2015 and is a Partner. He is responsible for originating, underwriting, executing, and monitoring investments for the Firm and on behalf of clients based on the West Coast. Before joining PennantPark, James was a Managing Director and Head of Financial Sponsor Coverage at Cowen and Company, which he joined in 2012. He has over 20 years of leveraged finance experience, including Managing Director positions at Gleacher & Company, Macquarie Capital, Imperial Capital, and Credit Suisse. Before joining Credit Suisse, he served as a Vice President in the Financial Sponsor Coverage Group at DLJ, as an Associate in the Corporate Finance Department at BT Securities, and was an Associate at BT Alex. Brown. James holds a BA (cum laude) and an MBA (Beta Gamma Sigma), both from Columbia University.

Steve Winograd joined PennantPark in September 2015 and is a Partner, Head of Risk Management. He is responsible for originating, underwriting, structuring, negotiating, executing, managing, and monitoring investments for the Firm and on behalf of clients based on the East Coast. Before joining PennantPark, Steve spent 35 years as an Investment Banker originating and executing leveraged finance, M&A, public and private equity, and restructuring transactions for private equity firms and their portfolio companies. During this period he held senior positions in, and in some cases ran, the Financial Sponsors Groups of Bank of America Merrill Lynch from 2004 to 2011, Bear Stearns from 1994 to 2000, BMO Capital Markets from 2011 to 2015, Deutsche Bank from 2000 to 2004, and Drexel Burnham Lambert from 1984 to 1989. Steve also currently serves as an Independent Director of Shopko Stores. He previously served as an Independent Director of Caesars Entertainment Operating Company, The Gymboree Corporation, and Linn Acquisition Company, LLC. Steve holds a BA from Wesleyan University and an MBA (Beta Gamma Sigma) from Columbia University School of Business.

In addition to managing our investments, as of September 30, 2025, our portfolio managers also managed investments on behalf of the following entities:

Name	Entity	Investment Focus	Gross Assets ($ in millions)
PennantPark Floating Rate Capital Ltd	Business development company	Primarily floating rate loans, with an emphasis on senior secured loans, in middle- market leveraged companies.	$2,914
PennantPark Private Income Fund	Business development company	Primarily in senior secured debt of U.S. middle-market companies with last twelve- month earnings of between $10 million and $50 million.	$20
PennantPark Enhanced Income Fund(1)	Interval Fund	Primarily in the junior debt tranches of CLOs with a particular emphasis on CLO debt tranches initially rated ‘BB’ by a National Recognized Statistical Rating Organization.	—
PennantPark Senior Secured Loan Fund I, LLC	Joint Venture	Primarily floating rate loans, with an emphasis on senior secured loans, in middle- market leveraged companies.	$1,154
PennantPark Senior Loan Fund, LLC	Joint Venture	Primarily invests in middle- market and other corporate debt consistent with the Company’s strategy.	$1,315
Other Managed Funds	Direct Lending Funds	Other credit opportunities	$2,192

(1)	Only Messrs. Penn and Clerkin serve as portfolio managers for PennantPark Enhanced Income Fund.

The following table sets forth the dollar range of our common stock beneficially owned by each of our senior investment professionals as of September 30, 2025. Information as to the beneficial ownership is based on information furnished to us by such persons. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Dollar Range of the Common Stock of PennantPark Investment Corporation(1)

Arthur H. Penn	Over $1,000,000
José A. Briones	Over $1,000,000
Salvatore Giannetti III	$100,001 - $500,000
Michael Appelbaum	$50,001 - $100,000
Terence Clerkin	$50,001 - $100,000
Ryan Raskopf	$500,001 - $1,000,000
Dan Horn	$100,001 - $500,000
James Stone	$1 - $ 10,000
Steve Winograd	$50,001 - $100,000

(1)

Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

Custodian, Trustee, Paying Agent and Transfer Agent

The Bank of New York Mellon Trust Company, National Association, which has its principal office at 240 Greenwich Street, New York, NY 10286, serves as our custodian. Equiniti Trust Company, LLC, which has its principal office at 28 Liberty Street, 53rd Floor, New York, NY 10005, serves as our trustee, paying agent and transfer agent.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of September 1, 2026, to our knowledge, no person would be deemed to “control” (as such term is defined in the 1940 Act).

Our Board consists of two interested directors and four independent directors. An interested director is an “interested person” of us, as defined in the 1940 Act, and independent directors are all other directors (the “Independent Directors”).

The following table sets forth, as of September 1, 2026, certain ownership information with respect to the common stock for those persons who directly or indirectly own, control or hold with the power to vote, five percent or more of our outstanding common stock and all of our officers and directors, as a group.

Name and address(1)	Type of ownership(2)	Shares Owned	Percentage of Common Stock Outstanding
Independent directors
Adam K. Bernstein	Record/Beneficial	31,166	*
Marshall Brozost	Record/Beneficial	21,678	*
Jeffrey Flug	Record/Beneficial	47,272	*
Samuel L. Katz	Record/Beneficial	252,291	*
Interested directors
Arthur H. Penn(2)	Record Beneficial	1,306,833	2%
José A. Briones, Jr.	Record/Beneficial	321,479	*
Executive officer
Richard T. Allorto, Jr.	Record Beneficial	30,000	*

All directors and executive officer as a group (7 persons)		2,010,719	3%

(1)	The address for each officer and director is c/o PennantPark, 1691 Michigan Avenue, Miami Beach, Florida 33139.
(2)	Mr. Penn is the Managing Member of the Investment Adviser and may therefore be deemed to own beneficially the 1,113,423 shares held by Investment Adviser.
*	Less than 1 percent.

Dollar Range of Securities Beneficially Owned by Directors

The following table sets forth the dollar range of (i) our common stock and (ii) the common stock of the Fund Complex beneficially owned by each of our directors as of December 31, 2025. Information as to beneficial ownership is based on information furnished to us by such persons.

Directors	Dollar Range of the Common Stock(1)	Aggregate Dollar Range of the Common Stock of the Fund Complex(1)
Independent directors
Adam K. Bernstein	$100,001 - $500,000	$100,001 - $500,000
Marshall Brozost	$100,001 - $500,000	$100,001 - $500,000
Jeffrey Flug	$100,001 - $500,000	$100,000 - $500,000
Samuel L. Katz	Over $1,000,000	Over $1,000,000
Interested directors
Arthur H. Penn(2)	Over $1,000,000	Over $1,000,000
José A. Briones, Jr.	Over $1,000,000	Over $1,000,000

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000 or over $1,000,000.
(2)	Also reflects holdings of the Investment Adviser.

DETERMINATION OF NET ASSET VALUE

The NAV per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

As a BDC, we generally invest in illiquid securities including debt and equity investments of middle-market companies.

We expect that there may not be readily available market values for many of the investments, which are or will be in our portfolio, and we value such investments at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy and a consistently applied valuation process, as described herein. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate or revise our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and the difference may be material. Our portfolio generally consists of illiquid securities, including debt and equity investments. With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our board of directors undertakes a multi-step valuation process each quarter, as described below:

(1) Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Investment Adviser responsible for the portfolio investment;

(2) Preliminary valuation conclusions are then documented and discussed with the management of our Investment Adviser;

(3) Our board of directors also engages independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment. The independent valuation firms review management’s preliminary valuations in light of their own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

(4) The audit committee of our board of directors reviews the valuations of the Investment Adviser and those of the independent valuation firms on a quarterly basis, periodically assesses the valuation methodologies of the independent valuation firms, and responds to and supplements the valuation recommendations of the independent valuation firms to reflect any comments; and

(5) Our board of directors discusses these valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of our Investment Adviser, the respective independent valuation firms and the audit committee.

Our board of directors generally uses market quotations to assess the value of our investments for which market quotations are readily available. We obtain these market values from independent pricing services or at the bid prices obtained from at least two brokers or dealers, if available, or otherwise from a principal market maker or a primary market dealer. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If the board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

Fair value, as defined under ASC 820, is the price that we would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of us. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to us on the reporting period date.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1:	Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2:

Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

Level 3:	Inputs that are unobservable for an asset or liability because they are based on our own assumptions about how market participants would price the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Generally, most of our investments and our Truist Credit Facility are classified as Level 3. Our 2026 Notes-2 and our 2029 Notes are classified as Level 2 as they are financial instruments with readily observable market inputs. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and those differences may be material.

On December 3, 2020, the SEC adopted Rule 2a-5 under the 1940 Act, which establishes an updated regulatory framework for determining fair value in good faith for purposes of the 1940 Act. The new rule clarifies how fund boards of directors can satisfy their valuation obligations and requires, among other things, the board of directors to periodically assess material valuation risks and take steps to manage those risks. The rule also permit boards of directors, subject to board oversight and certain other conditions, to designate the fund’s investment adviser to perform fair value determinations. The new rule went into effect on March 8, 2021 and had a compliance date of September 8, 2022. We came into compliance with Rule 2a-5 under the 1940 Act before the compliance date. While our board of directors has not elected to designate the Investment Adviser as the valuation designee at this time, we have adopted certain revisions to our valuation policies and procedures in order comply with the applicable requirements of Rule 2a-5 under the 1940 Act.

In addition to using the above inputs to value cash equivalents, investments, our 2026 Notes-2, 2029 Notes and our Truist Credit Facility valuations, we employ the valuation policy approved by our board of directors that is consistent with ASC 820. Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

Generally, the carrying value of our consolidated financial liabilities approximates fair value. We have adopted the principles under ASC Subtopic 825-10, Financial Instruments, or ASC 825-10, which provides companies with an option to report selected financial assets and liabilities at fair value, and made an irrevocable election to apply ASC 825-10 to our Truist Credit Facility. We elected to use the fair value option for the Truist Credit Facility to align the measurement attributes of both our assets and liabilities while mitigating volatility in earnings from using different measurement attributes. Due to that election and in accordance with GAAP, we incurred $3.9 million and $0.3 million of expenses relating to amendment costs on the Truist Credit Facility during the nine months ended June 30, 2026 and 2025, respectively. Due to that election and in accordance with GAAP, we incurred expenses of $0.3 million, zero, and zero relating to amendment costs on the Truist Credit Facility during the years ended September 30, 2025, 2024 and 2023, respectively. ASC 825-10 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect on earnings of a company’s choice to use fair value. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the Consolidated Statements of Assets, and Liabilities and changes in fair value of the Truist Credit Facility are reported in our Consolidated Statements of Operations. We elect not to apply ASC 825-10 to any other financial assets or liabilities, 2026 Notes-2, and 2029 Notes.

For the nine months ended June 30, 2026 and 2025, the Truist Credit Facility had a net change in unrealized appreciation (depreciation) of $0.7 million and $(1.0) million, respectively. For the years ended September 30, 2025, 2024, and 2023 the Truist Credit Facility had a net change in unrealized appreciation (depreciation) of $(0.1) million, $(4.4) million and $(3.8) million, respectively. As of June 30, 2026 and September 30, 2025, the net unrealized appreciation (depreciation) on our Truist Credit Facility totaled $1.7 million and $1.0 million, respectively. We use a nationally recognized independent valuation service to measure the fair value of our Truist Credit Facility in a manner consistent with the valuation process that the board of directors uses to value our investments.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of registered stockholders to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Equiniti Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

Generally, we intend to issue new shares to implement the plan, when our shares are trading at a premium to our NAV per share. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on The New York Stock Exchange on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on The New York Stock Exchange or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

Except as described below, the plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds. Additionally, there are brokerage commissions, currently $0.03 per share, incurred in connection with open market purchases.

Stockholders who receive dividends and other distributions in the form of stock are generally subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.equiniti.com/us/ or by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at Equiniti Trust Company, LLC, 28 Liberty Street, 53rd Floor, New York, NY 10005, or by the plan administrator’s Interactive Voice Response System at 1-800-278-4353.

DESCRIPTION OF THE NOTES

We will issue the Notes under an indenture, dated as of January 22, 2013, as supplemented by the sixth supplemental indenture thereto, to be entered into between us and Equiniti Trust Company, LLC, as Trustee. We refer to the indenture and the sixth supplemental indenture collectively as the “Indenture”. The Trustee has two main roles. First, the Trustee can enforce your rights against us if we default. There are some limitations on the extent to which the Trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs” below. Second, the Trustee performs certain administrative duties for us with respect to the Notes. The terms of the Notes include those stated in the Indenture and those made a part of the Indenture by reference to the Trust Indenture Act of 1939, as amended.

This section includes a summary description of the material terms of the Notes and the Indenture. Because this section is a summary, however, it does not describe every aspect of the Notes and the Indenture. We urge you to read the Indenture because it, and not this description, defines your rights as a holder of the Notes.

General

The Notes will be issued in an initial principal amount of $   (or $    if the underwriters’ option to purchase Notes to cover overallotments, if any, is exercised in full).

The Notes will mature on   ,   . The principal payable at maturity will be 100% of the aggregate principal amount.

The interest rate of the Notes is    % per year and is paid every    ,    , and    , commencing on    , 20  and the regular record dates for interest payments are every    ,    ,     and    . If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment. The initial interest period will be the period from and including the original issue date to, but excluding, the initial interest payment date of the Notes, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be. Interest on the Notes will accrue from and will be computed on the basis of a 360-day year comprised of twelve 30-day months.

The Notes will be issued in denominations of $25 and any integral multiples thereof. The Notes are not subject to any sinking fund and holders of the Notes do not have the option to have the Notes repaid prior to the stated maturity date.

The Notes will be represented by one or more global securities that will be deposited and registered in the name of The Depository Trust Company (“DTC”) or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

We intend to list the Notes on   , and we expect trading to commence thereon within 30 days of the issue date of the Notes under the trading symbol “   ”. The Notes are expected to trade “flat.” This means that purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not included in the trading price. Currently, there is no public market for the Notes and there can be no assurance that one will develop.

The Indenture does not limit the amount of debt (including secured debt) that may be issued by us or our subsidiaries under the Indenture or otherwise, but does contain a covenant regarding our asset coverage that would have to be satisfied at the time of our incurrence of additional indebtedness. See “— Covenants” and “— Events of Default.” Other than as described under “— Covenants” below, the Indenture does not restrict us from paying dividends or issuing or repurchasing our other securities. Other than restrictions described under “— Merger or Consolidation” below, the Indenture does not contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving us or if our credit rating declines as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect your investment in the Notes.

We have the ability to issue Indenture securities with terms different from the Notes and, without the consent of the holders of the Notes, to reopen the Notes and issue additional Notes.

The Trustee will have no obligation to calculate or verify the calculation of the accrued and unpaid interest or any premium payable on the Notes.

Indenture Provisions — Ranking

The Notes will be our general unsecured obligations that rank:

•	senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the Notes;

•

pari passu, or equally, in right of payment with all of our outstanding and future unsecured unsubordinated senior indebtedness, including our outstanding 2026 Notes-2, 2029 Notes, 2029 Notes-2, and 2031 Notes;

•	pari passu, or equally, with our general liabilities (i.e. liabilities, excluding indebtedness);

•

effectively subordinated, or junior, to all of our existing and future secured indebtedness (or any indebtedness that is initially unsecured as to which we subsequently grant a security interest) to the extent of the value of the assets securing such indebtedness, including our Truist Credit Facility; and

•	structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

As of June 30, 2026, we had outstanding borrowings of $311.5 million under our Truist Credit Facility, all of which is secured, and $165.0 million of 2026 Notes-2 and $75.0 million of 2029 Notes, none of which is secured indebtedness. As of June 30, 2026, our consolidated debt outstanding was $551.5 million and had a weighted average annual interest rate at the time of 5.5%, exclusive of the fee on undrawn commitment on our Truist Credit Facility.

Covenants

In addition to any other covenants described in this prospectus, the accompanying prospectus and the Indenture, as well as standard covenants relating to payment of principal and interest, maintaining an office where payments may be made or securities can be surrendered for payment, payment of taxes by the Company and related matters, the following covenants apply to the Notes:

•

We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject thereto, Section 18(a)(1)(A) as modified by Section 61(a)(2) of the 1940 Act or any successor provisions thereto, but giving effect, in either case, to any exemptive relief granted to us by the SEC.

•

We agree that for the period of time during which Notes are outstanding, we will not declare any dividend (except a dividend payable in our stock), or declare any other distribution, upon a class of our capital stock, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, we have an asset coverage, as defined in the 1940 Act, of at least the threshold specified under Section 18(a)(1)(B) as modified by Section 61(a)(2) of the 1940 Act or any successor provisions thereto of the 1940 Act, after deducting the amount of such dividend, distribution or purchase price, as the case may be, and in each case giving effect to any no-action relief granted by the SEC to another BDC and upon which we may reasonably rely (or to us if we determine to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section18 (a)(1)(B) as modified by Section 61(a)(2) of the 1940 Act, in order to maintain such BDC’s status as a RIC under Subchapter M of the Code.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act, to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable GAAP.

Optional Redemption

The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after    ,     upon not less than 30 days nor more than 60 days’ written notice prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to, but excluding, the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes. Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act, to the extent applicable.

If we redeem only some of the Notes, the Trustee or, with respect to global securities, DTC, The City of New York, will determine the method for selection of the particular Notes to be redeemed, in accordance with the Indenture and the 1940 Act, to the extent applicable, and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

The Trustee will have no obligation to calculate or verify the calculation of the applicable redemption price.

Global Securities

Each Note will be issued in book-entry form and is represented by a global security that we deposit with and register in the name of DTC or its nominee. A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all the Notes represented by a global security, and investors will be permitted to own only beneficial interests in a global security. For more information about these arrangements, see “— Book-Entry Procedures” below.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated

Notes directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders.

Conversion and Exchange

The Notes are not convertible into or exchangeable for other securities.

Payment and Paying Agents

We will pay interest to the person listed in the Trustee’s records as the owner of the Notes at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the Note on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the Notes must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the Notes to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on the Notes so long as they are represented by a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Book-Entry Procedures” below.

Payments on Certificated Securities

In the event the Notes become represented by certificated securities, we will make payments on the Notes as follows. We will pay interest that is due on an interest payment date to the holder of the Notes as shown on the Trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the corporate trust office of the applicable trustee in The City of New York and/ or at other offices that may be specified in the Indenture or a notice to holders against surrender of the Note.

Alternatively, at our option, we may pay any cash interest that becomes due on the Notes by mailing a check to the holder at his, her or its address shown on the Trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on the Notes on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the Indenture as if they were made on the original due date. Such payment will not result in a default under the Notes or the Indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on the Notes.

Events of Default

You will have rights if an Event of Default occurs in respect of the Notes and the Event of Default is not cured, as described later in this subsection.

The term “Event of Default” in respect of the Notes means any of the following:

•	We do not pay the principal of, or any premium on, any Note when due and payable at maturity;

•	We do not pay interest on any Note when due and payable, and such default is not cured within 30 days of its due date;

•

We remain in breach of any other covenant in respect of the Notes for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the Trustee or holders of at least 25% of the principal amount of the outstanding Notes);

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

•

Pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the 1940 Act, on the last business day of each of twenty-four consecutive calendar months, any class of securities will have an asset coverage (as such term is used in the 1940 Act and the rules and regulations promulgated thereunder) of less than 100%, giving effect to any amendments to such provisions of the 1940 Act or to any exemptive relief granted to us by the SEC; or

•

The failure to pay at final stated maturity (giving effect to any applicable grace periods and any extensions thereof) the principal amount of any indebtedness for borrowed money (other than non-recourse) of us or any subsidiary of us and such payment shall not have been made, waived or extended within 120 days after such final stated maturity (giving effect to any applicable grace periods and any extensions thereof) (a “Payment Default”), or the acceleration of the final stated maturity of any indebtedness for borrowed money (other than non-recourse) of us or any subsidiary of us and such acceleration shall not have been rescinded, annulled, waived or otherwise cured within 120 days after receipt by us or such subsidiary of us of written notice of any such acceleration (an “Acceleration”), if the aggregate principal amount of such indebtedness, together with the aggregate principal amount of any other indebtedness for borrowed money of us or any subsidiary of us as to which a Payment Default or an Acceleration shall have occurred and shall be continuing, aggregates $million or more at any time.

An Event of Default for the Notes may, but does not necessarily, constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The Trustee may withhold notice to the holders of the Notes of any default, except in the payment of principal or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the Trustee or the holders of not less than 25% in principal amount of the Notes may declare the entire principal amount of all the Notes to be due and immediately payable, but this does not entitle any holder of Notes to any redemption payout or redemption premium. If an Event of Default referred to in the third to last bullet point above with respect to us has occurred, the entire principal amount of all the Notes will automatically become due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the Notes if (1) we have deposited with the Trustee all amounts due and owing with respect to the Notes (other than principal or any payment that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

Except in cases of default, where the Trustee has some special duties, the Trustee is not required to take any action under the Indenture at the request of any holders unless the holders offer the Trustee protection from expenses and liability satisfactory to it (called an “indemnity”). If indemnity and/or security satisfactory to the Trustee is provided, the holders of a majority in principal amount of the Notes may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the Trustee. The Trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the Notes, the following must occur:

•	You must give the Trustee written notice that an Event of Default has occurred and remains uncured;

•

The holders of at least 25% in principal amount of all the Notes must make a written request that the Trustee take action because of the default and must offer the Trustee indemnity, security, or both satisfactory to it against the cost and other liabilities of taking that action;

•	The Trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•	The holders of a majority in principal amount of the Notes must not have given the Trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your Notes on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the Trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to the Trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the Indenture and the Notes, or else specifying any default.

Waiver of Default

The holders of a majority in principal amount of the Notes may waive any past defaults other than a default:

•	in the payment of principal (or premium, if any) or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder of the Notes.

Merger, Consolidation or Sale of Assets

The Indenture provides that we will not merge or consolidate with or into any other person (other than a merger of a wholly owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its subsidiaries shall not be deemed to be any such sale, transfer, lease, conveyance or disposition; and provided further that this covenant shall not apply to any sale, transfer, lease, conveyance, or other disposition of all or substantially all of the Company’s property to a wholly owned subsidiary of the Company) in any one transaction or series of related transactions unless:

•

we are the surviving person (the “Surviving Person”) or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made shall be a corporation or limited liability company organized and existing under the laws of the United States of America or any state or territory thereof;

•	the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the Trustee, executed and delivered to the Trustee by such Surviving

Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the Indenture to be performed by us;

•	immediately before and immediately after giving effect to such transaction or series of related transactions, no default or Event of Default shall have occurred and be continuing; and

•

we shall deliver, or cause to be delivered, to the Trustee, an officers’ certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant, that all conditions precedent in the Indenture relating to such transaction have been complied with.

For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, shall be deemed to be the transfer of all or substantially all of our property.

Although there is a limited body of case law interpreting the phrase “substantially all”, there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction.

Modification or Waiver

There are three types of changes we can make to the Indenture and the Notes issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your Notes without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of (or premium, if any, on) or any installment of principal of or interest on the Notes;

•	reduce any amounts due on the Notes or reduce the rate of interest on the Notes;

•	reduce the amount of principal payable upon acceleration of the maturity of a Note following a default;

•	adversely affect any right or repayment at the holder’s option;

•	change the place or currency of payment on a Note;

•	impair your right to sue for payment;

•	modify the subordination provisions in the Indenture in a manner that is adverse to outstanding holders of the Notes;

•	reduce the percentage of holders of Notes whose consent is needed to modify or amend the Indenture;

•

reduce the percentage of holders of Notes whose consent is needed to waive compliance with certain provisions of the Indenture or to waive certain defaults or reduce the percentage of holders of Notes required to satisfy quorum or voting requirements at a meeting of holders of the Notes;

•	modify certain of the provisions of the Indenture dealing with supplemental indentures, modification and waiver of past defaults or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the Notes. This type is limited to certain changes that would not adversely affect the rights of holders of the Notes in any material respect, including to:

•	evidence the succession of any person to the Company and the assumption by any such successor of the covenants of the Company in the Indenture and in the Notes;

•	add to the covenants of the Company for the benefit of all holders of the Notes or to surrender any right or power in the Indenture conferred upon the Company;

•	add any additional events of default for the benefit of all holders of the Notes;

•	secure the Notes;

•	authorize the issuance of additional Notes on the same terms and as part of a single series;

•	evidence and provide for the acceptance of appointment under the Indenture by a successor trustee with respect to the Notes;

•

cure any ambiguity, to correct or supplement any provision in the Indenture that may be inconsistent with any other provision therein; provided that such action shall not adversely affect the interests of the holders of the Notes in any material respect, in each case as determined in good faith by the Company, as evidenced by a certificate of an officer of the Company; or

•	add guarantors or co-obligors with respect to the Notes.

We also do not need any approval to make any change that affects only Notes to be issued under the Indenture, as may be supplemented, after the change takes effect.

Changes Requiring Majority Approval

Any other change to the Indenture and the Notes would require the following approval:

•	if the change affects only the Notes, it must be approved by the holders of a majority in principal amount of the Notes; and

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to the Notes.

The Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we or any affiliate of ours own any Notes. The Notes will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance” below.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of the Notes that are entitled to vote or take other action under the Indenture. However, the record date may not be earlier than 30 days before the date of the first solicitation of holders to vote on or take such action and not later than the date such solicitation is completed. If we set a record date for a vote or other action to be taken by holders of the Notes, that vote or action may be taken only by persons who are holders of the Notes on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the Indenture or the Notes or request a waiver.

Satisfaction and Discharge

The Indenture will be discharged and will cease to be of further effect with respect to the Notes when:

Either

•	all the Notes that have been authenticated have been delivered to the Trustee for cancellation; or

•	all the Notes that have not been delivered to the Trustee for cancellation:

•	have become due and payable,

•	will become due and payable at their stated maturity within one year, or

•	are to be called for redemption,

and we, in the case of the first, second and third sub-bullets above, have irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for the benefit of the holders of the Notes, in amounts in the currency payable for the Notes as will be sufficient, to pay and discharge the entire indebtedness (including all principal, premium, if any, and interest) on such Notes delivered to the Trustee for cancellation (in the case of Notes that have become due and payable on or prior to the date of such deposit) or to the stated maturity or redemption date, as the case may be:

•	we have paid or caused to be paid all other sums payable by us under the Indenture with respect to the Notes; and

•

we have delivered to the Trustee an officers’ certificate and legal opinion, each stating that all conditions precedent provided for in the Indenture relating to the satisfaction and discharge of the Indenture and the Notes have been complied with.

Defeasance

The following provisions will be applicable to the Notes. “Defeasance” means that, by depositing with a Trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions noted below, we will be deemed to have been discharged from our obligations under the Notes. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below we would be released from certain covenants under the Indenture relating to the Notes.

Covenant Defeasance

Under current U.S. federal income tax law and the Indenture, we can make the deposit described below and be released from some of the restrictive covenants in the Indenture under which the Notes were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your Notes. In order to achieve covenant defeasance, the following must occur:

•

Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of cash and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

•

We must deliver to the Trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit;

•

We must deliver to the Trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•	Defeasance must not result in a breach or violation of, or result in a default under, the Indenture or any of our other material agreements or instruments; and

•

No default or Event of Default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we accomplish covenant defeasance, you can still look to us for repayment of the Notes if there were a shortfall in the trust deposit or the Trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal income tax law, as described below, we can legally release ourselves from all payment and other obligations on the Notes (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

•

We must deliver to the Trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit;

•

We must deliver to the Trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•	Defeasance must not result in a breach or violation of, or constitute a default under, the Indenture or any of our other material agreements or instruments; and

•

No default or Event of Default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.

Form, Exchange and Transfer of Certificated Registered Securities

If registered Notes cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise, in denominations of $25.

Holders may exchange their certificated securities for Notes of smaller denominations or combined into fewer Notes of larger denominations, as long as the total principal amount is not changed and as long as the denomination is equal to or greater than $25.

Holders may exchange or transfer their certificated securities at the office of the Trustee. We have appointed the Trustee to act as our agent for registering Notes in the names of holders transferring Notes. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the Notes, we may block the transfer or exchange of those Notes selected for redemption during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated Notes selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any Note that will be partially redeemed.

If registered Notes are issued in book-entry form, only the depositary will be entitled to transfer and exchange the Notes as described in this subsection, since it will be the sole holder of the Notes.

Resignation of Trustee

The Trustee may resign or be removed with respect to the Notes as provided for in the Indenture provided that a successor trustee is appointed to act with respect to the Notes. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the Indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Governing Law

The Indenture is and the Notes will be governed by and construed in accordance with the laws of the State of New York.

The Trustee under the Indenture

Equiniti Trust Company, LLC serves as the Trustee, paying agent, and security registrar under the Indenture.

Book-Entry Procedures

The Notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

The Notes will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or will be issued in such other name as may be requested by an authorized representative of DTC. One fully registered certificate will be issued for each issuance of the Notes, in the aggregate principal amount thereof, and will be deposited with DTC. Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the Trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has a Standard & Poor’s Rating of AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of the Notes under the DTC system must be made by or through Direct Participants, which will receive a credit for the Notes on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Notes are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in the Notes, except in the event that use of the book-entry system for the Notes is discontinued.

To facilitate subsequent transfers, all Notes deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the Notes with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Notes; DTC’s records reflect only the identity of the Direct Participants to whose accounts the Notes are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the Notes within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Redemption proceeds, distributions, and interest payments on the Notes will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the Trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the Trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the Trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the Notes at any time by giving reasonable notice to us or to the Trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for its accuracy.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

As of June 30, 2026, our authorized capital stock consisted of 65,296,094 shares of stock, par value $0.001 per share, all of which is classified as common stock. Our common stock is quoted on The New York Stock Exchange under the symbol “PNNT”. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The last reported closing market price of our common stock on    , 2026 was $    per share. As of June 30, 2026, we had 8 stockholders of record.

The following are our outstanding classes of securities as of June 30, 2026:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding
Common Stock, par value $0.001 per share	200,000,000	—	65,296,094
2026 Notes-2	$165,000,000	—	$165,000,000
2029 Notes	$75,000,000	—	$75,000,000

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of PennantPark Investment, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust employee benefit plan, or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding.

Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to a proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and, without requiring a preliminary determination of the ultimate entitlement to indemnification to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition to the indemnification provided for in our charter and bylaws, we have entered into indemnification agreements with each of our current directors and certain of our officers that provide for the maximum indemnification permitted under Maryland law and the 1940 Act.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Provisions of the Maryland General Corporation Law and our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire at the annual meetings of stockholders in 2029, 2027 and 2028, respectively, and in each case, those directors will serve until their successors are duly elected and qualify. Upon expiration of their current terms, directors of each class will be elected to serve for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of directors; vacancies; removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Action by stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous consent, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the board of directors or (3) by a stockholder who was a stockholder of record at the time of provision of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the special meeting has been called in accordance with our bylaws for the purposes of electing directors by a stockholder who was a stockholder of record at the time of provision of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors. Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control share acquisitions

Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of our stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future to the extent permitted by the 1940 Act.

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of any meeting of stockholders at which the voting rights of the shares are considered and not approved or, if no such meeting is held, as of the date of the last control share acquisition by the acquirer. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition. The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Business combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR DEBT SECURITIES

In October 2021, we issued $165.0 million in aggregate principal amount of our 2026 Notes-2 at a public offering price per note of 99.4%. Interest on the 2026 Notes-2 is paid semi-annually on May 1 and November 1 of each year, at a rate of 4.00% per year, commencing May 1, 2022. The effective interest rate is 4.12%. The 2026 Notes-2 mature on November 1, 2026 and may be redeemed in whole or in part at our option prior to maturity at a redemption price equal to 100% of the principal amount of the 2026 Notes-2 to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the date of redemption. The 2026 Notes-2 are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2026 Notes-2 are effectively subordinated to all of our existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, financing vehicles, or similar facilities. We do not intend to list the 2026 Notes-2 on any securities exchange or automated dealer quotation system.

In April 2021, we issued $150.0 million in aggregate principal amount of our 2026 Notes at a public offering price per note of 99.4%. The 2026 Notes were repaid in full on their maturity date on May 1, 2026. Prior to such repayment, interest on the 2026 Notes was paid semi-annually on May 1 and November 1 of each year, at a rate of 4.50% per year, commencing November 1, 2021. The effective interest rate was 4.62%.

In January 2026, we issued $75.0 million in aggregate principal amount of our 2029 Notes at a private placement price per note of 99.3%. Interest on the 2029 Notes is paid semi-annually on February 1 and August 1 of each year, at a rate of 7.00% per year, commencing August 1, 2026. The effective interest rate is 7.25%. The 2029 Notes mature on February 1, 2029 and may be redeemed in whole or in part at our option subject to a make-whole premium if redeemed more than three months prior to maturity. The 2029 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2029 Notes are effectively subordinated to all of our existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, financing vehicles, or similar facilities. We do not intend to list the 2029 Notes on any securities exchange or automated dealer quotation system.

In September 2026, we issued $62.0 million in aggregate principal amount of our 2031 Notes and $2.0 million in aggregate principal amount of our 2029 Notes-2 at a private placement price per note of 98.0% and 100.0%, respectively. Interest on the 2029 Notes-2 is paid semi-annually on March 30 and September 30 of each year, at a rate of 7.25% per year, commencing March 30, 2027. Interest on the 2031 Notes is paid semi-annually on March 1 and September 1 of each year, at a rate of 8.00% per year, commencing March 1, 2027. The effective interest rate of the 2031 Notes is 8.50%. The effective interest rate of the 2029 Notes-2 is 7.25%. The 2029 Notes-2 mature on September 30, 2029 and may be redeemed in whole or in part at any time at 100.0% of the principal amount redeemed plus a customary make-whole premium, plus accrued and unpaid interest to the redemption date. The 2031 Notes mature on September 1, 2031 and may be redeemed in whole or in part at our option (i) at 100.0% of the principal amount redeemed plus a customary make-whole premium, plus accrued and unpaid interest to the redemption date, if redeemed prior to September 1, 2028 and (ii) on or after September 1, 2028, at a fixed redemption price of 101.00% of the principal amount redeemed, plus accrued and unpaid interest to the redemption date. The 2029 Notes-2 and the 2031 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2029 Notes-2 and the 2031 Notes are effectively subordinated to all of our existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, financing vehicles, or similar facilities. We do not intend to list the 2029 Notes-2 or the 2031 Notes on any securities exchange or automated dealer quotation system.

We may issue additional debt securities in one or more series, including the Notes contemplated by this prospectus. The specific terms of any additional series of debt securities will be described in the particular prospectus relating to that series, including, with respect to the Notes, this prospectus. For a complete description of the terms of a particular series of debt securities, you should read the prospectus relating to that particular series.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the Investment Adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Investment Adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for PennantPark Investment, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the brokerage firm and the firm’s risk and skill in positioning blocks of securities. While the Investment Adviser generally seeks reasonably competitive trade execution costs, PennantPark Investment will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and PennantPark Investment and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

REGULATION

Business Development Company and Regulated Investment Company Regulations

We are a BDC under the 1940 Act, which has qualified and intends to continue to qualify to maintain an election to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between a BDC and its affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by holders of a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act of 1933, as amended, or the Securities Act. We may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of securities we own or their affiliates to repurchase them under certain circumstances. We do not intend to acquire securities issued by any registered investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one registered investment company or invest more than 10% of the value of our total assets in the securities of more than one registered investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. We may enter into hedging transactions to manage the risks associated with interest rate and currency fluctuations. None of these policies are fundamental and they may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(1)

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined under the 1940 Act to include any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)

is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but is excluded from the definition of an investment company by Section 3(c) of the 1940 Act; and

(c)	satisfies any of the following:

(i)	does not have any class of securities listed on a national securities exchange;

(ii)	has any class of securities listed on a national securities exchange subject to a maximum market capitalization of $250.0 million; or

(iii)

is controlled by a BDC, either alone or as part of a group acting together, and such BDC in fact exercises a controlling influence over the management or policies of such eligible portfolio company and, as a result of such control, has an affiliated person who is a director of such eligible portfolio company.

(2)	Securities of any eligible portfolio company which we control.

(3)

Securities purchased in a private transaction from a U.S. operating company or from an affiliated person of the issuer, or in transactions incidental thereto, if such issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no readily available market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

As a BDC, we are required to make available significant managerial assistance to our portfolio companies that constitute a qualifying asset within the meaning of Section 2(a)(47) of the 1940 Act. However, if a BDC purchases securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such significant managerial assistance. Making available significant managerial assistance means any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Our Administrator may provide such assistance on our behalf to portfolio companies that request such assistance. Officers of our Investment Adviser and Administrator may provide assistance to controlled affiliates.

Temporary Investments

Pending investments in other types of qualifying assets, as described above, may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. We may invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests, as defined below under “Regulation—Election to be Treated as a RIC,” in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Investment Adviser will monitor the creditworthiness of the counterparties with which we may enter into repurchase agreement transactions.

Our investment in PSLF, our unconsolidated joint venture with Pantheon, is not a qualifying asset under Section 55(a) of the 1940 Act. From time to time prior to making additional investments into PSLF, PTSF II or any future joint venture, we may increase our holdings of U.S. treasury securities, cash or cash equivalents (through borrowing or otherwise) so that such investments do not result in less than 70% of our assets being invested in qualifying assets.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act and referred to as the asset coverage ratio, is compliant with the 1940 Act, immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage requirement at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to our asset coverage ratio. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to our Business and Structure—Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital” for more information.

Joint Code of Ethics and Code of Conduct

We and PennantPark Investment Advisers have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act and a code of conduct that establish procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the codes’ requirements. Our joint code of ethics and code of conduct are available, free of charge, on our website at www.pennantpark.com. In addition, the joint code of ethics is attached as an exhibit to our most recent Annual Report on Form 10-K and is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our Investment Adviser. The Proxy Voting Policies and Procedures of our Investment Adviser are set forth below. The guidelines are reviewed periodically by our Investment Adviser and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refer to our Investment Adviser.

Introduction

As an investment adviser registered under the Advisers Act, our Investment Adviser have a fiduciary duty to act solely in the best interests of their clients. As part of this duty, our Investment Adviser recognize that they must vote client securities in a timely manner free of conflicts of interest and in the best interests of their clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Our Investment Adviser vote proxies relating to our portfolio securities in what they perceive to be the best interests of our stockholders. Our Investment Adviser review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by its clients. Although our Investment Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, our Investment Adviser may vote for such a proposal if there exists compelling long-term reasons to do so.

Our Investment Adviser proxy voting decisions are made by the senior investment professionals who are responsible for monitoring each of its clients’ investments. To ensure that the vote is not the product of a conflict of interest, our Investment Adviser requires that: (1) anyone involved in the decision making process disclose to its Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies, free of charge, by calling us at (786) 297-9500 or by making a written request for proxy voting information to: Richard Allorto, Chief Financial Officer and Treasurer, 1691 Michigan Avenue, Miami Beach, Florida 33139.

Privacy Protection Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our Investment Adviser and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Our privacy protection policies are available, free of charge, on our website at www.pennantpark.com. In addition, the privacy policy is available on the EDGAR Database on the SEC’s Internet website at www.sec.gov, filed as an exhibit to our most recent Quarterly Report on Form 10-Q.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors, including a majority of our directors who are not interested persons of us, and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required by law to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and PennantPark Investment Advisers have each adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws. We review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and we designate a Chief Compliance Officer to be responsible for administering the policies and procedures.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002, as amended, or the Sarbanes-Oxley Act, imposes several regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us.

For example:

•

pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal controls over financial reporting; and

•

pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated there-under. We continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and continue to take actions necessary to ensure that we are in compliance with that act.

Election to be Treated as a RIC

We have elected to be treated, and intend to qualify annually to maintain our election to be treated, as a RIC under Subchapter M of the Code. To maintain our RIC tax election, we must, among other requirements, meet certain annual source-of-income and quarterly asset diversification requirements (as described below). We also must annually distribute dividends for U.S. federal income tax purposes to our stockholders of an amount generally at least equal to 90% of the sum of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, or investment company taxable income, and determined without regard to any deduction for dividends paid out of the assets legally available for distribution, or the “Annual Distribution Requirement”.

In order to qualify as a RIC for U.S. federal income tax purposes, we must:

•	maintain an election to be treated as a BDC under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain qualified publicly traded partnerships or other income derived with respect to our business of investing in such stock or securities, or the “90% Income Test”; and

•	diversify our holdings, or the “Diversification Tests”, so that at the end of each quarter of the taxable year:

1)

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer neither represents more than 5% of the value of our assets nor more than 10% of the outstanding voting securities of the issuer; and

2)

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar trades or businesses or related trades or businesses (including, for this purpose, certain qualified publicly traded partnerships).

Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible U.S. federal excise tax imposed on RICs, we must distribute in respect of each calendar year dividends to our stockholders of an amount at least equal to the sum of (1) 98% of our net ordinary income (subject to certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gain net income (i.e., the excess, if any, of our capital gains over capital losses), adjusted for certain ordinary losses, generally for the one-year period ending on October 31 of the calendar year plus (3) any net ordinary income or capital gain net income for the preceding years that was not distributed during such years and on which we did not incur any U.S. federal income tax, or the “Excise Tax Avoidance Requirement”. Although we may distribute realized net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually, out of the assets legally available for such distributions in the manner described above, we may retain and incur tax on such net capital gains or investment company taxable income, subject to maintaining our ability to be treated as a RIC for U.S. federal income tax purposes, in order to provide us with additional liquidity.

While we intend to make sufficient distributions each taxable year to avoid incurring any material U.S. federal excise tax on our earnings, we may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we generally will be liable for the excise tax only on the amount by which we do not meet the Excise Tax Avoidance Requirement. Under certain circumstances, however, we may, in our sole discretion, determine that it is in our best interests to retain a portion of our income or capital gains rather than distribute such amount as dividends and accordingly cause us to bear the excise tax burden associated therewith.

We may invest in partnerships which may result in us being subject to additional state, local or foreign income, franchise or other tax liabilities. In addition, some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to mitigate the risk that such income and fees would disqualify us as a RIC as a result of a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees indirectly through the Taxable Subsidiary, which is classified as a corporation for U.S. federal income tax purposes. The Taxable Subsidiary generally will be subject to U.S. federal (and any applicable state and/or local) income taxes on its earnings at the regular corporate rates, which ultimately will reduce our return on such income and fees.

Taxation as a RIC

If we qualify as a RIC, and satisfy the Annual Distribution Requirement, then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gains, determined without regard to any deduction for dividends paid, we distribute (or are deemed to distribute) as dividends for U.S. federal income tax purposes to stockholders. Additionally, upon satisfying these requirements, we will be subject to U.S. federal (and any applicable state and/or local) income tax at the regular corporate rates on any investment company taxable income or net capital gains, determined without regard to any deduction for dividends paid, that is not distributed (or not deemed to have been distributed) as dividends for U.S. federal income tax purposes to our stockholders.

We may be required to recognize taxable income in circumstances in which we do not receive the corresponding cash amount. For example, if we hold a debt instrument that is treated under applicable tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each taxable year a portion of the OID that accrues over the life of the debt instrument, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued will be included in our investment company taxable income in the taxable year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

We invest in below investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless debt instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt instruments in a bankruptcy or workout context are taxable. We will address these and other issues to the extent necessary in order to continue to maintain our tax status as a RIC.

Gain or loss realized by us from equity securities and warrants acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

We are authorized to borrow funds and to sell assets in order to satisfy our Annual Distribution Requirement or the Excise Tax Avoidance Requirement. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt instruments and other senior securities are outstanding unless certain asset coverage requirements are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our tax status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

We may distribute our common stock as a dividend from our taxable income and a stockholder could receive a portion of such distributions declared and distributed by us in shares of our common stock with the remaining amount in cash. A stockholder will be considered to have recognized dividend income generally equal to the fair market value of the stock paid by us plus cash received with respect to such dividend. The total dividend declared and distributed by us would be taxable income to a stockholder even though only a small portion of the dividend was paid in cash to pay any taxes due on the total dividend. We have not yet elected to distribute stock as a dividend but reserve the right to do so.

Failure to Qualify as a RIC

If we fail to satisfy the Annual Distribution Requirement or fail to qualify as a RIC in any taxable year, unless certain cure provisions of the Code apply, we will be subject to tax in that taxable year on all of our taxable income as an ordinary corporation at regular corporate rates, regardless of whether we make any dividend distributions to our stockholders. In that case, all of our income will be subject to corporate-level U.S. federal (and any applicable state and/or local) income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level U.S. federal income tax should be substantially reduced or eliminated. See “Election to be Treated as a RIC” above for more information.

If we are unable to maintain our status as a RIC, we also would not be able to deduct distributions to stockholders, nor would distributions be required to be made. Distributions would generally be taxable as dividends to our stockholders to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, U.S. non-corporate stockholders generally would be eligible to treat such dividends as “qualified dividend income,” which generally would be subject to reduced rates of U.S. federal income tax, and dividends paid by us to certain U.S. corporate stockholders would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis in our common stock, and any remaining distributions would be treated as a capital gain. Moreover, if we fail to qualify as a RIC in any taxable year, to qualify again to be treated as a RIC for U.S. federal income tax purposes in a subsequent taxable year, we would be required to distribute our earnings and profits attributable to any of our non-RIC taxable years as dividends to our stockholders. In addition, if we fail to qualify as a RIC for a period greater than two consecutive taxable years, to qualify as a RIC in a subsequent taxable year we may be subject to corporate-level tax at regular corporate rates on any net built-in gains with respect to certain of our assets (that is, the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had sold the property at fair market value at the end of the taxable year) that we elect to recognize on requalification or when recognized over the next five taxable years.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations (and, in the case of a non-U.S. holder (as defined below), certain U.S. federal estate tax considerations) applicable to purchasing, owning, and disposing of the Notes. This summary addresses only those holders who purchase Notes in this offering at the public offering price. Moreover, this summary does not purport to be a complete description of the income tax considerations applicable to such an investment and does not address any state, local or non-U.S. income or other tax considerations. The discussion is based upon the Code, the regulations promulgated thereunder by the U.S. Department of the Treasury, or the “Treasury Regulations,” and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, potentially with retroactive effect. Investors should consult their own tax advisors with respect to tax considerations that pertain to their investment in the Notes.

This discussion deals only with Notes held as capital assets within the meaning of Section 1221 of the Code and does not cover possible income tax considerations to beneficial owners (referred to in this discussion as “holders”) with special circumstances, including, without limitation, the U.S. federal income tax consequences applicable to holders such as any government (or instrumentality or agency thereof), financial institutions, insurance companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies and regulated investment companies (and shareholders of such corporations), pension plans, trusts and estates, dealers in securities or currencies, traders in securities, U.S. expatriates and certain former citizens or long-term residents of the United States, persons holding the Notes as a hedge against currency risks or as a position in a “straddle,” “hedge,” “constructive sale transaction” or “conversion transaction”(as those terms are defined under the Code), entities that are tax-exempt for U.S. federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, pass- through entities (including partnerships and other entities and arrangements classified as partnerships for U.S. federal income tax purposes) and beneficial owners of such pass-through entities, persons holding the Notes as intermediaries, agents or nominees, or persons whose functional currency (as defined in Section 985 of the Code) is not the U.S. dollar. This discussion also does not address the U.S. federal income tax consequences to beneficial owners of the Notes subject to the special tax accounting rules under Section 451(b) of the Code. This discussion also does not deal with holders of the Notes other than original purchasers of the Notes who acquire the Notes in this offering for a price equal to their original issue price (i.e., the first price at which a substantial amount of the Notes is sold other than to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers). This discussion does not address the effects of other U.S. federal tax laws (such as estate (unless specifically discussed) and gift tax laws) and any applicable state, local or non-U.S. tax laws (except where otherwise indicated). Investors considering purchasing the Notes should consult their own tax advisors concerning the application of the U.S. federal, state and local tax laws to their individual circumstances, as well as any consequences to such investors relating to purchasing, owning and disposing of the Notes under the laws of any non-U.S. taxing jurisdiction.

For purposes of this discussion, the term “U.S. holder” means a holder of a Note that is, for U.S. federal income tax purposes, (i) an individual citizen or resident of the United States, including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code, (ii) a corporation, or any other entity treated as a corporation, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia (iii) a trust (a) subject to the control of one or more United States persons (as defined under Section 7701(a)(30) the Code) and the primary supervision of a court in the United States, or (b) that has in force a valid election (under applicable Treasury Regulations) to be treated as a United States person, or (iv) an estate the income of which is subject to U.S. federal income taxation regardless of its source. The term “non-U.S. holder” means a holder of a Note that is neither a U.S. holder nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes).

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds any Notes, the U.S. federal income tax treatment of a partner, member or owner of such entity generally will depend upon the status of such partner, member or owner, the activities of such entity and certain determinations made at the partner, member or owner level. Such entities holding Notes, and persons holding interests in such entities, should each consult their own tax advisors as to the consequences of investing in the Notes in their individual circumstances.

Taxation of U.S. Holders

Payments or accruals of interest on a Note generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder’s regular method of tax accounting.

Upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, retirement or other taxable disposition (excluding amounts representing accrued and unpaid interest, which are treated as ordinary income to the extent not previously included in income) and the U.S. holder’s adjusted tax basis in the Note. A U.S. holder’s adjusted tax basis in a Note generally will equal the U.S. holder’s initial investment in the Note, reduced by the amount of any bond premium previously amortized by the U.S. holder with respect to the Note as well as any cash payments on the Note other than qualified stated interest or increased by any OID previously included in the U.S. holder’s income with respect to a Note. Capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in the Note was more than one year. Long-term capital gains generally are taxed at reduced rates for individuals and certain other non-corporate U.S. holders, and the deductibility of capital losses is subject to limitations under the Code.

Taxation of Non-U.S. Holders

A non-U.S. holder generally will not be subject to U.S. federal income or withholding taxes on payments of principal or interest on a Note (including accruals of any OID), provided that (i) income on the Note is not effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States, (ii) in the case of interest income (including accruals of any OID), the non-U.S. holder is not a bank receiving interest described in Section 881(c)(3)(A) of the Code, does not own (actually or constructively) 10% or more of the total combined voting power of all classes of our stock and is not a controlled foreign corporation for U.S. federal income tax purposes that is related, directly or indirectly, to us through sufficient stock ownership and (iii) the non-U.S. holder provides, prior to payment, a statement on an IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable form) signed under penalties of perjury that includes the non-U.S. holder’s name and address and certifies that it is not a United States person in compliance with applicable requirements. If a non-U.S. holder holds a Note through an intermediary, agent or nominee, such intermediary, agent or nominee must also provide a valid intermediary withholding certificate that complies with the applicable Treasury Regulations.

The amount of interest paid to a non-U.S. holder on the Notes (including accruals of any OID) will be reported to the non-U.S. holder and the IRS annually on IRS Form 1042-S even if the non-U.S. holder is exempt from the U.S. federal income or withholding taxes described above. Copies of the information returns reporting those payments and the amounts withheld also may be made available to the tax authorities in the country where the non-U.S. holder is resident under the provisions of an applicable income tax treaty or agreement.

A non-U.S. holder that is not exempt from tax under these rules generally will be subject to U.S. federal income tax withholding on payments of interest on the Notes (including accruals of any OID) at a rate of 30% unless (i) the income is effectively connected with the conduct of a U.S. trade or business (and, if an income tax treaty applies, is attributable to a United States “permanent establishment” maintained by the non-U.S. holder), in which case the interest generally will be subject to U.S. federal income tax on a net income basis in the same manner as U.S. holders, or (ii) an applicable income tax treaty provides for a lower rate of, or exemption from, such withholding tax. To claim the benefit of an applicable income tax treaty, the non-U.S. holder must timely provide, prior to payment, a properly executed IRS Form W-8BEN or IRS Form W-BEN-E (or other applicable form) and, to claim exemption from withholding tax because the interest income is effectively connected with a U.S. trade or business, the non-U.S. holder must timely provide, prior to payment, a properly executed IRS Form W-8ECI (or other applicable form).

In the case of a non-U.S. holder that is a corporation and receives income that is effectively connected with the conduct of a U.S. trade or business, such income may also be subject to a branch profits tax (which is generally imposed on a non-U.S. corporation on the actual or deemed repatriation from the United States of earnings and profits attributable to a U.S. trade or business) at a 30% rate. The branch profits tax may not apply (or may apply at a reduced rate) if the non-U.S. holder is eligible for benefits under an applicable income tax treaty (which may be subject to conditions, including with respect to the non-U.S. holder’s residency and ownership).

Generally, a non-U.S. holder will not be subject to U.S. federal income or withholding taxes on any amount that constitutes capital gain upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, unless the gain is effectively connected with the conduct of a trade or business in the United States by the non-U.S. holder (and, if an income tax treaty applies, is attributable to a United States “permanent establishment” maintained by the non-U.S. holder). However, if an individual non-U.S. holder is present in the United States for at least 183 or more days during the taxable year in which the sale, exchange, redemption, retirement or other taxable disposition of a Note occurs and is not otherwise treated as a U.S. holder, and certain other conditions exist, such non-U.S. holder will be subject to a flat 30% U.S. federal income tax on any resulting gain (except to the extent otherwise provided by an applicable income tax treaty), which may be offset by certain U.S. losses. Non-U.S. holders should consult their own tax advisors with regard to whether taxes will be imposed on capital gain in their individual circumstances.

A Note that is held by an individual who, at the time of death, is not a citizen or resident of the United States (as specially defined for U.S. federal estate tax purposes) generally will not be subject to the U.S. federal estate tax, unless, at the time of death, (i) such individual directly or indirectly, actually or constructively, owns 10% or more of the total combined voting power of all classes of our stock entitled to vote within the meaning of Section 871(h)(3) of the Code and the Treasury Regulations thereunder or (ii) such individual’s interest in the Notes is effectively connected with the individual’s conduct of a United States trade or business.

Information Reporting and Backup Withholding

A U.S. holder may be subject to backup withholding on, and information reporting requirements with respect to, payments of principal or interest (including accruals of any OID) on, and proceeds from the sale, exchange, redemption, retirement or other taxable disposition of, the Notes. In general, if a non-corporate U.S. holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable statutory rate may apply.

Non-U.S. holders generally are exempt from information reporting and backup withholding, if they provide an IRS Form W-8 BEN or IRS Form W-8BEN-E (or other applicable form) that demonstrates their qualification for exemption. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from a payment to a holder generally would be allowed as a refund or a credit against such holder’s U.S. federal income tax provided the required information is timely furnished to the IRS.

Tax Shelter Reporting Regulations

Under applicable U.S. Treasury Regulations, if a U.S. holder recognizes a loss with respect to the Notes of $2 million or more for a non-corporate U.S. holder or $10 million or more for a corporate U.S. holder in any single taxable year (or a greater loss over a combination of taxable years), the U.S. holder may be required to file with the IRS a disclosure statement on IRS Form 8886. Direct U.S. holders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, U.S. holders of securities issued by a RIC are not exempt from such reporting. Future guidance may extend the current exception from this reporting requirement to U.S. holders of securities issued by most or all RICs. The fact that a loss is reportable under these U.S. Treasury Regulations does not affect the legal determination of whether a taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. holders of the Notes should consult their own tax advisors to determine the applicability of these U.S. Treasury Regulations in light of their individual circumstances.

Medicare Tax on Net Investment Income

A 3.8% tax is imposed under Section 1411 of the Code on the “net investment income” of certain U.S. citizens and residents and on the undistributed net investment income of certain estates and trusts. Among other items, net investment income generally includes payments of interest (including accruals of any OID) on, and net gains recognized from the sale, exchange, redemption, retirement or other taxable disposition of, the Notes, less certain deductions. Prospective investors in the Notes should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.

Foreign Account Tax Compliance Act

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury Department to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding tax on certain payments to certain foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person.

Depending on the status of a beneficial owner and the status of the intermediaries through which they hold their Notes, beneficial owners could be subject to this 30% withholding tax with respect to interest paid on the Notes. Under certain circumstances, a beneficial owner might be eligible for refunds or credits of such taxes.

THE PRECEDING DISCUSSION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF ALL THE APPLICABLE TAX CONSEQUENCES TO A HOLDER OF PURCHASING, OWNING OR DISPOSING OF THE NOTES, NOR IS IT INTENDED TO CONSTITUTE TAX ADVICE. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF AN INVESTMENT IN THE NOTES IN THEIR INDIVIDUAL CIRCUMSTANCES.

UNDERWRITING

We intend to offer the Notes through the underwriters named in the table below.    and    are acting as joint bookrunners and representatives of the several underwriters. Subject to the terms and conditions described in an underwriting agreement among us and the underwriters, we have agreed to sell to the underwriters, and each underwriter has severally agreed to purchase from us, the aggregate principal amount of Notes set forth opposite the underwriter’s name:

Name	Principal Amount of Notes to be Purchased
$
$
$
$
$
$
$
$
$
$
$
$
$
$

Total	$

The underwriting agreement provides that the obligations of the underwriters to purchase the Notes included in this offering are subject to certain conditions precedent, including the absence of any material adverse change in our business and the receipt of certain certificates, opinions and letters from us, our counsel and our independent registered public accounting firm. The underwriters are committed to purchase all of the Notes offered by us, other than those covered by the over-allotment option, if they purchase any of the Notes. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

We have agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act and breaches of representations and warranties set forth in the underwriting agreement, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

Commissions and Discounts

The underwriters have advised us that they propose initially to offer the Notes to the public at the public offering price on the cover page of this prospectus and to certain other Financial Industry Regulatory Authority (FINRA) members at that price less a concession not in excess of $     per Note. After the public offering, the public offering price, concession and discount may be changed. No such change shall change the amount of proceeds to be received by us as set forth on the cover page of this prospectus.

The following table shows the per Note and total underwriting discounts and commissions we will pay to the underwriters assuming both no exercise and full exercise of the underwriters’ over-allotment option.

	Per Note	Without Option	With Option
Public offering price	%	$	$
Underwriting discount	%	$	$
Proceeds to us, before expenses	%	$	$

The expenses of the offering, not including the underwriting discount, are estimated at $    and are payable by us.

Listing

An active trading market for the Notes does not currently exist, and we cannot assure you that an active and liquid market for the Notes will develop. We expect to list the Notes on, and we expect trading to commence thereon within 30 days of the issue date of the Notes under the trading symbol “    ”.

We have been advised by certain underwriters that they presently intend to make a market in the Notes after completion of the offering as permitted by applicable laws and regulations. However, the underwriters are not obligated to make a market in the Notes and any such market-making may be discontinued at any time in the sole discretion of such underwriters without any notice. Accordingly, no assurance can be given as to the liquidity of or, or maintenance of, a public trading market for the Notes. If an active public trading market for the Notes is not maintained, the market price and liquidity of the Notes may be adversely affected.

Over-Allotment Option

We have granted to the underwriters an option to purchase from us up to an additional $    aggregate principal amount of the Notes solely to cover over-allotments, if any, within 30 days from the date of this prospectus at the public offering price set forth on the cover of this prospectus less the sales load (underwriting discounts and commissions). The underwriters may exercise the option solely for the purpose of covering over- allotments, if any, in connection with this offering. If the underwriters exercise this over-allotment option, each will be obligated, subject to the specified conditions, to purchase a number of additional Notes proportionate to that underwriter’s initial principal amount reflected in the table above.

No Sales of Similar Securities

Subject to certain exceptions, we have agreed not to (i) directly or indirectly, offer, pledge, sell, contract to sell, grant any option for the sale of or otherwise transfer or dispose of any debt securities issued or guaranteed by the Company or any securities convertible into or exercisable or exchangeable for debt securities issued or guaranteed by the Company or file any registration statement under the Securities Act with respect to any of the foregoing or (ii) enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any Notes whether any such swap or transaction is to be settled by delivery of Notes or other securities, in cash or otherwise for 30 days after the date of this prospectus without first obtaining the written consent of the representatives. This consent may be given at any time without public notice.

Price Stabilization and Short Positions

In connection with the offering, the underwriters may purchase and sell the Notes in the open market. These transactions may include over-allotment transactions. Over-allotment involves sales of securities in excess of the aggregate principal amount of securities to be purchased by the underwriters in the offering, which creates a short position for the underwriters. Covering transactions involve purchases of the securities in the open market after the distribution has been completed in order to cover short positions. Stabilizing transactions consist of certain bids or purchases of securities made for the purpose of preventing or retarding a decline in the market price of the securities while the offering is in progress.

Any of these activities may cause the price of the Notes to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be effected in the over-the- counter market or otherwise and, if commenced, may be discontinued at any time without any notice relating thereto.

Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Notes. In addition, neither we nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Other Relationships

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making and brokerage and other financing and non-financial activities and services. The underwriters and their respective affiliates have provided in the past to the Company and may provide from time to time in the future in the ordinary course of their business certain commercial banking, financial advisory, investment banking and other services to us for which they have received or will be entitled to receive separate fees and expenses. In particular, the underwriters or their affiliates may execute transactions with or on behalf of the Company. In addition, the underwriters or their affiliates may act as arrangers, underwriters or placement agents for companies whose securities are sold to us.

The underwriters or their affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to us or any of the portfolio companies.

We may purchase securities of third parties from the underwriters or their affiliates after the offering. However, we have not entered into any agreement or arrangement regarding the acquisition of any such securities, and we may not purchase any such securities. We would only purchase any such securities if, among other things, we identified securities that satisfied our investment needs and completed our due diligence review of such securities.

After the date of this prospectus, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public.

Any such information is obtained by the underwriters and their affiliates in the ordinary course of their business and not in connection with the offering of the common stock. In addition, after the offering period for the sale of our common stock, the underwriters or their affiliates may develop analyses or opinions related to the Company or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding the Company to our stockholders.

In the ordinary course of their business activities, the underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

Certain of the underwriters and their affiliates were underwriters in connection with our initial public offering and our subsequent common stock offerings and debt offerings for which they received customary fees.

Alternative Settlement

We expect that delivery of the Notes will be made to investors on or about    , 2026, which will be the    business day following the pricing of the Notes (such settlement being herein referred to as

“T+    ”). Under Rule 15c6-1 of the Exchange Act trades in the secondary market generally are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes prior to one business day before the date of delivery will be required, by virtue of the fact that the Notes initially will settle T+    , to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes prior to one business day before the date of delivery should consult their own advisor.

Principal Business Addresses

The principal business addresses of the underwriters are:   .

Indemnification

Agents and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Other Jurisdictions

Other than in the United States, no action has been taken by us or the underwriters that would permit a public offering of the Notes offered by this prospectus and the accompanying prospectus in any jurisdiction where action for that purpose is required. The Notes offered by this prospectus and the accompanying prospectus may not be offered or sold, directly or indirectly, nor may this prospectus and the accompanying prospectus or any other offering material or advertisements in connection with the offer and sale of any such securities be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus and the accompanying prospectus comes are advised to inform themselves about and to observe any restrictions relating to the offering and the distribution of this prospectus. This prospectus and the accompanying prospectus do not constitute an offer to sell or a solicitation of an offer to buy any Notes offered by this prospectus and the accompanying prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

LEGAL MATTERS

Certain legal matters regarding the Notes offered by this prospectus will be passed upon for us by Dechert LLP, Boston, Massachusetts and by Venable LLP, as special Maryland counsel. Certain legal matters will be passed upon for underwriters by Kirkland & Ellis LLP, Washington, D.C.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of PennantPark Investment Corporation as of September 30, 2025 and 2024 and for each of the years in the three-year period ended September 30, 2025 and the effectiveness of internal control over financial reporting as of September 30, 2025 incorporated in this prospectus by reference from the PennantPark Investment Corporation Annual Report on Form 10-K for the year ended September 30, 2025 have been audited by RSM US LLP, an independent registered public accounting firm located at 151 West 42nd Street 19th Floor, New York, NY 10036, as stated in their reports thereon, incorporated herein by reference, and have been incorporated in this prospectus and registration statement in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.

The senior securities table of ours included in this prospectus has been included in reliance upon the report of RSM US LLP, an independent registered public accounting firm, as stated in their report filed as exhibit (n)(4) to the registration statement of which this prospectus is a part.

INDEPENDENT AUDITORS

The consolidated financial statements of PennantPark Senior Loan Fund, LLC as of September 30, 2025, September 30, 2024 and September 30, 2023 and for the years then ended included as exhibits 99.3 and 99.4 in our Annual Report on Form 10-K for the fiscal year ended September 30, 2025 have been incorporated herein by reference, and have been incorporated in this prospectus and registration statement in reliance upon such report and upon the authority of RSM US LLP as experts in accounting and auditing.

The consolidated financial statements of AKW Holdings Limited (“AKW”) and its subsidiaries as of and for the year ended December 31, 2025 included as exhibit 99.5 in our Annual Report on Form 10-K/A for the fiscal year ended September 30, 2025, have been incorporated by reference in this Prospectus and in the Registration Statement in reliance on the report of KPMG Audit Limited (“KPMG Bermuda”), an independent auditor, and upon the authority of said firm as experts in auditing and accounting.

The audit report covering the December 31, 2025 consolidated financial statements contains an emphasis paragraph that refers to the certain differences between accounting principles generally accepted in the United Kingdom from US generally accepted accounting principles, and another matter paragraph that states that the comparative 2024 and 2023 financial statements were not audited, reviewed, or compiled by KPMG Bermuda.

KPMG Bermuda audited the consolidated financial statements of AKW, as of and for the year ended December 31, 2025 and was in compliance with the independence requirements of the United Kingdom (the Financial Reporting Council’s (“FRC”) Ethical Standard and the International Ethics Standards Board for Accountants’ Code of Ethics (“IESBA”)) for such period and when the respective audit report included in this Prospectus was issued. As of September 30, 2025, AKW became a ‘significant subsidiary’ of PNNT within the meaning of Regulation S-X and KPMG Bermuda was required to be independent of AKW under SEC independence rules and regulations for the first time. KPMG Bermuda performed an independence evaluation to determine whether it was so independent for the year ended December 31, 2025 and identified that during 2025, two independent member firms of the KPMG global organization affiliated with KPMG International Limited, hereinafter referred to as the KPMG Bermuda affiliates, provided non-audit services pursuant to separate engagements between a controlled subsidiary of AKW related to corporate secretarial services, on the one hand, and AKW related to transfer pricing services, on the other hand. These engagements were impermissible when evaluated under the auditor independence standards of Regulation S-X. The KPMG Bermuda affiliates that engaged in delivery of these services did not provide any audit services to us and did not include RSM US LLP (RSM US LLP being our auditor) or any of its staff. Under local and IESBA rules, these services were permissible.

These impermissible non-audit services were related to certain corporate secretarial and transfer pricing services and did not relate to the core group business activities that are included in our consolidated financial statements. None of the deliverables under the services were subject to audit procedures performed by KPMG Bermuda as part of their audit of AKW or performed by RSM US LLP as part of our audit, and the services had no impact on the internal control over our financial reporting. The KPMG Bermuda affiliate engaged by AKW earned fees of approximately 53,000 GBP ($70,000 USD equivalent) in the aggregate for 2024 and 2025 in relation to these non-audit services. Collectively, these fees were insignificant to the business of the relevant KPMG Bermuda affiliates providing the services as well as to AKW. The management of the controlled subsidiary of AKW retained all decision making and ultimate responsibility for the service provided, and the service was completed and exited in January 2026 prior to KPMG Bermuda being engaged for the US GAAS audit of AKW. The management of AKW retained all decision making and ultimate responsibility for the service provided to AKW.

KPMG Bermuda has considered the impact that these impermissible non-audit services may have had on KPMG Bermuda’s objectivity and impartiality with respect to its audit of AKW. Considering the facts presented, our audit committee, the board of directors of AKW, and KPMG Bermuda have concluded these non-audit services did not affect KPMG Bermuda’s ability to exercise objective and impartial judgment on all issues encompassed within the audit engagement performed by KPMG Bermuda for AKW’s consolidated financial statements for the year ended December 31, 2025, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

INCORPORATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” certain information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document.

Where expressly set forth above, this prospectus incorporates by reference the documents set forth below that has previously been filed with the SEC:

•	our Annual Report on Form 10-K for the fiscal year ended September 30, 2025, filed with the SEC on November 24, 2025;

•	our Annual Report on Form 10-K/A for the fiscal year ended September 30, 2025, filed with the SEC on January 23, 2026; and

•	our Annual Report on Form 10-K/A for the fiscal year ended September 30, 2025, filed with the SEC on July 1, 2026.

To obtain copies of these filings, see “Available Information.”

AVAILABLE INFORMATION

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us at (786) 297-9500 or on our website at www.pennantpark.com. Except for the documents incorporated by reference into this prospectus, the information on our website is not part of this prospectus. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available free of charge on the SEC’s Internet website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by sending a request by email to: publicinfo@sec.gov.

INDEX TO FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(In thousands, except share and per share data)

	June 30, 2026 (unaudited)	September 30, 2025
Assets
Investments at fair value
Non-controlled, non-affiliated investments (amortized cost—$850,440 and $853,416, respectively)	$834,543	$857,415
Non-controlled, affiliated investments (amortized cost—$36,561 and $36,561, respectively)	—	4,891
Controlled, affiliated investments (amortized cost—$341,190 and $346,911, respectively)	358,629	424,967

Total investments (amortized cost—$1,228,191 and $1,236,888, respectively)	1,193,172	1,287,273
Cash equivalents (cost—$11,542 and $30,711, respectively)	11,542	30,711
Cash (cost—$27,710 and $21,028, respectively)	27,710	21,072
Interest receivable	5,549	5,261
Receivable for investments sold	19,594	—
Distribution receivable	4,415	4,694
Due from affiliates	98	168
Prepaid expenses and other assets	892	375

Total assets	1,262,972	1,349,554

Liabilities
Truist Credit Facility payable, at fair value (cost—$311,456 and $426,456, respectively)	309,755	425,477
2026 Notes payable (par—zero and $150,000, unamortized deferred financing cost of $— and $527, respectively)	—	149,473
2026 Notes-2 payable (par—$165,000, unamortized deferred financing cost of $427 and $1,067, respectively)	164,573	163,933
2029 Notes payable (par—$75,000 and zero, respectively, unamortized deferred financing cost of $1,393 and $—, respectively)	73,607	—
Payable for investment purchased	269,308	130,007
Interest payable on debt	4,046	6,281
Distributions payable	5,224	—
Accounts payable and accrued expenses	3,046	4,342
Base management fee payable	3,500	4,005
Incentive fee payable	1,881	2,086

Total liabilities	834,940	885,604

Commitments and contingencies (See Note 11)
Net assets
Common stock, 65,296,094 and 65,296,094 shares issued and outstanding, respectively Par value $0.001 per share and 200,000,000 shares authorized	65	65
Paid-in capital in excess of par value	740,506	740,506
Accumulated deficit	(312,539)	(276,621)

Total net assets	$428,032	$463,950

Total liabilities and net assets	$1,262,972	$1,349,554

Net asset value per share	$6.56	$7.11

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(In thousands, except per share data)

	Three Months Ended June 30,		Nine Months Ended June 30,
	2026	2025	2026	2025
Investment income:
From non-controlled, non-affiliated investments:
Interest	$11,979	$12,659	$37,522	$46,411
Payment-in-kind	1,866	1,569	6,374	4,554
Dividend income	286	560	818	1,566
Other income	276	617	661	1,319
From controlled, affiliated investments:
Interest	6,174	8,217	18,748	23,360
Payment-in-kind	—	355	—	1,178
Dividend income	4,184	5,578	12,830	16,008
Other income	—	—	—	27

Total investment income	24,765	29,555	76,953	94,423

Expenses:
Interest and expenses on debt	8,817	9,196	27,424	31,254
Base management fee	3,500	3,889	11,021	12,174
Incentive fee	1,881	2,502	3,862	7,682
General and administrative expenses	1,050	1,050	2,900	3,450
Administrative services expenses	450	450	1,350	1,400

Expenses before amendment costs, debt issuance costs and provision for taxes	15,698	17,087	46,557	55,960

Provision for taxes on net investment income	200	670	1,310	1,920
Credit facility amendment and debt issuance costs	—	—	3,885	324

Total expenses	15,898	17,757	51,752	58,204

Net investment income	8,867	11,798	25,201	36,219

Realized and unrealized gain (loss) on investments and debt:
Net realized gain (loss) on investments and debt:
Non-controlled, non-affiliated investments	12,056	(475)	8,668	(30,749)
Non-controlled and controlled, affiliated investments	—	—	61,986	—
Provision for taxes on realized gain on investments	(22)	(1)	(35)	(50)

Net realized gain (loss) on investments and debt	12,034	(476)	70,619	(30,799)

Net change in unrealized appreciation (depreciation) on:
Non-controlled, non-affiliated investments	(19,487)	(547)	(19,944)	12,594
Non-controlled and controlled, affiliated investments	3,329	347	(65,504)	16,699
Debt appreciation (depreciation)	(274)	(2,972)	723	(1,023)

Net change in unrealized appreciation (depreciation) on investments and debt	(16,432)	(3,172)	(84,725)	28,270

Net realized and unrealized gain (loss) from investments and debt	(4,398)	(3,648)	(14,106)	(2,529)

Net increase (decrease) in net assets resulting from operations	$4,469	$8,150	$11,095	$33,690

Net increase (decrease) in net assets resulting from operations per common share	$0.07	$0.12	$0.17	$0.52

Net investment income per common share	$0.14	$0.18	$0.39	$0.55

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

(In thousands, except share data)

	Three Months Ended June 30,		Nine Months Ended June 30,
	2026	2025	2026	2025
Net increase (decrease) in net assets resulting from operations:
Net investment income	$8,867	$11,798	$25,201	$36,219
Net realized gain (loss) on investments and debt	12,056	(475)	70,654	(30,749)
Net change in unrealized appreciation (depreciation) on investments	(16,158)	(200)	(85,448)	29,293
Net change in provision for taxes on net realized gain (loss) on investments	(22)	(1)	(35)	(50)
Net change in unrealized appreciation (depreciation) on debt	(274)	(2,972)	723	(1,023)

Net increase (decrease) in net assets resulting from operations	4,469	8,150	11,095	33,690

Distributions to stockholders:
Distribution of net investment income	(15,671)	(15,671)	(47,013)	(47,013)

Total distributions to stockholders	(15,671)	(15,671)	(47,013)	(47,013)
Net increase (decrease) in net assets	(11,202)	(7,521)	(35,918)	(13,323)

Net assets:
Beginning of period	439,234	488,106	463,950	493,908

End of period	$428,032	$480,585	$428,032	$480,585

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(In thousands)

	Nine Months Ended June 30,
	2026	2025
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$11,095	$33,690
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net change in net unrealized (appreciation) depreciation on investments	85,448	(29,293)
Net change in unrealized appreciation (depreciation) on debt	(723)	1,023
Net realized (gain) loss on investments	(70,654)	30,749
Net accretion of discount and amortization of premium	(1,377)	(3,144)
Purchases of investments	(988,730)	(908,102)
Payment-in-kind income	(6,374)	(5,732)
Proceeds from dispositions of investments	1,075,905	1,071,812
Amortization of deferred financing costs	1,392	1,316
(Increase) or Decrease in:
Interest receivable	(288)	661
Receivables from investments sold	(19,594)	—
Distribution receivable	279	(415)
Due from affiliates	70	138
Prepaid expenses and other assets	(518)	73
Increase or (Decrease) in:
Due to affiliates	—	(33)
Payable for investments purchased	139,301	24,624
Interest payable on debt	(2,235)	(3,487)
Base management fee payable, net	(505)	(408)
Incentive fee payable	(205)	(555)
Accounts payable and accrued expenses	(1,296)	(355)

Net cash provided by (used in) operating activities	220,991	212,562

Cash flows from financing activities:
Distributions paid to stockholders	(41,790)	(47,014)
Repayment of 2026 Notes	(150,000)	—
Proceeds from 2029 Notes issuance	75,000	—
Capitalized borrowing costs	(1,618)	—
Borrowings under Truist Credit Facility	260,000	97,000
Repayments under Truist Credit Facility	(375,000)	(242,000)

Net cash provided by (used in) financing activities	(233,408)	(192,014)

Net increase (decrease) in cash and cash equivalents	(12,417)	20,548
Effect of exchange rate changes on cash	(114)	137
Cash and cash equivalents, beginning of period	51,783	49,861

Cash and cash equivalents, end of period	$39,252	$70,546

Supplemental disclosures:
Interest paid	$28,267	$33,425

Taxes paid	$2,100	$2,850

Non-cash exchanges and conversions	$848	$23,229

Non-cash purchases and disposition of investments	$—	$26,250

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2026

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies - 195.0% (1), (2)
First Lien Secured Debt - 86.7% of Net Assets
ACP Avenu Buyer, LLC - Unfunded Term Loan (7)	10/02/2023	04/21/2027	Business Services	—	—	3,479	$—	$(52)
ACP Avenu Buyer, LLC - Funded Revolver	10/02/2023	10/02/2029	Business Services	8.58%	3M SOFR+500	543	543	533
ACP Avenu Buyer, LLC - Unfunded Revolver (7)	10/02/2023	10/02/2029	Business Services	—	—	1,892	—	(38)
ACP Falcon Buyer, Inc. - Unfunded Revolver (7)	07/26/2023	08/01/2029	Business Services	—	—	2,533	—	—
Ad.net Acquisition, LLC	05/04/2021	05/08/2028	Media	9.99%	3M SOFR+626	96	95	95
Ad.net Acquisition, LLC - Funded Revolver	05/04/2021	05/08/2028	Media	9.99%	3M SOFR+626	267	267	265
Ad.net Acquisition, LLC - Unfunded Revolver (7)	05/04/2021	05/08/2028	Media	—	—	178	—	(1)
Adweek Purchaser, LLC	05/31/2024	05/31/2027	Printing and Publishing	10.62%	3M SOFR+700	2,100	2,086	2,100
Adweek Purchaser, LLC - Unfunded Term Loan (7)	05/31/2024	05/31/2027	Printing and Publishing	—	—	300	—	5
AFC-Dell Holding Corp.	12/12/2023	04/09/2027	Distribution	8.67%	3M SOFR+500	213	213	213
AFC-Dell Holding Corp. - Unfunded Term Loan (7)	12/12/2023	04/09/2027	Distribution	—	—	4,281	—	—
AFC-Dell Holding Corp. - Funded Revolver	12/12/2023	10/09/2028	Distribution	8.67%	3M SOFR+500	178	178	178
AFC-Dell Holding Corp. - Unfunded Revolver (7)	12/12/2023	10/09/2028	Distribution	—	—	1,066	—	—
Anteriad, LLC (f/k/a MeritDirect, LLC) - Funded Revolver	05/21/2019	12/31/2027	Media	11.50%	3M SOFR+475	461	461	456
Anteriad, LLC (f/k/a MeritDirect, LLC) - Unfunded Revolver (7)	05/21/2019	12/31/2027	Media	—	—	1,152	—	(12)
Aphix Buyer, Inc	07/17/2025	07/17/2031	Business Services	8.39%	3M SOFR+475	3,890	3,867	3,890
Aphix Buyer, Inc - Unfunded Term Loan (7)	07/17/2025	07/16/2027	Business Services	—	—	5,268	—	33
Aphix Buyer, Inc - Unfunded Revolver (7)	07/17/2025	07/17/2031	Business Services	—	—	2,389	—	—
APT OPCO, LLC - Unfunded Term Loan (7)	09/29/2025	09/30/2027	Healthcare, Education and Childcare	—	—	1,228	—	8
APT OPCO, LLC - Unfunded Revolver (7)	09/29/2025	09/30/2031	Healthcare, Education and Childcare	—	—	1,228	—	—
Arcfield Acquisition Corp. - Unfunded Revolver (7)	10/28/2024	10/28/2031	Aerospace and Defense	—	—	2,085	—	—
Archer Lewis, LLC	08/28/2024	08/28/2029	Business Services	9.48%	3M SOFR+575	1,377	1,366	1,339
Archer Lewis, LLC - Unfunded Term Loan (7)	08/28/2024	08/28/2026	Business Services	—	—	5,329	—	(93)
Archer Lewis, LLC - Funded Revolver	08/28/2024	08/28/2029	Business Services	9.48%	3M SOFR+575	1,304	1,304	1,268
Argano, LLC	09/13/2024	09/13/2029	Business Services	9.15%	3M SOFR+550	7,401	7,341	7,327
Argano, LLC - Unfunded Revolver (7)	09/13/2024	09/13/2029	Business Services	—	—	794	—	(8)

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) - continued

June 30, 2026

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Azureon, LLC	06/26/2024	06/26/2029	Diversified Conglomerate Service	9.48%	3M SOFR+575	5,708	$5,669	$5,651
Azureon, LLC - Unfunded Term Loan (7)	06/26/2024	11/26/2027	Diversified Conglomerate Service	—	—	6,067	—	(15)
Azureon, LLC - Funded Revolver	06/26/2024	06/26/2029	Diversified Conglomerate Service	9.48%	3M SOFR+575	800	800	792
Azureon, LLC - Unfunded Revolver (7)	06/26/2024	06/26/2029	Diversified Conglomerate Service	—	—	897	—	(9)
Beacon Behavioral Support Service, LLC - Unfunded Term Loan - 3rd Amendment (7)	06/21/2024	06/21/2027	Healthcare, Education and Childcare	—	—	5,470	—	55
Beacon Behavioral Support Service, LLC - Funded Revolver	06/21/2024	06/21/2029	Healthcare, Education and Childcare	9.23%	3M SOFR+550	559	559	559
Beacon Behavioral Support Service, LLC - Unfunded Revolver (7)	06/21/2024	06/21/2029	Healthcare, Education and Childcare	—	—	1,211	—	—
Berwick Industrial Park	04/26/2022	11/02/2026	Buildings and Real Estate	13.00%	—	4,000	4,018	3,992
Best Practice Associates, LLC - Unfunded Revolver (7)	11/07/2024	11/08/2029	Aerospace and Defense	—	—	1,929	—	(29)
Beta Plus Technologies, Inc.	06/28/2022	07/02/2029	Business Services	9.48%	3M SOFR+575	10,549	10,398	10,443
BioDerm, Inc. - Funded Revolver	01/30/2023	01/31/2028	Healthcare, Education and Childcare	10.12%	3M SOFR+650	1,071	1,071	1,061
Blackhawk Industrial Distribution, Inc.	06/27/2022	09/17/2026	Distribution	9.11%	3M SOFR+540	1,262	1,261	1,243
Blackhawk Industrial Distribution, Inc. - Funded Revolver	06/27/2022	09/17/2026	Distribution	9.59%	3M SOFR+590	3,001	3,001	2,956
Blackhawk Industrial Distribution, Inc. - Unfunded Revolver (7)	06/27/2022	09/17/2026	Distribution	—	—	1,870	—	(28)
BLC Holding Company, Inc.	11/20/2024	11/20/2030	Business Services	8.20%	3M SOFR+450	2,638	2,618	2,638
BLC Holding Company, Inc. - Unfunded Term Loan (7)	11/20/2024	11/20/2026	Business Services	—	—	4,087	—	31
BLC Holding Company, Inc. - Unfunded Revolver (7)	11/20/2024	11/20/2030	Business Services	—	—	3,005	—	—
Blue Cloud Pediatric Surgery Centers, LLC	08/12/2025	01/21/2031	Healthcare Providers & Services	8.63%	3M SOFR+500	1,372	1,360	1,362
Blue Cloud Pediatric Surgery Centers, LLC - Unfunded Term Loan (7)	08/12/2025	07/30/2027	Healthcare Providers & Services	—	—	1,379	—	3
Bluebird Parent, Inc.			Business Services	8.91%	3M SOFR+525	750	745	745
Bluebird Parent, Inc. - Unfunded Term Loan (7)			Business Services	—	—	138	—	—
Bluebird Parent, Inc. - Funded Revolver			Business Services	8.95%	3M SOFR+525	9	9	9
Bluebird Parent, Inc. - Unfunded Revolver (7)			Business Services	—	—	83	—	—
Boss Industries, LLC - Unfunded Revolver (7)	12/27/2024	12/27/2030	Conglomerate Manufacturing	—	—	1,306	—	—
By Light Professional IT Services, LLC	07/15/2025	07/15/2031	Business Services	9.14%	3M SOFR+550	2,648	2,629	2,608
By Light Professional IT Services, LLC - Funded Revolver	07/15/2025	07/15/2031	Business Services	9.15%	3M SOFR+550	494	494	487

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) - continued

June 30, 2026

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
By Light Professional IT Services, LLC - Unfunded Revolver (7)	07/15/2025	07/15/2031	Business Services	—	—	494	$—	$(7)
Capital Construction, LLC	06/30/2025	10/22/2026	Consumer Services	9.59%	3M SOFR+590	5,571	5,562	5,404
Carisk Buyer, Inc. - Unfunded Term Loan (7)	11/27/2023	12/03/2029	Healthcare, Education and Childcare	—	—	4,813	—	72
Carisk Buyer, Inc. - Unfunded Term Loan 2 (7)	11/27/2023	12/03/2029	Healthcare, Education and Childcare	—	—	1,528	—	19
Carisk Buyer, Inc. - Unfunded Revolver (7)	11/27/2023	12/03/2029	Healthcare, Education and Childcare	—	—	1,750	—	9
Carnegie Dartlet, LLC - Unfunded Revolver (7)	02/07/2024	02/07/2030	Education	—	—	3,339	—	(25)
Cartessa Aesthetics, LLC	06/01/2022	06/14/2028	Distribution	9.48%	3M SOFR+575	14,819	14,702	14,819
Cartessa Aesthetics, LLC - Unfunded Revolver (7)	06/01/2022	06/14/2028	Distribution	—	—	3,563	—	—
Case Works, LLC	10/01/2024	10/01/2029	Business Services	8.98%	3M SOFR+525	846	840	833
Case Works, LLC - Funded Revolver	10/01/2024	10/01/2029	Business Services	8.95%	3M SOFR+525	1,425	1,425	1,404
Case Works, LLC - Unfunded Revolver (7)	10/01/2024	10/01/2029	Business Services	—	—	462	—	(7)
CF512, Inc. - Funded Revolver	08/17/2021	09/01/2026	Media	9.66%	3M SOFR+602	82	82	82
CF512, Inc. - Unfunded Revolver (7)	08/17/2021	09/01/2026	Media	—	—	827	—	—
CJX Borrower, LLC	07/08/2021	07/13/2027	Media	9.44%	3M SOFR+576	431	408	422
CJX Borrower, LLC - Unfunded Term Loan (7)	07/08/2021	07/13/2027	Media	—	—	37	—	6
CJX Borrower, LLC - Funded Revolver	07/08/2021	07/13/2027	Media	9.44%	3M SOFR+576	1,339	1,339	1,312
CJX Borrower, LLC - Unfunded Revolver (7)	07/08/2021	07/13/2027	Media	—	—	536	—	(11)
Cornerstone Advisors of Arizona, LLC	05/13/2025	05/13/2032	Consulting Services	8.48%	3M SOFR+475	30	30	30
Cornerstone Advisors of Arizona, LLC - Unfunded Revolver (7)	05/13/2025	05/13/2032	Consulting Services	—	—	797	—	(4)
Commercial Fire Protection Holdings, LLC	09/23/2024	09/23/2030	Business Services	8.23%	3M SOFR+450	1,864	1,852	1,864
Commercial Fire Protection Holdings, LLC - Unfunded Term Loan (7)	09/23/2024	09/23/2026	Business Services	—	—	4,756	—	36
Commercial Fire Protection Holdings, LLC - Unfunded Revolver (7)	09/23/2024	09/23/2030	Business Services	—	—	2,486	—	—
Crane 1 Services, Inc. - Funded Revolver	06/10/2024	08/16/2027	Personal, Food and Miscellaneous Services	9.51%	3M SOFR+586	87	87	86
Crane 1 Services, Inc. - Unfunded Revolver (7)	06/10/2024	08/16/2027	Personal, Food and Miscellaneous Services	—	—	348	—	(3)
CTC Purchaser, LLC	05/18/2026	05/16/2031	Distribution	9.40%	3M SOFR+575	388	384	384
CTC Purchaser, LLC - Unfunded Term Loan (7)	05/18/2026	05/15/2028	Distribution	—	—	442	—	—
CTC Purchaser, LLC - Funded Revolver	05/18/2026	05/16/2031	Distribution	9.48%	3M SOFR+575	53	53	53
CTC Purchaser, LLC - Unfunded Revolver (7)	05/18/2026	05/16/2031	Distribution	—	—	80	—	—

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) - continued

June 30, 2026

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
C5MI Acquisition, LLC - Funded Revolver	07/31/2024	07/31/2029	Business Services	9.73%	3M SOFR+600	1,653	$1,653	$1,653
C5MI Acquisition, LLC - Unfunded Revolver (7)	07/31/2024	07/31/2029	Business Services	—	—	2,480	—	—
DRS Holdings III, Inc.	11/01/2019	11/01/2028	Consumer Products	8.89%	3M SOFR+525	1,405	1,398	1,399
DRS Holdings III, Inc. - Unfunded Revolver (7)	11/01/2019	11/01/2028	Consumer Products	—	—	608	—	(2)
Duggal Acquisition, LLC	09/30/2024	09/30/2030	Marketing Services	8.41%	3M SOFR+475	1,011	1,007	1,011
Duggal Acquisition, LLC - Unfunded Term Loan (7)	09/30/2024	09/30/2026	Marketing Services	—	—	1,021	—	10
Duggal Acquisition, LLC - Unfunded Revolver (7)	09/30/2024	09/30/2030	Marketing Services	—	—	2,561	—	—
DX Electric Company, LLC - Unfunded Revolver (7)	10/01/2025	10/01/2031	Electronics	—	—	1,257	—	—
Dynata, LLC - Last-Out Term Loan	07/15/2024	10/16/2028	Business Services	9.40%	3M SOFR+576	83	83	32
EDS Buyer, LLC - Unfunded Revolver (7)	12/19/2022	01/10/2029	Aerospace and Defense	—	—	1,915	—	—
Elektrik App, Inc.	05/29/2026	05/28/2032	Electronics	9.23%	3M SOFR+550	4,803	4,755	4,755
Elektrik App, Inc. - Funded Revolver	05/29/2026	05/28/2032	Electronics	9.23%	3M SOFR+550	298	298	298
Elektrik App, Inc. - Unfunded Revolver (7)	05/29/2026	05/28/2032	Electronics	—	—	2,185	—	—
Emergency Care Partners, LLC - Unfunded Term Loan (7)	10/18/2024	10/19/2026	Healthcare, Education and Childcare	—	—	1,530	—	—
Emergency Care Partners, LLC - Unfunded Revolver (7)	10/18/2024	10/18/2027	Healthcare, Education and Childcare	—	—	641	—	—
ENC Parent Corporation	07/11/2024	08/21/2028	Business Services	8.24%	3M SOFR+451	3,391	3,122	2,899
ETE Intermediate II, LLC - Funded Revolver	05/24/2023	05/29/2029	Personal, Food and Miscellaneous Services	8.68%	3M SOFR+500	331	331	331
ETE Intermediate II, LLC - Unfunded Revolver (7)	05/24/2023	05/29/2029	Personal, Food and Miscellaneous Services	—	—	1,325	—	—
Eval Home Health Solutions Intermediate, LLC - Unfunded Revolver (7)	05/10/2024	05/10/2030	Healthcare, Education and Childcare	—	—	822	—	—
Exigo Intermediate II, LLC	03/10/2022	03/15/2027	Business Services	10.07%	3M SOFR+635	23,690	23,637	20,729
Exigo Intermediate II, LLC - Unfunded Revolver (7)	03/10/2022	03/15/2027	Business Services	—	—	1,856	—	(232)
Express Wash Intermediate, LLC	07/14/2022	04/10/2031	Auto Sector	9.92%	3M SOFR+625	9,900	9,857	9,677
Express Wash Intermediate, LLC - Unfunded Revolver (7)	07/14/2022	04/10/2031	Auto Sector	—	—	609	—	(14)
First Medical MSO, LLC	06/13/2025	06/13/2031	Healthcare, Education and Childcare	9.42%	3M SOFR+575	4,634	4,593	4,518
First Medical MSO, LLC - Unfunded Term Loan (7)	06/13/2025	06/13/2027	Healthcare, Education and Childcare	—	—	2,820	—	(42)
First Medical MSO, LLC - Funded Revolver	06/13/2025	06/13/2031	Healthcare, Education and Childcare	12.50%	3M SOFR+575	300	300	293
First Medical MSO, LLC - Unfunded Revolver (7)	06/13/2025	06/13/2031	Healthcare, Education and Childcare	—	—	300	—	(8)

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) - continued

June 30, 2026

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Five Star Buyer, Inc. (10)	02/21/2023	02/23/2028	Leisure, Amusement, Motion Pictures, Entertainment	—	—	197	$196	$180
Five Star Buyer, Inc. - Unfunded Revolver (7), (10)	02/21/2023	02/23/2028	Leisure, Amusement, Motion Pictures, Entertainment	—	—	370	—	(31)
GALT NEWCO, LLC - Unfunded Revolver (7)	03/27/2026	03/29/2032	Aerospace and Defense	—	—	283	—	(2)
Gauge ETE Blocker, LLC	05/24/2023	05/21/2029	Personal, Food and Miscellaneous Services	PIK 12.56%	—	313	313	313
Graffiti Buyer, Inc.	10/25/2022	08/10/2027	Distribution	9.27%	3M SOFR+560	244	243	236
Graffiti Buyer, Inc. - Funded Revolver	10/25/2022	08/10/2027	Distribution	9.27%	3M SOFR+560	77	77	75
Graffiti Buyer, Inc. - Unfunded Revolver (7)	10/25/2022	08/10/2027	Distribution	—	—	692	—	(21)
GRVTY, Inc.	05/28/2026	05/31/2033	Aerospace and Defense	8.41%	3M SOFR+475	5,000	4,975	4,975
GRVTY, Inc. - Unfunded Term Loan (7)	05/28/2026	05/30/2028	Aerospace and Defense	—	—	3,571	—	—
GRVTY, Inc. - Unfunded Revolver (7)	05/28/2026	05/31/2033	Aerospace and Defense	—	—	1,786	—	—
Halo Buyer, Inc.	07/18/2018	08/07/2029	Consumer Products	9.64%	3M SOFR+600	9,325	9,252	9,279
Halo Buyer, Inc. - Funded Revolver	07/18/2018	08/07/2029	Consumer Products	9.72%	3M SOFR+600	1,259	1,259	1,253
Halo Buyer, Inc. - Unfunded Revolver (7)	07/18/2018	08/07/2029	Consumer Products	—	—	1,439	—	(7)
Hancock Roofing and Construction, LLC	05/05/2022	12/31/2026	Insurance	9.24%	3M SOFR+560	750	750	750
Harris & Co, LLC	08/09/2024	08/09/2030	Financial Services	8.90%	3M SOFR+525	11,091	11,001	11,091
Harris & Co, LLC - Unfunded Term Loan C (7)	08/09/2024	08/18/2027	Financial Services	—	—	2,485	—	22
Harris & Co, LLC - Unfunded Revolver (7)	08/09/2024	08/09/2030	Financial Services	—	—	3,005	—	—
Harvest Group Topco Buyer, LLC - Unfunded Revolver (7)	03/02/2026	03/02/2032	Media	—	—	2,252	—	(11)
Highwire Public Relations, LLC - Unfunded Term Loan (7)	01/12/2026	01/12/2028	Business Services	—	—	1,313	—	(5)
Highwire Public Relations, LLC - Unfunded Revolver (7)	01/12/2026	01/12/2031	Business Services	—	—	438	—	(4)
Hills Distribution, Inc.	11/02/2023	11/08/2029	Distribution	9.23%	3M SOFR+550	1,796	1,788	1,796
Hills Distribution, Inc. - Unfunded Term Loan (7)	11/02/2023	12/05/2027	Distribution	—	—	7,514	—	38
HW Holdco, LLC - Unfunded Revolver (7)	10/11/2019	05/10/2027	Media	—	—	3,387	—	—
IG Investments Holdings, LLC	07/11/2022	09/22/2028	Business Services	8.66%	3M SOFR+500	103	103	102
IG Investments Holdings, LLC - Unfunded Revolver (7)	07/11/2022	09/22/2028	Business Services	—	—	722	—	(7)
Imagine Acquisitionco, Inc. - Unfunded Revolver (7)	11/04/2021	11/16/2027	Business Services	—	—	1,685	—	(17)
Impact Advisors, LLC	03/21/2025	03/19/2032	Business Services	8.23%	3M SOFR+450	628	625	628
Impact Advisors, LLC - Unfunded Term Loan (7)	03/21/2025	03/22/2027	Business Services	—	—	4,058	—	20

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) - continued

June 30, 2026

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon		Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Impact Advisors, LLC - Funded Revolver	03/21/2025	03/19/2032	Business Services	10.25%		3M SOFR+350	562	$562	$562
Impact Advisors, LLC - Unfunded Revolver (7)	03/21/2025	03/19/2032	Business Services	—		—	375	—	—
Infinity Home Services Holdco, Inc.	12/21/2022	12/28/2028	Personal, Food and Miscellaneous Services	9.73%		3M SOFR+600	8,906	8,837	8,906
Infinity Home Services Holdco, Inc. (CAD)	12/21/2022	12/28/2028	Personal, Food and Miscellaneous Services	9.73%		3M SOFR+600	CAD 2,592	1,876	1,827
Infinity Home Services Holdco, Inc. - 3rd Amendment Unfunded Term Loan (7)	12/21/2022	10/30/2026	Personal, Food and Miscellaneous Services	—		—	9,091	—	45
Infinity Home Services Holdco, Inc. - Unfunded Revolver (7)	12/21/2022	12/28/2028	Personal, Food and Miscellaneous Services	—		—	1,292	—	—
Inovex Information Systems Incorporated - Unfunded Term Loan (7)	12/17/2024	12/17/2026	Business Services	—		—	1,900	—	(29)
Inovex Information Systems Incorporated - Unfunded Revolver (7)	12/17/2024	12/17/2030	Business Services	—		—	2,375	—	(36)
Integrity Health Purchaser, LLC	02/02/2026	02/02/2032	Healthcare, Education and Childcare	9.66%		3M SOFR+600	995	986	995
Integrity Health Purchaser, LLC - Unfunded Revolver (7)	02/02/2026	02/02/2032	Healthcare, Education and Childcare	—		—	200	—	—
Kinetic Purchaser, LLC (10)	07/08/2022	11/10/2027	Consumer Products	—		—	3,295	3,057	964
Kinetic Purchaser, LLC - Funded Revolver (10)	07/08/2022	11/10/2026	Consumer Products	—		—	3,265	3,070	955
Kinetic Purchaser, LLC - Unfunded Revolver (7), (10)	07/08/2022	11/10/2026	Consumer Products	—		—	1,784	—	(1,262)
Lash OpCo, LLC	08/16/2021	09/17/2027	Consumer Products	10.76 (PIK 5.10%)%		3M SOFR+710	3,112	3,103	3,065
Lash OpCo, LLC - Funded Revolver	08/16/2021	09/17/2027	Consumer Products	10.74 (PIK 5.10	% %)	3M SOFR+710	254	254	250
Lash OpCo, LLC - Unfunded Revolver (7)	08/16/2021	09/17/2027	Consumer Products	—		—	2,898	—	(43)
LAV Gear Holdings, Inc.	02/26/2020	07/31/2029	Leisure, Amusement, Motion Pictures, Entertainment	PIK 9.580%		3M SOFR+594	331	328	331
LAV Gear Holdings, Inc. - Incremental Term Loan	02/26/2020	07/31/2029	Leisure, Amusement, Motion Pictures, Entertainment	PIK 9.580%		3M SOFR+594	1,046	1,046	879
LAV Gear Holdings, Inc. - Funded Revolver	02/26/2020	07/31/2029	Leisure, Amusement, Motion Pictures, Entertainment	PIK 6.150%		3M SOFR+250	30	30	30
LAV Gear Holdings, Inc. - Unfunded Revolver (7)	02/26/2020	07/31/2029	Leisure, Amusement, Motion Pictures, Entertainment	—		—	119	—	—

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) - continued

June 30, 2026

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon		Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Ledge Lounger, Inc.	11/04/2021	11/09/2026	Consumer Products	11.38 (PIK 1.00	% %)	3M SOFR+765	9,818	$9,804	$7,977
Ledge Lounger, Inc. - Funded Revolver	11/04/2021	11/09/2026	Consumer Products	11.31 (PIK 1.00	% %)	3M SOFR+765	1,769	1,769	1,437
LJ Avalon Holdings, LLC - Funded Revolver	01/18/2023	02/01/2029	Environmental Services	8.17%		3M SOFR+450	180	180	179
LJ Avalon Holdings, LLC - Unfunded Revolver (7)	01/18/2023	02/01/2029	Environmental Services	—		—	1,318	—	(7)
Loving Tan Intermediate II, Inc.	05/25/2023	05/31/2028	Consumer Products	8.98%		3M SOFR+525	347	345	346
Loving Tan Intermediate II, Inc. - Unfunded Term Loan (7)	05/25/2023	12/31/2026	Consumer Products	—		—	1,187	—	6
Loving Tan Intermediate II, Inc. - Unfunded Term Loan - 2nd Amendment (7)	05/25/2023	12/31/2026	Consumer Products	—		—	1,711	—	—
Loving Tan Intermediate II, Inc. - Funded Revolver	05/25/2023	05/31/2028	Consumer Products	8.98%		3M SOFR+525	138	138	137
Loving Tan Intermediate II, Inc. - Unfunded Revolver (7)	05/25/2023	05/31/2028	Consumer Products	—		—	1,240	—	(6)
Marwood Group Buyer, LLC - Unfunded Revolver (7)	04/01/2026	04/01/2032	Healthcare, Education and Childcare	—		—	1,957	—	(10)
Marwood Group Buyer, LLC - Unfunded Term Loan (7)	04/01/2026	04/01/2032	Healthcare, Education and Childcare	—		—	7,830	—	—
MBS Holdings, Inc.	04/14/2021	04/16/2027	Telecommunications	8.74%		3M SOFR+510	265	265	265
MBS Holdings, Inc. - Funded Revolver	04/14/2021	04/16/2027	Telecommunications	8.72%		3M SOFR+510	139	139	139
MBS Holdings, Inc. - Unfunded Revolver (7)	04/14/2021	04/16/2027	Telecommunications	—		—	556	—	—
MDI Buyer, Inc. - Funded Revolver	07/19/2022	07/25/2028	Chemicals, Plastics and Rubber	10.50%		3M SOFR+350	2,227	2,227	2,227
Meadowlark Acquirer, LLC	12/09/2021	12/10/2027	Business Services	9.38%		3M SOFR+565	1,888	1,881	1,879
Meadowlark Acquirer, LLC- Unfunded Revolver (7)	12/09/2021	12/10/2027	Business Services	—		—	1,685	—	(8)
Medina Health, LLC	10/16/2023	10/20/2028	Healthcare, Education and Childcare	9.98%		3M SOFR+625	205	204	205
Medina Health, LLC - Unfunded Term Loan (7)	10/16/2023	03/31/2028	Healthcare, Education and Childcare	—		—	321	—	2
Medina Health, LLC - Unfunded Revolver (7)	10/16/2023	10/20/2028	Healthcare, Education and Childcare	—		—	2,774	—	—
Megawatt Acquisitionco, Inc. - Funded Revolver	03/01/2024	03/01/2030	Electronics	8.90%		3M SOFR+525	418	418	418
Megawatt Acquisitionco, Inc. - Unfunded Revolver (7)	03/01/2024	03/01/2030	Electronics	—		—	1,439	—	—
MES Intermediate, Inc. - Funded Revolver	09/23/2021	10/01/2027	Distribution	10.75%		3M SOFR+400	1,222	1,222	1,222
MES Intermediate, Inc. - Unfunded Revolver (7)	09/23/2021	10/01/2027	Distribution	—		—	695	—	—
MOREgroup Holdings, Inc. - Unfunded Revolver (7)	01/09/2024	01/16/2030	Business Services	—		—	3,675	—	—
NBH Group, LLC - Unfunded Revolver (7)	08/16/2021	08/19/2026	Healthcare, Education and Childcare	—		—	1,163	—	(58)

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) - continued

June 30, 2026

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
NORA Acquisition, LLC - Funded Revolver	08/22/2023	08/31/2029	Healthcare, Education and Childcare	10.08%	3M SOFR+635	1,218	$1,218	$1,194
NORA Acquisition, LLC - Unfunded Revolver (7)	08/22/2023	08/31/2029	Healthcare, Education and Childcare	—	—	1,489	—	(30)
North American Rail Solutions, LLC	08/29/2025	08/29/2031	Manufacturing/Basic Industry	8.48%	3M SOFR+475	15,239	15,170	15,010
North American Rail Solutions, LLC - Unfunded Term Loan (7)	08/29/2025	08/30/2027	Manufacturing/Basic Industry	—	—	1,304	—	(13)
North American Rail Solutions, LLC - Funded Revolver	08/29/2025	08/29/2031	Manufacturing/Basic Industry	8.37%	3M SOFR+475	1,207	1,207	1,189
North American Rail Solutions, LLC - Unfunded Revolver (7)	08/29/2025	08/29/2031	Manufacturing/Basic Industry	—	—	1,961	—	(29)
NP Riverhead Industrial, LLC	05/24/2024	05/10/2025	Buildings and Real Estate	15.50%	—	5,000	5,000	5,025
Omnia Exterior Solutions, LLC	12/29/2023	12/31/2029	Diversified Conglomerate Service	8.96%	3M SOFR+525	3,180	3,156	3,132
Omnia Exterior Solutions, LLC - Unfunded Term Loan (7)	12/29/2023	09/30/2026	Diversified Conglomerate Service	—	—	2,393	—	(15)
Omnia Exterior Solutions, LLC - Funded Revolver	12/29/2023	12/31/2029	Diversified Conglomerate Service	11.00%	3M SOFR+425	700	700	689
Omnia Exterior Solutions, LLC - Unfunded Revolver (7)	12/29/2023	12/31/2029	Diversified Conglomerate Service	—	—	1,400	—	(21)
ORL Acquisition, Inc.	09/01/2021	09/03/2027	Business Services	13.13 (PIK 7.50%)%	3M SOFR+940	4,681	4,660	3,136
ORL Acquisition, Inc. - Funded Revolver	09/01/2021	09/03/2027	Business Services	11.06%	3M SOFR+740	154	154	103
OSP Embedded Purchaser, LLC	12/11/2023	12/17/2029	Aerospace and Defense	9.41%	3M SOFR+575	6,338	6,262	6,338
OSP Embedded Purchaser, LLC - Funded Revolver	12/11/2023	12/17/2029	Aerospace and Defense	11.40%	3M SOFR+465	148	148	148
OSP Embedded Purchaser, LLC - Unfunded Revolver (7)	12/11/2023	12/17/2029	Aerospace and Defense	—	—	1,330	—	—
Pacific Purchaser, LLC - Unfunded Revolver (7)	10/02/2023	10/02/2028	Business Services	—	—	1,373	—	—
PAR Excellence Holdings, Inc.	09/03/2024	09/03/2030	Healthcare, Education and Childcare	8.66%	3M SOFR+500	11,850	11,759	11,613
PAR Excellence Holdings, Inc. - Unfunded Revolver (7)	09/03/2024	09/03/2030	Healthcare, Education and Childcare	—	—	2,681	—	(54)
Paving Lessor Corp. - Unfunded Term Loan (7)	07/01/2025	07/01/2027	Business Services	—	—	3,291	—	25
Paving Lessor Corp. - Unfunded Revolver (7)	07/01/2025	07/01/2031	Business Services	—	—	2,194	—	—
PCS MIDCO, Inc.	03/01/2024	03/01/2030	Financial Services	9.48%	3M SOFR+575	2,924	2,902	2,924
PCS MIDCO, Inc. - Unfunded Term Loan - Third Amendment (7)	03/01/2024	03/24/2028	Financial Services	—	—	1,734	—	13
PCS MIDCO, Inc. - Unfunded Revolver (7)	03/01/2024	03/01/2030	Financial Services	—	—	1,762	—	—
PD Tri-State Holdco, LLC - Unfunded Term Loan (7)	10/14/2025	10/14/2027	Diversified Consumer Services	—	—	4,140	—	94
PD Tri-State Holdco, LLC - Unfunded Revolver (7)	10/14/2025	10/15/2030	Diversified Consumer Services	—	—	276	—	—

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) - continued

June 30, 2026

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Peninsula Pacific Entertainment, LLC	08/15/2025	10/01/2032	Gaming	8.60%	3M SOFR+475	6,481	$6,434	$6,481
PN Buyer, Inc. - Unfunded Term Loan (7)	07/31/2025	08/02/2027	Business Services	—	—	2,591	—	(13)
PN Buyer, Inc. - Funded Revolver	07/31/2025	07/31/2031	Business Services	8.08%	3M SOFR+450	405	405	401
PN Buyer, Inc. - Unfunded Revolver (7)	07/31/2025	07/31/2031	Business Services	—	—	243	—	(2)
Podean Buyer, LLC - Unfunded Revolver (7)	08/04/2025	08/04/2031	Marketing Services	—	—	796	—	—
Project Granite Buyer, Inc. - Unfunded Term Loan (7)	12/31/2024	12/31/2026	Business Services	—	—	554	—	12
Project Granite Buyer, Inc. - Unfunded Revolver (7)	12/31/2024	12/31/2030	Business Services	—	—	923	—	12
Puget Collision, LLC	10/03/2025	10/03/2030	Auto Sector	8.48%	3M SOFR+475	20,403	20,285	20,097
Puget Collision, LLC - Unfunded Term Loan (7)	10/03/2025	10/01/2027	Auto Sector	—	—	15,265	—	(134)
Puget Collision, LLC - Funded Revolver	10/03/2025	10/03/2030	Auto Sector	8.42%	3M SOFR+475	3,248	3,248	3,199
Puget Collision, LLC - Unfunded Revolver (7)	10/03/2025	10/03/2030	Auto Sector	—	—	812	—	(12)
Radius Aerospace, Inc. - Funded Revolver	11/14/2022	03/29/2027	Aerospace and Defense	9.57%	3M SOFR+590	336	336	335
Radius Aerospace, Inc. - Unfunded Revolver (7)	11/14/2022	03/29/2027	Aerospace and Defense	—	—	1,893	—	(9)
Rancho Health MSO, Inc. - Unfunded Term Loan (7)	09/27/2021	09/30/2026	Healthcare, Education and Childcare	—	—	1,954	—	8
Rancho Health MSO, Inc. - Unfunded Revolver (7)	09/27/2021	06/20/2029	Healthcare, Education and Childcare	—	—	2,675	—	—
Real Life Intermediate Holdings, LLC - Unfunded Term Loan (7)	01/16/2026	01/16/2028	Buildings and Real Estate	—	—	1,482	—	19
Real Life Intermediate Holdings, LLC - Unfunded Revolver (7)	01/16/2026	01/16/2031	Buildings and Real Estate	—	—	148	—	(1)
Riverpoint Medical, LLC - Unfunded Revolver (7)	06/19/2019	06/21/2027	Healthcare, Education and Childcare	—	—	364	—	—
Ro Health, LLC - Unfunded Revolver (7)	01/16/2025	01/17/2031	Healthcare Providers & Services	—	—	4,193	—	—
Rosco Parent, LLC - Funded Revolver	10/03/2025	09/12/2031	Business Services	8.42%	3M SOFR+475	1,146	1,146	1,146
Rosco Parent, LLC - Unfunded Revolver (7)	09/12/2025	09/12/2031	Business Services	—	—	187	—	—
Route 66 Development	01/28/2025	01/24/2031	Gaming	12.64%	3M SOFR+900	18,000	17,684	18,360
RRA Corporate, LLC	08/15/2024	08/15/2029	Business Services	8.98%	3M SOFR+525	6,785	6,730	6,514
RRA Corporate, LLC - Unfunded Term Loan (7)	08/15/2024	08/17/2026	Business Services	—	—	3,337	—	(100)
RRA Corporate, LLC - Funded Revolver	08/15/2024	08/15/2029	Business Services	8.99%	3M SOFR+525	2,676	2,676	2,569
RRA Corporate, LLC - Unfunded Revolver (7)	08/15/2024	08/15/2029	Business Services	—	—	472	—	(19)
RTIC Subsidiary Holdings, LLC - Unfunded Revolver (7)	05/03/2024	05/03/2029	Consumer Products	—	—	5,422	—	(27)

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) - continued

June 30, 2026

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon		Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Rural Sourcing Holdings, Inc. - Funded Revolver	06/08/2023	06/15/2029	Business Services	9.45%		3M SOFR+575	487	$487	$343
Rural Sourcing Holdings, Inc. - Unfunded Revolver (7)	06/08/2023	06/15/2029	Business Services	—		—	373	—	(110)
Sabel Systems Technology Solutions, LLC - Unfunded Revolver (7)	10/31/2024	10/31/2030	Government Services	—		—	1,684	—	—
Safe Haven Defense US, LLC	05/23/2024	05/23/2029	Building Materials	9.16%		3M SOFR+550	3,887	3,848	3,799
Safe Haven Defense US, LLC - Funded Revolver	05/23/2024	05/23/2029	Building Materials	11.25%		3M SOFR+450	156	156	152
Safe Haven Defense US, LLC - Unfunded Revolver (7)	05/23/2024	05/23/2029	Building Materials	—		—	958	—	(22)
Sath Industries, LLC - Unfunded Revolver (7)	12/17/2024	12/17/2029	Event Services	—		—	1,300	—	—
Schlesinger Global, LLC	07/02/2019	03/31/2027	Business Services	9.99 (PIK 5.85	% %)	3M SOFR+635	2,602	2,602	2,472
Schlesinger Global, LLC - Funded Revolver	07/02/2019	03/31/2027	Business Services	9.99 (PIK 5.85	% %)	3M SOFR+635	34	34	33
Schlesinger Global, LLC - Unfunded Revolver (7)	07/02/2019	03/31/2027	Business Services	—		—	9	—	—
SCP Clinical Research Intermediate Holdings, LLC	01/02/2026	01/02/2032	Healthcare, Education and Childcare	8.39%		3M SOFR+475	571	568	568
SCP Clinical Research Intermediate Holdings, LLC - Unfunded Term Loan (7)	01/02/2026	12/31/2027	Healthcare, Education and Childcare	—		—	3,168	—	—
SCP Clinical Research Intermediate Holdings, LLC - Unfunded Revolver (7)	01/02/2026	01/02/2032	Healthcare, Education and Childcare	—		—	1,395	—	(7)
Seacoast Service Partners NA, LLC	12/20/2024	12/20/2029	Diversified Conglomerate Service	8.98%		3M SOFR+525	3,300	3,276	3,201
Seacoast Service Partners NA, LLC - Unfunded Term Loan (7)	12/20/2024	12/21/2026	Diversified Conglomerate Service	—		—	2,087	—	(44)
Seacoast Service Partners NA, LLC - Funded Revolver	12/20/2024	12/20/2029	Diversified Conglomerate Service	8.92%		3M SOFR+525	1,220	1,220	1,183
Seacoast Service Partners NA, LLC - Unfunded Revolver (7)	12/20/2024	12/20/2029	Diversified Conglomerate Service	—		—	136	—	(4)
Seaway Buyer, LLC	06/08/2022	06/13/2029	Chemicals, Plastics and Rubber	10.85%		3M SOFR+715	4,746	4,710	4,747
Seaway Buyer, LLC - Funded Revolver	06/08/2022	06/13/2028	Chemicals, Plastics and Rubber	10.85%		3M SOFR+715	2,997	2,997	2,997
Seaway Buyer, LLC - Unfunded Revolver (7)	06/08/2022	06/13/2028	Chemicals, Plastics and Rubber	—		—	208	—	—
Shiftkey, LLC	06/17/2022	06/21/2027	Business Services	9.68 (PIK 0.50	% %)	3M SOFR+601	16,521	16,470	15,446
Sigma Defense Systems, LLC	11/30/2021	12/20/2027	Telecommunications	10.14%		3M SOFR+640	7,021	6,976	6,951
Sigma Defense Systems, LLC - Unfunded Term Loan (7)	11/30/2021	12/20/2027	Telecommunications	—		—	4,250	—	—
Sigma Defense Systems, LLC - Funded Revolver	11/30/2021	12/20/2027	Telecommunications	9.98%		3M SOFR+625	1,701	1,701	1,684

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) - continued

June 30, 2026

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Sigma Defense Systems, LLC - Unfunded Revolver (7)	11/30/2021	12/20/2027	Telecommunications	—	—	1,984	$—	$(20)
Spendmend Holdings, LLC - Unfunded Term Loan (7)	02/25/2022	11/25/2026	Business Services	—	—	1,050	—	5
Spendmend Holdings, LLC - Funded Revolver	02/25/2022	03/01/2028	Business Services	8.88%	3M SOFR+515	234	234	234
Spendmend Holdings, LLC - Unfunded Revolver (7)	02/25/2022	03/01/2028	Business Services	—	—	1,168	—	—
STG Distribution, LLC - First Out New Money Term Loans (10)	10/03/2024	10/03/2029	Transportation	—	—	4,535	4,157	4,081
STG Distribution, LLC - Second Out Term Loans (10)	10/03/2024	10/03/2029	Transportation	—	—	10,241	5,654	—
STG Distribution, LLC - DIP Commitment	10/03/2024	07/14/2026	Transportation	PIK 8.00%	—	2,982	2,955	2,982
SV-Aero Holdings, LLC - Unfunded Term Loan (7)	10/31/2024	11/02/2026	Aerospace and Defense	—	—	3,562	-	18
System Planning and Analysis, Inc.	10/12/2021	08/16/2027	Aerospace and Defense	8.48%	3M SOFR+475	1,957	1,952	1,952
System Planning and Analysis, Inc. - Unfunded Term Loan (7)	10/12/2021	06/12/2027	Aerospace and Defense	—	—	589	—	1
System Planning and Analysis, Inc. - Funded Revolver	10/12/2021	08/16/2027	Aerospace and Defense	10.50%	3M SOFR+375	1,747	1,747	1,742
System Planning and Analysis, Inc. - Unfunded Revolver (7)	10/12/2021	08/16/2027	Aerospace and Defense	—	—	2,969	—	(7)
TCG 3.0 Jogger Acquisitionco, Inc.	01/23/2024	01/23/2029	Media	10.23%	3M SOFR+650	8,798	8,744	8,380
TCG 3.0 Jogger Acquisitionco, Inc. - Funded Revolver	01/23/2024	01/23/2029	Media	12.25%	3M SOFR+550	1,311	1,311	1,249
The Vertex Companies, LLC - Funded Revolver	08/25/2021	08/31/2028	Business Services	8.74%	3M SOFR+510	1,587	1,587	1,572
The Vertex Companies, LLC - Unfunded Revolver (7)	08/25/2021	08/31/2028	Business Services	—	—	2,381	—	(24)
TMII Enterprises, LLC - Unfunded Revolver (7)	12/19/2022	12/22/2028	Personal, Food and Miscellaneous Services	—	—	2,532	—	—
Transgo, LLC - Unfunded Revolver (7)	12/29/2023	12/29/2028	Machinery	—	—	3,149	—	(24)
Walker Edison Furniture Company, LLC - New Money DIP	03/01/2023	03/01/2029	Home and Office Furnishings, Housewares and Durable Consumer Products	10.00%	—	583	583	607
Wash & Wax Systems, LLC	10/20/2021	04/28/2028	Auto Sector	PIK 9.16%	3M SOFR+550	1,255	1,269	1,280
Wash & Wax Systems, LLC - Funded Revolver	10/20/2021	04/28/2028	Auto Sector	9.23%	3M SOFR+550	419	419	419
Wash & Wax Systems, LLC - Unfunded Revolver (7)	10/20/2021	04/28/2028	Auto Sector	—	—	210	—	—
Watchtower Buyer, LLC - Funded Revolver	11/29/2023	12/03/2029	Electronics	9.73%	3M SOFR+600	2,730	2,726	2,703
Watchtower Buyer, LLC - Unfunded Revolver (7)	11/29/2023	12/03/2029	Electronics	—	—	3,570	—	(36)
Watterson Renewalco Holdings, LLC	06/13/2022	07/02/2029	Business Services	PIK 6.00%	3M SOFR+600	634	634	634

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) - continued

June 30, 2026

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Watterson Renewalco Holdings, LLC - Unfunded Revolver (7)	06/13/2022	07/02/2029	Business Services	—	—	58	$—	$—

Total First Lien Secured Debt							392,771	371,031

Second Lien Secured Debt - 3.5% of Net Assets
Burgess Point Purchaser Corporation	07/26/2022	07/28/2030	Auto Sector	12.76%	3M SOFR+910	8,000	7,779	8,000
ENC Parent Corporation	08/06/2021	08/19/2029	Business Services	11.49%	3M SOFR+776	7,500	7,463	6,806

Total Second Lien Secured Debt							15,242	14,806

Subordinate Debt/Corporate Notes - 10.7% of Net Assets
Beacon Behavioral Holdings, LLC	06/21/2024	06/21/2030	Healthcare, Education and Childcare	PIK 15.00%	—	6,650	6,595	6,650
Gauge Schlesinger Coinvest, LLC	07/02/2019	09/30/2027	Business Services	10.66%	3M SOFR+700	1	1	3
Northwinds Topco, Inc.	08/16/2024	10/30/2029	Consumer Services	PIK 15.00%	—	13,308	13,235	13,175
Northwinds Topco, Inc. - Unfunded Term Loan (7)	08/16/2024	10/30/2029	Consumer Services	—	—	3,500	—	(35)
ORL Holdco, Inc. - Convertible Notes	08/02/2024	03/08/2028	Business Services	18.00%	—	7	7	—
ORL Holdco, Inc. - Unfunded Convertible Notes (7)	08/02/2024	03/08/2028	Business Services	—	—	6	—	(6)
OSP Embedded Aggregator, LP - Convertible Note	11/06/2024	05/08/2030	Aerospace and Defense	12.00%	—	24	237	292
Puget Collision Holdings, LLC	10/03/2025	04/03/2031	Auto Sector	15.00%	—	655	648	648
StoicLane, Inc. - Convertible Notes	08/15/2024	08/16/2027	Business Services	12.00%	—	1,223	1,224	1,315
United Land Services Intermediate Parent Holdings, LLC	07/12/2024	12/23/2026	Environmental Services	PIK14.75%	—	22,934	22,713	22,934
Wash & Wax Systems, LLC	10/20/2021	07/30/2028	Auto Sector	PIK 12.00%	—	887	889	887

Total Subordinate Debt							45,549	45,863

Preferred Equity/Partnership Interests - 5.4% of Net Assets (6)
Accounting Platform Blocker, Inc.	08/09/2024		Financial Services			356,200	356	530
Ad.net Holdings, Inc.	05/04/2021		Media			2,662	266	97
AFC Acquisitions, Inc. (F-2 Series) (9)	12/07/2023		Distribution			490	749	623
AFC Acquisitions, Inc. (G-2 Series) (9)	12/07/2023		Distribution			11	18	15

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) - continued

June 30, 2026

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
AFC Acquisitions, Inc. (H-2 Series) (9)	12/07/2023		Distribution			6	$12	$10
AFC Acquisitions, Inc. (I-2 Series) (9)	12/07/2023		Distribution			6	12	9
AFC Acquisitions, Inc. (J-2 Series) (9)	12/07/2023		Distribution			10	20	15
AFC Acquisitions, Inc. (K-2 Series) (9)	12/07/2023		Distribution			23	44	31
Anteriad Holdings, LP (f/k/a MeritDirect Holdings, LP) (9)	05/21/2019		Media			1,135	1,135	967
BioDerm Holdings, LP	01/30/2023		Healthcare, Education and Childcare			1,312	1,312	1,188
Cartessa Aesthetics, LLC (9)	06/01/2022		Distribution			3,562,500	3,563	12,086
Connatix Parent, LLC	07/08/2021		Media			7,967	8	11
Consello Pacific Aggregator, LLC (9)	10/02/2023		Business Services			782,891	743	752
C5MI Holdco, LLC (9)	07/31/2024		Business Services			104,000	104	108
Gauge Schlesinger Coinvest, LLC - Class A-2	05/24/2023		Business Services			1	1	—
EvAL Home Health Solutions, LLC (9)	05/10/2024		Healthcare, Education and Childcare			272,771	453	486
Five Star Parent Holdings, LLC - Class P	07/09/2025		Leisure, Amusement, Motion Pictures, Entertainment			384	38	32
Hancock Claims Consultants Investors, LLC - Class A (9)	04/30/2024		Insurance			116,588	76	—
Harvest Group Topco Intermediate, LLC	03/02/2026		Media			587	587	574
HPA SPQ Aggregator, LP	06/08/2023		Business Services			52,353	52	—
Imagine Topco, LP Preferred	11/04/2021		Business Services	8.00%		743,826	744	886
KL Stockton Intermediate, LLC (9)	03/27/2026		Personal, Food and Miscellaneous Services			24,414	24	366
Knexus Holdco, LLC (9)	01/14/2026		Business Services			40,942	41	41
LEC Elektrik Holdings Topco, LP	05/29/2026		Electronics			214,286	214	214
Magnolia Topco, LP - Class A (9)	07/25/2023		Auto Sector			1,545	1,545	51
Magnolia Topco, LP - Class A-1 (9)	07/25/2023		Auto Sector			530	530	387
Magnolia Topco, LP - Class B (9)	07/25/2023		Auto Sector			1,018	643	4
Megawatt Acquisition Partners, LLC - Class A	06/28/2024		Electronics			5,349	535	563
NORA Parent Holdings, LLC (9)	01/27/2026		Healthcare, Education and Childcare			265	116	162
NXOF Holdings, Inc.	02/26/2019		Aerospace and Defense			422	422	251
ORL Holdco, Inc.	09/01/2021		Business Services			575	57	—
Podean Intermediate II, LLC	08/04/2025		Marketing Services			287	287	274
RTIC Parent Holdings, LLC - Class A-1 (9)	05/03/2024		Consumer Products			5	5	—
RTIC Parent Holdings, LLC - Class C (9)	05/03/2024		Consumer Products			10,624	701	1,722

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) - continued

June 30, 2026

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
RTIC Parent Holdings, LLC - Class D (9)	05/03/2024		Consumer Products			11,276	$113	$176
SP L2 Holdings, LLC	11/04/2021		Consumer Products			331,229	81	—
SP L2 Holdings, LLC - Unfunded (7)	11/04/2021		Consumer Products			189,274	—	(46)
TBG Acquisitions	06/12/2026		Business Services			19	19	19
TPC Holding Company, LP	12/04/2019		Food			219	219	254
TWD Parent Holdings, LLC	08/25/2021		Business Services			33	33	51
Watterson Renewalco Holdings, LLC	06/13/2022		Business Services			403	215	215

Total Preferred Equity/Partnership Interests							16,093	23,124

Common Equity/Partnership Interests/Warrants - 25.8% of Net Assets (6)
A1 Garage Equity, LLC (9)	12/19/2022		Personal, Food and Miscellaneous Services			2,193,038	2,193	5,477
ACP Big Top Holdings, LP	02/29/2024		Manufacturing/Basic Industry			773,800	744	1,675
Ad.net Holdings, Inc.	05/04/2021		Media			2,958	30	—
Advantage Distribution Holdings Investco, LLC	05/18/2026		Distribution			29,358	37	37
Aechelon InvestCo, LP	08/16/2024		Aerospace and Defense			10,537	—	1,979
Aechelon InvestCo, LP - Unfunded (7)	08/16/2024		Aerospace and Defense			11,312	—	—
Aftermarket Drivetrain Products Holdings, LLC	12/29/2023		Machinery			1,645	1,645	3,816
AG Investco (9)	11/05/2018		Business Services			7,785	805	23
AG Investco - Unfunded (7), (9)	11/05/2018		Business Services			1,948	—	(189)
AMCSI Crash Co-Invest, LP	07/28/2022		Auto Sector			24,898	2,490	3,897
AMCSI Crash Co-Invest, LP - Unfunded (7)	07/28/2022		Auto Sector			5,102	—	—
Anteriad Holdings, LP (f/k/a MeritDirect Holdings, LP) (9)	05/21/2019		Media			1,135	—	—
APT Holdings, LLC (9)	09/29/2025		Healthcare, Education and Childcare			384,799	519	768
Athletico Holdings, LLC (9)	02/04/2022		Healthcare, Education and Childcare			9,357	10,000	—
Azureon, LLC (9)	06/26/2024		Diversified Conglomerate Service			620,298	620	436
BioDerm, Inc.	09/09/2024		Healthcare, Education and Childcare			1,312	—	—
Burgess Point Holdings, LP	07/21/2022		Auto Sector			764	777	743
Carnegie HoldCo, LLC (9)	02/07/2024		Education			1,680,300	1,603	1,378
Carisk Parent, LP	11/27/2023		Healthcare, Education and Childcare			204,455	204	305
Connatix Parent, LLC	07/08/2021		Media			273,207	632	122
Cowboy Parent LLC	09/12/2018		Distribution			27,778	3,015	3,049

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) - continued

June 30, 2026

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Crane 1 Acquisition Parent Holdings, LP	08/11/2021		Personal, Food and Miscellaneous Services			113	$104	$178
C5MI Holdco, LLC (9)	07/31/2024		Business Services			754,200	754	1,161
Delta InvestCo, LP (9)	12/16/2020		Telecommunications			6,244	866	1,405
Delta InvestCo, LP - Unfunded (7), (9)	12/16/2020		Telecommunications			2,274	—	—
Duggal Acquisition, LLC	09/30/2024		Marketing Services			314	314	253
EDS Topco, LP	12/19/2022		Aerospace and Defense			937,500	938	1,215
Events Buyer, LLC	12/17/2024		Event Services			536,267	536	620
Exigo, LLC	03/10/2022		Business Services			1,458,333	1,458	—
FedHC InvestCo, LP (9)	08/26/2021		Aerospace and Defense			15,975	545	1,498
FedHC InvestCo, LP - Unfunded (7), (9)	08/26/2021		Aerospace and Defense			2,466	—	—
FedHC InvestCo II, LP (9)	12/23/2021		Aerospace and Defense			21,817	2,303	2,173
First Medical Holdings, LLC (9)	06/13/2025		Healthcare, Education and Childcare			45,000	450	248
Five Star Parent Holdings, LLC	02/21/2023		Leisure, Amusement, Motion Pictures, Entertainment			655,714	656	—
GALT Intermediate, LLC	03/27/2026		Aerospace and Defense			105	105	105
Gauge APHIX Blocker, LLC	07/16/2025		Business Services			489,789	490	489
Gauge ETE Blocker, LLC	05/24/2023		Personal, Food and Miscellaneous Services			374,444	374	374
Gauge Lash Coinvest, LLC	12/04/2019		Consumer Products			889,376	136	1,550
Gauge Lash Coinvest, LLC - Class AA	12/04/2019		Consumer Products			64,967	351	113
Gauge Lash Coinvest, LLC - Class AAA	12/04/2019		Consumer Products			277,049	464	483
Gauge Loving Tan, LP	05/25/2023		Consumer Products			543,562	544	670
Gauge Schlesinger Coinvest, LLC	04/22/2020		Business Services			9	10	2
GCP Boss Holdco, LLC	12/27/2024		Conglomerate Manufacturing			1,045,100	1,045	1,463
GMP Hills, LP	11/02/2023		Distribution			3,747,470	3,747	6,333
Hancock Claims Consultants Investors, LLC (9)	12/23/2020		Insurance			450,000	450	—
Harvest Group Topco Intermediate, LLC	03/02/2026		Media			587	—	—
HPA SPQ Aggregator, LP	06/08/2023		Business Services			750,399	750	—
Icon Partners V C, LP	12/20/2021		Business Services			1,201,283	1,201	1,089
Icon Partners V C, LP - Unfunded (7)	12/20/2021		Business Services			298,717	—	(28)
IHS Parent Holdings, LP	12/21/2022		Personal, Food and Miscellaneous Services			1,218,045	1,218	1,449

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) - continued

June 30, 2026

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Imagine Topco, LP	11/04/2021		Business Services			743,826	$—	$—
Infogroup Parent Holdings, Inc.	05/31/2023		Other Media			181,495	2,040	668
Integrity Health Intermediate, LLC (9)	02/02/2026		Healthcare, Education and Childcare			20,000	200	215
ITC Infusion Co-invest, LP (9)	02/16/2022		Healthcare, Education and Childcare			162,445	1,720	3,157
Kinetic Purchaser, LLC - Class A	11/08/2021		Consumer Products			1,308,814	1,309	—
Kinetic Purchaser, LLC - Class AA	11/08/2021		Consumer Products			115,688	135	—
KL Stockton Co-Invest, LP (9)	07/16/2021		Personal, Food and Miscellaneous Services			382,353	386	—
Knexus Holdco, LLC (9)	01/14/2026		Business Services			105,311	105	100
LJ Avalon, LP	01/18/2023		Environmental Services			851,087	851	1,557
Lorient Peregrine Investments, LP	11/18/2022		Business Services			335,590	4,530	933
Magnolia Topco, LP - Class A (9)	07/25/2023		Auto Sector			1,545,460	—	—
Magnolia Topco, LP - Class B (9)	07/25/2023		Auto Sector			1,017,840	—	—
Marketplace Events Holdings, LP	12/19/2024		Media			14,640	1,464	2,866
Marwood Group Buyer, LLC	04/01/2026		Healthcare, Education and Childcare			137,363	137	137
MDI Aggregator, LP	07/19/2022		Chemicals, Plastics and Rubber			31,904	3,237	3,531
Meadowlark Title, LLC (9)	12/09/2021		Business Services			815,385	802	90
Megawatt Acquisition Partners, LLC - Class A	06/28/2024		Electronics			594	59	—
Municipal Emergency Services, Inc.	09/28/2021		Distribution			3,920,145	3,984	7,997
NEPRT Parent Holdings, LLC (9)	01/27/2021		Consumer Products			1,299	1,250	584
New Insight Holdings, Inc.	07/15/2024		Business Services			1,157	20	12
New Medina Health, LLC (9)	10/16/2023		Healthcare, Education and Childcare			1,429,480	1,429	2,642
NFS - CFP Holdings, LLC	09/13/2024		Business Services			662,983	663	875
NORA Parent Holdings, LLC (9)	08/22/2023		Healthcare, Education and Childcare			1,257	1,248	186
North Haven Saints Equity Holdings, LP (9)	02/25/2022		Business Services			351,553	352	341
Northwinds Services Group, LLC	08/16/2024		Consumer Services			840,000	1,680	1,636
NXOF Holdings, Inc.	02/26/2019		Aerospace and Defense			8,188	108	—
OceanSound Discovery Equity, LP	03/28/2024		Aerospace and Defense			119,966	1,200	1,256
OES Co-Invest, LP - Class A	05/31/2024		Diversified Conglomerate Service			840	851	945
OHCP V BC COI, LP	12/13/2021		Distribution			707,209	707	438

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) - continued

June 30, 2026

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
OHCP V BC COI, LP - Unfunded (7)	12/13/2021		Distribution			42,791	$—	$(16)
ORL Holdco, Inc.	09/01/2021		Business Services			638	6	—
OSP Embedded Aggregator, LP	12/11/2023		Aerospace and Defense			871	871	1,070
OSP PAR Holdings, LP	09/03/2024		Healthcare, Education and Childcare			1,806	1,812	1,093
Paving Parent, LLC (9)	07/01/2025		Business Services			1,166	1,166	1,550
PCS Parent, LP	03/01/2024		Financial Services			421,304	421	379
PennantPark-TSO Senior Loan Fund II, LP (11)	01/07/2022		Financial Services			8,115,794	8,116	4,954
PN Buyer, Inc.	07/31/2025		Business Services			813,376	813	602
PLB Brands, LLC	03/25/2026		Textiles, Apparel & Luxury Goods			55,839	56	56
Podean Intermediate II, LLC	08/04/2025		Marketing Services			287	—	—
Project Granite Holdings, LLC	12/31/2024		Business Services			369	146	249
Puget Collision Holdings, LLC (9)	10/03/2025		Auto Sector			91	327	333
Quad (U.S.) Co-Invest, LP	10/03/2022		Business Services			2,607,587	2,608	4,242
QuantiTech InvestCo, LP (9)	05/01/2020		Aerospace and Defense			696	—	98
QuantiTech InvestCo, LP - Unfunded (7), (9)	05/01/2020		Aerospace and Defense			1,667	—	—
QuantiTech InvestCo II, LP (9)	05/01/2020		Aerospace and Defense			40	12	7
Real Life Intermediate, LLC	01/16/2026		Buildings and Real Estate			173,571	259	257
RFMG Parent, LP	12/16/2020		Healthcare, Education and Childcare			1,050,000	1,050	1,677
Ro Health Holdings, Inc.	01/16/2025		Healthcare Providers & Services			289,700	290	547
Rosco Topco, LLC	09/09/2025		Business Services			701,149	701	869
Sabel InvestCo, LP (9)	10/31/2024		Government Services			32,771	830	1,231
Sabel InvestCo, LP - Unfunded (7), (9)	10/31/2024		Government Services			47,957	—	—
Safe Haven Defense Holdco, LLC - Class A-1 (9)	05/23/2024		Building Materials			23	227	55
Safe Haven Defense Holdco, LLC - Class A-2	05/23/2024		Building Materials			2	17	4
Seacoast Service Partners NA, LLC	12/20/2024		Diversified Conglomerate Service			274	351	236
Seaway Topco, LP	06/08/2022		Chemicals, Plastics and Rubber			2,981	2,981	—
SP DXE Holdings, LLC (9)	10/01/2025		Electronics			553,592	554	775
SP L2 Holdings, LLC	11/04/2021		Consumer Products			129,370,318	917	—
StellPen Holdings, LLC	08/17/2021		Media			153,846	154	126
TAC LifePort Holdings, LLC (9)	02/24/2021		Aerospace and Defense			254,206	239	455

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) - continued

June 30, 2026

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
TCG 3.0 Jogger Co-Invest, LP	01/22/2024		Media			6,475	$1,252	$408
Tinicum Space Coast Co-Invest, LLC (9)	12/06/2023		Aerospace and Defense			216	2,127	2,443
SV-Aero Holdings, LLC (9)	10/29/2024		Aerospace and Defense			54	199	637
Tower Arch Infolinks Media, LP (9)	10/27/2021		Media			581,749	181	163
Tower Arch Infolinks Media, LP - Unfunded (7), (9)	10/27/2021		Media			280,757	—	(202)
TPC Holding Company, LP	12/04/2019		Food			11,527	12	—
TWD Parent Holdings, LLC	08/25/2021		Business Services			670	3	10
United Land Services Holdings, LLC	07/12/2024		Environmental Services			184,049	600	568
UniVista Insurance (9)	06/14/2021		Business Services			400	—	72
Wash & Wax Systems, LLC (9)	04/30/2025		Auto Sector			514	917	151
Watchtower Holdings, LLC (9)	11/29/2023		Electronics			12,419	1,242	1,268
WCP Ivyrehab Coinvestment, LP (9)	06/27/2022		Healthcare, Education and Childcare			204	208	305
WCP Ivyrehab QP CF Feeder, LP (9)	06/27/2022		Healthcare, Education and Childcare			3,651	3,853	5,457
WCP Ivyrehab QP CF Feeder, LP - Unfunded (7), (9)	06/27/2022		Healthcare, Education and Childcare			188	—	—
White Tiger Newco, LLC	07/31/2025		Leisure, Amusement, Motion Pictures, Entertainment			4,833	369	—
Watterson Renewalco Holdings, LLC	06/13/2022		Business Services			403	—	—
Kentucky Racing Holdco, LLC (Warrants) (9)	04/16/2019		Hotels, Motels, Inns and Gaming			161,252	—	1,799

Total Common Equity/Partnership Interests/Warrants							111,477	110,453

US Government Securities - 62.9% of Net Assets
U.S. Treasury Bill (5)	06/30/2026	07/28/2026	Short-Term U.S. Government Securities	3.61%	—	270,000	269,308	269,266

Total US Government Securities							269,308	269,266

Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies							850,440	834,543

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) - continued

June 30, 2026

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Investments in Non-Controlled, Affiliated Portfolio Companies - 0.0% of Net Assets (1), (2)
Preferred Equity/Partnership Interests - 0.0% of Net Assets (6)
Cascade Environmental Holdings, LLC	02/19/2025		Environmental Services			918	$918	$—
Cascade Environmental Holdings, LLC - Series B	02/19/2025		Environmental Services			5,887,236	32,791	—

Total Preferred Equity/Partnership Interests							33,709	—

Common Equity/Partnership Interests/Warrants - 0.0% of Net Assets (6)
Cascade Environmental Holdings, LLC	02/19/2015		Environmental Services			7,444,347	2,852	—

Total Common Equity/Partnership Interests/Warrants							2,852	—

Total Investments in Non-Controlled, Affiliated Portfolio Companies							36,561	—

Investments in Controlled, Affiliated Portfolio Companies - 83.8% (1), (2)
First Lien Secured Debt - 12.5% of Net Assets
AKW Holdings Limited (8), (11)	03/07/2018	03/15/2027	Healthcare, Education and Childcare	10.85%	3M SOFR+700	GBP 36,500	49,927	48,445
Pragmatic Institute, LLC (10)	07/05/2022	03/28/2030	Business Services	—	—	15,972	14,897	5,071
Total First Lien Secured Debt							64,824	53,516
Subordinated Debt - 38.2% of Net Assets
Flock Financial, LLC (11)	04/19/2024	10/19/2027	Financial Services	12.50%	—	23,031	23,031	23,031
PennantPark Senior Loan Fund, LLC (11)	07/31/2020	07/31/2027	Financial Services	11.66%	3M SOFR+800	140,287	140,287	140,287

Total Subordinated Debt							163,318	163,318

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) - continued

June 30, 2026

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Preferred Equity - 6.2% of Net Assets (6)
Flock Financial Class A (11)	04/19/2024		Financial Services			2,047,727	$7,313	$17,967
Flock Financial Class B (9), (11)	04/19/2024		Financial Services			5,409,091	19,318	8,679

Total Preferred Equity							26,631	26,646

Common Equity - 26.9% of Net Assets (6)
AKW Holdings Limited - Class A (8), (11)	03/07/2018		Healthcare, Education and Childcare			933	131	54,573
AKW Holdings Limited - Class B (8), (11)	03/07/2018		Healthcare, Education and Childcare			13	124	814
AKW Holdings Limited - Class C (8), (11)	03/07/2018		Healthcare, Education and Childcare			13	146	962
AKW Holdings Limited - Class D (8), (11)	03/07/2018		Healthcare, Education and Childcare			70	2,684	4,649
AKW Holdings Limited - Class E (8), (11)	03/07/2018		Healthcare, Education and Childcare			67	974	2,532
PennantPark Senior Loan Fund, LLC (11)	07/31/2020		Financial Services			82,176,579	82,358	51,619
Pragmatic Institute, LLC	03/28/2025		Business Services			480	—	—

Total Common Equity							86,417	115,149

Total Investments in Controlled, Affiliated Portfolio Companies							341,190	358,629

Total Investments - 278.8% of Net Assets (12), (13)							1,228,191	1,193,172

Cash Equivalents - 2.7% of Net Assets
BlackRock Federal Fund - Class: Institutional Shares - Money Market Fund				3.52%			11,542	11,542

Total Cash Equivalents							11,542	11,542

Cash - 6.5% of Net Assets
Non-Money Market Cash							27,710	27,710

Total Cash							27,710	27,710

Total Investments, Cash Equivalents, and Cash - 287.9%							$1,267,443	$1,232,424

Liabilities in Excess of Other Assets - (187.9)%								(804,392)
Net Assets - 100%								$428,032

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) - continued

June 30, 2026

(In thousands, except share data)

(1)

The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when we own 25% or less of the portfolio company’s voting securities and “controlled” when we own more than 25% of the portfolio company’s voting securities.

(2)

The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities (See Note 6).

(3)	Valued based on our accounting policy (See Note 2).

(4)

Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable Secured Overnight Financing Rate, or “SOFR”, or Prime rate, or “P”, or Sterling Overnight Index Average, or “SONIA.” The spread may change based on the type of rate used. The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting period. SOFR loans are typically indexed to a 30-day, 90-day or 180-day SOFR rates (1M S, 3M S, or 6M S, respectively) at the borrower’s option. SONIA loans are typically indexed daily for GBP loans with a quarterly frequency payment. All securities are subject to a SOFR or Prime rate floor where a spread is provided, unless noted. The spread provided includes PIK interest and other fee rates, if any.

(5)	The security was valued by using the pricing service which utilize broker-supplied prices.

(6)	Non-income producing securities.

(7)

Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.

(8)	Non-U.S. company or principal place of business located in The Isle of Man. Total cost, fair value, and percentage of Net Assets for the Isle of Man was $54.0 million, $112.0 million, and 26.2%.

(9)	Investment is held through our Taxable Subsidiary (See Note 1).

(10)	Non-accrual security.

(11)

The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. As of June 30, 2026, qualifying assets represent 72% of the Company’s total assets and non-qualifying assets represent 28% of the Company’s total assets.

(12)	All investments are in US Companies unless noted otherwise. Total cost, fair value, and percentage of Net Assets for the U.S. Companies were $1,174.2 million, $1,081.2 million, and 252.6%

(13)	All of our investments are not registered under the 1933 Act and have restrictions on resale.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2025

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies - 184.8% (1), (2)
First Lien Secured Debt - 111.6% of Net Assets
ACP Avenu Buyer, LLC	10/02/2023	10/02/2029	Business Services	9.29%	3M SOFR+500	15,920	$15,827	$15,760
ACP Avenu Buyer, LLC - Unfunded Term Loan (7)	10/02/2023	04/21/2027	Business Services	—	—	3,479	—	(17)
ACP Avenu Buyer, LLC - Unfunded Revolver (7)	10/02/2023	10/02/2029	Business Services	—	—	2,436	—	(24)
ACP Falcon Buyer, Inc. - Unfunded Revolver (7)	07/26/2023	08/01/2029	Business Services	—	—	2,533	—	—
Ad.net Acquisition, LLC - Funded Revolver	05/04/2021	05/07/2026	Media	10.26%	3M SOFR+626	292	292	292
Ad.net Acquisition, LLC - Unfunded Revolver (7)	05/04/2021	05/07/2026	Media	—	—	152	—	—
Adweek Purchaser, LLC	05/31/2024	05/30/2027	Printing and Publishing	11.00%	3M SOFR+700	2,100	2,074	2,100
Adweek Purchaser, LLC - Unfunded Term Loan (7)	05/31/2024	11/30/2025	Printing and Publishing	—	—	300	—	5
Aechelon Technology, Inc.	08/16/2024	08/16/2029	Aerospace and Defense	9.91%	3M SOFR+575	11,640	11,537	11,640
Aechelon Technology, Inc. - Funded Revolver	08/16/2024	08/16/2029	Aerospace and Defense	10.66%	3M SOFR+650	961	961	961
Aechelon Technology, Inc. - Unfunded Revolver (7)	08/16/2024	08/16/2029	Aerospace and Defense	—	—	1,763	—	—
AFC Dell Holding Corp.	12/12/2023	04/09/2027	Distribution	9.70%	3M SOFR+550	67	67	67
AFC Dell Holding Corp. - Unfunded Term Loan (7)	12/12/2023	04/09/2027	Distribution	—	—	4,428	—	(22)
Atlas Purchaser, Inc. - Third Out (10)	03/28/2024	05/06/2028	Telecommunications	—	—	8,840	7,707	265
Atlas Purchaser, Inc. - Fourth Out (10)	03/28/2024	05/06/2028	Telecommunications	—	—	4,760	794	95
Anteriad, LLC (f/k/a MeritDirect, LLC) - Funded Revolver	05/21/2019	06/30/2026	Media	9.90%	3M SOFR+590	230	230	230
Anteriad, LLC (f/k/a MeritDirect, LLC) - Unfunded Revolver (7)	05/21/2019	06/30/2026	Media	—	—	1,382	—	—
Aphix Buyer, Inc	07/17/2025	07/17/2031	Business Services	8.91%	3M SOFR+475	6,144	6,106	6,114
Aphix Buyer, Inc - Unfunded Term Loan (7)	07/17/2025	07/16/2027	Business Services	—	—	9,172	—	11
Aphix Buyer, Inc - Unfunded Revolver (7)	07/17/2025	07/17/2031	Business Services	—	—	2,389	—	(12)
APT OPCO, LLC	09/29/2025	09/30/2031	Healthcare, Education and Childcare	9.00%	3M SOFR+500	7,875	7,826	7,826
APT OPCO, LLC - Unfunded Term Loan (7)	09/29/2025	09/30/2027	Healthcare, Education and Childcare	—	—	1,228	—	—
APT OPCO, LLC - Unfunded Revolver (7)	09/29/2025	09/30/2031	Healthcare, Education and Childcare	—	—	1,228	—	—
Arcfield Acquisition Corp. - Unfunded Revolver (7)	10/28/2024	10/28/2031	Aerospace and Defense	—	—	1,688	—	(8)
Archer Lewis, LLC	08/28/2024	08/28/2029	Healthcare, Education and Childcare	9.77%	3M SOFR+575	1,488	1,474	1,488
Archer Lewis, LLC - Unfunded Term Loan (7)	08/28/2024	08/28/2026	Healthcare, Education and Childcare	—	—	5,329	—	53

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS - continued

September 30, 2025

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Archer Lewis, LLC - Unfunded Revolver (7)	08/28/2024	08/28/2029	Healthcare, Education and Childcare	—	—	1,304	$—	$—
Argano, LLC.	09/13/2024	09/13/2029	Business Services	9.90%	3M SOFR+575	10,448	10,349	10,291
Argano, LLC - Unfunded Term Loan (7)	09/13/2024	10/02/2026	Business Services	—	—	2,483	—	(12)
Argano, LLC - Unfunded Revolver (7)	09/13/2024	09/13/2029	Business Services	—	—	794	—	(12)
Azureon, LLC	06/26/2024	06/26/2029	Diversified Conglomerate Service	9.75%	3M SOFR+575	9,811	9,708	9,526
Azureon, LLC - Funded Revolver	06/26/2024	06/26/2029	Diversified Conglomerate Service	9.75%	3M SOFR+575	464	464	450
Azureon, LLC - Unfunded Revolver (7)	06/26/2024	06/26/2029	Diversified Conglomerate Service	—	—	696	—	(20)
Beacon Behavioral Support Service, LLC - Unfunded Term Loan (7)	06/21/2024	12/22/2025	Healthcare, Education and Childcare	—	—	3,838	—	38
Beacon Behavioral Support Service, LLC - Unfunded Term Loan - 3rd Amendment (7)	06/21/2024	06/21/2027	Healthcare, Education and Childcare	—	—	12,627	—	126
Beacon Behavioral Support Service, LLC - Unfunded Revolver (7)	06/21/2024	06/21/2029	Healthcare, Education and Childcare	—	—	1,042	—	—
Berwick Industrial Park	04/26/2022	05/02/2026	Buildings and Real Estate	13.00%	—	4,000	4,016	3,988
Best Practice Associates, LLC - Unfunded Revolver (7)	11/07/2024	11/08/2029	Aerospace and Defense	—	—	1,929	—	(14)
Beta Plus Technologies, Inc.	06/28/2022	07/02/2029	Business Services	9.75%	3M SOFR+575	10,644	10,509	10,537
Big Top Holdings, LLC - Unfunded Revolver (7)	02/29/2024	02/28/2030	Manufacturing/Basic Industry	—	—	1,155	—	—
BioDerm, Inc. - Funded Revolver	01/30/2023	01/31/2028	Healthcare, Education and Childcare	10.77%	3M SOFR+650	1,071	1,071	1,058
Blackhawk Industrial Distribution, Inc.	06/27/2022	09/17/2026	Distribution	9.40%	3M SOFR+540	1,267	1,263	1,245
Blackhawk Industrial Distribution, Inc. - Funded Revolver	06/27/2022	09/17/2026	Distribution	9.40%	3M SOFR+540	2,186	2,186	2,147
Blackhawk Industrial Distribution, Inc. - Unfunded Revolver (7)	06/27/2022	09/17/2026	Distribution	—	—	2,671	—	(47)
BLC Holding Company, Inc.	11/20/2024	11/20/2030	Business Services	8.50%	3M SOFR+450	2,248	2,232	2,248
BLC Holding Company, Inc. - Unfunded Term Loan (7)	11/20/2024	11/20/2026	Business Services	—	—	7,514	—	56
BLC Holding Company, Inc. - Funded Revolver	11/20/2024	11/20/2030	Business Services	8.50%	3M SOFR+450	331	331	331
BLC Holding Company, Inc. - Unfunded Revolver (7)	11/20/2024	11/20/2030	Business Services	—	—	2,675	—	—
Blue Cloud Pediatric Surgery Centers, LLC	08/12/2025	01/21/2031	Healthcare Providers & Services	9.48%	3M SOFR+525	2,494	2,469	2,469
Blue Cloud Pediatric Surgery Centers, LLC - Unfunded Term Loan (7)	08/12/2025	07/30/2027	Healthcare Providers & Services	—	—	2,759	—	—
Boss Industries, LLC - Unfunded Revolver (7)	12/27/2024	12/27/2030	Conglomerate Manufacturing	—	—	1,306	—	—
By Light Professional IT Services, LLC	07/15/2025	07/15/2031	Business Services	9.66%	3M SOFR+550	2,500	2,481	2,481

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS - continued

September 30, 2025

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
By Light Professional IT Services, LLC - Unfunded Revolver (7)	07/15/2025	07/15/2031	Business Services	—	—	988	$—	$(7)
Capital Construction, LLC	06/30/2025	10/22/2026	Consumer Services	10.20%	3M SOFR+590	5,608	5,573	5,552
Capital Construction, LLC - Unfunded Term Loan A (7)	06/30/2025	12/30/2025	Consumer Services	—	—	6,613	—	(17)
Carisk Buyer, Inc. - Unfunded Term Loan (7)	11/27/2023	12/03/2029	Healthcare, Education and Childcare	—	—	4,813	—	48
Carisk Buyer, Inc. - Unfunded Term Loan 2 (7)	11/27/2023	12/03/2029	Healthcare, Education and Childcare	—	—	1,528	—	11
Carisk Buyer, Inc. - Unfunded Revolver (7)	11/27/2023	12/03/2029	Healthcare, Education and Childcare	—	—	1,750	—	—
Carnegie Dartlet, LLC	02/07/2024	02/07/2030	Education	9.66%	3M SOFR+550	2,326	2,304	2,302
Carnegie Dartlet, LLC - Unfunded Term Loan (7)	02/07/2024	02/09/2026	Education	—	—	7,680	—	—
Carnegie Dartlet, LLC - Unfunded Revolver (7)	02/07/2024	02/07/2030	Education	—	—	3,339	—	(33)
Cartessa Aesthetics, LLC	06/01/2022	06/14/2028	Distribution	10.30%	3M SOFR+600	23,494	23,242	23,494
Cartessa Aesthetics, LLC - Funded Revolver	06/01/2022	06/14/2028	Distribution	10.30%	3M SOFR+600	1,265	1,265	1,265
Cartessa Aesthetics, LLC - Unfunded Revolver (7)	06/01/2022	06/14/2028	Distribution	—	—	2,297	—	—
Case Works, LLC	10/01/2024	10/01/2029	Business Services	9.09%	3M SOFR+525	852	845	814
Case Works, LLC - Funded Revolver	10/01/2024	10/01/2029	Business Services	9.25%	3M SOFR+525	1,793	1,793	1,712
Case Works, LLC - Unfunded Revolver (7)	10/01/2024	10/01/2029	Business Services	—	—	94	—	(4)
CF512, Inc. - Funded Revolver	08/17/2021	08/20/2026	Media	10.18%	3M SOFR+602	82	82	81
CF512, Inc. - Unfunded Revolver (7)	08/17/2021	08/20/2026	Media	—	—	827	—	(8)
CJX Borrower, LLC	07/08/2021	07/13/2027	Media	10.08%	3M SOFR+576	322	309	322
CJX Borrower, LLC - Unfunded Term Loan (7)	07/08/2021	07/13/2027	Media	—	—	149	—	27
CJX Borrower, LLC - Funded Revolver	07/08/2021	07/13/2027	Media	10.07%	3M SOFR+576	893	893	893
CJX Borrower, LLC - Unfunded Revolver (7)	07/08/2021	07/13/2027	Media	—	—	982	—	—
Compex Legal Services, Inc. - Funded Revolver	07/24/2023	02/07/2026	Business Services	9.78%	3M SOFR+555	459	459	459
Compex Legal Services, Inc. - Unfunded Revolver (7)	07/24/2023	02/07/2026	Business Services	—	—	197	—	—
Cornerstone Advisors of Arizona, LLC	05/13/2025	05/13/2032	Consulting Services	8.75%	3M SOFR+475	6,000	5,970	5,970
Cornerstone Advisors of Arizona, LLC - Unfunded Revolver (7)	05/13/2025	05/13/2032	Consulting Services	—	—	797	—	(4)
Commercial Fire Protection Holdings, LLC - Unfunded Term Loan (7)	09/23/2024	09/23/2026	Business Services	—	—	6,630	—	50
Commercial Fire Protection Holdings, LLC - Unfunded Revolver (7)	09/23/2024	09/23/2030	Business Services	—	—	2,486	—	—
Crane 1 Services, Inc. - Unfunded Revolver (7)	06/10/2024	08/16/2027	Personal, Food and Miscellaneous Services	—	—	435	—	(3)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS - continued

September 30, 2025

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
C5MI Acquisition, LLC	07/31/2024	07/31/2029	Business Services	10.00%	3M SOFR+600	2,463	$2,432	$2,463
C5MI Acquisition, LLC - Unfunded Revolver (7)	07/31/2024	07/31/2029	Business Services	—	—	4,133	—	—
DRS Holdings III, Inc.	11/01/2019	11/03/2025	Consumer Products	9.57%	3M SOFR+525	2	2	2
DRS Holdings III, Inc. - Unfunded Revolver (7)	11/01/2019	11/03/2025	Consumer Products	—	—	608	—	—
Duggal Acquisition, LLC - Unfunded Term Loan (7)	09/30/2024	09/30/2026	Marketing Services	—	—	2,042	—	20
Duggal Acquisition, LLC - Unfunded Revolver (7)	09/30/2024	09/30/2030	Marketing Services	—	—	2,561	—	—
Dynata, LLC - Last-Out Term Loan	07/15/2024	10/16/2028	Business Services	9.96%	3M SOFR+576	83	83	68
EDS Buyer, LLC - Unfunded Revolver (7)	12/19/2022	01/10/2029	Aerospace and Defense	—	—	1,915	—	5
Emergency Care Partners, LLC	10/18/2024	10/18/2027	Healthcare, Education and Childcare	9.69%	3M SOFR+550	656	656	656
Emergency Care Partners, LLC - Unfunded Term Loan (7)	10/18/2024	10/19/2026	Healthcare, Education and Childcare	—	—	1,530	—	—
Emergency Care Partners, LLC - Unfunded Revolver (7)	10/18/2024	10/18/2027	Healthcare, Education and Childcare	—	—	641	—	—
ENC Parent Corporation	07/11/2024	08/20/2029	Business Services	8.51%	3M SOFR+451	3,391	3,057	2,882
ETE Intermediate II, LLC	05/24/2023	05/29/2029	Personal, Food and Miscellaneous Services	9.16%	3M SOFR+500	552	549	552
ETE Intermediate II, LLC - Funded Revolver	05/24/2023	05/25/2029	Personal, Food and Miscellaneous Services	9.17%	3M SOFR+500	166	166	166
ETE Intermediate II, LLC - Unfunded Revolver (7)	05/24/2023	05/25/2029	Personal, Food and Miscellaneous Services	—	—	2,264	—	—
Eval Home Health Solutions Intermediate, LLC - Unfunded Revolver (7)	05/10/2024	05/10/2030	Healthcare, Education and Childcare	—	—	822	—	—
Exigo Intermediate II, LLC	03/10/2022	03/15/2027	Business Services	10.51%	3M SOFR+635	23,878	23,740	23,878
Exigo Intermediate II, LLC -Unfunded Revolver (7)	03/10/2022	03/15/2027	Business Services	—	—	1,856	—	—
Express Wash Intermediate, LLC	07/14/2022	04/10/2031	Auto Sector	10.58%	3M SOFR+625	9,975	9,926	9,736
Express Wash Intermediate, LLC - Unfunded Revolver (7)	07/14/2022	04/10/2031	Auto Sector	—	—	609	—	(15)
First Medical MSO, LLC	06/13/2025	06/13/2031	Healthcare, Education and Childcare	9.75%	3M SOFR+575	4,489	4,445	4,444
First Medical MSO, LLC - Unfunded Term Loan (7)	06/13/2025	06/13/2027	Healthcare, Education and Childcare	—	—	3,000	—	—
First Medical MSO, LLC - Unfunded Revolver (7)	06/13/2025	06/13/2031	Healthcare, Education and Childcare	—	—	600	—	(6)
Five Star Buyer, Inc.	02/21/2023	02/23/2028	Leisure, Amusement, Motion Pictures, Entertainment	11.46 (PIK 1.00%)%	3M SOFR+715	197	197	193
Five Star Buyer, Inc. - Unfunded Revolver (7)	02/21/2023	02/23/2028	Leisure, Amusement, Motion Pictures, Entertainment	—	—	370	—	(7)
Gauge ETE Blocker, LLC	05/24/2023	05/21/2029	Personal, Food and Miscellaneous Services	PIK 12.56%	—	285	285	285

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS - continued

September 30, 2025

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
GGG MIDCO, LLC	09/27/2024	09/27/2030	Home and Office Furnishings, Housewares and Durable Consumer Products	9.22%	3M SOFR+500	8,112	$8,035	$8,112
GGG MIDCO, LLC - Unfunded Term Loan (7)	09/27/2024	09/27/2026	Home and Office Furnishings, Housewares and Durable Consumer Products	—	—	2,154	—	22
GGG MIDCO, LLC - Unfunded Revolver (7)	09/27/2024	09/27/2030	Home and Office Furnishings, Housewares and Durable Consumer Products	—	—	581	—	—
Graffiti Buyer, Inc.	10/25/2022	08/10/2027	Distribution	9.66%	3M SOFR+560	245	244	240
Graffiti Buyer, Inc. - Unfunded Term Loan (7)	10/25/2022	08/10/2027	Distribution	—	—	831	—	(10)
Graffiti Buyer, Inc. - Funded Revolver	10/25/2022	08/10/2027	Distribution	9.85%	3M SOFR+560	32	32	31
Graffiti Buyer, Inc. - Unfunded Revolver (7)	10/25/2022	08/10/2027	Distribution	—	—	737	—	(15)
Halo Buyer, Inc.	07/18/2018	08/07/2029	Consumer Products	10.16%	3M SOFR+600	16,915	16,760	16,915
Halo Buyer, Inc. - Funded Revolver	07/18/2018	08/07/2029	Consumer Products	10.16%	3M SOFR+600	517	517	517
Halo Buyer, Inc. - Unfunded Revolver (7)	07/18/2018	08/07/2029	Consumer Products	—	—	2,181	—	—
Hancock Roofing and Construction, LLC	05/05/2022	12/31/2026	Insurance	9.76%	3M SOFR+560	750	750	743
Harris & Co, LLC	08/09/2024	08/09/2030	Financial Services	9.16%	3M SOFR+500	9,097	9,019	9,018
Harris & Co, LLC - Unfunded Term Loan B (7)	08/09/2024	02/09/2026	Financial Services	—	—	5,574	—	—
Harris & Co, LLC - Unfunded Term Loan C (7)	08/09/2024	08/18/2027	Financial Services	—	—	10,226	—	—
Harris & Co, LLC - Funded Revolver	08/09/2024	08/09/2030	Financial Services	9.16%	3M SOFR+500	526	526	521
Harris & Co, LLC - Unfunded Revolver (7)	08/09/2024	08/09/2030	Financial Services	—	—	2,479	—	(22)
HEC Purchaser Corp.	06/17/2024	06/17/2029	Healthcare, Education and Childcare	9.22%	3M SOFR+500	4,801	4,778	4,801
Hills Distribution, Inc.	11/02/2023	11/08/2029	Distribution	10.32%	3M SOFR+600	7,786	7,721	7,786
Hills Distribution, Inc. - Unfunded Term Loan (7)	11/02/2023	11/07/2025	Distribution	—	—	1,280	—	13
HV Watterson Holdings, LLC (10)	06/13/2022	12/17/2026	Business Services	8.00%	—	287	286	158
HV Watterson Holdings, LLC - Funded Revolver (10)	06/13/2022	12/17/2026	Business Services	8.00%	—	1,250	1,250	686
HV Watterson Holdings, LLC - Unfunded Revolver (7), (10)	06/13/2022	12/17/2026	Business Services	—	—	—	—	—
HW Holdco, LLC - Unfunded Revolver (7)	10/11/2019	05/11/2026	Media	—	—	3,387	—	—
IG Investments Holdings, LLC	07/11/2022	09/22/2028	Business Services	9.31%	3M SOFR+500	104	103	103

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS - continued

September 30, 2025

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
IG Investments Holdings, LLC - Unfunded Revolver (7)	07/11/2022	09/22/2028	Business Services	—%	—	722	$—	$(4)
Imagine Acquisitionco, Inc. - Unfunded Revolver (7)	11/04/2021	11/16/2027	Business Services	—	—	1,685	—	—
Impact Advisors, LLC	03/21/2025	03/19/2032	Business Services	8.50%	3M SOFR+450	7,960	7,921	7,960
Impact Advisors, LLC - Unfunded Term Loan (7)	03/21/2025	03/21/2027	Business Services	—	—	4,686	—	23
Impact Advisors, LLC - Unfunded Revolver (7)	03/21/2025	03/19/2032	Business Services	—	—	937	—	—
Infinity Home Services Holdco, Inc.	12/21/2022	12/28/2028	Personal, Food and Miscellaneous Services	10.00%	3M SOFR+600	8,974	8,885	8,974
Infinity Home Services Holdco, Inc. (CAD)	12/21/2022	12/28/2028	Personal, Food and Miscellaneous Services	10.00%	3M SOFR+600	CAD 2,612	1,887	1,877
Infinity Home Services Holdco, Inc. - 3rd Amendment Unfunded Term Loan (7)	12/21/2022	10/30/2026	Personal, Food and Miscellaneous Services	—	—	9,091	—	—
Infinity Home Services Holdco, Inc. - Funded Revolver	12/21/2022	12/28/2028	Personal, Food and Miscellaneous Services	12.25%	3M SOFR+500	161	161	161
Infinity Home Services Holdco, Inc. - Unfunded Revolver (7)	12/21/2022	12/28/2028	Personal, Food and Miscellaneous Services	—	—	1,130	—	—
Inovex Information Systems Incorporated - Unfunded Term Loan (7)	12/17/2024	12/17/2026	Business Services	—	—	1,900	—	—
Inovex Information Systems Incorporated - Unfunded Revolver (7)	12/17/2024	12/17/2030	Business Services	—	—	2,375	—	—
Inventus Power, Inc. - Funded Revolver	03/24/2021	01/15/2026	Electronics	11.76%	3M SOFR+761	403	403	403
Inventus Power, Inc. - Unfunded Revolver (7)	03/24/2021	01/15/2026	Electronics	—	—	1,325	—	—
Kinetic Purchaser, LLC	07/08/2022	11/10/2027	Consumer Products	10.19%	3M SOFR+615	3,099	3,044	2,634
Kinetic Purchaser, LLC - Funded Revolver	07/08/2022	11/10/2026	Consumer Products	10.15%	3M SOFR+615	3,070	3,070	2,609
Kinetic Purchaser, LLC - Unfunded Revolver (7)	07/08/2022	11/10/2026	Consumer Products	—	—	1,784	—	(268)
Lash OpCo, LLC	08/16/2021	02/18/2027	Consumer Products	12.14 (PIK 5.10%)%	3M SOFR+785	3,055	3,038	2,979
Lash OpCo, LLC - Funded Revolver	08/16/2021	08/16/2026	Consumer Products	12.14 (PIK 5.10%)%	3M SOFR+785	918	918	895
Lash OpCo, LLC - Unfunded Revolver (7)	08/16/2021	08/16/2026	Consumer Products	—	—	2,223	—	(56)
LAV Gear Holdings, Inc. - Incremental Term Loan	02/26/2020	07/31/2029	Leisure, Amusement, Motion Pictures, Entertainment	PIK 10.10%	3M SOFR+594	1,218	1,226	1,263
LAV Gear Holdings, Inc. - FOTL	02/26/2020	07/31/2029	Leisure, Amusement, Motion Pictures, Entertainment	PIK 10.10%	3M SOFR+595	134	122	165
LAV Gear Holdings, Inc. - Unfunded Revolver (7)	02/26/2020	07/31/2029	Leisure, Amusement, Motion Pictures, Entertainment	—	—	149	—	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS - continued

September 30, 2025

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Ledge Lounger, Inc.	11/04/2021	11/09/2026	Consumer Products	11.65 (PIK 1.00%)%	3M SOFR+765	8,998	$8,949	$7,018
Ledge Lounger, Inc. - Funded Revolver	11/04/2021	11/09/2026	Consumer Products	11.65 (PIK 1.00%)%	3M SOFR+765	1,621	1,621	1,264
Lightspeed Buyer, Inc.	02/03/2020	02/03/2027	Healthcare, Education and Childcare	8.91%	3M SOFR+475	2,011	2,011	2,011
Lightspeed Buyer, Inc. - Unfunded Revolver (7)	02/03/2020	02/03/2027	Healthcare, Education and Childcare	—	—	1,166	—	—
LJ Avalon Holdings, LLC	01/18/2023	02/01/2030	Environmental Services	8.78%	3M SOFR+450	5,194	5,179	5,194
LJ Avalon Holdings, LLC - Unfunded Term Loan (7)	01/18/2023	02/08/2027	Environmental Services	—	—	2,624	—	13
LJ Avalon Holdings, LLC - Unfunded Revolver (7)	01/18/2023	02/01/2029	Environmental Services	—	—	1,498	—	—
Loving Tan Intermediate II, Inc.	05/25/2023	05/31/2028	Consumer Products	9.00%	3M SOFR+500	7,054	6,982	7,054
Loving Tan Intermediate II, Inc. - Funded Revolver	05/25/2023	05/31/2028	Consumer Products	9.00%	3M SOFR+500	664	664	664
Loving Tan Intermediate II, Inc. - Unfunded Revolver (7)	05/25/2023	05/31/2028	Consumer Products	—	—	332	—	—
Loving Tan Intermediate II, Inc. - Unfunded Term Loan (7)	05/25/2023	07/12/2026	Consumer Products	—	—	2,018	—	20
Marketplace Events Acquisition, LLC	12/19/2024	12/19/2030	Media	9.25%	3M SOFR+525	1,237	1,225	1,237
Marketplace Events Acquisition, LLC - Unfunded Term Loan (7)	12/19/2024	06/19/2026	Media	—	—	3,113	—	31
Marketplace Events Acquisition, LLC - Funded Revolver	12/19/2024	12/19/2030	Media	9.25%	3M SOFR+525	218	218	218
Marketplace Events Acquisition, LLC - Unfunded Revolver (7)	12/19/2024	12/19/2030	Media	—	—	1,959	—	—
MBS Holdings, Inc.	04/14/2021	04/16/2027	Telecommunications	9.30%	3M SOFR+510	267	266	267
MBS Holdings, Inc. - Unfunded Revolver (7)	04/14/2021	04/16/2027	Telecommunications	—	—	694	—	—
MDI Buyer, Inc. - Funded Revolver	07/19/2022	07/25/2028	Chemicals, Plastics and Rubber	11.50%	3M SOFR+375	1,808	1,808	1,808
MDI Buyer, Inc. - Unfunded Revolver (7)	07/19/2022	07/25/2028	Chemicals, Plastics and Rubber	—	—	419	—	—
Meadowlark Acquirer, LLC	12/09/2021	12/10/2027	Business Services	9.65%	3M SOFR+565	1,903	1,892	1,903
Meadowlark Acquirer, LLC - Funded Revolver	12/09/2021	12/10/2027	Business Services	9.65%	3M SOFR+565	337	337	337
Meadowlark Acquirer, LLC- Unfunded Revolver (7)	12/09/2021	12/10/2027	Business Services	—	—	1,348	—	—
Medina Health, LLC - Unfunded Revolver (7)	10/16/2023	10/20/2028	Healthcare, Education and Childcare	—	—	2,774	—	14
Megawatt Acquisitionco, Inc. - Funded Revolver	03/01/2024	03/01/2030	Electronics	9.67%	3M SOFR+550	232	232	221
Megawatt Acquisitionco, Inc. - Unfunded Revolver (7)	03/01/2024	03/01/2030	Electronics	—	—	1,625	—	(78)
Mineola 212, LLC	06/24/2024	12/24/2025	Buildings and Real Estate	14.00%	—	3,500	3,515	3,507

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS - continued

September 30, 2025

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
MOREGroup Holdings, Inc. - Unfunded Term Loan (7)	01/09/2024	01/16/2026	Business Services	—%	—	6,124	$—	$61
MOREGroup Holdings, Inc. - Unfunded Revolver (7)	01/09/2024	01/16/2030	Business Services	—	—	3,675	—	—
Municipal Emergency Services, Inc.	09/23/2021	10/01/2027	Distribution	9.17%	3M SOFR+515	1,031	1,024	1,031
Municipal Emergency Services, Inc. - Unfunded Term Loan (7)	09/23/2021	01/15/2026	Distribution	—	—	568	—	3
Municipal Emergency Services, Inc. - Unfunded Revolver (7)	09/23/2021	10/01/2027	Distribution	—	—	1,880	—	—
NBH Group, LLC - Unfunded Revolver (7)	08/16/2021	08/19/2026	Healthcare, Education and Childcare	—	—	1,163	—	—
NORA Acquisition, LLC - Funded Revolver	08/22/2023	08/31/2029	Healthcare, Education and Childcare	10.35%	3M SOFR+635	1,218	1,218	1,209
NORA Acquisition, LLC - Unfunded Revolver (7)	08/22/2023	08/31/2029	Healthcare, Education and Childcare	—	—	1,489	—	(11)
North American Rail Solutions, LLC	08/29/2025	08/29/2031	Manufacturing/Basic Industry	8.75%	3M SOFR+475	29,416	29,269	29,269
North American Rail Solutions, LLC - Unfunded Term Loan (7)	08/29/2025	08/29/2027	Manufacturing/Basic Industry	—	—	2,263	—	—
North American Rail Solutions, LLC - Funded Revolver	08/29/2025	08/29/2031	Manufacturing/Basic Industry	8.75%	3M SOFR+475	784	784	784
North American Rail Solutions, LLC - Unfunded Revolver (7)	08/29/2025	08/29/2031	Manufacturing/Basic Industry	—	—	2,383	—	—
NP Riverhead Industrial, LLC	05/24/2024	12/10/2025	Buildings and Real Estate	15.50%	—	5,000	5,015	5,000
Omnia Exterior Solutions, LLC	12/29/2023	12/31/2029	Diversified Conglomerate Service	9.25%	3M SOFR+525	1,787	1,771	1,751
Omnia Exterior Solutions, LLC - Unfunded Term Loan (7)	12/29/2023	09/30/2026	Diversified Conglomerate Service	—	—	3,807	—	(43)
Omnia Exterior Solutions, LLC - Funded Revolver	12/29/2023	12/31/2029	Diversified Conglomerate Service	9.25%	3M SOFR+525	1,260	1,260	1,235
Omnia Exterior Solutions, LLC - Unfunded Revolver (7)	12/29/2023	12/31/2029	Diversified Conglomerate Service	—	—	840	—	(17)
ORL Acquisition, Inc.	09/01/2021	09/03/2027	Business Services	13.70 (PIK 7.50%)%	3M SOFR+940	4,426	4,395	3,917
ORL Acquisition, Inc. - Unfunded Revolver (7)	09/01/2021	09/03/2027	Business Services	—	—	149	—	(17)
OSP Embedded Purchaser, LLC	12/11/2023	12/17/2029	Aerospace and Defense	9.81%	3M SOFR+575	6,386	6,298	6,297
OSP Embedded Purchaser, LLC - Unfunded Revolver (7)	12/11/2023	12/17/2029	Aerospace and Defense	—	—	1,477	—	(21)
Pacific Purchaser, LLC - Unfunded Revolver (7)	10/02/2023	10/02/2028	Business Services	—	—	1,373	—	(5)
PAR Excellence Holdings, Inc.	09/03/2024	09/03/2030	Healthcare, Education and Childcare	9.32%	3M SOFR+500	11,940	11,827	11,731
PAR Excellence Holdings, Inc. - Unfunded Revolver (7)	09/03/2024	09/03/2030	Healthcare, Education and Childcare	—	—	2,681	—	(47)
Paving Lessor Corp.	07/01/2025	07/01/2031	Business Services	9.25%	3M SOFR+525	6,974	6,922	6,921
Paving Lessor Corp. - Unfunded Term Loan (7)	07/01/2025	07/01/2027	Business Services	—	—	3,291	—	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS - continued

September 30, 2025

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Paving Lessor Corp. - Unfunded Revolver (7)	07/01/2025	07/01/2031	Business Services	—%	—	2,194	$—	$(16)
PCS MIDCO, Inc.	03/01/2024	03/01/2030	Financial Services	9.75%	3M SOFR+575	2,322	2,303	2,322
PCS MIDCO, Inc. - Unfunded Term Loan (7)	03/01/2024	03/02/2026	Financial Services	—	—	2,078	—	21
PCS MIDCO, Inc. - Unfunded Revolver (7)	03/01/2024	03/01/2030	Financial Services	—	—	1,762	—	—
Peninsula Pacific Entertainment	08/15/2025	08/22/2032	Gaming	9.02%	3M SOFR+475	5,251	5,198	5,238
Peninsula Pacific Entertainment - Unfunded Term Loan (7)	08/15/2025	08/25/2027	Gaming	—	—	1,231	—	3
Penta Group Holdings, Inc.	07/31/2025	07/31/2031	Business Services	8.50%	3M SOFR+450	3,556	3,538	3,538
Penta Group Holdings, Inc. - Unfunded Term Loan (7)	07/31/2025	07/31/2027	Business Services	—	—	2,591	—	—
Penta Group Holdings, Inc. - Funded Revolver	07/31/2025	07/31/2031	Business Services	8.50%	3M SOFR+450	210	210	209
Penta Group Holdings, Inc. - Unfunded Revolver (7)	07/31/2025	07/31/2031	Business Services	—	—	437	—	(2)
PlayPower, Inc.	08/28/2024	08/28/2030	Manufacturing/Basic Industry	9.25%	3M SOFR+525	11,880	11,804	11,880
PlayPower, Inc. - Unfunded Revolver (7)	08/28/2024	08/28/2030	Manufacturing/Basic Industry	—	—	2,570	—	—
Podean Buyer, Inc.	08/04/2025	08/04/2031	Marketing Services	10.00%	3M SOFR+600	4,030	3,990	3,990
Podean Buyer, Inc. - Unfunded Revolver (7)	08/04/2025	08/04/2031	Marketing Services	—	—	796	—	(8)
PL Acquisitionco, LLC - Funded Revolver (13)	11/05/2021	11/09/2027	Retail	4.27%	—	863	863	345
PL Acquisitionco, LLC - Unfunded Revolver (7), (13)	11/05/2021	11/09/2027	Retail	—	—	755	—	(453)
Project Granite Buyer, Inc. - Unfunded Term Loan (7)	12/31/2024	12/31/2026	Business Services	—	—	554	—	11
Project Granite Buyer, Inc. - Unfunded Revolver (7)	12/31/2024	12/31/2030	Business Services	—	—	923	—	9
Radius Aerospace, Inc. - Funded Revolver	11/14/2022	03/29/2027	Aerospace and Defense	10.29%	3M SOFR+600	410	410	400
Radius Aerospace, Inc. - Unfunded Revolver (7)	11/14/2022	03/29/2027	Aerospace and Defense	—	—	1,819	—	(41)
Rancho Health MSO, Inc. - Unfunded Term Loan (7)	09/27/2021	06/30/2026	Healthcare, Education and Childcare	—	—	1,954	—	8
Rancho Health MSO, Inc. - Funded Revolver	09/27/2021	06/20/2029	Healthcare, Education and Childcare	9.29%	3M SOFR+500	1,962	1,962	1,962
Rancho Health MSO, Inc. - Unfunded Revolver (7)	09/27/2021	06/20/2029	Healthcare, Education and Childcare	—	—	713	—	—
Recteq, LLC - Funded Revolver	01/27/2021	01/29/2026	Consumer Products	10.46%	3M SOFR+625	313	313	312
Recteq, LLC - Unfunded Revolver (7)	01/27/2021	01/29/2026	Consumer Products	—	—	814	—	(2)
Riverpoint Medical, LLC - Unfunded Revolver (7)	06/19/2019	06/21/2027	Healthcare, Education and Childcare	—	—	364	—	—
Ro Health, LLC - Funded Revolver	01/16/2025	01/17/2031	Healthcare Providers & Services	8.50%	3M SOFR+450	1,258	1,258	1,258
Ro Health, LLC - Unfunded Revolver (7)	01/16/2025	01/17/2031	Healthcare Providers & Services	—	—	2,935	—	—
Rosco Parent, LLC	09/09/2025	09/12/2031	Business Services	8.81%	3M SOFR+475	10,167	10,090	10,090

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS - continued

September 30, 2025

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Rosco Parent, LLC - Unfunded Revolver (7)	09/09/2025	09/12/2031	Business Services	—	—	1,332	$—	$—
Route 66 Development	01/28/2025	01/24/2031	Gaming	13.16%	3M SOFR+900	18,000	17,655	17,910
RRA Corporate, LLC	08/15/2024	08/15/2029	Business Services	9.00%	3M SOFR+500	2,996	2,967	2,978
RRA Corporate, LLC - Unfunded Term Loan (7)	08/15/2024	08/17/2026	Business Services	—	—	7,178	—	29
RRA Corporate, LLC - Funded Revolver	08/15/2024	08/15/2029	Business Services	9.25%	3M SOFR+525	1,448	1,448	1,440
RRA Corporate, LLC - Unfunded Revolver (7)	08/15/2024	08/15/2029	Business Services	—	—	1,700	—	(10)
RTIC Subsidiary Holdings, LLC - Funded Revolver	05/03/2024	05/03/2029	Consumer Products	9.75%	3M SOFR+575	1,898	1,898	1,879
RTIC Subsidiary Holdings, LLC - Unfunded Revolver (7)	05/03/2024	05/03/2029	Consumer Products	—	—	3,524	—	(35)
Rural Sourcing Holdings, Inc. - Funded Revolver	06/08/2023	06/15/2029	Business Services	10.08%	3M SOFR+575	487	487	438
Rural Sourcing Holdings, Inc. - Unfunded Revolver (7)	06/08/2023	06/15/2029	Business Services	—	—	373	—	(37)
Sabel Systems Technology Solutions, LLC - Funded Revolver	10/31/2024	10/31/2030	Government Services	12.75%	3M SOFR+525	66	66	66
Sabel Systems Technology Solutions, LLC - Unfunded Revolver (7)	10/31/2024	10/31/2030	Government Services	—	—	1,261	—	—
Safe Haven Defense US, LLC	05/23/2024	05/23/2029	Building Materials	9.50%	3M SOFR+525	3,919	3,871	3,899
Safe Haven Defense US, LLC - Unfunded Revolver (7)	05/23/2024	05/23/2029	Building Materials	—	—	1,114	—	(6)
Sales Benchmark Index, LLC - Funded Revolver	05/29/2020	07/07/2026	Business Services	9.20%	3M SOFR+520	244	244	244
Sales Benchmark Index, LLC - Unfunded Revolver (7)	05/29/2020	07/07/2026	Business Services	—	—	366	—	—
Sath Industries, LLC	12/17/2024	12/17/2029	Event Services	9.54%	3M SOFR+550	11,389	11,287	11,389
Sath Industries, LLC - Unfunded Revolver (7)	12/17/2024	12/17/2029	Event Services	—	—	1,300	—	—
Schlesinger Global, Inc.	07/02/2019	11/12/2025	Business Services	12.92 (PIK 5.85%)%	3M SOFR+860	2,613	2,605	2,482
Schlesinger Global, Inc. - Funded Revolver	07/02/2019	11/12/2025	Business Services	12.92 (PIK 5.85%)%	3M SOFR+860	34	34	32
Schlesinger Global, Inc. - Unfunded Revolver (7)	07/02/2019	11/12/2025	Business Services	—	—	5	—	—
Seacoast Service Partners NA, LLC	12/20/2024	12/20/2029	Diversified Conglomerate Service	9.01%	3M SOFR+500	1,801	1,786	1,727
Seacoast Service Partners NA, LLC - Unfunded Term Loan (7)	12/20/2024	12/21/2026	Diversified Conglomerate Service	—	—	3,608	—	(116)
Seacoast Service Partners NA, LLC - Funded Revolver	12/20/2024	12/20/2029	Diversified Conglomerate Service	9.00%	3M SOFR+500	569	569	546
Seacoast Service Partners NA, LLC - Unfunded Revolver (7)	12/20/2024	12/20/2029	Diversified Conglomerate Service	—	—	786	—	(32)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS - continued

September 30, 2025

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Seaway Buyer, LLC	06/08/2022	06/13/2029	Chemicals, Plastics and Rubber	10.17%	3M SOFR+615	4,656	$4,611	$4,342
Seaway Buyer, LLC - Funded Revolver	06/08/2022	06/13/2028	Chemicals, Plastics and Rubber	10.19%	3M SOFR+615	2,605	2,605	2,429
Seaway Buyer, LLC - Unfunded Revolver (7)	06/08/2022	06/13/2028	Chemicals, Plastics and Rubber	—	—	521	—	(35)
Shiftkey, LLC	06/17/2022	06/21/2027	Business Services	10.01%	3M SOFR+601	16,593	16,515	15,913
Sigma Defense Systems, LLC	11/30/2021	12/20/2027	Telecommunications	10.31%	3M SOFR+615	10,450	10,209	10,450
Sigma Defense Systems, LLC - Funded Revolver	11/30/2021	12/20/2027	Telecommunications	10.90%	3M SOFR+690	850	850	850
Sigma Defense Systems, LLC - Unfunded Revolver (7)	11/30/2021	12/20/2027	Telecommunications	—	—	2,835	—	—
Spendmend Holdings, LLC	02/25/2022	03/01/2028	Business Services	9.15%	3M SOFR+515	1,192	1,186	1,192
Spendmend Holdings, LLC - Unfunded Term Loan (7)	02/25/2022	11/25/2026	Business Services	—	—	1,434	—	7
Spendmend Holdings, LLC - Funded Revolver	02/25/2022	03/01/2028	Business Services	9.15%	3M SOFR+515	234	234	234
Spendmend Holdings, LLC - Unfunded Revolver (7)	02/25/2022	03/01/2028	Business Services	—	—	1,168	—	—
STG Distribution, LLC - First Out New Money Term Loans	10/03/2024	10/03/2029	Transportation	12.57 (PIK 7.25%)%	3M SOFR+835	4,330	4,131	3,854
STG Distribution, LLC - Second Out Term Loans (13)	10/03/2024	10/03/2029	Transportation	5.32%	—	10,012	5,656	801
SV-Aero Holdings, LLC - Unfunded Term Loan (7)	10/31/2024	11/02/2026	Aerospace and Defense	—	—	3,562	—	18
System Planning and Analysis, Inc.	10/12/2021	08/16/2027	Aerospace and Defense	9.05%	3M SOFR+475	9,468	9,415	9,392
System Planning and Analysis, Inc. - Unfunded Term Loan (7)	10/12/2021	06/12/2027	Aerospace and Defense	—	—	589	—	(2)
System Planning and Analysis, Inc. - Funded Revolver	10/12/2021	08/16/2027	Aerospace and Defense	9.06%	3M SOFR+475	437	437	433
System Planning and Analysis, Inc. - Unfunded Revolver (7)	10/12/2021	08/16/2027	Aerospace and Defense	—	—	4,279	—	(34)
TCG 3.0 Jogger Acquisitionco, Inc.	01/23/2024	01/23/2029	Media	10.52%	3M SOFR+650	8,865	8,753	8,821
TCG 3.0 Jogger Acquisitionco, Inc. - Funded Revolver	01/23/2024	01/23/2029	Media	12.75%	3M SOFR+550	310	310	309
TCG 3.0 Jogger Acquisitionco, Inc. - Unfunded Revolver (7)	01/23/2024	01/23/2029	Media	—	—	1,414	—	(7)
The Bluebird Group, LLC - Unfunded Revolver (7)	07/22/2021	07/28/2026	Business Services	—	—	734	—	—
The Vertex Companies, LLC	08/25/2021	08/31/2028	Business Services	8.88%	3M SOFR+485	6,638	6,587	6,608
The Vertex Companies, LLC - Funded Revolver	08/25/2021	08/31/2028	Business Services	9.01%	3M SOFR+485	1,455	1,455	1,448
The Vertex Companies, LLC - Unfunded Revolver (7)	08/25/2021	08/31/2028	Business Services	—	—	2,513	—	(13)
TMII Enterprises, LLC - Unfunded Revolver (7)	12/19/2022	12/22/2028	Personal, Food and Miscellaneous Services	—	—	2,532	—	—
TransGo, LLC - Unfunded Revolver (7)	12/29/2023	12/29/2028	Machinery	—	—	2,775	—	21

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS - continued

September 30, 2025

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Urology Management Holdings, Inc. - Unfunded Term Loan (7)	09/03/2024	09/03/2026	Healthcare, Education and Childcare	—	—	1,000	$—	$5
US Fertility Enterprises, LLC	10/07/2024	10/11/2031	Healthcare, Education and Childcare	8.81%	3M SOFR+450	263	263	263
Walker Edison Furniture Company, LLC - New Money DIP	03/01/2023	03/01/2029	Home and Office Furnishings	10.00%	—	297	297	303
Walker Edison Furniture Company, LLC - Unfunded Term Loan (7)	03/01/2023	03/01/2029	Home and Office Furnishings	—	—	786	—	27
Wash & Wax Systems, LLC	10/20/2021	04/30/2028	Auto Sector	PIK 9.78%	3M SOFR+550	1,206	1,227	1,231
Wash & Wax Systems, LLC - Funded Revolver	10/20/2021	04/30/2028	Auto Sector	PIK 9.78%	3M SOFR+550	13	13	13
Wash & Wax Systems, LLC - Unfunded Revolver (7)	10/20/2021	04/30/2028	Auto Sector	—	—	617	—	—
Watchtower Buyer, LLC. - Unfunded Revolver (7)	11/29/2023	12/03/2029	Electronics	—	—	6,300	—	(63)

Total First Lien Secured Debt							537,235	517,648

Second Lien Secured Debt - 3.9% of Net Assets
Burgess Point Purchaser Corporation	07/26/2022	07/28/2030	Auto Sector	13.41%	3M SOFR+910	8,000	7,741	8,000
ENC Parent Corporation	08/06/2021	08/19/2029	Business Services	11.76%	3M SOFR+776	7,500	7,453	6,750
TEAM Services Group, LLC	04/26/2024	12/18/2028	Healthcare, Education and Childcare	13.57%	3M SOFR+926	3,429	3,425	3,411

Total Second Lien Secured Debt							18,619	18,161

Subordinate Debt/Corporate Notes - 8.2% of Net Assets
Beacon Behavioral Holdings, LLC	06/21/2024	06/21/2030	Healthcare, Education and Childcare	PIK 15.00%	—	5,948	5,885	5,948
Gauge Schlesinger Coinvest, LLC	07/02/2019	01/08/2026	Business Services	12.92%	3M SOFR+860	1	1	3
Northwinds Topco, Inc.	08/16/2024	10/30/2029	Consumer Services	PIK 15.00%	—	11,902	11,814	11,842
Northwinds Topco, Inc. - Unfunded Term Loan (7)	08/16/2024	10/30/2029	Consumer Services	—	—	3,500	—	(18)
ORL Holdco, Inc. - Convertible Notes	08/02/2024	03/08/2028	Business Services	18.00%	—	6	6	—
ORL Holdco, Inc. - Unfunded Convertible Notes (7)	08/02/2024	03/08/2028	Business Services	—	—	6	—	(5)
OSP Embedded Aggregator, LP - Convertible Note	11/06/2024	05/08/2030	Aerospace and Defense	12.00%	—	24	237	276
StoicLane, Inc. - Convertible Notes	08/15/2024	08/16/2027	Healthcare, Education and Childcare	12.00%	—	917	917	1,055
StoicLane, Inc. - Unfunded Convertible Notes (7)	08/15/2024	08/16/2027	Healthcare, Education and Childcare	—	—	306	—	46
United Land Services Intermediate Parent Holdings, LLC	07/12/2024	12/23/2026	Environmental Services	PIK 14.75%	—	18,112	17,872	17,931

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS - continued

September 30, 2025

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
United Land Services Intermediate Parent Holdings, LLC - Unfunded Term Loan (7)	07/12/2024	01/12/2026	Environmental Services	—	—	2,541	$—	$13
Wash & Wax Systems, LLC	10/20/2021	07/30/2028	Auto Sector	PIK 12.00%	—	811	812	811

Total Subordinate Debt							37,544	37,902

Preferred Equity/Partnership Interests - 4.3% of Net Assets (6)
Accounting Platform Blocker, Inc.	08/09/2024		Financial Services		—	356,200	356	356
Ad.net Holdings, Inc.	05/04/2021		Media		—	2,400	240	215
AFC Acquisitions, Inc. (F-2 Series) (9)	12/07/2023		Distribution		—	490	749	819
AFC Acquisitions, Inc. (G-2 Series) (9)	12/07/2023		Distribution		—	11	18	19
AFC Acquisitions, Inc. (H-2 Series) (9)	12/07/2023		Distribution		—	6	12	13
AFC Acquisitions, Inc. (I-2 Series) (9)	12/07/2023		Distribution		—	6	12	11
AFC Acquisitions, Inc. (J-2 Series) (9)	12/07/2023		Distribution		—	10	20	20
AH Holdings, LLC	03/23/2011		Healthcare, Education and Childcare	6.00%	—	211	500	335
Anteriad Holdings, LP (f/k/a MeritDirect Holdings, LP) (9)	05/21/2019		Media		—	1,135	1,135	1,120
BioDerm Holdings, LP	01/30/2023		Healthcare, Education and Childcare		—	1,312	1,312	1,307
Cartessa Aesthetics, LLC (9)	06/01/2022		Distribution		—	3,562,500	3,563	8,088
Connatix Parent, LLC	07/08/2021		Media		—	7,967	8	8
Consello Pacific Aggregator, LLC (9)	10/02/2023		Business Services		—	782,891	743	603
C5MI Holdco, LLC (9)	07/31/2024		Business Services		—	104,000	104	108
Gauge Schlesinger Coinvest, LLC - Class A-2	05/24/2023		Business Services		—	1	1	—
EvAL Home Health Solutions, LLC (9)	05/10/2024		Healthcare, Education and Childcare		—	272,771	453	409
Five Star Parent Holdings, LLC - Class P	07/09/2025		Leisure, Amusement, Motion Pictures, Entertainment		—	384	38	164
Hancock Claims Consultants Investors, LLC - Class A (9)	04/30/2024		Insurance		—	116,588	76	134
HPA SPQ Aggregator, LP	06/08/2023		Business Services		—	52,353	52	52
Imagine Topco, LP Preferred	11/04/2021		Business Services	8.00%	—	743,826	744	1,017
Magnolia Topco, LP - Class A (9)	07/25/2023		Auto Sector		—	1,545	1,545	1,424
Magnolia Topco, LP - Class A-1 (9)	07/25/2023		Auto Sector		—	530	530	1,060
Magnolia Topco, LP - Class B (9)	07/25/2023		Auto Sector		—	1,018	643	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS - continued

September 30, 2025

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Megawatt Acquisition Partners, LLC - Class A	06/28/2024		Electronics		—	5,349	$535	$417
NXOF Holdings, Inc.	02/26/2019		Aerospace and Defense		—	422	422	441
ORL Holdco, Inc.	09/01/2021		Business Services		—	575	57	—
PL Acquisitionco, LLC - (9)	05/31/2023		Retail		—	73	73	—
RTIC Parent Holdings, LLC - Class A-1 (9)	05/03/2024		Consumer Products		—	5	5	—
RTIC Parent Holdings, LLC - Class C (9)	05/03/2024		Consumer Products		—	10,624	700	1,290
RTIC Parent Holdings, LLC - Class D (9)	05/03/2024		Consumer Products		—	11,276	113	152
SP L2 Holdings, LLC	11/04/2021		Consumer Products		—	331,229	81	—
SP L2 Holdings, LLC - Unfunded (7)	11/04/2021		Consumer Products		—	189,274	—	(46)
TPC Holding Company, LP	12/04/2019		Food		—	219	219	236
TWD Parent Holdings, LLC	08/25/2021		Business Services		—	33	33	47

Total Preferred Equity/Partnership Interests							15,092	19,819

Common Equity/Partnership Interests/Warrants - 30.0% of Net Assets (6)
A1 Garage Equity, LLC (9)	12/19/2022		Personal, Food and Miscellaneous Services		—	2,193,038	2,193	3,893
ACP Big Top Holdings, LP	02/29/2024		Manufacturing/Basic Industry		—	773,800	744	1,134
Ad.net Holdings, Inc.	05/04/2021		Media		—	2,667	27	—
Aechelon InvestCo, LP	08/16/2024		Aerospace and Defense		—	10,684	1,068	4,064
Aechelon InvestCo, LP - Unfunded (7)	08/16/2024		Aerospace and Defense		—	11,940	—	—
Aftermarket Drivetrain Products Holdings, LLC	12/29/2023		Machinery		—	1,645	1,645	3,062
AG Investco, LP (9)	11/05/2018		Business Services		—	8,052	805	75
AG Investco, LP - Unfunded (7), (9)	11/05/2018		Business Services		—	1,948	—	(177)
Altamira Intermediate Company II, Inc.	07/23/2019		Aerospace and Defense		—	125,000	125	116
AMCSI Crash Co-Invest, LP	07/28/2022		Auto Sector		—	24,898	2,490	3,794
AMCSI Crash Co-Invest, LP - Unfunded (7)	07/28/2022		Auto Sector		—	5,102	—	—
Anteriad Holdings, LP (f/k/a MeritDirect Holdings, LP) (9)	05/21/2019		Media		—	1,135	—	—
APT INTERMEDIATE, LLC (9)	09/29/2025		Healthcare, Education and Childcare		—	384,799	519	519
Athletico Holdings, LLC (9)	02/04/2022		Healthcare, Education and Childcare		—	9,357	10,000	6,897
Atlas Investment Aggregator, LLC	05/03/2021		Telecommunications		—	1,700,000	1,613	—
Azureon, LLC (9)	06/26/2024		Diversified Conglomerate Service		—	508,238	508	432
BioDerm, Inc.	09/09/2024		Healthcare, Education and Childcare		—	1,312	—	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS - continued

September 30, 2025

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Burgess Point Holdings, LP	07/21/2022		Auto Sector		—	764	$777	$825
Carnegie Holdco, LLC (9)	02/07/2024		Education		—	1,680,300	1,603	1,260
Carisk Parent, LP	11/27/2023		Healthcare, Education and Childcare		—	204,455	204	236
Connatix Parent, LLC	07/08/2021		Media		—	273,207	632	315
Cowboy Parent LLC	09/12/2018		Distribution		—	27,778	3,015	3,157
Crane 1 Acquisition Parent Holdings, LP	08/11/2021		Personal, Food and Miscellaneous Services		—	113	104	220
C5MI Holdco, LLC (9)	07/31/2024		Business Services		—	754,200	754	694
Delta InvestCo, LP (9)	12/16/2020		Telecommunications		—	913,649	866	1,768
Delta InvestCo, LP - Unfunded (7), (9)	12/16/2020		Telecommunications		—	227,395	—	—
Duggal Acquisition, LLC	09/30/2024		Marketing Services		—	314	314	287
EDS Topco, LP	12/19/2022		Aerospace and Defense		—	937,500	938	1,935
Events Buyer, LLC	12/17/2024		Event Services		—	536,267	536	684
Exigo, LLC	03/10/2022		Business Services		—	1,458,333	1,458	1,547
FedHC InvestCo, LP (9)	08/26/2021		Aerospace and Defense		—	15,255	545	2,023
FedHC InvestCo, LP - Unfunded (7), (9)	08/26/2021		Aerospace and Defense		—	2,563	—	—
FedHC InvestCo II, LP (9)	12/23/2021		Aerospace and Defense		—	21,817	2,303	3,002
First Medical Holdings, LLC	06/13/2025		Healthcare, Education and Childcare		—	45,000	450	464
Five Star Parent Holdings, LLC	02/21/2023		Leisure, Amusement, Motion Pictures, Entertainment		—	655,714	656	—
Gauge APHIX Blocker, LLC	07/16/2025		Business Services		—	489,789	490	519
Gauge ETE Blocker, LLC	05/24/2023		Personal, Food and Miscellaneous Services		—	374,444	374	288
Gauge Lash Coinvest, LLC	12/04/2019		Consumer Products		—	1,231,392	951	2,430
Gauge Loving Tan, LP	05/25/2023		Consumer Products		—	543,562	544	700
Gauge Schlesinger Coinvest, LLC	04/22/2020		Business Services		—	9	10	—
GCOM InvestCo, LP	05/11/2021		Business Services		—	2,434	1,003	649
GCP Boss Holdco, LLC	12/27/2024		Conglomerate Manufacturing		—	1,045,100	1,045	1,515
GGG MIDCO, LLC (9)	09/27/2024		Home and Office Furnishings, Housewares and Durable Consumer Products		—	1,222,700	1,223	1,589
GMP Hills, LP	11/02/2023		Distribution		—	3,747,470	3,747	4,647
Hancock Claims Consultants Investors, LLC (9)	12/23/2020		Insurance		—	450,000	450	194
HPA SPQ Aggregator, LP	06/08/2023		Business Services		—	750,399	750	46
HV Watterson Holdings, LLC	06/13/2022		Business Services		—	1,600,000	1,600	—
Icon Partners V C, LP	12/20/2021		Business Services		—	1,201,283	1,201	1,184
Icon Partners V C, LP - Unfunded (7)	12/20/2021		Business Services		—	298,717	—	(4)
IHS Parent Holdings, LP	12/21/2022		Personal, Food and Miscellaneous Services		—	1,218,045	1,218	1,717
Imagine Topco, LP	11/04/2021		Business Services		—	743,826	—	69
Infogroup Parent Holdings, Inc.	05/31/2023		Other Media		—	181,495	2,040	2,735

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS - continued

September 30, 2025

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Ironclad Holdco, LLC (Applied Technical Services, LLC)	12/23/2020		Environmental Services		—	4,993	$525	$1,139
ITC Infusion Co-invest, LP (9)	02/16/2022		Healthcare, Education and Childcare		—	162,445	1,673	4,419
Kinetic Purchaser, LLC - Class A	11/08/2021		Consumer Products		—	1,308,814	1,309	11
Kinetic Purchaser, LLC - Class AA	11/08/2021		Consumer Products		—	115,688	135	271
KL Stockton Co-Invest, LP (9)	07/16/2021		Personal, Food and Miscellaneous Services		—	382,353	385	639
Lightspeed Investment Holdco, LLC	01/21/2020		Healthcare, Education and Childcare		—	273,143	273	993
LJ Avalon, LP	01/18/2023		Environmental Services		—	851,087	851	1,362
Lorient Peregrine Investments, LP	11/18/2022		Business Services		—	335,590	4,530	2,339
Magnolia Topco, LP - Class A (9)	07/25/2023		Auto Sector		—	1,545,460	—	—
Magnolia Topco, LP - Class B (9)	07/25/2023		Auto Sector		—	1,017,840	—	—
Marketplace Events Acquisition, LLC	12/19/2024		Media		—	14,640	1,464	1,731
MDI Aggregator, LP	07/19/2022		Chemicals, Plastics and Rubber		—	31,904	3,232	3,035
Meadowlark Title, LLC (9)	12/09/2021		Business Services		—	815,385	802	383
Megawatt Acquisition Partners, LLC - Class A	06/28/2024		Electronics		—	594	59	—
Municipal Emergency Services, Inc.	09/28/2021		Distribution		—	3,920,145	3,984	8,154
NEPRT Parent Holdings, LLC (9)	01/27/2021		Consumer Products		—	1,299	1,250	205
New Insight Holdings, Inc.	07/15/2024		Business Services		—	1,157	20	17
New Medina Health, LLC (9)	10/16/2023		Healthcare, Education and Childcare		—	1,429,480	1,429	2,225
NFS - CFP Holdings, LLC	09/13/2024		Business Services		—	662,983	663	804
NORA Parent Holdings, LLC (9)	08/22/2023		Healthcare, Education and Childcare		—	1,257	1,248	612
North Haven Saints Equity Holdings, LP (9)	02/25/2022		Business Services		—	351,553	352	355
Northwinds Services Group, LLC	08/16/2024		Consumer Services		—	840,000	1,680	1,960
NXOF Holdings, Inc.	02/26/2019		Aerospace and Defense		—	8,188	108	—
OceanSound Discovery Equity, LP (9)	03/28/2024		Aerospace and Defense		—	119,966	1,200	1,496
OES Co-Invest, LP - Class A	05/31/2024		Diversified Conglomerate Service		—	840	851	714
OHCP V BC COI, LP	12/13/2021		Distribution		—	699,844	700	385
OHCP V BC COI, LP - Unfunded (7)	12/13/2021		Distribution		—	50,156	—	(23)
ORL Holdco, Inc.	09/01/2021		Business Services		—	638	6	—
OSP Embedded Aggregator, LP	12/11/2023		Aerospace and Defense		—	871	871	1,011
OSP PAR Holdings, LP	09/03/2024		Healthcare, Education and Childcare		—	1,806	1,812	1,735

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS - continued

September 30, 2025

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Paving Parent, LLC	07/01/2025		Business Services		—	1,166	$1,166	$1,092
PCS Parent, LP	03/01/2024		Financial Services		—	421,304	421	421
PennantPark-TSO Senior Loan Fund II, LP (11)	01/07/2022		Financial Services		—	8,115,794	8,116	7,008
Penta Group Holdings, Inc.	07/31/2025		Business Services		—	813,376	813	813
Pink Lily Holdco, LLC (9)	11/05/2021		Retail		—	1,044	1,044	—
Podean Intermediate II, LLC	08/04/2025		Marketing Services		—	287	287	287
Project Granite Holdings, LLC	12/31/2024		Business Services		—	369	369	386
Quad (U.S.) Co-Invest, LP	10/03/2022		Business Services		—	2,607,587	2,608	4,036
QuantiTech InvestCo, LP (9)	05/01/2020		Aerospace and Defense		—	700	—	96
QuantiTech InvestCo, LP - Unfunded (7), (9)	05/01/2020		Aerospace and Defense		—	955	—	—
QuantiTech InvestCo II, LP (9)	05/01/2020		Aerospace and Defense		—	40	12	7
RFMG Parent, LP	12/16/2020		Healthcare, Education and Childcare		—	1,050,000	1,050	1,292
Ro Health Holdings, Inc.	01/16/2025		Healthcare Providers & Services		—	289,700	290	436
Rosco Topco, LLC	09/09/2025		Business Services		—	701,149	701	701
Sabel InvestCo, LP (9)	10/31/2024		Government Services		—	32,771	830	1,098
Sabel InvestCo, LP - Unfunded (7), (9)	10/31/2024		Government Services		—	47,957	—	—
Safe Haven Defense MidCo, LLC (9)	05/23/2024		Building Materials		—	245	245	89
SBI Holdings Investments, LLC	12/23/2019		Business Services		—	36,585	366	410
Seacoast Service Partners, LLC	12/20/2024		Diversified Conglomerate Service		—	274	351	263
Seaway Topco, LP	06/08/2022		Chemicals, Plastics and Rubber		—	2,981	2,981	661
SP L2 Holdings, LLC	11/04/2021		Consumer Products		—	881,966	882	—
SSC Dominion Holdings, LLC	07/11/2018		Electronics		—	36	36	3,478
StellPen Holdings, LLC	08/17/2021		Media		—	153,846	154	114
TAC LifePort Holdings, LLC (9)	02/24/2021		Aerospace and Defense		—	254,206	239	600
TCG 3.0 Jogger Co-Invest, LP	01/22/2024		Media		—	6,475	1,252	841
Tinicum Space Coast Co-Invest, LLC (9)	10/29/2024		Aerospace and Defense		—	216	2,177	2,406
Tinicum Space Coast Holdings, LLC (9)	12/06/2023		Aerospace and Defense		—	25	210	614
Tower Arch Infolinks Media, LP (9)	10/27/2021		Media		—	548,251	253	644
Tower Arch Infolinks Media, LP - Unfunded (7), (9)	10/27/2021		Media		—	347,194	—	—
TPC Holding Company, LP	12/04/2019		Food		—	11,527	12	—
TWD Parent Holdings, LLC	08/25/2021		Business Services		—	670	3	17
United Land Services Holdings, LLC	07/12/2024		Environmental Services		—	184,049	600	695
UniVista Insurance (9)	06/14/2021		Business Services		—	400	—	113
Urology Partners Co, LP	01/20/2023		Healthcare, Education and Childcare		—	1,111,111	1,111	4,656

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS - continued

September 30, 2025

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Wash & Wax Systems. LLC (9)	04/30/2025		Auto Sector		—	514	$917	$947
Watchtower Holdings, LLC (9)	11/29/2023		Electronics		—	12,419	1,242	1,107
WCP Ivyrehab Coinvestment, LP (9)	06/27/2022		Healthcare, Education and Childcare		—	208	208	268
WCP Ivyrehab QP CF Feeder, LP (9)	06/27/2022		Healthcare, Education and Childcare		—	3,754	3,853	4,839
WCP Ivyrehab QP CF Feeder, LP - Unfunded (7), (9)	06/27/2022		Healthcare, Education and Childcare		—	246	—	—
White Tiger Newco, LLC	07/31/2025		Leisure, Amusement, Motion Pictures, Entertainment		—	4,833	368	338
Kentucky Racing Holdco, LLC (Warrants) (9)	04/16/2019		Hotels, Motels, Inns and Gaming		—	161,252	—	1,848

Total Common Equity/Partnership Interests/Warrants							120,117	139,097

US Government Securities - 26.9% of Net Assets
U.S. Treasury Bill (5)	10/02/2025	10/31/2025	Short-Term U.S. Government Securities	3.98%	—	125,000	124,809	124,788

Total US Government Securities							124,809	124,788

Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies							853,416	857,415

Investments in Non-Controlled, Affiliated Portfolio Companies - 1.1% of Net Assets (1), (2)
Preferred Equity/Partnership Interests - 1.1% of Net Assets (6)
Cascade Environmental Holdings, LLC	02/19/2025		Environmental Services		—	918	918	1,657
Cascade Environmental Holdings, LLC - Series B	02/19/2025		Environmental Services		—	5,887,236	32,791	3,234

Total Preferred Equity/Partnership Interests							33,709	4,891

Common Equity/Partnership Interests/Warrants - 0.0% of Net Assets (6)
Cascade Environmental Holdings, LLC	02/19/2015		Environmental Services		—	7,444,347	2,852	—

Total Common Equity/Partnership Interests/Warrants							2,852	—

Total Investments in Non-Controlled, Affiliated Portfolio Companies							36,561	4,891

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS - continued

September 30, 2025

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Investments in Controlled, Affiliated Portfolio Companies - 91.6% (1), (2)
First Lien Secured Debt - 14.0% of Net Assets
AKW Holdings Limited (8), (11)	03/07/2018	03/15/2027	Healthcare, Education and Childcare	11.19%	3M SOFR+700	GBP 40,000	$54,714	$53,850
Pragmatic Institute, LLC	07/05/2022	03/28/2030	Business Services	PIK 9.50%	3M SOFR+550	15,000	15,000	10,875

Total First Lien Secured Debt							69,714	64,725

Subordinated Debt - 35.2% of Net Assets
Flock Financial, LLC (11)	04/19/2024	10/19/2027	Financial Services	12.50%	—	23,031	23,031	23,031
PennantPark Senior Loan Fund, LLC (11)	07/31/2020	07/31/2027	Financial Services	12.29%	3M SOFR+800	140,287	140,287	140,287

Total Subordinated Debt							163,318	163,318

Preferred Equity - 5.7% of Net Assets (6)
Flock Financial Class A (11)	04/19/2024		Financial Services		—	2,047,727	7,313	17,868
Flock Financial Class B (9), (11)	04/19/2024		Financial Services		—	5,409,091	19,318	8,415

Total Preferred Equity							26,631	26,283

Common Equity - 36.8% of Net Assets (6)
AKW Holdings Limited - Class A (8), (11)	03/07/2018		Healthcare, Education and Childcare		—	950	132	33,742
AKW Holdings Limited - Class B (8), (11)	03/07/2018		Healthcare, Education and Childcare		—	13	124	483
AKW Holdings Limited - Class C (8), (11)	03/07/2018		Healthcare, Education and Childcare		—	13	146	571
JF Intermediate, LLC	08/31/2022		Distribution		—	43,918	4,488	68,332
PennantPark Senior Loan Fund, LLC (11)	07/31/2020		Financial Services		—	82,176,579	82,358	67,513
Pragmatic Institute, LLC	03/28/2025		Business Services		—	480	—	—

Total Common Equity							87,248	170,641

Total Investments in Controlled, Affiliated Portfolio Companies							346,911	424,967

Total Investments - 277.5% of Net Assets (12), (14)							1,236,888	1,287,273

Cash Equivalents - 6.6% of Net Assets
BlackRock Federal FD Institutional 81 (Money Market Fund)				4.11%			30,711	30,711

Total Cash Equivalents							30,711	30,711

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS - continued

September 30, 2025

(In thousands, except share data)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Cash - 4.5% of Net Assets
Non-Money Market Cash							$21,028	$21,072

Total Cash							21,028	21,072

Total Investments Cash Equivalents, and Cash - 288.6%							$1,288,627	$1,339,056

Liabilities in Excess of Other Assets - (188.6)%								(875,106)

Net Assets - 100%								$463,950

(1)

The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when we own 25% or less of the portfolio company’s voting securities and “controlled” when we own more than 25% of the portfolio company’s voting securities.

(2)

The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities (See Note 6).

(3)	Valued based on our accounting policy (See Note 2).
(4)

Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable Secured Overnight Financing Rate, or “SOFR”, or Prime rate, or “P”, or Sterling Overnight Index Average, or “SONIA.” The spread may change based on the type of rate used. The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting period. SOFR loans are typically indexed to a 30-day, 90-day or 180-day SOFR rates (1M S, 3M S, or 6M S, respectively) at the borrower’s option. SONIA loans are typically indexed daily for GBP loans with a quarterly frequency payment. All securities are subject to a SOFR or Prime rate floor where a spread is provided, unless noted. The spread provided includes PIK interest and other fee rates, if any.

(5)	The security was valued by using the pricing service which utilize broker-supplied prices.
(6)	Non-income producing securities.
(7)

Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.

(8)	Non-U.S. company or principal place of business located in The Isle of Man. Total cost, fair value, and percentage of Net Assets for the Isle of Man was $55.1 million, $88.6 million, and 19.1%.
(9)	Investment is held through our Taxable Subsidiary (See Note 1).
(10)	Non-accrual security.
(11)

The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2025, qualifying assets represent 74% of the Company’s total assets and non-qualifying assets represent 26% of the Company’s total assets.

(12)	All investments are in US Companies unless noted otherwise. Total cost, fair value, and percentage of Net Assets for the U.S. Companies were $1,181.8 million, $1,198.6 million, and 258.4%
(13)	Partial non-accrual PIK security.
(14)	All of our investments are not registered under the 1933 Act and have restrictions on resale.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

JUNE 30, 2026

1. ORGANIZATION

PennantPark Investment Corporation was organized as a Maryland corporation in January 2007. We are a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act. Our investment objective is to generate both current income and capital appreciation while seeking to preserve capital through debt and equity investments. We invest primarily in U.S. middle-market companies in the form of first lien secured debt, second lien secured debt, subordinated debt and, to a lesser extent, equity investments. On April 24, 2007, we closed our initial public offering. On April 14, 2022, trading of the Company’s common stock commenced on the New York Stock Exchange after the Company voluntarily withdrew the principal listing of its common stock from the Nasdaq Stock Market LLC effective at market close on April 13, 2022. Our common stock trades on the New York Stock Exchange under the symbol “PNNT.”

We execute our investment strategy directly and through our wholly owned subsidiaries, our unconsolidated joint venture and unconsolidated limited partnership. The term “subsidiary” means entities that primarily engage in investment activities in securities or other assets and are wholly owned by us. The Company does not intend to create or acquire primary control of any entity which primarily engages in investment activities of securities or other assets other than entities wholly owned by the Company. We comply with the provisions of Section 18 of the 1940 Act governing capital structure and leverage on an aggregate basis with our subsidiaries. Our subsidiaries comply with the provisions of Section 17 of the 1940 Act related to affiliated transactions and custody. To the extent that the Company forms a subsidiary advised by an investment adviser other than the Investment Adviser, the investment adviser to such subsidiaries will comply with the provisions of the 1940 Act relating to investment advisory contracts, including but not limited to, Section 15, as if it were an investment adviser to the Company under Section 2(a)(20) of the 1940 Act.

We have entered into an investment management agreement, (the “Investment Management Agreement”), with PennantPark Investment Advisors, LLC (the “Investment Adviser”), an external adviser that manages our day-to-day operations. We have also entered into an administration agreement, (the “Administration Agreement”), with PennantPark Investment Administrator LLC (the “Administrator”), which provides the administrative services necessary for us to operate.

On July 31, 2020, we and certain entities and managed accounts of the private credit investment manager of Pantheon Ventures (UK) LLP, or Pantheon, entered into a limited liability company agreement to co-manage PSLF, a newly formed unconsolidated joint venture formed as a Delaware limited liability company. In connection with this transaction, we contributed in-kind our formerly wholly-owned subsidiary, Funding I. As a result of this transaction, Funding I became a wholly-owned subsidiary of PSLF and was deconsolidated from our financial statements. PSLF invests primarily in middle-market and other corporate debt securities consistent with our strategy. PSLF was formed as a Delaware limited liability company. See Note 4.

In April 2021, we issued $150.0 million in aggregate principal amount of our 2026 Notes at a public offering price per note of 99.4% The 2026 Notes were repaid in full on May 1, 2026. Prior to such repayment, interest on the 2026 Notes was paid semi-annually on May 1 and November 1 of each year, at a rate of 4.50% per year, commencing November 1, 2021. The effective interest rate was 4.62%. The maturity date of the 2026 Notes was May 1, 2026. The 2026 Notes were our general, unsecured obligations and ranked equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2026 Notes were effectively subordinated to all of our existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, financing vehicles, or similar facilities.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - continued

JUNE 30, 2026

In October 2021, we issued $165.0 million in aggregate principal amount of our 2026 Notes-2 at a public offering price per note of 99.4%. Interest on the 2026 Notes-2 is paid semiannually on May 1 and November 1 of each year, at a rate of 4.00% per year, commencing May 1, 2022. The effective interest rate is 4.12%. The 2026 Notes-2 mature on November 1, 2026 and may be redeemed in whole or in part at our option subject to a make-whole premium if redeemed more than three months prior to maturity. The 2026 Notes-2 are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2026 Notes-2 are effectively subordinated to all of our existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, financing vehicles, or similar facilities. We do not intend to list the 2026 Notes-2 on any securities exchange or automated dealer quotation system.

In January 2026, we issued $75.0 million in aggregate principal amount of our 2029 Notes at a private placement price per note of 99.3%. Interest on the 2029 Notes is paid semiannually on February 1 and August 1 of each year, at a rate of 7.00% per year, commencing August 1, 2026. The effective interest rate is 7.25%. The 2029 Notes mature on February 1, 2029 and may be redeemed in whole or in part at our option subject to a make-whole premium if redeemed more than three months prior to maturity. The 2029 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2029 Notes are effectively subordinated to all of our existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, financing vehicles, or similar facilities. We do not intend to list the 2029 Notes on any securities exchange or automated dealer quotation system.

On November 22, 2021, we formed PNNT Investment Holdings II, LLC, a Delaware limited liability company (“Holdings II”), as a wholly owned subsidiary. On December 31, 2022, we contributed 100% of our interests in PNNT Investment Holdings, LLC (“Holdings”) to Holdings II. Effective as of January 1, 2024, Holdings II elected to be treated as a corporation for U.S. federal income tax purposes. On January 3, 2024, we purchased an equity interest in Holdings from Holdings II and Holdings became a partnership for U.S. federal income tax purposes. The Company and Holdings II entered into a limited liability company agreement with respect to Holdings that provides for certain payments and the sharing of income, gain, loss and deductions attributable to Holdings’ investments.

In January 2022, we formed PennantPark-TSO Senior Loan Fund II, LP, (“PTSF II”), an unconsolidated limited partnership, organized as a Delaware limited partnership. We sold $82.3 million in investments to a wholly-owned subsidiary of PTSF II in exchange for cash in the amount of $75.7 million and a $6.6 million equity interest in PTSF II representing 23.1% of the total outstanding Class A Units of PTSF II. We recognized $0.2 million of realized gain upon the formation of PTSF II. As of June 30, 2026, our capital commitment of $15.0 million was 100% funded and we held 23.1% of the total outstanding Class A Units of PTSF II and a 4.99% voting interest in the general partner which manages PTSF II.

We are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act of 1936, as amended, or the Commodity Exchange Act, and therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of our consolidated financial statements, in conformity with U.S. generally accepted accounting principles, or GAAP requires management to make estimates and assumptions that affect the reported amount of our assets and liabilities at the date of the consolidated financial statements and the reported amounts

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - continued

JUNE 30, 2026

of income and expenses during the reported periods. In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair presentation of financial statements have been included. Changes in the economic and regulatory environment, financial markets, the credit worthiness of our portfolio companies and any other parameters used in determining these estimates and assumptions could cause actual results to differ from such estimates and assumptions. We may reclassify certain prior period amounts to conform to the current period presentation. We have eliminated all intercompany balances and transactions in consolidation. References to the Financial Accounting Standards Board’s (“FASB’s”) or Accounting Standards Codification, as amended (“ASC”), serve as a single source of accounting literature. Subsequent events are evaluated and disclosed as appropriate for events occurring through the date the consolidated financial statements are issued.

Our consolidated financial statements are prepared in accordance with GAAP, consistent with ASC Topic 946, Financial Services – Investment Companies, and pursuant to the requirements for reporting on Form 10-K/Q and Articles 6, 10 and 12 of Regulation S-X, as appropriate. In accordance with Article 6-09 of Regulation S-X, we have provided a consolidated statement of changes in net assets in lieu of a consolidated statement of changes in stockholders’ equity.

(a) Investment Valuations

We expect that there may not be readily available market values for many of the investments which are or will be in our portfolio. We value such investments at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy and a consistently applied valuation process, as described in this Report. With respect to investments for which there is no readily available market value, the factors that our board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate or revise our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and the difference may be material. See Note 5.

Our portfolio generally consists of illiquid securities, including debt and equity investments. With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our board of directors undertakes a multi-step valuation process each quarter, as described below:

(1)

Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Investment Adviser responsible for the portfolio investment;

(2)	Preliminary valuation conclusions are then documented and discussed with the management of the Investment Adviser;

(3)

Our board of directors also engages independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment. The independent valuation firms review management’s preliminary valuations in light of their own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - continued

JUNE 30, 2026

(4)

The audit committee of our board of directors reviews the valuations of the Investment Adviser and those of the independent valuation firms on a quarterly basis, periodically assesses the valuation methodologies of the independent valuation firms, and responds to and supplements the valuation recommendations of the independent valuation firms to reflect any comments; and

(5)

Our board of directors discusses these valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of our Investment Adviser, the respective independent valuation firms and the audit committee.

Our board of directors generally uses market quotations to assess the value of our investments for which market quotations are readily available. We obtain these market values from independent pricing services or at the bid prices obtained from at least two brokers or dealers, if available, or otherwise from a principal market maker or a primary market dealer. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If our board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

(b) Security Transactions, Revenue Recognition, and Realized/Unrealized Gains or Losses

Security transactions are recorded on a trade-date basis. We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized, but considering prepayment penalties. Net change in unrealized appreciation or depreciation reflects, as applicable, the change in the fair values of our portfolio investments and the Credit Facility during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt investments with contractual PIK interest, which represents interest accrued and added to the loan balance that generally becomes due at maturity, we will generally not accrue PIK interest when the portfolio company valuation indicates that such PIK interest is not collectable. We do not accrue as a receivable interest on loans and debt investments if we have reason to doubt our ability to collect such interest. Loan origination fees, original issue discount (“OID”), market discount or premium and deferred financing costs on liabilities, which we do not fair value, are capitalized and then accreted or amortized using the effective interest method as interest income or, in the case of deferred financing costs, as interest expense. We record prepayment penalties earned on loans and debt investments as income. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts. From time to time, the Company receives certain fees from portfolio companies, which may or may not be recurring in nature. Such fees include loan prepayment penalties, structuring fees, amendment fees, and agency fees and are recorded as other investment income when earned.

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or if there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current. As of June 30, 2026, we had four portfolio companies on non-accrual status, representing 2.5% of overall portfolio on a cost and 0.8% fair value basis. As of September 30, 2025, we had four portfolio companies on non-accrual status, representing 1.3% and 0.1% of our overall portfolio on a cost and fair value basis, respectively.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - continued

JUNE 30, 2026

(c) Income Taxes

We have complied with the requirements of Subchapter M of the Code and have qualified to be treated as a RIC for federal income tax purposes. In this regard, we account for income taxes using the asset and liability method prescribed by ASC Topic 740, Income Taxes, or ASC 740. Under this method, income taxes are provided for amounts currently payable and for amounts deferred as tax assets and liabilities based on differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities. Based upon our qualification and election to be treated as a RIC for U.S. federal income tax purposes, we typically do not incur material federal income taxes. However, we may choose to retain a portion of our calendar year income, which may result in the imposition of an excise tax. Additionally, certain of the Company’s consolidated subsidiaries are subject to federal, state and local income taxes. For the three and nine months ended June 30, 2026, we recorded a provision for taxes on net investment income of $0.2 million and $1.3 million respectively, which pertains to U.S. federal excise tax. For the three and nine months ended June 30, 2025, we recorded a provision for taxes on net investment income $0.7 million and $1.9 million respectively, which pertains to U.S. federal excise tax.

We recognize the effect of a tax position in our Consolidated Financial Statements in accordance with ASC 740 when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not considered to satisfy the “more-likely-than-not” threshold would be recorded as a tax expense or benefit. Penalties or interest, if applicable, that may be assessed relating to income taxes would be classified as other operating expenses in the financial statements. There were no tax accruals relating to uncertain tax positions and no amounts accrued for any related interest or penalties with respect to the periods presented herein. The Company’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although the Company files both federal and state income tax returns, the Company’s major tax jurisdiction is federal.

Holdings II, is subject to U.S. federal, state and local corporate income taxes. The income tax expense and related tax liabilities of the Taxable Subsidiary are reflected in the Company’s consolidated financial statements.

For the three and nine months ended June 30, 2026, the Company recognized a provision for taxes of less than $(0.1) million and less than $(0.1) million on net realized gain (loss) on investments by the Taxable Subsidiary, respectively. For the three and nine months ended June 30, 2025, the Company recognized a provision for taxes less than $(0.1) million and $(0.1) million on net realized gain (loss) on investments by the Taxable Subsidiary, respectively. For the three and nine months ended June 30, 2026, the Company recognized a provision for taxes of zero and zero, on net unrealized gain (loss) on investments by the Taxable Subsidiary, respectively. For the three and nine months ended June 30, 2025, the Company recognized a provision for taxes of zero and zero on net unrealized gain (loss) on investments by the Taxable Subsidiary, respectively. The provision for taxes on net realized and unrealized gains on investments is the result of netting (i) the expected tax liability on the gains from the sales of investments which is likely to be realized and unrealized during fiscal year ending and (ii) the expected tax benefit resulting from the use of loss carryforwards to offset such gains.

During the three and nine months ended June 30, 2026, the Taxable Subsidiary did not make any federal tax payments. As of June 30, 2026, we did not have a state or local tax liability.

We operate in a manner to maintain our election to be subject to tax as a RIC and to eliminate corporate-level U.S. federal income tax (other than the 4% excise tax) by distributing sufficient investment company taxable income and capital gain net income (if any). As a result, we will have an effective tax rate equal to 0%

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - continued

JUNE 30, 2026

before the excise tax and income taxes incurred by the Taxable Subsidiary. As such, a reconciliation of the differences between our reported income tax expense and its tax expense at the federal statutory rate of 21% is not meaningful.

Because federal income tax regulations differ from GAAP, distributions characterized in accordance with tax regulations may differ from net investment income and net realized gains recognized for financial reporting purposes. Differences between tax regulations and GAAP may be permanent or temporary. Permanent differences are reclassified among capital accounts in the Consolidated Financial Statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

(d) Distributions and Capital Transactions

Distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid, if any, as a distribution is determined by our board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually. The tax attributes for distributions will generally include ordinary income and capital gains but may also include certain tax-qualified dividends and/or a return of capital.

Capital transactions, in connection with our dividend reinvestment plan or through offerings of our common stock, are recorded when issued and offering costs are charged as a reduction of capital upon issuance of our common stock.

On June 4, 2024, we entered into the Equity Distribution Agreements with Truist Securities, Inc. and Keefe, Bruyette & Woods, Inc. as the Sales Agents in connection with the sale of shares of our common stock, with an aggregate offering price of up to $100 million under an ATM Program. We may offer and sell shares of our common stock from time to time through a Sales Agent in amounts and at times to be determined by us. Actual sales will depend on a variety of factors to be determined by us from time to time, including, market conditions and the trading price of our common stock. The Investment Adviser may, from time to time, in its sole discretion, pay some or all of the commissions payable under the equity distribution agreements or make additional supplemental payments to ensure that the sales price per share of our common stock in connection with ATM Program offerings will not be made at price less than our current NAV per share. Any such payments made by the Investment Adviser will not be subject to reimbursement by us. On April 28, 2025, our registration statement pursuant to which shares were issued under the ATM Program expired.

During the three and nine months ended June 30, 2026 and 2025, we did not issue any shares under the ATM program.

(e) Foreign Currency Translation

Our books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Fair value of investment securities, other assets and liabilities – at the exchange rates prevailing at the end of the applicable period; and

2.	Purchases and sales of investment securities, income and expenses – at the exchange rates prevailing on the respective dates of such transactions.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - continued

JUNE 30, 2026

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, we do not isolate that portion of the results of operations due to changes in foreign exchange rates on investments, other assets and debt from the fluctuations arising from changes in fair values of investments and liabilities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and liabilities.

Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices to be more volatile than those of comparable U.S. companies or U.S. government securities.

(f) Consolidation

As permitted under Regulation S-X and as explained by ASC paragraph 946-810-45-3, PennantPark Investment will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to us. Accordingly, we have consolidated the results of our Taxable Subsidiary in our Consolidated Financial Statements. We do not consolidate our non-controlling interests in PSLF or PTSF II. See further description of our investment in PSLF in Note 4.

(g) Asset Transfers and Servicing

Asset transfers that do not meet ASC Topic 860, Transfers and Servicing, requirements for sale accounting treatment are reflected in the Consolidated Statements of Assets and Liabilities and the Consolidated Schedules of Investments as investments.

(h) Segment Reporting

In accordance with ASC Topic 280 – Segment Reporting, the Company has determined that it has a single reporting segment and operating unit structure. As a result, the Company’s segment accounting policies are the same as described herein and the Company does not have any intra-segment sales and transfers of assets. See Note 13 for additional information on the Company’s segment accounting policies.

(i) Recent Accounting Pronouncements

In November 2023, FASB issued Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280), Improvements to Reportable Segment Disclosures to improve reportable segment disclosure requirements through enhanced disclosures about significant segment expenses. ASU 2023-07 expands public entities’ segment disclosure by requiring disclosure of significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”) and included within each reported measure of segment’s profit or loss, an amount and description of its composition for other segment items and interim disclosure of a reportable segment’s profit or loss and assets. All disclosure requirements of ASU 2023-07 are required for entities with a single reportable segment. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods for fiscal years beginning December 15, 2024, and should be applied on a retrospective basis to all periods presented, noting early adoption is permitted. The Company has adopted ASU 2023-07 effective September 30, 2025 and concluded that the application of this guidance did not have a material impact on its consolidated financial statements.

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JUNE 30, 2026

In December 2023, the FASB issued ASU 2023 - 09 “Improvements to Income Tax Disclosures” (“ASU 2023 - 09”). ASU 2023 - 09 intends to improve the transparency of income tax disclosures. ASU 2023 - 09 is effective for fiscal years beginning after December 15, 2024 and is to be adopted on a prospective basis with the option to apply retrospectively. We are currently assessing the impact of this guidance, however, we do not expect a material impact to our consolidated financial statements.

3. AGREEMENTS AND RELATED PARTY TRANSACTIONS

(a) Investment Management Agreement

The Investment Management Agreement with the Investment Adviser was reapproved by our board of directors, including a majority of our directors who are not interested persons of us or the Investment Adviser, in May 2026. Under the Investment Management Agreement, the Investment Adviser, subject to the overall supervision of our board of directors, manages the day-to-day operations of and provides investment advisory services to, us. For providing these services, the Investment Adviser receives a fee from us, consisting of two components—a base management fee and an incentive fee or, collectively, Management Fees.

Base Management Fee

The base management fee is calculated at an annual rate of 1.50% of our “average adjusted gross assets,” which equals our gross assets (exclusive of U.S. Treasury Bills, temporary draws under any credit facility, cash and cash equivalents, repurchase agreements or other balance sheet transactions undertaken at the end of a fiscal quarter for purposes of preserving investment flexibility for the next quarter and unfunded commitments, if any) and is payable quarterly in arrears. In addition, on November 13, 2018, in connection with our board of directors’ approval of the application of the modified asset coverage requirements under the 1940 Act to the Company, our board of directors approved an amendment to the Investment Management Agreement reducing the Investment Adviser’s annual base management fee from 1.50% to 1.00% on gross assets that exceed 200% of the Company’s total net assets as of the immediately preceding quarter-end. This amendment became effective on February 5, 2019 with the amendment and restatement of the Investment Management Agreement on April 12, 2019. The base management fee is calculated based on the average adjusted gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. For example, if we sold shares on the 45th day of a quarter and did not use the proceeds from the sale to repay outstanding indebtedness, our gross assets for such quarter would give effect to the net proceeds of the issuance for only 45 days of the quarter during which the additional shares were outstanding. For the three and nine months ended June 30, 2026, we recorded base management fees of $3.5 million and $11.0 million, respectively. For the three and nine months ended June 30, 2025, we recorded base management fees of $3.9 million and $12.2 million, respectively.

Incentive Fee

The incentive fee has two parts, as follows:

One part is calculated and payable quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income, including any other fees (other than fees for providing managerial assistance), such as amendment, commitment, origination, prepayment penalties, structuring, diligence and consulting fees or other fees received from portfolio companies, accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement and any interest expense or amendment fees under any credit facility and distribution paid on any issued and outstanding preferred stock, but excluding the incentive fee).

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Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero-coupon securities), accrued income not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a percentage of the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7.00% annualized). We pay the Investment Adviser an incentive fee with respect to our Pre- Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.75%, (2) 100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.1212% in any calendar quarter (8.4848% annualized), and (3) 17.5% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1212% in any calendar quarter. These calculations are pro-rated for any share issuances or repurchases during the relevant quarter, if applicable.

For the three and nine months ended June 30, 2026, we recorded an incentive fee of $1.9 million and $3.9 million, respectively, related to incentive fees on net investment income. For the three and nine months ended June 30, 2025, we recorded an incentive fee of $2.5 million and $7.7 million, respectively, related to incentive fees on net investment income.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and, effective January 1, 2018, equals 17.5% of our realized capital gains~~,~~ (20.0% for periods prior to January 1, 2018), if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For each of the three and nine months ended June 30, 2026 and 2025, we did not accrue an incentive fee on capital gains.

Under GAAP, we are required to accrue a capital gains incentive fee based upon net realized capital gains and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the capital gains incentive fee accrual, we considered the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then we record a capital gains incentive fee equal to 17.5% of such amount, less the aggregate amount of actual capital gains related to incentive fees paid in all prior years, if any. If such amount is negative, then there is no accrual for such year. There can be no assurance that such unrealized capital appreciation will be realized in the future. For each of the three and nine months ended June 30, 2026 and 2025, we did not accrue an incentive fee on capital gains as calculated under GAAP.

(b) Administration Agreement

The Administration Agreement with the Administrator was reapproved by our board of directors, including a majority of our directors who are not interested persons of us, in May 2026. Under the Administration Agreement, the Administrator provides administrative services and office facilities to us. For providing these services, facilities and personnel, we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of compensation and related

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JUNE 30, 2026

expenses of our Chief Financial Officer, Chief Compliance Officer, and their respective staffs. The amount billed by the Administrator may include credits related to its administrative agreement with PSLF. The Administrator also offers, on our behalf, significant managerial assistance to portfolio companies to which we are required to offer such assistance. Reimbursement for certain of these costs is included in administrative services expenses in the Consolidated Statements of Operations. For the three and nine months ended June 30, 2026, we recorded $0.4 and $1.1 million, respectively, for the services described above. For the three and nine months ended June 30, 2025, we recorded $0.4 million and $1.1 million, respectively, for the services described above.

Under the Administration Agreement, the Administrator may be reimbursed by the Company for the costs and expenses to be borne by the Company set forth above include the costs and expenses allocable with respect to the provision of in-house legal, tax, or other professional advice and/or services to the Company, including performing due diligence on its prospective portfolio companies as deemed appropriate by the Administrator, where such in-house personnel perform services that would be paid by the Company if outside service providers provided the same services, subject to the Board’s oversight.

(c) Other Related Party Transactions

The Company, the Investment Adviser and certain other affiliates have been granted an order for exemptive relief by the SEC for the Company to co-invest with other funds managed by the Investment Adviser. If we co-invest with other affiliated funds, our Investment Adviser would not receive compensation except to the extent permitted by the exemptive order and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act.

There were no transactions subject to Rule 17a-7 under the 1940 Act during each of the three and nine months ended June 30, 2026 and 2025.

For the three and nine months ended June 30, 2026, we sold $65.3 million and $203.4 million in investments to PSLF at fair value, respectively, and recognized $0.1 million and $0.6 million of net realized gains, respectively. For the three and nine months ended June 30, 2025, we sold $21.8 million and $462.8 million in investments to PSLF at fair value, and recognized less than $0.1 million and $0.9 million of net realized gains, respectively.

For the three and nine months ended June 30, 2026, we sold zero in investments to PTSF II at fair value, respectively, and recognized zero of net realized gains, respectively. For the three and nine months ended June 30, 2025, we sold zero in investments to PTSF II at fair value, respectively, and recognized zero of net realized gains, respectively.

As of June 30, 2026 and September 30, 2025, PNNT had a receivable from Administrator and PSLF of less than $0.1 million and $0.2 million, respectively, presented as a due from affiliates on the consolidated statement of assets and liabilities. These amounts are related to agency fees collected on behalf of the Company and amounts due related to trades between funds.

As of June 30, 2026 and September 30, 2025, the Company had a receivable from PSLF and PTSF II of $4.4 million and $4.7 million, respectively, presented as distribution receivable on the Consolidated Statement of Assets and Liabilities. This amount relates to divided distributions.

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JUNE 30, 2026

4. INVESTMENTS

Purchases of investments, including PIK interest, for the three and nine months ended June 30, 2026, totaled $78.9 million and $306.8 million, respectively (excluding U.S. Government Securities). For the three and nine months ended June 30, 2025, purchases of investments, including PIK interest, totaled $89.6 million and $565.9 million, respectively (excluding U.S. Government Securities). Sales and repayments of investments for the three and nine months ended June 30, 2026 totaled $145.5 million and $532.1 million, respectively (excluding U.S. Government Securities). Sales and repayment of investments for the three and nine months ended June 30, 2025, totaled $132.2 and $749.0 million, respectively (excluding U.S. Government Securities).

Investments and cash and cash equivalents consisted of the following:

	June 30, 2026		September 30, 2025
Investment Classification ($ in thousands)	Cost	Fair Value	Cost	Fair Value
First lien	$457,595	424,547	$606,949	$582,373
U.S. Government Securities	269,308	269,266	124,809	124,788
Second lien	15,242	14,806	18,619	18,161
Subordinated debt / corporate notes	68,580	68,894	60,575	60,933
Subordinated notes in PSLF	140,287	140,287	140,287	140,287
Equity	194,821	223,753	203,291	293,218
Equity in PSLF	82,358	51,619	82,358	67,513

Total investments	1,228,191	1,193,172	1,236,888	1,287,273

Cash and cash equivalents	39,252	39,252	51,739	51,783

Total investments and cash and cash equivalents	$1,267,443	$1,232,424	$1,288,627	$1,339,056

The table below describes investments by industry classification by cost and fair value and enumerates the percentage, by fair value and total net asset value in such industries as of:

	June 30, 2026 (1)				September 30, 2025 (1)
Industry Classification	Cost	Fair Value	Fair Value Percentage	Net Asset Value Percentage	Cost	Fair Value	Fair Value Percentage	Net Asset Value Percentage
Short-Term U.S. Government Securities	$269,308	$269,266	27%	63%	$124,809	$124,788	12%	27%
Healthcare, Education and Childcare	106,550	157,621	16%	36%	128,969	168,000	16%	36%
Business Services	147,900	125,591	13%	29%	195,614	184,452	17%	40%
Financial Services	72,458	69,590	7%	16%	70,403	68,959	6%	15%
Distribution	39,030	53,791	5%	13%	57,352	130,850	12%	28%
Auto Sector	51,623	49,613	5%	12%	26,621	27,826	2%	6%
Consumer Products	39,455	30,973	3%	7%	53,746	49,414	5%	11%
Aerospace and Defense	24,726	28,941	3%	7%	39,513	47,113	4%	10%
Environmental Services	60,905	25,231	3%	6%	61,588	31,238	3%	7%

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JUNE 30, 2026

	June 30, 2026 (1)				September 30, 2025 (1)
Industry Classification	Cost	Fair Value	Fair Value Percentage	Net Asset Value Percentage	Cost	Fair Value	Fair Value Percentage	Net Asset Value Percentage
Gaming	24,118	24,841	2%	6%	22,853	23,151	2%	5%
Consumer Services	20,477	20,180	2%	5%	19,067	19,319	2%	4%
Personal, Food and Miscellaneous Services	15,743	19,349	2%	5%	16,207	18,769	2%	4%
Media	18,416	17,364	2%	4%	17,477	17,434	2%	4%
Diversified Conglomerate Service	16,643	16,157	2%	4%	17,268	16,416	1%	4%
Manufacturing/Basic Industry	17,121	17,832	2%	4%	42,601	43,067	4%	9%
Chemicals, Plastics and Rubber	16,152	13,502	1%	3%	15,237	12,240	1%	3%
Electronics	10,801	10,958	1%	3%	2,507	5,485	1%	1%
Telecommunications	9,947	10,424	1%	2%	22,305	13,695	1%	3%
Buildings and Real Estate	9,277	9,292	1%	2%	12,546	12,495	1%	3%
Transportation	12,766	7,063	1%	2%	9,787	4,655	0%	1%
Building Materials	4,248	3,988	0%	1%	4,116	3,982	0%	1%
Machinery	1,645	3,792	0%	1%	1,645	3,083	0%	1%
All Other	16,237	15,907	1%	3%	52,012	53,042	6%	11%

Total	$1,005,546	$1,001,266	100%	234%	$1,014,243	$1,079,473	100%	234%

(1)	Excludes investments in PSLF.

PennantPark Senior Loan Fund, LLC

In July 2020, we and Pantheon formed PSLF, an unconsolidated joint venture as a Delaware limited liability company. PSLF invests primarily in middle-market and other corporate debt securities consistent with its strategy. As of June 30, 2026 and September 30, 2025, PSLF had total assets of $1,336.4 million and $1,315.4 million, respectively and its investment portfolio consisted of investments in 113 and 109 portfolio companies, respectively. As of June 30, 2026, we and Pantheon had remaining commitments to fund subordinated notes of $8.2 million and $11.7 million, respectively, and equity interest of $5.0 million and $7.1 million, respectively, in PSLF. As of September 30, 2025, we and Pantheon had remaining commitments to fund subordinated notes of $8.2 million and $11.7 million, respectively, and equity interests of $5.0 million and $7.1 million, respectively, in PSLF. As of June 30, 2026, at fair value, the largest investment in a single portfolio company in PSLF was $26.3 million and the five largest investments totaled $124.6 million. As of September 30, 2025, at fair value, the largest investment in a single portfolio company in PSLF was $24.8 million and the five largest investments totaled $121.4 million. PSLF invests in portfolio companies in the same industries in which we may directly invest.

We provide capital to PSLF in the form of subordinated notes and equity interests. As of June 30, 2026, we and Pantheon owned 55.8% and 44.2%, respectively, of each of the outstanding subordinated notes and equity interests of PSLF. As of September 30, 2025, we and Pantheon owned 55.8% and 44.2%, respectively, of each of the outstanding subordinated notes and equity interest of PSLF. As of June 30, 2026, our investment in PSLF

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consisted of subordinated notes of $140.3 million and equity interests of $82.4 million, respectively. As of September 30, 2025, our investment in PSLF consisted of subordinated notes of $140.3 million and equity interests of $82.4 million respectively.

We and Pantheon each appointed two members to PSLF’s four-person Member Designees’ Committee, or the Member Designees’ Committee. All material decisions with respect to PSLF, including those involving its investment portfolio, require unanimous approval of a quorum of the Member Designees’ Committee. Quorum is defined as (i) the presence of two members of the Member Designees’ Committee; provided that at least one individual is present that was elected, designated or appointed by each of us and Pantheon; (ii) the presence of three members of the Member Designees’ Committee, provided that the individual that was elected, designated or appointed by each of us or Pantheon, as the case may be, with only one individual present being entitled to cast two votes on each matter; and (iii) the presence of four members of the Member Designees’ Committee constitute a quorum, provided that the two individuals are present that were elected, designated or appointed by each of us and Pantheon.

Additionally, PSLF, through its wholly-owned subsidiary, has entered into a $400.0 million (increased from $325.0 million in August 2024) senior secured revolving credit facility, with BNP Paribas, which bears interest at SOFR (or an alternative risk-free interest rate index) plus 210 basis points reduced from plus 225 basis points in June 2026, during the investment period and is subject to leverage and borrowing base restrictions.

In March 2022, PSLF completed a $304.0 million debt securitization in the form of a collateralized loan obligation, or the “2034 Asset-Backed Debt”. The 2034 Asset-Backed Debt is secured by a carefully constructed portfolio of PennantPark CLO IV, LLC., a wholly-owned and consolidated subsidiary of PSLF, consisting primarily of middle market loans and participation interests in middle market loans. The 2034 Asset-Backed Debt is scheduled to mature in April 2034. On the closing date of the transaction, in consideration of PSLF’s transfer to PennantPark CLO IV, LLC of the initial closing date loan portfolio, which included loans distributed to PSLF by certain of its wholly owned subsidiaries and us, PennantPark CLO IV, LLC transferred to PSLF 100% of the Preferred Shares of PennantPark CLO IV, LLC and 100% of the subordinated notes issued by PennantPark CLO IV, LLC. As of June 30, 2026 and September 30, 2025 there were $246.0 million and $246.0 million, respectively, of external 2034 Asset-Backed Debt.

On July 26, 2023, CLO VII , LLC (“CLO VII”) completed a $300 million debt securitization in the form of a collateralized loan obligation (the “2035 Debt Securitization” or “2035 Asset-Backed Debt”). The 2035 Asset-Backed Debt is secured by a carefully constructed portfolio consisting primarily of middle market loans. The 2035 Debt Securitization was executed through a private placement of: (i) $151.0 million Class A-1a Notes maturing 2035, which bear interest at the three-month SOFR plus 2.7%, (ii) $20.0 million Class A-1b Loans 2035, which bear interest at 6.5%, (iii) $12.0 million Class A-2 Senior Secured Floating Rate Notes due 2035, which bear interest at the three-month SOFR plus 3.2%, (iv) $21.0 million Class B Senior Secured Floating Rate Notes due 2035, which bear interest at the three-month SOFR plus 4.1%, (v) $24.0 million Class C Secured Deferrable Floating Rate Notes due 2035, which bear interest at the three-month SOFR plus 4.7%, and (vi) $18.0 million Class D Secured Deferrable Floating Rate Notes due 2035, which bear interest at the three-month SOFR plus 7.0%. On July 21, 2025, CLO VII closed a partial refinancing of the 2035 Debt Securitization where the $21.0 million Class B (B-R) Senior Secured Floating Rate Notes interest rate was decreased to SOFR plus 2.0%, the $24.0 million Class C (C-R) Secured Deferrable Floating Rate Notes interest rate was decreased to SOFR plus 2.3% and the $18.0 million Class D (D-R) Secured Deferrable Floating Rate Notes interest rate was decreased to SOFR plus 3.4%. As of June 30, 2026 and September 30, 2025, there were $246.0 million and $246.0 million of external 2035 Asset-Backed Debt.

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On December 23, 2024, PennantPark CLO X, LLC (“CLO X”) completed a $400.5 million debt securitization in the form of a collateralized loan obligation (the “2037 Debt Securitization” or “2037 Asset-Backed Debt”). The 2037 Asset-Backed Debt is secured by a carefully constructed portfolio consisting primarily of middle market loans. The 2037 Debt Securitization was executed through a private placement of: (i) $158.0 million Class A-1 Notes maturing 2037, which bear interest at the three-month SOFR plus 1.59%, (ii) $30.0 million Class A-1A Loans maturing 2037, which bear interest at the three-month SOFR plus 1.59%, (iii) $40.0 million Class A-1W Loans maturing 2037, which bear interest at the three-month SOFR plus 1.59%, (iv) $16.0 million Class A-2W Loans due 2037, which bear interest at the three-month SOFR plus 1.75%, (v) $28.0 million Class B Notes due 2037, which bear interest at the three-month SOFR plus 1.85%, (vi) $32.0 million Class C Notes due 2037, which bear interest at the three-month SOFR plus 2.40%., (vii) $24.0 million Class D Notes due 2037, which bear interest at the three-month SOFR plus 3.85%. As of June 30, 2026 and September 30, 2025, there were $328.0 million and $328.0 million, respectively, of external 2037 Asset-Backed Debt.

On August 28, 2024, PSLF entered into an amendment (the “Amendment”) to PSLF’s limited liability company agreement (the “LLC Agreement”). The Amendment amended the term of PSLF, which would have otherwise expired on January 31, 2025, to be indefinite, subject to the other terms of dissolution, wind down and termination in the LLC Agreement. The Amendment also modified the LLC Agreement to permit any member of PSLF (each, a “PSLF Member”) to request to redeem its interests in PSLF (in minimum tranches of 25% of the interests then-owned by such PSFL Member) at any time. Under the Amendment, if a PSLF Member makes a redemption request, PSLF will be required to use commercially reasonable efforts to redeem any such PSFL Member’s interests within 18 months and, in any event, within three years from the date of such redemption request, subject to customary limitations with respect to the liquidity of PSLF and the requirement that the Company’s proportionate share or ownership of PSLF not exceed 87.5%.

Below is a summary of PSLF’s portfolio at fair value:

($ in thousands)	June 30, 2026 (Unaudited)	September 30, 2025
Total investments	$1,278,367	$1,265,901
Weighted average cost yield on income producing investments	9.5%	10.1%
Number of portfolio companies in PSLF	113	109
Largest portfolio company investment at fair value	$26,323	$24,802
Total of five largest portfolio company investments at fair value	$124,598	$121,360

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Below is a listing of PSLF’s individual investments as of June 30, 2026 (par and $ in thousands)

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par	Cost	Fair Value (2)
First Lien Secured Debt - 1,367.6% of Net Assets
ACP Avenu Buyer, LLC	04/23/24	10/02/29	Business Services	8.69%	SOFR +500	23,332	$23,103	$22,865
ACP Falcon Buyer, Inc.	10/06/23	08/01/29	Business Services	9.19%	SOFR +550	15,080	14,890	15,080
AFC-Dell Holding Corp.	02/23/24	04/09/27	Distribution	8.67%	SOFR +500	16,151	16,095	16,151
APT OPCO, LLC	12/24/25	09/30/31	Health Care Providers and Services	8.23%	SOFR +450	2,853	2,840	2,853
Ad.Net Acquisition, LLC	03/02/22	05/08/28	Media	9.99%	SOFR +626	5,397	5,392	5,370
Alpine Acquisition Corp II - Second out Term Loan (6)	10/12/22	01/14/31	Containers, Packaging and Glass	8.64%	SOFR +500	1,210	1,210	1,210
Alpine Acquisition Corp II - Third out Term Loan (6)	10/12/22	01/14/31	Containers, Packaging and Glass	8.89%	SOFR +525	1,614	1,614	1,614
Alpine Acquisition Corp II Unfunded Revolver (6), (7)	10/12/22	01/14/31	Containers, Packaging and Glass			484	—	—
Alpine Acquisition Corp II Unfunded First out DDTL (6), (7)	10/12/22	12/29/30	Containers, Packaging and Glass			121	—	—
Amsive Holdings Corporation	03/02/22	12/10/26	Media	10.13%	SOFR +640	13,695	13,664	13,695
Anteriad, LLC (f/k/a MeritDirect, LLC)	03/02/22	12/31/27	Media	9.63%	SOFR +590	13,179	13,172	13,047
Arcfield Acquisition Corp.	07/26/22	10/28/31	Aerospace and Defense	8.66%	SOFR +500	13,752	13,735	13,752
Archer Lewis, LLC	12/20/24	08/28/29	Healthcare, Education and Childcare	9.48%	SOFR +575	14,411	14,291	14,015
Argano, LLC	12/16/24	09/13/29	Business Services	9.15%	SOFR +550	20,188	20,023	19,986
BLC Holding Company, INC.	02/24/25	11/20/30	Environmental Services	8.23%	SOFR +450	12,685	12,625	12,685
Beacon Behavioral Support Services, LLC	09/16/24	06/21/29	Healthcare, Education and Childcare	9.23%	SOFR +550	24,421	24,176	24,421
Best Practice Associates, LLC	01/21/25	11/08/29	Aerospace and Defense	10.39%	SOFR +675	18,657	18,456	18,377
Beta Plus Technologies, Inc.	08/11/22	07/02/29	Business Services	9.48%	SOFR +575	19,425	19,195	19,230
Bioderm, Inc.	06/26/24	01/31/28	Healthcare, Education and Childcare	10.12%	SOFR +650	8,730	8,680	8,643
Blackhawk Industrial Distribution, Inc.	07/24/23	09/17/26	Distribution	9.58%	SOFR +585	25,146	25,099	24,769
Blue Cloud Pediatric Surgery Centers LLC	10/09/25	01/21/31	Health Care Providers and Services	8.64%	SOFR +500	2,475	2,452	2,456
Boss Industries, LLC	07/21/25	12/27/30	Conglomerate Manufacturing	8.73%	SOFR +475	5,910	5,877	5,910
Burgess Point Purchaser Corporation	10/03/22	07/25/29	Auto Sector	9.01%	SOFR +535	6,138	5,923	5,632
C5MI Acquisition, LLC	10/09/24	07/31/29	Business Services	9.73%	SOFR +600	12,737	12,606	12,737
CF512, Inc.	12/29/21	08/20/26	Media	9.85%	SOFR +619	8,972	8,977	8,972
Carisk Buyer, Inc.	02/09/24	12/03/29	Healthcare, Education and Childcare	8.48%	SOFR +500	11,283	11,206	11,340
Carnegie Dartlet, LLC	06/26/24	02/07/30	Education	9.14%	SOFR +550	24,791	24,521	24,605
Cartessa Aesthetics, LLC	09/09/22	06/14/28	Distribution	9.48%	SOFR +600	20,297	20,177	20,297
Case Works, LLC	11/26/24	10/01/29	Business Services	8.98%	SOFR +525	10,357	10,300	10,201
Commercial Fire Protection Holdings, LLC	12/16/24	09/23/30	Business Services	8.23%	SOFR +450	20,673	20,588	20,673
Confluent Health, LLC	12/23/24	11/30/28	Healthcare, Education and Childcare	11.14%	SOFR +750	1,935	1,935	1,935
Cornerstone Advisors of Arizona, LLC	10/09/25	05/13/32	Professional Services	8.48%	SOFR +475	5,925	5,899	5,896

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - continued

JUNE 30, 2026

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par	Cost	Fair Value (2)
CJX Borrower, LLC	08/12/22	07/13/27	Media	9.44%	SOFR +576	8,554	8,547	8,383
Crane 1 Services, Inc.	07/24/23	08/16/27	Personal, Food and Miscellaneous Services	9.51%	SOFR +586	5,230	5,213	5,178
DRI Holding Inc.	08/04/22	12/21/28	Media	9.06%	SOFR +535	5,725	5,464	5,312
DRS Holdings III, Inc.	03/02/22	11/01/28	Consumer Products	8.89%	SOFR +525	4,253	4,243	4,236
DX Electric Company, LLC	12/25/25	10/01/31	Electronic Equipment, Instruments and Components	8.73%	SOFR +500	7,011	6,969	7,011
Duggal Acquisition, LLC	12/23/24	09/30/30	Marketing Services	8.73%	SOFR +500	4,875	4,841	4,875
Dynata, LLC - First Out Term Loan	07/15/24	07/17/28	Business Services	8.90%	SOFR +526	1,560	1,496	1,470
Dynata, LLC - Last Out Term Loan	07/15/24	10/16/28	Business Services	9.40%	SOFR +576	9,597	9,597	3,711
EDS Buyer, LLC	07/24/23	01/10/29	Aerospace and Defense	8.48%	SOFR +475	22,992	22,799	22,992
ETE Intermediate II, LLC	07/24/23	05/29/29	Personal, Food and Miscellaneous Services	8.73%	SOFR +500	12,579	12,448	12,579
Emergency Care Partners, LLC	12/23/24	10/18/27	Healthcare, Education and Childcare	8.73%	SOFR +500	7,528	7,506	7,528
EvAL Home Care Solutions Intermediate, LLC	07/23/24	05/10/30	Healthcare, Education and Childcare	9.39%	SOFR +575	6,846	6,776	6,846
Exigo Intermediate II, LLC	07/24/23	03/15/27	Business Services	9.99%	SOFR +635	9,476	9,446	8,292
Five Star Buyer, Inc. (4)	07/24/23	02/23/28	Hotels, Motels, Inns and Gaming			4,137	4,098	3,796
Galt Newco, LLC	07/10/26	03/29/32	Aerospace and Defense	8.92%	SOFR +525	5,646	5,615	5,611
Global Holdings InterCo, LLC	03/02/22	09/16/27	Banking, Finance, Insurance & Real Estate	9.24%	SOFR +560	6,290	6,279	6,290
Graffiti Buyer, Inc.	03/02/22	08/10/27	Distribution	9.27%	SOFR +560	3,928	3,909	3,810
HEC Purchaser Corp.	09/16/24	06/17/29	Healthcare, Education and Childcare	8.74%	SOFR +500	11,582	11,534	11,582
HW Holdco, LLC	03/02/22	05/10/27	Media	9.48%	SOFR +585	22,863	22,810	22,863
Hancock Roofing And Construction, LLC	03/02/22	12/31/26	Insurance	9.33%	SOFR +560	6,029	6,029	6,029
Harris & Co, LLC	12/20/24	08/09/30	Financial Services	8.90%	SOFR +525	24,481	24,314	24,481
Harvest Group Topco Buyer, LLC	06/15/26	03/02/32	Media	8.39%	SOFR +475	14,963	14,899	14,888
Hills Distribution, Inc.	02/13/24	11/08/29	Distribution	9.23%	SOFR +550	14,402	14,287	14,402
IG Investments Holdings, LLC	03/02/22	09/22/28	Business Services	8.66%	SOFR +500	4,317	4,284	4,274
Imagine Acquisitionco, Inc.	07/24/23	11/15/27	Business Services	8.74%	SOFR +510	5,410	5,377	5,356
Impact Advisors, LLC	12/10/25	03/19/32	Health Care Technology	8.23%	SOFR +450	7,900	7,900	7,900
Infinity Home Services Holdco, Inc.	02/07/23	12/28/28	Personal, Food and Miscellaneous Services	9.73%	SOFR +600	13,643	13,541	13,643
Infolinks Media Buyco, LLC	07/24/23	11/02/26	Media	9.48%	SOFR +575	13,036	13,024	12,482
Inovex Information Systems Incorporated	03/04/25	12/17/30	Business Services	8.98%	SOFR +525	5,910	5,877	5,821
Kinetic Purchaser, LLC (4)	07/24/23	11/10/27	Consumer Products			14,176	13,615	4,146
LAV Gear Holdings, Inc. - Takeback TL	07/31/25	07/31/29	Leisure, Amusement, Motion Pictures, Entertainment	9.58%	SOFR +594	2,339	2,339	1,964
LAV Gear Holdings, Inc. - Priority TL	07/31/25	07/31/29	Leisure, Amusement, Motion Pictures, Entertainment	9.58%	SOFR +594	742	734	742
Lash OpCo, LLC	03/02/22	09/17/27	Consumer Products	10.76%	SOFR +710	21,927	21,907	21,598
LJ Avalon Holdings, LLC	07/24/23	02/01/30	Environmental Services	8.43%	SOFR +475	15,343	15,239	15,266
MAG DS Corp.	03/02/22	04/01/27	Aerospace and Defense	9.33%	SOFR +560	8,107	7,986	8,067
MBS Holdings, Inc.	03/02/22	04/16/27	Telecommunications	8.74%	SOFR +510	8,180	8,157	8,180

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - continued

JUNE 30, 2026

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par	Cost	Fair Value (2)
MDI Buyer, Inc.	12/20/24	07/25/28	Chemicals, Plastics and Rubber	8.42%	SOFR +475	19,575	19,457	19,575
Marketplace Events Acquisition, LLC	03/04/25	12/20/30	Media	8.99%	SOFR +525	19,471	19,330	19,471
Marwood Group Buyer, LLC		04/01/32	Healthcare and Pharmaceuticals	8.23%	SOFR +450	2,576	2,565	2,563
Meadowlark Acquirer, LLC	04/01/22	12/10/27	Business Services	9.38%	SOFR +565	2,870	2,851	2,856
Medina Health, LLC	01/18/24	10/20/28	Healthcare, Education and Childcare	9.98%	SOFR +625	19,913	19,827	19,913
Megawatt Acquisitionco, Inc.	07/17/24	03/01/30	Business Services	8.98%	SOFR +525	7,641	7,566	7,641
MOREgroup Holdings, Inc.	08/29/24	01/16/30	Business Services	8.95%	SOFR +525	19,550	19,360	19,550
Municipal Emergency Services, Inc.	03/02/22	10/01/27	Distribution	8.73%	SOFR +500	9,501	9,460	9,501
NBH Group, LLC	03/02/22	08/19/26	Healthcare, Education and Childcare	9.50%	SOFR +585	6,652	6,649	6,319
NORA Acquisition, LLC	11/21/23	08/31/29	Healthcare, Education and Childcare	10.08%	SOFR +635	19,936	19,747	19,538
North American Rail Solutions	12/25/25	08/29/31	Road and Rail	8.48%	SOFR +475	9,950	9,913	9,801
OSP Embedded Purchaser, LLC	01/17/25	12/17/29	Aerospace and Defense	9.48%	SOFR +575	18,783	18,673	18,783
Omnia Exterior Solutions, LLC	07/25/24	12/31/29	Diversified Conglomerate Service	8.98%	SOFR +525	17,837	17,656	17,569
One Stop Mailing, LLC (6)	06/07/23	05/07/27	Transportation	10.01%	SOFR + 636	7,568	7,528	7,568
PCS Midco, Inc.	08/29/24	03/01/30	Financial Services	9.48%	SOFR +575	5,155	5,104	5,155
PN Buyer, Inc.	10/09/25	07/31/31	Financial Services	8.14%	SOFR +450	3,538	3,522	3,502
Pacific Purchaser, LLC	03/21/24	10/02/28	Business Services	10.10%	SOFR +625	12,675	12,546	12,675
PAR Excellence Holdings, Inc.	11/26/24	09/03/30	Healthcare, Education and Childcare	8.66%	SOFR +500	9,850	9,781	9,653
PD Tri-State Holdco, LLC	12/25/25	10/14/30	Diversified Conglomerate Service	8.98%	SOFR +525	2,955	2,935	2,997
Paving Lessor Corp. First Lien -Term Loan	10/24/25	07/01/31	Commercial Services and Supplies	8.98%	SOFR +525	6,914	6,868	6,914
Project Granite Buyer, Inc.	07/21/25	12/31/30	Business Services	9.48%	SOFR +575	5,910	5,865	5,984
Puget Collision, LLC	12/24/25	10/03/30	Auto Sector	8.48%	SOFR +475	9,950	9,902	9,801
RRA Corporate, LLC	12/23/24	08/15/29	Business Services	8.98%	SOFR +525	3,930	3,905	3,773
RTIC Subsidiary Holdings, LLC	07/23/24	05/03/29	Consumer Products	9.48%	SOFR +575	24,512	24,243	24,390
Radius Aerospace, Inc.	11/06/19	03/29/27	Aerospace and Defense	9.63%	SOFR +575	11,615	11,578	11,557
Rancho Health MSO, Inc.	03/02/22	06/20/29	Healthcare, Education and Childcare	8.69%	SOFR +500	22,487	22,435	22,487
Real Life Intermediate Holdings, LLC		01/16/31		8.73%	SOFR +500	867	860	861
Riverpoint Medical, LLC	03/02/22	06/21/27	Healthcare, Education and Childcare	8.23%	SOFR +450	3,513	3,498	3,513
Ro Health, LLC	04/03/25	01/17/31	Health Care Providers and Services	8.23%	SOFR +450	9,233	9,183	9,233
Rosco Parent, LLC	12/24/25	09/12/31	Auto Sector	8.48%	SOFR +475	10,090	10,059	10,090
Rural Sourcing Holdings, Inc.	07/24/23	06/15/29	Professional Services	10.10%	SOFR +625	5,611	5,555	3,956
SCP Clinical Research Intermediate Holdings, LLC	04/03/26	01/02/32	Health Care Providers and Services	8.39%	SOFR +475	4,474	4,456	4,452
STG Distribution, LLC - First Out New Money Term Loans (4),(6)	10/03/24	10/03/29	Transportation			2,080	1,907	1,872
STG Distribution, LLC - Second Out Term Loans (4), (6)	10/03/24	10/03/29	Transportation			4,697	2,593	—
STG Distribution, LLC - Final Initial New Money TL (6)		07/14/26	Transportation	8.00%		1,368	1,355	1,368
SV-Aero Holdings, LLC	10/31/24	11/01/30	Aerospace and Defense	8.41%	SOFR +475	12,876	12,829	12,876

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - continued

JUNE 30, 2026

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par	Cost	Fair Value (2)
Sabel Systems Technology Solutions, LLC	01/07/25	10/31/30	Business Services	9.64%	SOFR +600	22,071	21,984	22,071
Sath Industries, LLC	12/10/25	12/17/29	Building Products	9.48%	SOFR +575	11,057	11,057	11,057
Seacoast Service Partners NA, LLC	07/21/25	12/20/29	Diversified Conglomerate Service	8.98%	SOFR +525	4,925	4,895	4,777
Seaway Buyer, LLC	09/14/22	06/13/29	Chemicals, Plastics and Rubber	10.85%	SOFR +715	14,831	14,702	14,831
Sigma Defense Systems, LLC	12/01/23	12/20/27	Telecommunications	10.13%	SOFR +640	26,589	26,469	26,323
SpendMend Holdings, LLC	07/24/23	03/01/28	Business Services	8.88%	SOFR +515	10,904	10,797	10,904
Systems Planning And Analysis, Inc.	03/02/22	08/16/27	Aerospace and Defense	8.48%	SOFR +475	16,796	16,735	16,754
TCG 3.0 Jogger Acquisitionco, Inc.	02/27/24	01/23/29	Media	10.23%	SOFR +650	9,775	9,683	9,311
TMII Enterprises, LLC	07/24/23	12/22/28	Personal, Food and Miscellaneous Services	8.14%	SOFR +450	14,885	14,789	14,885
TPC US Parent, LLC (6)	03/02/22	04/20/26	Food	9.58%	SOFR +590	2,102	2,102	2,102
The Vertex Companies, LLC	03/02/22	08/31/28	Business Services	8.74%	SOFR +510	14,369	14,317	14,225
Transgo, LLC	06/07/24	12/29/28	Auto Sector	8.89%	SOFR +525	23,558	23,401	23,377
Tyto Athene, LLC	03/02/22	04/03/28	Aerospace and Defense	8.58%	SOFR +490	11,334	11,284	11,023
Watchtower Buyer, LLC	09/19/24	12/03/29	Consumer Products	9.73%	SOFR +600	22,938	22,772	22,707
Wash & Wax Systems, LLC	04/30/25	04/30/28	Business Services	9.16%	SOFR +550	6,839	6,920	6,975
Watterson Renewalco Holdings, LLC	06/30/26	07/02/29	Consumer Products	6.00%		6,404	6,404	6,404
Watterson Renewalco Holdings, LLC - Unfunded Priority Revolving Credit (7)	06/30/26	07/02/29	Consumer Products			582	—	—

Total First Lien Secured Debt							1,287,692	1,265,504

Subordinated Debt - 5.23% of Net Assets
Wash & Wax Systems, LLC - Subordinate Debt	04/30/25	07/30/28	Business Services	12.00%		4,837	4,837	4,837

Total Subordinated Debt						4,837	4,837	4,837

Equity Securities - 8.67% of Net Assets
48Forty Intermediate Holdings, Inc. - Preferred Equity (6)	11/05/24	—	Containers, Packaging and Glass	—	—	807	4,801	3,584
Watterson Renewalco Holdings, LLC - Preferred Units (6)		—		—	—	4,075	2,170	2,170
New Insight Holdings, Inc. - Common Equity	07/15/24	—	Business Services	—	—	134,330	2,351	1,448
48Forty Intermediate Holdings, Inc. - Common Equity (6)	11/05/24	—	Containers, Packaging and Glass	—	—	807	—	—
Wash & Wax Group, LP - Common Equity	04/30/25	—	Business Services	—	—	2,803	5,002	824
White Tiger Newco, LLC - Common Equity	07/31/25	—	Leisure, Amusement, Motion Pictures, Entertainment	—	—	10,805	824	—
Watterson Renewalco Holdings, LLC - Common Equity (6)		—		—	—	4,075	—	—

Total Equity Securities							15,148	8,026

Total Investments - 1,381.5% of Net Assets (3), (5)							1,307,677	1,278,367

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - continued

JUNE 30, 2026

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par	Cost	Fair Value (2)
Cash Equivalents - 22.0% of Net Assets
JP Morgan U.S. Government Money - Class: Agency Shares - Market Fund				3.50%			14,665	14,665
Goldman Sachs Financial Square Government Fund - Class: Institutional Shares - Money Market Fund				3.59%			5,445	5,445
BlackRock Federal Fund - Class: Institutional Shares - Money Market Fund				3.52%			259	259

Total Cash Equivalents							20,369	20,369

Cash - 34.5% of Net Assets
Cash							31,874	31,874

Total Cash							31,874	31,874

Total Investments, Cash Equivalents and Cash - 1,438.0% of Net Assets							$1,359,920	$1,330,610

Liabilities in Excess of Other Assets - (1,338.0)% of Net Assets								(1,238,077)

Members’ Equity - 100.0%								$92,533

(1)

Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable Secured Overnight Financing Rate (“S” or “SOFR”). The spread may change based on the type of rate used. The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting period. SOFR loans are typically indexed to a 30-day, 60-day, 90-day or 180-day SOFR rate (1MS, 2MS, 3MS, or 6MS, respectively), at the borrower’s option. All securities are subject to the SOFR floor where a spread is provided, unless noted. The spread provided includes PIK interest and other fee rates, if any.

(2)	Valued based on PSLF’s accounting policy.
(3)	As of June 30, 2026, all investments are in U.S. Companies. Total cost, fair value, and percentage of Net Assets for U.S. Companies were $1,307.7 million, $1,278.4 million and 1,381.5%.
(4)	Non-accrual security.
(5)	All investments are not registered under the 1933 Act and have restrictions on resale.
(6)

The securities, or a portion thereof, are not 1) pledge as collateral under the Credit Facility and held through Funding I; or, 2) securing the 2034 Asset-Backed Debt and held through PennantPark CLOIV, LLC, or 3) securing the 2035 Asset-Backed Debt and held through PennantPark CLO VII, LLC, or 4) securing the 2037 Asset-Backed Debt and held through PennantPark CLO X, LLC.

(7)

Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - continued

JUNE 30, 2026

Below is a listing of PSLF’s individual investments as of September 30, 2025 (par and $ in thousands):

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par	Cost	Fair Value (2)
First Lien Secured Debt - 1,035.8% of Net Assets
ACP Avenu Buyer, LLC	04/23/24	10/02/29	Business Services	9.04%	SOFR+475	7,590	$7,474	$7,514
Acp Falcon Buyer, Inc.	10/06/23	08/01/29	Business Services	9.79%	SOFR+550	15,196	14,963	15,348
AFC-Dell Holding Corp.	02/23/24	04/09/27	Distribution	9.83%	SOFR+550	16,181	16,072	16,100
Ad.Net Acquisition, LLC	03/02/22	05/07/26	Media	10.26%	SOFR+626	4,788	4,788	4,788
Aechelon Technology, Inc.	12/23/24	08/16/29	Aerospace and Defense	9.91%	SOFR+575	4,800	4,718	4,800
Alpine Acquisition Corp II (4), (7)	10/12/22	11/30/26	Containers, Packaging and Glass			15,185	15,056	7,896
Amsive Holdings Corporation	03/02/22	12/10/26	Media	10.35%	SOFR+635	13,805	13,745	13,667
Anteriad, LLC (f/k/a MeritDirect, LLC)	03/02/22	06/30/26	Media	9.90%	SOFR+590	13,837	13,803	13,837
Arcfield Acquisition Corp.	07/26/22	10/28/31	Aerospace and Defense	9.31%	SOFR+500	14,888	14,867	14,813
Archer Lewis, LLC	12/20/24	08/28/29	Healthcare, Education and Childcare	9.75%	SOFR+575	15,581	15,426	15,581
Argano, LLC	12/16/24	09/13/29	Business Services	9.89%	SOFR+575	14,850	14,730	14,628
BLC Holding Company, INC.	02/24/25	11/20/30	Environmental Services	8.50%	SOFR+450	12,013	11,942	12,013
Beacon Behavioral Support Services, LLC	09/16/24	06/21/29	Healthcare, Education and Childcare	9.50%	SOFR+550	24,607	24,305	24,607
Best Practice Associates, LLC	01/21/25	11/08/29	Aerospace and Defense	10.91%	SOFR+675	19,850	19,606	19,701
Beta Plus Technologies, Inc.	08/11/22	07/02/29	Business Services	9.75%	SOFR+575	14,550	14,375	14,405
Big Top Holdings, LLC	06/26/24	02/28/30	Manufacturing / Basic Industries	9.25%	SOFR+525	6,626	6,531	6,626
Bioderm, Inc.	06/26/24	01/31/28	Healthcare, Education and Childcare	10.77%	SOFR+650	8,798	8,726	8,688
Blackhawk Industrial Distribution, Inc.	07/24/23	09/17/26	Distribution	9.40%	SOFR+540	25,244	25,052	24,802
Boss Industries, LLC	07/21/25	12/27/30	Conglomerate Manufacturing	9.00%	SOFR+500	5,955	5,916	5,955
Burgess Point Purchaser Corporation	10/03/22	07/25/29	Auto Sector	9.51%	SOFR+535	6,186	5,926	5,348
C5MI Acquisition, LLC	10/09/24	07/31/29	Business Services	10.00%	SOFR+600	7,425	7,334	7,425
CF512, Inc.	12/29/21	08/20/26	Media	10.36%	SOFR+619	9,042	8,983	8,952
Carisk Buyer, Inc.	02/09/24	12/01/29	Healthcare, Education and Childcare	9.00%	SOFR+500	11,370	11,276	11,370
Carnegie Dartlet, LLC	06/26/24	02/07/30	Education	9.66%	SOFR+550	22,655	22,360	22,428
Cartessa Aesthetics, LLC	09/09/22	06/14/28	Distribution	10.00%	SOFR+600	21,880	21,708	21,880
Case Works, LLC	11/26/24	10/01/29	Business Services	9.25%	SOFR+525	10,436	10,366	9,966
Commercial Fire Protection Holdings, LLC	12/16/24	09/23/30	Business Services	8.50%	SOFR+450	20,831	20,730	20,831
Compex Legal Services, Inc.	12/23/24	02/09/26	Business Services	9.55%	SOFR+555	931	931	931
Confluent Health, LLC	12/23/24	11/30/28	Healthcare, Education and Childcare	11.66%	SOFR+750	1,950	1,950	1,940
CJX Borrower, LLC	08/12/22	07/13/27	Media	10.08%	SOFR+576	8,624	8,614	8,624
Crane 1 Services, Inc.	07/24/23	08/16/27	Personal, Food and Miscellaneous Services	10.03%	SOFR+586	5,271	5,243	5,232
DRI Holding Inc.	08/04/22	12/21/28	Media	9.51%	SOFR+535	5,770	5,442	5,655
DRS Holdings III, Inc.	03/02/22	11/03/25	Consumer Products	9.41%	SOFR+525	4,478	4,478	4,523
Duggal Acquisition, LLC	12/23/24	09/30/30	Marketing Services	8.75%	SOFR+475	4,950	4,910	4,950
Dynata, LLC - First Out Term Loan	07/15/24	07/17/28	Business Services	9.46%	SOFR+526	1,572	1,486	1,565
Dynata, LLC - Last Out Term Loan	07/15/24	10/16/28	Business Services	9.96%	SOFR+576	9,670	9,670	7,873
EDS Buyer, LLC	07/24/23	01/10/29	Aerospace and Defense	8.75%	SOFR+475	23,169	22,915	23,227

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - continued

JUNE 30, 2026

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par	Cost	Fair Value (2)
ETE Intermediate II, LLC	07/24/23	05/29/29	Personal, Food and Miscellaneous Services	9.16%	SOFR+500	12,124	11,963	12,124
Emergency Care Partners, LLC	12/23/24	10/18/27	Healthcare, Education and Childcare	9.00%	SOFR+500	6,930	6,895	6,930
EvAL Home Care Solutions Intermediate, LLC	07/23/24	05/10/30	Healthcare, Education and Childcare	9.91%	SOFR+575	7,040	6,955	7,040
Exigo Intermediate II, LLC	07/24/23	03/15/27	Business Services	10.51%	SOFR+635	9,551	9,491	9,551
Five Star Buyer, Inc.	07/24/23	02/23/28	Hotels, Motels, Inns and Gaming	13.35%	SOFR+915	4,140	4,096	4,057
GGG Midco, LLC	12/16/24	09/27/30	Home and Office Furnishings, Housewares and Durable Consumer Products	9.00%	SOFR+500	12,485	12,377	12,485
Global Holdings InterCo, LLC	03/02/22	03/16/26	Banking, Finance, Insurance & Real Estate	9.74%	SOFR+560	6,593	6,589	6,593
Graffiti Buyer, Inc.	03/02/22	08/10/27	Distribution	9.80%	SOFR+560	3,959	3,928	3,880
HEC Purchaser Corp.	09/16/24	06/17/29	Healthcare, Education and Childcare	8.87%	SOFR+500	7,798	7,723	7,798
HV Watterson Holdings, LLC (4)	09/09/22	12/17/26	Business Services	8.00%		15,570	15,496	8,548
HW Holdco, LLC	03/02/22	05/10/26	Media	9.90%	SOFR+590	23,593	23,537	23,593
Hancock Roofing And Construction, LLC	03/02/22	12/31/26	Insurance	9.60%	SOFR+550	6,029	6,029	5,968
Harris & Co, LLC	12/20/24	08/09/30	Financial Services	9.16%	SOFR+500	19,182	18,995	19,015
Hills Distribution, Inc.	02/13/24	11/08/29	Distribution	10.32%	SOFR+600	14,148	13,992	14,148
IG Investments Holdings, LLC	03/02/22	09/22/28	Business Services	9.31%	SOFR+500	4,350	4,305	4,328
Imagine Acquisitionco, Inc.	07/24/23	11/15/27	Business Services	9.29%	SOFR+510	5,452	5,402	5,452
Infinity Home Services Holdco, Inc.	02/07/23	12/28/28	Personal, Food and Miscellaneous Services	10.16%	SOFR+600	13,749	13,622	13,749
Infolinks Media Buyco, LLC	07/24/23	11/01/26	Media	9.50%	SOFR+550	13,046	13,007	12,981
Inovex Information Systems Incorporated	03/04/25	12/17/30	Business Services	9.25%	SOFR+525	5,955	5,918	5,955
Inventus Power, Inc.	10/10/23	01/15/26	Consumer Products	11.78%	SOFR+761	12,968	12,934	12,968
Kinetic Purchaser, LLC	07/24/23	11/10/27	Consumer Products	10.15%	SOFR+615	13,701	13,590	11,646
LAV Gear Holdings, Inc. - Takeback TL	07/31/25	07/31/29	Leisure, Amusement, Motion Pictures, Entertainment	10.10%	SOFR+594	2,295	2,295	2,295
LAV Gear Holdings, Inc. - Priority TL	07/31/25	07/31/29	Leisure, Amusement, Motion Pictures, Entertainment	10.10%	SOFR+594	729	720	898
Lash OpCo, LLC	03/02/22	02/18/27	Consumer Products	12.16%	SOFR+785	21,525	21,466	20,987
Lightspeed Buyer, Inc.	03/02/22	02/03/27	Healthcare, Education and Childcare	8.75%	SOFR+475	20,115	20,017	20,115
LJ Avalon Holdings, LLC	07/24/23	02/01/30	Environmental Services	8.77%	SOFR+450	7,636	7,550	7,636
MAG DS Corp.	03/02/22	04/01/27	Aerospace and Defense	9.60%	SOFR+560	8,175	7,939	8,142
MDI Buyer, Inc.	12/20/24	07/25/28	Chemicals, Plastics and Rubber	8.95%	SOFR+475	19,728	19,568	19,728
Marketplace Events Acquisition, LLC	03/04/25	12/19/30	Media	9.12%	SOFR+525	19,900	19,727	19,900
MBS Holdings, Inc.	03/02/22	04/16/27	Telecommunications	9.30%	SOFR+510	8,244	8,197	8,244
Meadowlark Acquirer, LLC	04/01/22	12/10/27	Business Services	9.65%	SOFR+565	2,893	2,865	2,893
Medina Health, LLC	01/18/24	10/20/28	Healthcare, Education and Childcare	10.25%	SOFR+625	19,423	19,311	19,520
Megawatt Acquisitionco, Inc.	07/17/24	03/01/30	Business Services	9.25%	SOFR+525	7,880	7,788	7,502
MOREgroup Holdings, Inc.	08/29/24	01/16/30	Business Services	9.25%	SOFR+525	19,700	19,472	19,700
Municipal Emergency Services, Inc.	03/02/22	10/01/27	Distribution	9.15%	SOFR+515	9,575	9,512	9,575

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - continued

JUNE 30, 2026

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par	Cost	Fair Value (2)
NBH Group, LLC	03/02/22	08/19/26	Healthcare, Education and Childcare	10.12%	SOFR+585	7,180	7,159	7,180
NORA Acquisition, LLC	11/21/23	08/31/29	Healthcare, Education and Childcare	10.35%	SOFR+635	20,090	19,860	19,939
OSP Embedded Purchaser, LLC	01/17/25	12/17/29	Aerospace and Defense	9.76%	SOFR+575	18,926	18,793	18,661
Omnia Exterior Solutions, LLC	07/25/24	12/29/29	Diversified Conglomerate Service	9.26%	SOFR+525	17,982	17,766	17,622
One Stop Mailing, LLC	06/07/23	05/07/27	Transportation	10.53%	SOFR+636	8,274	8,199	8,274
PCS Midco, Inc.	08/29/24	03/01/30	Financial Services	9.75%	SOFR+575	5,753	5,688	5,753
Pink Lily Holdco, LLC (5)	04/01/22	11/09/27	Retail	4.27%		8,761	8,699	3,504
Pacific Purchaser, LLC	03/21/24	10/02/28	Business Services	10.42%	SOFR+625	12,773	12,602	12,721
PAR Excellence Holdings, Inc.	11/26/24	09/03/30	Healthcare, Education and Childcare	9.17%	SOFR+500	9,925	9,842	9,751
Project Granite Buyer, Inc.	07/21/25	12/31/30	Business Services	9.75%	SOFR+575	5,955	5,903	6,015
RRA Corporate, LLC	12/23/24	08/15/29	Business Services	9.25%	SOFR+525	3,960	3,930	3,936
RTIC Subsidiary Holdings, LLC	07/23/24	05/03/29	Consumer Products	9.75%	SOFR+575	24,700	24,365	24,453
Radius Aerospace, Inc.	11/06/19	03/29/27	Aerospace and Defense	10.45%	SOFR+615	11,780	11,714	11,515
Rancho Health MSO, Inc.	03/02/22	06/20/29	Healthcare, Education and Childcare	9.29%	SOFR+500	22,704	22,631	22,704
Recteq, LLC	06/26/24	01/29/26	Consumer Products	10.40%	SOFR+640	9,550	9,537	9,526
Riverpoint Medical, LLC	03/02/22	06/21/27	Healthcare, Education and Childcare	8.75%	SOFR+475	3,891	3,861	3,891
Ro Health, LLC	04/03/25	01/17/31	Healthcare Providers & Services	8.50%	SOFR+450	9,308	9,249	9,308
Rural Sourcing Holdings, Inc.	07/24/23	06/16/29	Professional Services	9.92%	SOFR+575	5,435	5,367	4,891
Sabel Systems Technology Solutions, LLC	01/07/25	10/31/30	Business Services	9.91%	SOFR+575	11,910	11,813	11,910
Sales Benchmark Index, LLC	03/02/22	07/07/26	Business Services	10.20%	SOFR+620	6,617	6,597	6,617
Seacoast Service Partners NA, LLC	07/21/25	12/20/29	Diversified Conglomerate Service	9.00%	SOFR+500	4,963	4,926	4,759
Seaway Buyer, LLC	09/14/22	06/13/29	Chemicals, Plastics and Rubber	10.15%	SOFR+615	14,550	14,394	13,568
Sigma Defense Systems, LLC	12/01/23	12/20/27	Telecommunications	10.31%	SOFR+615	23,904	23,741	23,904
SpendMend Holdings, LLC	07/24/23	03/01/28	Business Services	9.15%	SOFR+515	9,412	9,261	9,412
STG Distribution, LLC - First Out New Money Term Loans	10/03/24	10/03/29	Transportation	12.57%	SOFR+835	1,986	1,895	1,768
STG Distribution, LLC - Second Out Term Loans (5)	10/03/24	10/03/29	Transportation	5.32%		4,566	2,594	365
SV-Aero Holdings, LLC	10/31/24	11/01/30	Aerospace and Defense	9.00%	SOFR+500	14,719	14,656	14,719
Systems Planning And Analysis, Inc.	03/02/22	08/16/27	Aerospace and Defense	8.92%	SOFR+475	16,919	16,816	16,784
TCG 3.0 Jogger Acquisitionco, Inc.	02/27/24	01/23/29	Media	10.52%	SOFR+650	9,850	9,732	9,801
TMII Enterprises, LLC	07/24/23	12/22/28	Personal, Food and Miscellaneous Services	8.66%	SOFR+450	19,878	19,692	19,878
TPC US Parent, LLC	03/02/22	11/24/25	Food	10.19%	SOFR+590	11,275	11,269	11,185
Team Services Group, LLC	07/24/23	12/20/27	Healthcare, Education and Childcare	9.56%	SOFR+525	9,588	9,434	9,548
The Bluebird Group, LLC	03/02/22	07/28/26	Business Services	9.90%	SOFR+590	16,348	16,306	16,348
The Vertex Companies, LLC	03/02/22	08/31/28	Business Services	8.93%	SOFR+475	14,480	14,393	14,408
Transgo, LLC	06/07/24	12/29/28	Auto Sector	9.91%	SOFR+575	16,363	16,215	16,486
Tyto Athene, LLC	03/02/22	04/01/28	Aerospace and Defense	9.19%	SOFR+490	11,342	11,271	11,058
Urology Management Holdings, Inc.	07/24/23	06/15/27	Healthcare, Education and Childcare	9.66%	SOFR+550	12,380	12,333	12,380
US Fertility Enterprises, LLC	09/03/25	10/11/31	Healthcare, Education and Childcare	8.67%	SOFR+450	4,975	4,931	4,975
Watchtower Buyer, LLC	09/19/24	12/01/29	Consumer Products	10.00%	SOFR+600	23,114	22,912	22,885

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - continued

JUNE 30, 2026

Issuer Name	Acquisition	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par	Cost	Fair Value (2)
Wash & Wax Systems, LLC	04/30/25	04/30/28	Business Services	9.81%	SOFR+550	6,577	6,686	6,708

Total First Lien Secured Debt							1,276,720	1,253,543

Subordinated Debt - 3.7% of Net Assets
Wash & Wax Systems, LLC - Subordinate Debt	04/30/25	07/30/28	Business Services	12.00%		4,422	4,422	4,422

Total Subordinated Debt						4,422	4,422	4,422

Equity Securities - 6.6% of Net Assets
New Insight Holdings, Inc. - Common Equity	07/15/24	—	Business Services	—	—	134,330	2,351	2,014
48Forty Intermediate Holdings, Inc. - Common Equity	11/05/24	—	Containers, Packaging and Glass	—	—	1,988	—	—
Wash & Wax Group, LP - Common Equity	04/30/25	—	Business Services	—	—	2,803	5,002	5,165
White Tiger Newco, LLC - Common Equity	07/31/25	—	Business Services	—	—	10,805	824	757

Total Equity Securities							8,177	7,936

Total Investments - 1,046.0% of Net Assets (3), (6)							1,289,319	1,265,901

Cash Equivalents - 13.9% of Net Assets
JPMorgan U.S. Government (Money Market Fund)				4.09%			7,972	7,972
Goldman Sachs Financial Square Government Fund (Money Market Fund)				4.18%			6,946	6,946
BlackRock Federal FD Institutional 81 (Money Market Fund)				4.19%			1,920	1,920

Total Cash Equivalents							16,838	16,838

Cash - 19.9% of Net Assets
Cash							24,147	24,147

Total Cash							24,147	24,147

Total Investments, Cash Equivalents and Cash - 1,079.8% of Net Assets							$1,330,304	$1,306,886

Liabilities in Excess of Other Assets - (979.8)% of Net Assets								(1,185,860)

Members’ Equity - 100.0%								$121,026

(1)

Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable Secured Overnight Financing Rate (“S” or “SOFR”). The spread may change based on the type of rate used. The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting period. SOFR loans are typically indexed to a 30-day, 60-day, 90-day or 180-day SOFR rate (1MS, 2MS, 3MS, or 6MS, respectively), at the borrower’s option. All securities are subject to the SOFR floor where a spread is provided, unless noted. The spread provided includes PIK interest and other fee rates, if any.

(2)	Valued based on PSLF’s accounting policy.
(3)	As of September 30, 2025, all investments are in US Companies. Total cost, fair value, and percentage of Net Assets for U.S Companies were $1,289.3 million, $1,265.9 million and 1,046.0%.
(4)	Non-accrual security

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - continued

JUNE 30, 2026

(5)	Partial non-accrual PIK security
(6)	All investments are not registered under the 1933 Act and have restrictions on resale.
(7)

The securities, or a portion thereof, are not 1) pledge as collateral under the Credit Facility and held through Funding I; or, 2) securing the 2034 Asset-Backed Debt and held through PennantPark CLOIV, LLC, or 3) securing the 2035 Asset-Backed Debt and held through PennantPark CLO VII, LLC, or 4) securing the 2037 Asset-Backed Debt and held through PennantPark CLO X, LLC.

Below are the consolidated statements of assets and liabilities for PSLF ($ in thousands):

	June 30, 2026 (Unaudited)	September 30, 2025
Assets
Investments at fair value (amortized cost—$1,307,677 and $1,289,319, respectively)	$1,278,367	$1,265,901
Cash equivalents (cost—$20,369 and $16,838, respectively)	20,369	16,838
Cash (cost—$31,874 and $24,147 respectively)	31,874	24,147
Interest receivable	4,243	5,271
Prepaid expenses and other assets	1,458	2,148
Due from affiliate	63	87
Receivable for investments sold	—	1,055

Total assets	1,336,374	1,315,447

Liabilities
2037 Asset-backed debt, net (par—$328,000, unamortized deferred financing cost of $1,616 and $1,887, respectively)	326,384	326,113
2034 Asset-backed debt, net (par—$246,000, unamortized deferred financing cost of $649 and $940, respectively)	245,351	245,060
2035 Asset-backed debt, net (par—$246,000, unamortized deferred financing cost of $1,152 and $1,434, respectively)	244,848	244,566
Credit facility payable	144,900	99,600
Subordinated notes payable to members	250,808	250,808
Interest payable on credit facility and asset backed debt	12,669	13,730
Distribution payable to members	7,500	8,000
Interest payable on subordinated notes to members	5,038	5,305
Payable for investments purchased	4,975	—
Accounts payable and accrued expenses	1,304	1,189
Due to affiliate	64	50

Total liabilities	1,243,841	1,194,421

Members’ equity	92,533	121,026

Total liabilities and members’ equity	$1,336,374	$1,315,447

*	As of June 30, 2026 and September 30, 2025, PSLF had $1.2 million and zero of unfunded commitments to fund investments, respectively.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - continued

JUNE 30, 2026

Below are the consolidated statements of operations for PSLF ($ in thousands):

	Three Months Ended June 30,		Nine Months Ended June 30,
	2026	2025	2026	2025
Investment income:
Interest	$31,093	$36,203	$95,867	$104,583
Other income	414	313	1,130	1,142

Total investment income	31,507	36,516	96,997	105,725

Expenses:
Interest expense on credit facility and asset-backed debt	15,650	17,881	47,820	50,818
Interest expense on subordinated notes to members	7,395	7,788	22,444	22,565
Administration services expense	864	1,068	2,605	2,745
General and administrative expenses	363	173	1,148	869

Expenses before debt issuance costs	24,272	26,910	74,017	76,997
Debt issuance costs	60	—	60	—

Total expenses	24,332	26,910	74,077	76,997

Net investment income	7,175	9,606	22,920	28,728

Realized and unrealized gain (loss) on investments and debt:
Net realized gain (loss) on investments	(6,876)	(3,416)	(22,521)	(5,542)
Net change in unrealized appreciation (depreciation) on investments	3,098	(3,439)	(5,892)	(11,743)

Net realized and unrealized gain (loss) on investments	(3,778)	(6,855)	(28,413)	(17,285)

Net increase (decrease) in members’ equity resulting from operations	$3,397	$2,751	$(5,493)	$11,443

(1)	No management or incentive fees are payable by PSLF. PSLF pays the Administrator an annual fee of 0.25% of average gross assets under management payable on a quarterly basis.

5. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value, as defined under ASC 820, is the price that we would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of us. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to us on the reporting period date.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - continued

JUNE 30, 2026

ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1:	Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2:	Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

Level 3:	Inputs that are unobservable for an asset or liability because they are based on our own assumptions about how market participants would price the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Generally, most of our investments and our Truist Credit Facility are classified as Level 3. Our 2026 Notes, 2026 Notes-2, and 2029 Notes are classified as Level 2, as they are financial instruments with readily observable market inputs. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and those differences may be material.

The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information, disorderly transactions or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence were available. Corroborating evidence that would result in classifying these non-binding broker/dealer bids as a Level 2 asset includes observable orderly market-based transactions for the same or similar assets or other relevant observable market-based inputs that may be used in pricing an asset.

Our investments are generally structured as debt and equity investments in the form of first lien secured debt, second lien secured debt, subordinated debt and equity investments. The transaction price, excluding transaction costs, is typically the best estimate of fair value at inception. Ongoing reviews by our Investment Adviser and independent valuation firms are based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information including comparable transactions, performance multiples and yields, among other factors. These non-public investments valued using unobservable inputs are included in Level 3 of the fair value hierarchy.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in our ability to observe valuation inputs may result in a reclassification for certain financial assets or liabilities.

In addition to using the above inputs to value cash equivalents, investments, our 2026 Notes, our 2026 Notes-2, our 2029 Notes, and our Truist Credit Facility, we employ the valuation policy approved by our board of directors which is consistent with ASC 820. Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value. See Note 2.

As outlined in the table below, some of our Level 3 investments using a market approach valuation technique are valued using the average of the bids from brokers or dealers. The bids include a disclaimer, may not have corroborating evidence, may be the result of a disorderly transaction and may be the result of consensus

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - continued

JUNE 30, 2026

pricing. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If the board of directors has a bona fide reason to believe any such bids do not reflect the fair value of an investment, it may independently value such investment by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available. In accordance with ASC 820, we do not categorize any investments for which fair value is measured using the net asset value per share within the fair value hierarchy.

The remainder of our investment portfolio and our long-term Truist Credit Facility are valued using a market comparable or an enterprise market value technique. With respect to investments for which there is no readily available market value, the factors that our board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the pricing indicated by the external event, excluding transaction costs, is used to corroborate the valuation. When using earnings multiples to value a portfolio company, the multiple used requires the use of judgment and estimates in determining how a market participant would price such an asset. These non-public investments using unobservable inputs are included in Level 3 of the fair value hierarchy. Generally, the sensitivity of unobservable inputs or combination of inputs such as industry comparable companies, market outlook, consistency, discount rates and reliability of earnings and prospects for growth, or lack thereof, affects the multiple used in pricing an investment. As a result, any change in any one of those factors may have a significant impact on the valuation of an investment. Generally, an increase in a market yield will result in a decrease in the valuation of a debt investment, while a decrease in a market yield will have the opposite effect. Generally, an increase in an earnings before interest, taxes, depreciation and amortization (“EBITDA”), multiple will result in an increase in the valuation of an investment, while a decrease in an EBITDA multiple will have the opposite effect.

Our Level 3 valuation techniques, unobservable inputs and ranges were categorized as follows for ASC 820 purposes:

Asset Category ($ in thousands)	Fair value at June 30, 2026	Valuation Technique	Unobservable Input	Range of Input (Weighted Average) (1)
First lien	$27,772	Market Comparable	Broker/Dealer bids or quotes	N/A
First lien	369,585	Market Comparable	Market yield	7.0% - 21.6% (9.8%)
First lien	27,190	Enterprise Market Value	EBITDA multiple	0.7x - 17.8x (9.3x)
Second lien	14,806	Market Comparable	Market yield	13.8% - 16.5% (15.0%)
Subordinated debt / corporate notes	184,546	Market Comparable	Market yield	11.7% - 16.1% (12.5%)
Subordinated debt / corporate notes	24,635	Enterprise Market Value	EBITDA multiple	0.9x - 30.3x (5.4x)
Equity	218,799	Enterprise Market Value	EBITDA multiple	0.5x - 17.8x (9.7x)

Total Level 3 investments	$867,333
Debt Category ($ in thousands)
Truist Credit Facility	$309,755	Market Comparable	Market yield	5.7%

(1)	The weighted averages disclosed in the table above were weighted by their relative fair value.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - continued

JUNE 30, 2026

Asset Category ($ in thousands)	Fair value at September 30, 2025	Valuation Technique	Unobservable Input	Range of Input (Weighted Average) (1)
First lien	$31,018	Market Comparable	Broker/Dealer bids or quotes	N/A
First lien	550,259	Market Comparable	Market yield	4.0% – 24.5% (10.1%)
First lien	1,096	Enterprise Market Value	EBITDA multiple	7.5x - 8.3x (8.1x)
Second lien	14,750	Market Comparable	Market yield	13.2% - 15.5% (14.3%)
Second lien	3,411	Market Comparable	Broker/Dealer bids or quotes	N/A
Subordinated debt / corporate notes	201,220	Market Comparable	Market yield	7.0% - 25.4% (13.2%)
Equity	286,210	Enterprise Market Value	EBITDA multiple	1.5x - 28.3x (9.4x)

Total Level 3 investments	$1,087,964

Debt Category ($ in thousands)
Truist Credit Facility	$425,477	Market Comparable	Market yield	4.9%

(1)	The weighted averages disclosed in the table above were weighted by their relative fair value.

Our investments, cash equivalents, Truist Credit Facility, 2026 Notes, 2026 Notes-2, and 2029 Notes were categorized as follows in the fair value hierarchy as of June 30, 2026 and September 30, 2025:

	Fair value at June 30, 2026
Description ($ in thousands)	Fair Value	Level 1	Level 2	Level 3	Measured at Net Asset Value (1)
Debt investments	$648,534	$—	$—	$648,534	$—
U.S. Government Securities(3)	269,266	—	269,266	—	—
Equity investments	275,372	—	—	218,799	56,573

Total investments	1,193,172	—	269,266	867,333	56,573
Cash equivalents	11,542	11,542	—	—	—

Total investments and cash equivalents	$1,204,714	$11,542	$269,266	$867,333	$56,573

Truist Credit Facility	$309,755	$—	$—	$309,755	$—
2026 Notes-2(2)	164,573	—	164,573	—	—
2029 Notes(2)	73,607	—	73,607	—	—

Total debt	$547,935	$—	$238,180	$309,755	$—

(1)

In accordance with ASC Subtopic 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), our equity investment in PSLF and PTSF II are measured using the net asset value per share (or its equivalent) as a practical expedient for fair value, and thus has not been classified in the fair value hierarchy.

(2)

We elected not to apply ASC 825-10 to the 2026 Notes-2, and the 2029 Notes, and thus the balance reported in the Consolidated Statement of Assets and Liabilities represents the carrying value, which approximates the fair value.

(3)	Our U.S. Treasury Bills are classified as Level 2, as they were valued by the pricing service which utilize broker-supplied prices.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - continued

JUNE 30, 2026

	Fair Value at September 30, 2025
Description ($ in thousands)	Fair Value	Level 1	Level 2	Level 3	Measured at Net Asset Value (1)
Debt investments	$801,754	$—	$—	$801,754	$—
U.S. Government Securities(3)	124,788	—	124,788	—	—
Equity investments	360,731	—	—	286,210	74,521

Total investments	1,287,273	—	124,788	1,087,964	74,521
Cash equivalents	30,711	30,711	—	—	—

Total investments and cash equivalents	$1,317,984	$30,711	$124,788	$1,087,964	$74,521

Truist Credit Facility	$425,477	$—	$—	$425,477	$—
2026 Notes(2)	149,473	—	149,473	—	—
2026 Notes-2(2)	163,933	—	163,933	—	—

Total debt	$738,883	$—	$313,406	$425,477	$—

(1)

In accordance with ASC Subtopic 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), our equity investment in PSLF and PTSF II are measured using the net asset value per share (or its equivalent) as a practical expedient for fair value, and thus has not been classified in the fair value hierarchy.

(2)

We elected not to apply ASC 825-10 to the 2026 Notes and the 2026 Notes-2 and thus the balance reported in the Consolidated Statement of Assets and Liabilities represents the carrying value, which approximates the fair value.

(3)	Our U.S. Treasury Bills are classified as Level 2, as they were valued by the pricing service which utilize broker-supplied prices.

The tables below show a reconciliation of the beginning and ending balances for investments measured at fair value using significant unobservable inputs (Level 3):

	Nine Months Ended June 30, 2026
Description ($ in thousands)	Debt investments	Equity investments	Totals
Beginning balance	$801,754	$286,210	$1,087,964
Net realized gain (loss)	(9,546)	80,098	70,552
Net change in unrealized appreciation (depreciation)	(8,473)	(58,941)	(67,414)
Purchases, PIK interest, net discount accretion and non-cash exchanges	300,483	7,676	308,159
Sales, repayments and non-cash exchanges	(435,684)	(96,244)	(531,928)
Transfers in/out of Level 3	—	—	—

Ending balance	$648,534	$218,799	$867,333

Net change in unrealized appreciation reported within the net change in unrealized appreciation on investments in our consolidated statements of operations attributable to our Level 3 assets still held at the reporting date	$(17,686)	$9,820	$(7,866)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - continued

JUNE 30, 2026

	Nine Months Ended June 30, 2025
Description ($ in thousands)	Debt investments	Equity investments	Totals
Beginning balance	$916,796	$235,573	$1,152,369
Net realized gain (loss)	(30,009)	(725)	(30,734)
Net change in unrealized appreciation (depreciation)	4,579	35,095	39,674
Purchases, PIK interest, net discount accretion and non-cash exchanges	543,409	10,719	554,128
Sales, repayments and non-cash exchanges	(746,131)	(2,886)	(749,017)
Transfers in/out of Level 3	—	—	—

Ending balance	$688,644	$277,776	$966,420

Net change in unrealized appreciation reported within the net change in unrealized appreciation on investments in our consolidated statements of operations attributable to our Level 3 assets still held at the reporting date	$(11,620)	$34,061	$22,441

The table below shows a reconciliation of the beginning and ending balances for liabilities measured at fair value using significant unobservable inputs (Level 3):

	Nine Months Ended June 30,
Long-Term Credit Facility	2026	2025
Beginning balance (cost – $426,456 and $461,456, respectively)	$425,477	$460,361
Net change in unrealized appreciation (depreciation) included in earnings	(723)	1,023
Borrowings (1)	250,000	97,000
Repayments (1)	(375,000)	(242,000)
Transfers in and/or out of Level 3	—	—

Ending balance (cost – $301,456 and $316,456, respectively)	$299,754	$316,384

Temporary draws outstanding, at cost	10,000	—

Ending balance* (cost – $311,456 and $316,456, respectively)	$309,755	$316,384

(1)	Excludes temporary draws.
*	The nine months ended June 30, 2026 does not foot due to rounding.

As of June 30, 2026, we had outstanding non-U.S. dollar borrowings on our Truist Credit Facility:

Foreign Currency	Amount Borrowed	Borrowing Cost	Current Value	Reset Date	Unrealized appreciation/ (depreciation)
British Pound	£36,000	$49,420	$47,781	September 30, 2026	$1,639
Canadian dollar	CAD 2,800	$2,036	$1,974	July 29, 2026	$62

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JUNE 30, 2026

As of September 30, 2025, we had outstanding non-U.S. dollar borrowings on our Truist Credit Facility:

Foreign Currency	Amount Borrowed	Borrowing Cost	Current Value	Reset Date	Unrealized appreciation/ (depreciation)
British Pound	£36,000	$49,420	$48,465	December 31, 2025	$955
Canadian dollar	CAD 2,800	$2,036	$2,012	October 29, 2025	$24

Generally, the carrying value of our consolidated financial liabilities approximates fair value. We have adopted the principles under ASC Subtopic 825-10, Financial Instruments (“ASC 825-10”), which provides companies with an option to report selected financial assets and liabilities at fair value, and made an irrevocable election to apply ASC 825-10 to the Truist Credit Facility. We elected to use the fair value option for the Truist Credit Facility to align the measurement attributes of both our assets and liabilities while mitigating volatility in earnings from using different measurement attributes. Due to that election and in accordance with GAAP, we incurred zero and $3.9 million of expenses relating to amendment costs on the Truist Credit Facility during the three and nine months ended June 30, 2026, respectively. Due to that election and in accordance with GAAP, we incurred zero and $0.3 million of expenses relating to amendment costs on the Truist Credit Facility during the three and nine months ended June 30, 2025. ASC 825-10 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect on earnings of a company’s choice to use fair value. ASC 825-10 also requires us to display the fair value of the selected assets and liabilities on the face of the Consolidated Statements of Assets and Liabilities and changes in fair value of the Truist Credit Facility is reported in our Consolidated Statements of Operations. We did not elect to apply ASC 825-10 to any other financial assets or liabilities, including the 2026 Notes, 2026 Notes-2, and 2029 Notes.

For the three and nine months ended June 30, 2026, the Truist Credit Facility had a net change in unrealized appreciation (depreciation) of $(0.3) million and $0.7 million, respectively. For the three and nine months ended June 30, 2025, the Truist Credit Facility had a net change in unrealized appreciation (depreciation) of $(3.0) million and $(1.0) million, respectively. As of June 30, 2026 and September 30, 2025, the net unrealized appreciation (depreciation) on the Truist Credit Facility totaled $1.7 million and $1.0 million, respectively. We use an independent valuation service to measure the fair value of our Truist Credit Facility in a manner consistent with the valuation process that our board of directors uses to value our investments.

6. TRANSACTIONS WITH AFFILIATED COMPANIES

An affiliated portfolio company is a company in which we have ownership of 5% or more of its voting securities. A portfolio company is generally presumed to be a non-controlled affiliate when we own at least 5% but 25% or less of its voting securities and a controlled affiliate when we own more than 25% of its voting securities. Transactions related to our funded investments with both controlled and non-controlled affiliates for the nine months ended June 30, 2026 and 2025 were as follows ($ in thousands):

Name of Investment	Fair Value at September 30, 2025	Gross Additions(1)	Gross Reductions	Net Realized Gains (Losses)	Net Change in Appreciation / (Depreciation)	Fair Value at June 30, 2026	Interest Income	PIK Income	Dividend Income
Controlled Affiliates
AKW Holdings Limited	$88,646	$4,547	$(4,604)	$(1,073)	$24,459	$111,975	$4,016	$—	$—
Flock Financial, LLC	49,314	—	—	—	363	49,677	2,184	—	—
JF Intermediate, LLC (JF Holdings Corp.)	68,332	—	(67,546)	63,059	(63,845)	—	—	—	—
Pragmatic Institute, LLC	10,875	—	(108)	—	(5,696)	5,071	—	—	—
PennantPark Senior Loan Fund, LLC (2)	207,800	—	—	—	(15,894)	191,906	12,548	—	12,830

Total Controlled Affiliates	$424,967	$4,547	$(72,258)	$61,986	$(60,613)	$358,629	$18,748	$—	$12,830

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - continued

JUNE 30, 2026

Name of Investment	Fair Value at September 30, 2025	Gross Additions(1)	Gross Reductions	Net Realized Gains (Losses)	Net Change in Appreciation / (Depreciation)	Fair Value at June 30, 2026	Interest Income	PIK Income	Dividend Income
Non-Controlled Affiliates
Cascade Environmental Holdings, LLC	$4,891	$—	$—	$—	$(4,891)	$—	$—	$—	$—

Total Non-Controlled Affiliates	$4,891	$—	$—	$—	$(4,891)	$—	$—	$—	$—

Total Controlled and Non-Controlled Affiliates	$429,858	$4,547	$(72,258)	$61,986	$(65,504)	$358,629	$18,748	$—	$12,830

(1)	Includes PIK.
(2)

We and Pantheon are the members of PSLF, a joint venture formed as a Delaware limited liability company that is not consolidated by us for financial reporting purposes. The members of PSLF make investments in the PSLF in the form of subordinated debt and equity interests, and all portfolio and other material decision regarding PSLF must be submitted to PSLF’s board of directors or investment committee, both of which are comprised of two members appointed by each of us and Pantheon. Because management of PSLF is shared equally between us and Pantheon, we do not believe we control PSLF for purposes of the 1940 Act or otherwise.

Name of Investment	Fair Value at September 30, 2024	Gross Additions(1)	Gross Reductions	Net Realized Gains (Losses)	Net Change in Appreciation / (Depreciation)	Fair Value at June 30, 2025	Interest Income	PIK Income	Dividend/ Other Income
Controlled Affiliates
AKW Holdings Limited	$60,798	$—	$—	$—	$16,073	$76,871	$4,828	$—	$27
Flock Financial, LLC	48,839	823	—	—	2,725	52,387	1,448	823	—
JF Intermediate, LLC (JF Holdings Corp.)	90,858	512	(49,625)	—	36,714	78,459	4,282	—	—
Pragmatic Institute, LLC (3)	—	14,740	(71)	—	(1,650)	13,019	4	355	—
PennantPark Senior Loan Fund, LLC (2)	183,809	39,324	—	—	(9,516)	213,617	12,798	—	16,008

Total Controlled Affiliates	$384,304	$55,399	$(49,696)	$—	$44,346	$434,353	$23,360	$1,178	$16,035

Non-Controlled Affiliates
Cascade Environmental Holdings, LLC	$29,262	$—	$—	$—	$(21,799)	$7,463	$—	$—	$—
Walker Edison Furniture Company LLC	4,161	1,708	—	—	(5,848)	21	—	—	—

Total Non-Controlled Affiliates	$33,423	$1,708	$—	$—	$(27,647)	$7,484	$—	$—	$—

Total Controlled and Non-Controlled Affiliates	$417,727	$57,107	$(49,696)	$—	$16,699	$441,837	$23,360	$1,178	$16,035

1.	Includes PIK.
2.

We and Pantheon are the members of PSLF, a joint venture formed as a Delaware limited liability company that is not consolidated by us for financial reporting purposes. The members of PSLF make investments in the PSLF in the form of subordinated debt and equity interests, and all portfolio and other material decision regarding PSLF must be submitted to PSLF’s board of directors or investment committee, both of which are comprised of two members appointed by each of us and Pantheon. Because management of PSLF is shared equally between us and Pantheon, we do not believe we control PSLF for purposes of the 1940 Act or otherwise.

3.	Pragmatic Institute, LLC became a controlled affiliate during the quarter ended March 31, 2025.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - continued

JUNE 30, 2026

7. CHANGE IN NET ASSETS FROM OPERATIONS PER COMMON SHARE

The following information sets forth the computation of basic and diluted per share net increase in net assets resulting from operations ($ in thousands, except per share data):

	Three Months Ended June 30,		Nine Months Ended June 30,
	2026	2025	2026	2025
Numerator for net increase (decrease) in net assets resulting from operations	$4,469	$8,150	$11,095	$33,690
Denominator for basic and diluted weighted average shares	65,296,094	65,296,094	65,296,094	65,296,094
Basic and diluted net increase (decrease) in net assets per share resulting from operations	$0.07	$0.12	$0.17	$0.52

8. CASH AND CASH EQUIVALENTS

Cash equivalents represent cash in money market funds pending investment in longer-term portfolio holdings and for other general corporate purposes. Our portfolio may consist of temporary investments in U.S. Treasury Bills (of varying maturities), repurchase agreements, money market funds or repurchase agreement-like treasury securities. These temporary investments with original maturities of 90 days or less are deemed cash equivalents and are included in the Consolidated Schedule of Investments. At the end of each fiscal quarter, we may take proactive steps to preserve investment flexibility for the next quarter by investing in cash equivalents, which is dependent upon the composition of our total assets at quarter-end. We may accomplish this in several ways, including purchasing U.S. Treasury Bills and closing out positions on a net cash basis after quarter-end, temporarily drawing down on the Truist Credit Facility, or utilizing repurchase agreements or other balance sheet transactions as are deemed appropriate for this purpose. These amounts are excluded from average adjusted gross assets for purposes of computing the Investment Adviser’s management fee. U.S. Treasury Bills with maturities greater than 60 days from the time of purchase are valued consistent with our valuation policy. As of June 30, 2026, cash and cash equivalents consisted of money market funds, and non-money market funds in the amounts of $11.5 million and $27.7 million, respectively, for total cash and cash equivalents of $39.3 million as shown on the Consolidated Statement of Cash Flows for the period ended June 30, 2026. As of September 30, 2025, cash and cash equivalents consisted of money market funds, and non-money market funds in the amounts of $30.7 million and $21.1 million at fair value, respectively.

9. FINANCIAL HIGHLIGHTS

Below are the financial highlights ($ in thousands, except share and per share data):

	Nine Months Ended June 30,
	2026	2025
Per Share Data:
Net asset value, beginning of period	$7.11	$7.56
Net investment income (1)	0.39	0.55
Net change in realized and unrealized gain (loss) (1)	(0.22)	(0.04)

Net increase (decrease) in net assets resulting from operations (1)(8)	0.17	0.52
Distributions to stockholders (1), (2)	(0.72)	(0.72)

Net asset value, end of period	$6.56	$7.36

Per share market value, end of period	$3.47	$6.84

Total return* (3)	(40.17)%	8.58%
Shares outstanding at end of period	65,296,094	65,296,094

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - continued

JUNE 30, 2026

	Nine Months Ended June 30,
	2026	2025
Ratios** / Supplemental Data:
Ratio of operating expenses to average net assets (4)	6.05%	7.24%
Ratio of debt related expenses to average net assets (5)	8.98%	8.57%

Ratio of total expenses to average net assets (5)	15.03%	15.81%
Ratio of net investment income to average net assets (5)	7.74%	9.87%
Net assets at end of period	$428,032	$480,585

Weighted average debt outstanding	$634,628	$690,420

Weighted average debt per share (1)	$9.72	$10.57
Asset coverage per unit (6)	$1,779	$1,761
Portfolio turnover ratio* (7)	29.11%	49.84%

*	Not annualized for periods less than one year.
**	Re-occurring investment income and expenses included in these ratios are annualized for periods less than one year.
***	The expense and investment income ratios do not reflect the Company’s proportionate share of income and expenses of PSLF and PTSF II.
(1)	Based on the weighted average shares outstanding for the respective periods.
(2)	The tax status of distributions is calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP, and reported on Form 1099-DIV each calendar year.
(3)	Based on the change in market price per share during the periods and assumes distributions, if any, are reinvested.
(4)	Total expenses excluding debt-related costs.
(5)	Includes interest and expenses on debt (annualized) as well as the Truist Credit Facility amendment, debt issuance costs and excludes debt extinguishments cost, if any, (not annualized).
(6)

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by the senior securities representing indebtedness at par (changed from fair value). This asset coverage ratio is multiplied by $1,000 to determine the asset coverage per unit.

(7)	Excludes short-term U.S. Government Securities.
(8)	The nine months ended June 30, 2025 does not foot due to rounding.

10. DEBT

The annualized weighted average cost of debt for the nine months ended June 30, 2026 and 2025, inclusive of the fee on the undrawn commitment and amendment costs on the Truist Credit Facility and amortized upfront fees on 2026 Notes, 2026 Notes-2 and 2029 Notes, was 6.4% and 6.1%, respectively. As of June 30, 2026, in accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that we are in compliance with a 150% asset coverage ratio after such borrowing.

On February 5, 2019, our stockholders approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the Consolidated Appropriations Act of 2018 (which includes the Small Business Credit Availability Act, or “SBCAA”) as approved by our board of directors on November 13, 2018. As a result, the asset coverage requirement applicable to us for senior securities was reduced from 200% (i.e., $1 of debt outstanding for each $1 of equity) to 150% (i.e., $2 of debt outstanding for each $1 of equity), subject to compliance with certain disclosure requirements. As of June 30, 2026 and September 30, 2025, our asset coverage ratio, as computed in accordance with the 1940 Act, was 178% and 163%, respectively.

Truist Credit Facility

As of June 30, 2026, we increased the availability under the multi-currency Truist Credit Facility for up to $535 million (increased from $500 million in December 2025), which may be further increased up to $750.0 million

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - continued

JUNE 30, 2026

in borrowings with certain lenders and Truist Bank, acting as administrative agent, Regions Bank, acting as an additional multicurrency lender, and JPMorgan Chase Bank, N.A., acting as syndication agent for the lenders. As of June 30, 2026 and September 30, 2025, we had $311.5 million (including a $10.0 million temporary draw) and $426.5 million, respectively, in outstanding borrowings under the Truist Credit Facility. The Truist Credit Facility had a weighted average interest rate of 5.9% and 6.5%, respectively, exclusive of the fee on undrawn commitment, as of June 30, 2026 and September 30, 2025. The Truist Credit Facility was amended in December 2025. This amended revolving facility has a stated maturity date of December 11, 2030 and decreased pricing to SOFR plus 210 basis points from SOFR plus 235 basis points (or an alternative risk-free floating interest rate index). As of June 30, 2026 and September 30, 2025, we had $223.5 million and $73.5 million of unused borrowing capacity under the Truist Credit Facility, respectively, subject to leverage and borrowing base restrictions. The Truist Credit Facility is secured by substantially all of our assets. As of June 30, 2026, we were in compliance with the terms of the Truist Credit Facility.

2026 Notes

In April 2021, we issued $150.0 million in aggregate principal amount of our 2026 Notes at a public offering price per note of 99.4% The 2026 Notes were repaid in full on May 1, 2026. Prior to such repayment, interest on the 2026 Notes was paid semi-annually on May 1 and November 1 of each year, at a rate of 4.50% per year, commencing November 1, 2021. The effective interest rate was 4.62%. The maturity date of the 2026 Notes was May 1, 2026. The 2026 Notes were our general, unsecured obligations and ranked equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2026 Notes were effectively subordinated to all of our existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, financing vehicles, or similar facilities.

2026 Notes-2

In October 2021, we issued $165.0 million in aggregate principal amount of our 2026 Notes-2 at a public offering price per note of 99.4%. Interest on the 2026 Notes-2 is paid semi-annually on May 1 and November 1 of each year, at a rate of 4.00% per year, commencing May 1, 2022. The effective interest rate is 4.12%. The 2026 Notes-2 mature on November 1, 2026 and may be redeemed in whole or in part at our option subject to a make-whole premium if redeemed more than three months prior to maturity. The 2026 Notes-2 are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2026 Notes-2 are effectively subordinated to all of our existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, financing vehicles, or similar facilities. We do not intend to list the 2026 Notes-2 on any securities exchange or automated dealer quotation system.

2029 Notes

In January 2026, we issued $75.0 million in aggregate principal amount of our 2029 Notes at a private placement price per note of 99.3%. Interest on the 2029 Notes is paid semiannually on February 1 and August 1 of each year, at a rate of 7.00% per year, commencing August 1, 2026. The effective interest rate is 7.25%. The 2029 Notes mature on February 1, 2029 and may be redeemed in whole or in part at our option subject to a make-whole premium if redeemed more than three months prior to maturity. The 2029 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2029 Notes are effectively subordinated to all of our existing and future secured indebtedness to the extent of

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - continued

JUNE 30, 2026

the value of the assets securing such indebtedness and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, financing vehicles, or similar facilities. We do not intend to list the 2029 Notes on any securities exchange or automated dealer quotation system.

11. COMMITMENTS AND CONTINGENCIES

From time to time, we may be a party to legal proceedings, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

Unfunded debt and equity investments, if any, are disclosed in the Consolidated Schedules of Investments. Under these arrangements, we may be required to supply a letter of credit to a third party if the portfolio company were to request a letter of credit. As of June 30, 2026 and September 30, 2025, we had $307.7 million and $344.6 million, respectively, in commitments to fund investments. Additionally, the Company had unfunded commitments of up to $13.2 million and $13.2 million to PSLF as of June 30, 2026 and September 30, 2025, respectively, that may be contributed primarily for the purpose of funding new investments approved by PSLF board of directors or investment committee.

12. UNCONSOLIDATED SIGNIFICANT SUBSIDIARIES

We must determine which, if any, of our unconsolidated controlled portfolio companies is a “significant subsidiary” within the meaning of Regulation S-X. We have determined that, as of September 30, 2025, PennantPark Senior Loan Fund, LLC, JF Intermediate, LLC and AKW Holdings Limited triggered at least one of the significance tests. As a result and in accordance with Rule 3-09 of Regulation S-X, separate audited financial statements of PSLF, LLC for the years ended September 30, 2025, 2024, and 2023 were filed as exhibits to our Annual Report on Form 10-K for the fiscal year ended September 30, 2025, as amended.

Our investment in JF Intermediate, LLC was realized on December 11, 2025.

In March 2018, AKW Holdings Limited became controlled affiliate. Below is certain selected key financial data from AKW Holdings Limited’s income statements for the periods in which our investment in AKW Holdings Limited exceeded the threshold in at least one of the tests under Rule 3-09 of Regulation S-X (amounts in thousands).

AKW Holdings Limited:

	Three Months Ended June 30,		Nine Months Ended June 30,
Income Statement	2026	2025	2026	2025
Total revenue	$25,361	$24,070	$77,603	$68,160
Total expenses	24,409	23,354	77,611	70,411
Net income (loss)	$952	$716	$(8)	$(2,251)

13. SEGMENT REPORTING

The Company operates through a single operating and reporting segment with an investment objective to generate both current income and capital appreciation through debt and equity investments. The CODM is comprised of the Company’s Chief Executive Officer and Chief Financial Officer. The CODM assesses the

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - continued

JUNE 30, 2026

performance and makes operating decisions of the Company on a consolidated basis primary based on the Company’s net increase (decrease) in net assets resulting from operations (“Net Income”) and net investment income (“NII”). The CODM utilizes Net Income and NII as the key metrics in determining the amount of dividends to be distributed to the Company’s stockholders. As the Company’s operations comprise of single reporting segment, the segment assets are reflected on the accompanying consolidated statements of assets and liabilities as “total assets” and significant segment expenses are listed on accompanying consolidated statements of operations.

Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors of

PennantPark Investment Corporation and Subsidiaries

Results of Review of Interim Financial Statements

We have reviewed the accompanying consolidated statement of assets and liabilities of PennantPark Investment Corporation and Subsidiaries (the “Company”), including the consolidated schedules of investments, as of June 30, 2026, the related consolidated statements of operations and changes in net assets for the three month and nine month periods ended June 30, 2026 and 2025, and cash flows for the nine month periods ended June 30, 2026 and 2025, and the related notes to the consolidated financial statements (collectively, referred to as the “interim financial information or financial statements”). Based on our reviews, we are not aware of any material modifications that should be made to the financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), the consolidated statement of assets and liabilities of the Company, including the consolidated schedule of investments, as of September 30, 2025, and the related consolidated statements of operations, changes in net assets, and cash flows for the year then ended (not presented herein); and in our report dated November 24, 2025, we expressed an unqualified opinion on those financial statements. In our opinion, the information set forth in the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of September 30, 2025, is fairly stated, in all material respects, in relation to the consolidated statement of assets and liabilities, including the consolidated schedule of investments, from which it has been derived.

Basis for Review Results

These interim financial statements are the responsibility of the Company’s management. We conducted our reviews in accordance with the standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

/s/ RSM US LLP

New York, New York

August 10, 2026

PENNANTPARK INVESTMENT CORPORATION

$

 % Notes due

PROSPECTUS

Joint Book-Running Managers

, 2026

PART C

OTHER INFORMATION

Item 25. Financial statements and exhibits

1	Financial Statements

Part A The consolidated financial statements of the Company are included in Part A of this registration statement.

Part B Not applicable.

2	Exhibits

(a) Articles of Incorporation (Incorporated by reference to Exhibit 99(a) to the Company’s Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2/A (File No. 333-140092), filed on April  5, 2007).

(b)(1) Articles of Amendment to Articles of Incorporation of the Company (Incorporated by reference to Exhibit 3.2 of the Company’s Quarterly Report on Form 10-Q (File No. 814-00736), filed on August 7, 2024).

(b)(2) Second Amended and Restated Bylaws of the Company (Incorporated by reference to Exhibit 3.2 to the Company’s Quarterly Report on Form 10-Q (File No. 814-00736), filed on May 11, 2020).

(d)(1) Base Indenture, dated as of January  22, 2013, relating to the 6.25% Senior Notes due 2025, between the Company and American Stock Transfer & Trust Company, LLC, as trustee (Incorporated by reference to Exhibit 99.(d)(8) to the Company’s Post-Effective Amendment No.  4 to the Registration Statement on Form N-2/A (File No. 333-172524), filed on January 22, 2013).

(d)(2) Form T-1 Statement of Eligibility.**

(d)(3) Form of Supplemental Indenture.**

(d)(4) Form of Global Certificate for the Notes.**

(e) Dividend Reinvestment Plan (Incorporated by reference to Exhibit 99.(E) to the Company’s Registration Statement on Form N-2 (File No. 333-150033), filed on April 2, 2008).

(g) Fourth Amended and Restated Investment Advisory Management Agreement, dated as of May 20, 2024, between the Company and PennantPark Investment Advisers, LLC (Incorporated by reference to Exhibit 10.5 to the Company’s Form 10-K (File No. 814-00736), filed on November 24, 2025).

(h) Form of Underwriting Agreement.**

(j) Custodian Agreement between the Registrant and PFPC Trust Company (Incorporated by reference to Exhibit 99.(J)(1) to the Registrant’s Registration Statement on Form N-2 (File No. 333-150033), filed on April 2, 2008).

(k)(1) Amended and Restated Administration Agreement, dated as of May 20, 2024, by and between the Company and PennantPark Investment Administration, LLC (Incorporated by reference to Exhibit 10.1 to the Company’s Form 10-K (File No. 814-00736), filed on November  24, 2025.

(k)(2) Fifth Supplemental Indenture, dated as of October 21, 2021, by and between the Company and American Stock Transfer & Trust Company, LLC, as trustee (Incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K (File No. 814-00736), filed on October  21, 2021).

(k)(3) Form of 4.00% Notes due 2026 (included as part of Exhibit (k)(2)).

(k)(4) Indemnification Agreement, dated as of November 15, 2016, between PennantPark Investment Corporation and each of the directors and officers listed on Schedule A attached thereto (Incorporated by reference to Exhibit 10.5 on the Company’s Annual Report on Form 10-K (File No. 814-00891), filed on November  21, 2016).

(k)(5) Note Purchase Agreement dated January 30, 2026, by and among PennantPark Investment Corporation and the purchaser party thereto (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 814-00736) filed on January 30, 2026).

(k)(6) Form of 7.00% Notes due 2029 (included as part of Exhibit (k)(5)).(k)(7) Registration Rights Agreement, dated January 30, 2026, by and among PennantPark Investment Corporation and the purchaser party thereto (Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K (File No. 814-00736) filed on January 30, 2026).

(k)(8) Amended and Restated Limited Liability Company Agreement of PennantPark Senior Loan Fund, LLC, dated as of July 31, 2020, by and among PennantPark Investment Corporation, Pantheon Private Debt Program SCSp SICAV – RAIF In Respect Of Its Compartment Pantheon Senior Debt Secondaries II (USD) and Solutio Premium Private Debt I SCSp (Incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K (File No. 814-00736), filed on August 4, 2020).

(k)(9) First Amendment to the Amended and Restated Limited Liability Company Agreement of PennantPark Senior Loan Fund, LLC, dated as of October 31, 2020, by and among PennantPark Investment Corporation, Pantheon Private Debt Program SCSp SICAV – RAIF In Respect Of Its Compartment Pantheon Senior Debt Secondaries II (USD), Pantheon Private Debt Program SCSp SICAV-RAIF In Respect Of Its Compartment Pantheon Credit Opportunities II (USD), Pantheon Private Debt Program SCSp SICAV-RAIF In Respect Of Its Compartment Tubera Credit 2020 and Solutio Premium Private Debt I SCSp (Incorporated by reference to Exhibit 10.12 to the Company’s Form 10-K (File No. 814-00736), filed on November 19, 2020).

(k)(10) Second Amendment to the Amended and Restated Limited Liability Company Agreement of PennantPark Senior Loan Fund, LLC, dated as of October 31, 2020, by and among PennantPark Investment Corporation, Pantheon Private Debt Program SCSp SICAV—RAIF In Respect Of Its Compartment Pantheon Senior Debt Secondaries II (USD), Pantheon Private Debt Program SCSp SICAV-RAIF In Respect Of Its Compartment Pantheon Credit Opportunities II (USD), Pantheon Private Debt Program SCSp SICAV-RAIF In Respect Of Its Compartment Tubera Credit 2020 and Solutio Premium Private Debt I SCSp (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-00736), filed on September  4, 2024).

(k)(11) First Omnibus Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement and Second Amended and Restated Guarantee and Security Agreement, dated as of May 25, 2017, among the Company, the lenders party thereto and Truist Bank, as administrative agent for the lenders (Incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q (File No. 814-00736), filed on August 7, 2017).

(k)(12) Second Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of September 4, 2019, by and among PennantPark Investment Corporation, as borrower, the lenders party thereto, SunTrust Bank, as administrative agent and collateral agent, and solely with respect to Section 4.9, PNNT CI (GALLS) Prime Investment Holdings, LLC, PNNT Investment Holdings, LLC, PNNT New Gulf Resources, LLC, PNNT ecoserve, LLC and PNNT Cascade Environmental Holdings, LLC (Incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K (File No. 814-00736), filed on September 4, 2019).

(k)(13) Fifth Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement and Second Amended and Restated Guarantee and Security Agreement, dated as of July 29, 2022, among the Company, the lenders party thereto and Truist Bank, as administrative agent for the lenders (Incorporated by reference to Exhibit 10.2 to the Company’s Form 10-Q (File No. 814-00736), filed on August 3, 2022).

(k)(14) Sixth Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of June 25, 2024, by and among PennantPark Investment Corporation and Truist Bank, as administrative agent. (Incorporated by reference to Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q (File No. 814-00736), filed on August  7, 2024).

(k)(15) Notice of Commitment Increase Request, dated as of February 7, 2025, from PennantPark Investment Corporation to Truist Bank, as Administrative Agent (Incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q, (File No. 814-00736), filed on February  10, 2025).

(k)(16) Seventh Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of December 11, 2025, by and among the Registrant, the lenders party thereto, Truist Bank as administrative agent, and JPMorgan Chase Bank, N.A. as syndication agent (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 814-00736) filed on December 15, 2025).

(k)(17) Eighth Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of January 30, 2026, by and among the Registrant, the lenders party thereto, Truist Bank as administrative agent and, solely with respect to Section 5.10 therein, PNNT Investment Holdings, LLC (Incorporated by reference to Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q (File No. 814-00736) filed on February 09, 2026).

(k)(18) Note Purchase Agreement, dated September 1, 2026, by and among PennantPark Investment Corporation and the purchasers party thereto (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 814-00736) filed on September  1, 2026).

(k)(19) Registration Rights Agreement, dated September 1, 2026, by and among PennantPark Investment Corporation and the purchasers party thereto, relating to the 2031 Notes (Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K (File No. 814-00736) filed on September  1, 2026).

(k)(20) Registration Rights Agreement, dated September 1, 2026, by and among PennantPark Investment Corporation and the purchasers party thereto, relating to the 2029 Notes-2 (Incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K (File No. 814-00736) filed on September 1, 2026).

(l)(1) Opinion and Consent of Venable LLP.**

(l)(2) Opinion and Consent of Dechert LLP.**

(n)(1) Consent of KPMG Bermuda.*

(n)(2) Consent of RSM US LLP.*

(n)(3) Consent of RSM US LLP.*

(n)(4) Report of RSM US LLP on Senior Securities Table.*

(r) Joint Code of Ethics (Incorporated by reference to Exhibit 14.1 to the Company’s Annual Report on Form 10-K (File No. 814-00736), filed on November 24, 2025).

(s)(1) Audited Consolidated Financial Statement of PennantPark Senior Loan Fund LLC for the Year Ended September 30, 2025 and 2024 (Incorporated by reference to Exhibit 99.3 to the Company’s Annual Report on Form 10-K (File No. 814-00736), filed on November  24, 2025).

(s)(2) Audited Consolidated Financial Statement of PennantPark Senior Loan Fund LLC for the Year Ended September 30, 2024 and 2023 (Incorporated by reference to Exhibit 99.4 to the Company’s Annual Report on Form 10-K (File No. 814-00736), filed on November  24, 2025).

(s)(3) Calculation of Filing Fee Table.*

*	To be filed herewith.
**	To be filed by amendment.

Item 26. Marketing arrangements

The information contained under the heading “Underwriting” in this prospectus is hereby incorporated by reference.

Item 27. Other expenses of issuance and distribution

The following table sets forth the estimated expenses to be incurred by the Registrant in connection with the offering described in this registration statement:

SEC registration fee		$138.10	*
Printing (other than certificates)		**
Legal fees and expenses		**
Accounting fees and expenses		**
Miscellaneous fees and expenses		**

Total	$	**

All of the expenses set forth above shall be borne by the Registrant.

*	This amount has been offset against a filing fee associated with unsold securities registered under a previous registration statement.
**	To be provided by amendment.

Item 28. Persons controlled by or under common control with us.

Name of entity and place of jurisdiction	Voting Securities Owned Percentage
PNNT Alabama Holdings Inc. (Delaware)	100	%(1)
PNNT Investment Holdings, LLC (Delaware)	100%
PNNT Investment Holdings II, LLC (Delaware)	100%
RAM Energy Holdings LLC (Delaware)	100	%(2)
Mspark, LLC (Alabama)	51	%(2)
PennantPark Senior Loan Fund, LLC(3)	50	%(2)
AKW Holdings Limited (Isle of Man)	82.5	%(2)
Flock Financial, LLC	74.6	%(2)

(1)	This entity is not operational.
(2)	This is a controlled affiliated investment.
(3)

The registrant is an equity owner of PSLF, a joint venture between the registrant and Pantheon. Pursuant to the terms of PSLF’s operating agreement, the registrant and Pantheon each have 50% voting control of PSLF.

Item 29. Number of holders of securities

As of June 30, 2026

Title of Class	Number of Record Holders
Common Stock $0.001 par value	8
2026 Notes-2	1
2029 Notes	1

Item 30. Indemnification

The information contained under the heading “Description of our Capital Stock—Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses” is incorporated herein by reference.

Item 31. Business and other connections of the Investment Adviser

Neither the Investment Adviser nor any officer, director or partner of the Investment Adviser has been substantially engaged in any business, profession, vocation or employment since the inception of the Investment Adviser other than as set forth under the headings “Portfolio Management” or is otherwise incorporated by reference. Additional information regarding Investment Adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-67622), and is incorporated herein by reference.

Item 32. Location of accounts and records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, PennantPark Investment Corporation, 1691 Michigan Avenue, Miami Beach, FL 33139;

(2)	the Transfer Agent, Equiniti Trust Company, LLC, 28 Liberty Street, 53rd Floor, New York, NY 10005;

(3)	the Custodian, The Bank of New York Mellon Trust Company, National Association, 240 Greenwich Street, New York, NY 10286; and

(4)	the Investment Adviser, PennantPark Investment Advisers, LLC, 1691 Michigan Avenue, Miami Beach, FL 33139.

Item 33. Management services

Not Applicable.

Item 34. Undertakings

The Registrant hereby undertakes:

1.

to suspend the offering of shares until the prospectus filed as part of this registration statement is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.

(a) for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b) (1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and (b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable.

6.

insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.

to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami Beach, and State of Florida on the 16th day of September, 2026.

By:	/S/ ARTHUR H. PENN
Name:	Arthur H. Penn
Title:	Chief Executive Officer and Chairman of the Board

KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints Richard Allorto his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement on Form N-2 and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed by the following persons in the capacities set forth below on the 16th day of September, 2026.

Name	Title
/s/ ARTHUR H. PENN Arthur H. Penn	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)

/s/ RICHARD T. ALLORTO, JR. Richard T. Allorto, Jr.	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

/s/ ADAM K. BERNSTEIN Adam K. Bernstein	Director

/s/ JEFFREY FLUG Jeffrey Flug	Director

/s/ MARSHALL BROZOST Marshall Brozost	Director

/s/ SAMUEL L. KATZ Samuel L. Katz	Director

/s/ JOSÉ A. BRIONES, JR José A. Briones, Jr.	Director